As filed with the Securities and Exchange Commission on July 29, 2015
Securities Act File No. 33-11882
Investment Company Act File No. 811-5011

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 16	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 195	☒
(Check appropriate box or boxes)

BIF MULTI-STATE MUNICIPAL SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway, Wilmington, Delaware 19809
United States of America
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (800) 441-7762

John M. Perlowski
BIF MULTI-STATE MUNICIPAL SERIES TRUST
55 East 52nd Street
New York, New York 10055
United States of America
(Name and Address of Agent for Service)

Copies to:
Counsel for the Fund:
Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019--6018	Benjamin Archibald, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055
It is proposed that this filing will become effective (check appropriate box)
☒    Immediately upon filing pursuant to paragraph (b)
□    On (date) pursuant to paragraph (b)
□    60 days after filing pursuant to paragraph (a)(1)
□    On (date) pursuant to paragraph (a)(1)
□    75 days after filing pursuant to paragraph (a)(2)
□    On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
□    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of beneficial interest, par value $.10 per share.

JULY 29, 2015
Prospectus
BIF Tax-Exempt Fund
CMAXX
BIF Multi-State Municipal Series Trust
►	BIF California Municipal Money Fund
CMLXX
►	BIF Connecticut Municipal Money Fund
MCOXX
►	BIF Massachusetts Municipal Money Fund
CMHXX
►	BIF New Jersey Municipal Money Fund
CMJXX
►	BIF New York Municipal Money Fund
CMYXX
►	BIF Ohio Municipal Money Fund
MSOXX
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Overview	Key facts and details about the Funds listed in this prospectus, including investment objectives, principal investment strategies, principal risk factors, fee and expense information, and historical performance information
	Key Facts About BIF Tax-Exempt Fund	3
	Key Facts About BIF California Municipal Money Fund	7
	Key Facts About BIF Connecticut Municipal Money Fund	11
	Key Facts About BIF Massachusetts Municipal Money Fund	15
	Key Facts About BIF New Jersey Municipal Money Fund	19
	Key Facts About BIF New York Municipal Money Fund	23
	Key Facts About BIF Ohio Municipal Money Fund	27

Details About the Funds	Information about how each Fund invests, including investment objectives, investment processes, principal strategies and risk factors
	How Each Fund Invests	31
	Investment Risks	35

Account Information	Information about account services, sales charges and waivers, shareholder transactions, and distribution and other payments
	Distribution and Shareholder Servicing Plan	41
	How to Buy, Sell and Transfer Shares	41
	Fund’s Rights	44
	Short-Term Trading Policy	45
	Master/Feeder Structure for the Tax-Exempt Fund	45

Management of the Funds	Information about BlackRock
	BlackRock	46
	Conflicts of Interest	47
	Valuation of Fund Investments	48
	Dividends, Distributions and Taxes	48

Financial Highlights	Financial Performance of the Funds	50

General Information	Shareholder Documents	57
	Certain Fund Policies	57
	Statement of Additional Information	58

Glossary	Glossary of Investment Terms	59

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BIF Tax-Exempt Fund
Investment Objective

The investment objective of BIF Tax-Exempt Fund (“Tax-Exempt Fund” or the “Fund”) is to seek current income exempt from Federal income tax, preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Tax-Exempt Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1,2]
Management Fee[1]		0.155%
Distribution and/or Service (12b-1) Fees		0.125%
Other Expenses		0.310%
Administration Fee	0.250%
Miscellaneous Other Expenses	0.060%
Total Annual Fund Operating Expenses[3]		0.59%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Tax-Exempt Fund and Tax-Exempt Fund’s share of the allocated expenses of Master Tax-Exempt LLC (“Master LLC”). The management fees are paid by Master LLC.
[2]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which includes the Fund’s share of Master LLC’s allocated fees waived.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Principal Investment Strategies of the Fund

Tax-Exempt Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, short-term, tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short-term tax-exempt bonds, tax-exempt variable rate demand obligations and short-term tax-exempt derivatives. Certain short-term securities have maturities that are longer than 397 days (13 months) but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 397 days (13 months) or less. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.
Under normal circumstances, the Fund invests at least 80% of its assets in short-term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the Federal alternative minimum tax). The Fund also may invest up to 20% of its assets in short-term municipal securities, which may subject investors to the Federal alternative minimum tax. Throughout this prospectus, interest paid on tax-exempt and/or municipal securities may be referred to as “tax-exempt.”

The Fund does not presently intend to invest more than 25% of its total assets in short-term tax-exempt securities of issuers located in a single state.
The Fund is a “feeder” fund that invests all of its assets in Master LLC, which has the same investment objectives and strategies as the Fund. All investments are made at the Master LLC level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of Master LLC. Where applicable, “Tax-Exempt Fund” or the “Fund” refers also to Master LLC.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Regulatory Risk — On July 23, 2014, the Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Treasury Obligations Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Performance Information

The information shows you how Tax-Exempt Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 626-1960.
BIF Tax-Exempt Fund
ANNUAL TOTAL RETURNS
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.81% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
Tax-Exempt Fund	0.01%	0.02%	0.99%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Tax-Exempt Fund’s investment manager is BlackRock Advisors, LLC.
Purchase and Sale of Fund Shares

If you are a Cash Management Account® (“CMA®”) service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA® service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements. If you are not a CMA® service subscriber or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account program subscriber, the minimum initial investment for the Fund is $5,000. If you are an eligible CMA® service subscriber and you choose to have your cash balances automatically invested in the Fund, generally cash balances of more than $1 in a CMA® account are automatically invested in shares of the Fund daily at the next determined net asset value on each business day on which both the New York Stock Exchange (the “Exchange”) and New York banks are open; cash balances of less than $1 will be automatically invested in shares of the Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday. If you are a CMA® service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any BIF fund not designated as your primary money account. Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. If you are a CMA® service subscriber, you may redeem your shares by directly submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Fund’s transfer agent. You may sell shares held at the Fund’s transfer agent by writing to Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486.
The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
Tax Information

The Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes, but it may also distribute taxable income.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Fund Overview

Key Facts About BIF California Municipal Money Fund
Investment Objective

The investment objective of BIF California Municipal Money Fund (“California Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as California’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of California Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.486%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.049%
Total Annual Fund Operating Expenses	0.66%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822

Principal Investment Strategies of the Fund

California Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the State of California or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from California personal income tax and corporate income tax (“California municipal securities”). California municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
Under normal circumstances, the Fund will generally invest at least 80% of its assets in California municipal securities.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in California municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by BlackRock. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in California municipal securities. As a result, the Fund is more exposed to risks affecting issuers of California municipal securities. The State of California, like the rest of the nation, is slowly emerging from the most significant economic downturn since the Great Depression. With the approval by voters in November 2012 of a seven-year personal income tax increase and a four-year sales tax increase, the State of California has significantly improved its general fiscal condition. However, many local jurisdictions within the State of California face continued fiscal stress.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Performance Information

The information shows you how California Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 626-1960.
BIF California Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
California Fund	0.00%	0.01%	0.95%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

California Fund’s investment manager is BlackRock Advisors, LLC.

Purchase and Sale of Fund Shares

If you are a Cash Management Account® (“CMA®”) service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA® service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements. If you are not a CMA® service subscriber or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account program subscriber, the minimum initial investment for the Fund is $5,000. If you are an eligible CMA® service subscriber and you choose to have your cash balances automatically invested in the Fund, generally cash balances of more than $1 in a CMA® account are automatically invested in shares of the Fund daily at the next determined net asset value on each business day on which both the New York Stock Exchange (the “Exchange”) and New York banks are open; cash balances of less than $1 will be automatically invested in shares of the Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday. If you are a CMA® service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any BIF fund not designated as your primary money account. Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. However, you may not hold shares of more than one of BIF California Municipal Money Fund, BIF Connecticut Municipal Money Fund, BIF Massachusetts Municipal Money Fund, BIF New Jersey Municipal Money Fund, BIF New York Municipal Money Fund and BIF Ohio Municipal Money Fund at the same time. If you are a CMA® service subscriber, you may redeem your shares by directly submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Fund’s transfer agent. You may sell shares held at the Fund’s transfer agent by writing to Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486.
The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
Tax Information

The Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, the Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Fund Overview

Key Facts About BIF Connecticut Municipal Money Fund
Investment Objective

The investment objective of BIF Connecticut Municipal Money Fund (“Connecticut Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Connecticut’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Connecticut Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.125%
Total Annual Fund Operating Expenses	0.75%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Principal Investment Strategies of the Fund

Connecticut Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the State of Connecticut or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from Connecticut personal income tax (“Connecticut municipal securities”). Connecticut municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
Under normal circumstances, the Fund will generally invest at least 80% of its assets in Connecticut municipal securities.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the

Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Connecticut municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by BlackRock. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Connecticut municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Connecticut municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Performance Information

The information shows you how Connecticut Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 626-1960.
BIF Connecticut Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
Connecticut Fund	0.00%	0.00%	0.90%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Connecticut Fund’s investment manager is BlackRock Advisors, LLC.
Purchase and Sale of Fund Shares

If you are a Cash Management Account® (“CMA®”) service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA® service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements. If you are not a CMA® service subscriber or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account program subscriber, the minimum initial investment for the Fund is $5,000. If you are an eligible CMA® service subscriber and you choose to have your cash balances automatically invested in the Fund, generally cash balances of more than $1 in a CMA® account are automatically invested in shares of the Fund daily at the next determined net asset value on each business day on which both the New York Stock Exchange (the “Exchange”) and New York banks are open; cash balances of less than $1 will be automatically invested in shares of the Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday. If you are a CMA® service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any BIF fund not designated as your primary money account. Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. However, you may not hold shares of more than one of BIF California Municipal Money Fund, BIF Connecticut Municipal Money Fund, BIF Massachusetts Municipal Money Fund, BIF New Jersey Municipal Money Fund, BIF New York Municipal Money Fund and BIF Ohio Municipal Money Fund at the same time. If you are a CMA® service subscriber, you may redeem your shares by directly submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Fund’s transfer agent. You may sell shares held at the Fund’s transfer agent by writing to Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486.
The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
Tax Information

The Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, the Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Fund Overview

Key Facts About BIF Massachusetts Municipal Money Fund
Investment Objective

The investment objective of BIF Massachusetts Municipal Money Fund (“Massachusetts Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Massachusetts’ personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Massachusetts Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.205%
Total Annual Fund Operating Expenses	0.83%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

Principal Investment Strategies of the Fund

Massachusetts Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the Commonwealth of Massachusetts or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from Massachusetts personal income tax (“Massachusetts municipal securities”). Massachusetts municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
Under normal circumstances, the Fund will generally invest at least 80% of its assets in Massachusetts municipal securities.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Massachusetts municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by BlackRock. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Massachusetts municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Massachusetts municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Performance Information

The information shows you how Massachusetts Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 626-1960.
BIF Massachusetts Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
Massachusetts Fund	0.00%	0.01%	0.90%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Massachusetts Fund’s investment manager is BlackRock Advisors, LLC.
Purchase and Sale of Fund Shares

If you are a Cash Management Account® (“CMA®”) service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA® service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements. If you are not a CMA® service subscriber or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account program subscriber, the minimum initial investment for the Fund is $5,000. If you are an eligible CMA® service subscriber and you choose to have your cash balances automatically invested in the Fund, generally cash balances of more than $1 in a CMA® account are automatically invested in shares of the Fund daily at the next determined net asset value on each business day on which both the New York Stock Exchange (the “Exchange”) and New York banks are open; cash balances of less than $1 will be automatically invested in shares of the Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday. If you are a CMA® service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any BIF fund not designated as your primary money account. Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. However, you may not hold shares of more than one of BIF California Municipal Money Fund, BIF Connecticut Municipal Money Fund, BIF Massachusetts Municipal Money Fund, BIF New Jersey Municipal Money Fund, BIF New York Municipal Money Fund and BIF Ohio Municipal Money Fund at the same time. If you are a CMA® service subscriber, you may redeem your shares by directly submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Fund’s transfer agent. You may sell shares held at the Fund’s transfer agent by writing to Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486.
The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
Tax Information

The Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, the Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Fund Overview

Key Facts About BIF New Jersey Municipal Money Fund
Investment Objective

The investment objective of BIF New Jersey Municipal Money Fund (“New Jersey Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as New Jersey’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of New Jersey Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.055%
Total Annual Fund Operating Expenses	0.68%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$69	$218	$379	$847

Principal Investment Strategies of the Fund

New Jersey Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the State of New Jersey or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from any New Jersey gross income tax (“New Jersey municipal securities”). New Jersey municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
Under normal circumstances, the Fund will generally invest at least 80% of its assets in New Jersey municipal securities.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the

Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in New Jersey municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by BlackRock. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in New Jersey municipal securities. As a result, the Fund is more exposed to risks affecting issuers of New Jersey municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Performance Information

The information shows you how New Jersey Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 626-1960.
BIF New Jersey Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.79% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
New Jersey Fund	0.03%	0.02%	0.96%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

New Jersey Fund’s investment manager is BlackRock Advisors, LLC.
Purchase and Sale of Fund Shares

If you are a Cash Management Account® (“CMA®”) service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA® service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements. If you are not a CMA® service subscriber or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account program subscriber, the minimum initial investment for the Fund is $5,000. If you are an eligible CMA® service subscriber and you choose to have your cash balances automatically invested in the Fund, generally cash balances of more than $1 in a CMA® account are automatically invested in shares of the Fund daily at the next determined net asset value on each business day on which both the New York Stock Exchange (the “Exchange”) and New York banks are open; cash balances of less than $1 will be automatically invested in shares of the Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday. If you are a CMA® service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any BIF fund not designated as your primary money account. Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. However, you may not hold shares of more than one of BIF California Municipal Money Fund, BIF Connecticut Municipal Money Fund, BIF Massachusetts Municipal Money Fund, BIF New Jersey Municipal Money Fund, BIF New York Municipal Money Fund and BIF Ohio Municipal Money Fund at the same time. If you are a CMA® service subscriber, you may redeem your shares by directly submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Fund’s transfer agent. You may sell shares held at the Fund’s transfer agent by writing to Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486.
The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
Tax Information

The Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, the Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Fund Overview

Key Facts About BIF New York Municipal Money Fund
Investment Objective

The investment objective of BIF New York Municipal Money Fund (“New York Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as New York’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of New York Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.492%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.053%
Total Annual Fund Operating Expenses	0.67%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Principal Investment Strategies of the Fund

New York Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the State of New York or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from New York State, New York City and the City of Yonkers personal income tax (“New York municipal securities”). New York municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
Under normal circumstances, the Fund will generally invest at least 80% of its assets in New York municipal securities.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in New York municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by BlackRock. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in New York municipal securities. As a result, the Fund is more exposed to risks affecting issuers of New York municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Performance Information

The information shows you how New York Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 626-1960.
BIF New York Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
New York Fund	0.01%	0.01%	0.95%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

New York Fund’s investment manager is BlackRock Advisors, LLC.
Purchase and Sale of Fund Shares

If you are a Cash Management Account® (“CMA®”) service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA® service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements. If you are not a CMA® service subscriber or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account program subscriber, the minimum initial investment for the Fund is $5,000. If you are an eligible CMA® service subscriber and you choose to have your cash balances automatically invested in the Fund, generally cash balances of more than $1 in a CMA® account are automatically invested in shares of the Fund daily at the next determined net asset value on each business day on which both the New York Stock Exchange (the “Exchange”) and New York banks are open; cash balances of less than $1 will be automatically invested in shares of the Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday. If you are a CMA® service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any BIF fund not designated as your primary money account. Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. However, you may not hold shares of more than one of BIF California Municipal Money Fund, BIF Connecticut Municipal Money Fund, BIF Massachusetts Municipal Money Fund, BIF New Jersey Municipal Money Fund, BIF New York Municipal Money Fund and BIF Ohio Municipal Money Fund at the same time. If you are a CMA® service subscriber, you may redeem your shares by directly submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Fund’s transfer agent. You may sell shares held at the Fund’s transfer agent by writing to Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486.
The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
Tax Information

The Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, the Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Fund Overview

Key Facts About BIF Ohio Municipal Money Fund
Investment Objective

The investment objective of BIF Ohio Municipal Money Fund (“Ohio Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Ohio’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Ohio Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.145%
Total Annual Fund Operating Expenses	0.77%

[1]	For clients with a brokerage relationship, annual brokerage account fees may also apply. Please contact your financial advisor or account representative for additional information.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954

Principal Investment Strategies of the Fund

Ohio Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the State of Ohio or its agencies, political subdivisions or instrumentalities, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from Ohio personal income tax (“Ohio municipal securities”). Ohio municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.
Under normal circumstances, the Fund will generally invest at least 80% of its assets in Ohio municipal securities.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Ohio municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by BlackRock. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Ohio municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Performance Information

The information shows you how Ohio Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 626-1960.
BIF Ohio Municipal Money Fund
ANNUAL TOTAL RETURNS
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
Ohio Fund	0.00%	0.05%	0.97%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Ohio Fund’s investment manager is BlackRock Advisors, LLC.
Purchase and Sale of Fund Shares

If you are a Cash Management Account® (“CMA®”) service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA® service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements. If you are not a CMA® service subscriber or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account program subscriber, the minimum initial investment for the Fund is $5,000. If you are an eligible CMA® service subscriber and you choose to have your cash balances automatically invested in the Fund, generally cash balances of more than $1 in a CMA® account are automatically invested in shares of the Fund daily at the next determined net asset value on each business day on which both the

New York Stock Exchange (the “Exchange”) and New York banks are open; cash balances of less than $1 will be automatically invested in shares of the Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday. If you are a CMA® service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any BIF fund not designated as your primary money account. Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. However, you may not hold shares of more than one of BIF California Municipal Money Fund, BIF Connecticut Municipal Money Fund, BIF Massachusetts Municipal Money Fund, BIF New Jersey Municipal Money Fund, BIF New York Municipal Money Fund and BIF Ohio Municipal Money Fund at the same time. If you are a CMA® service subscriber, you may redeem your shares by directly submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Fund’s transfer agent. You may sell shares held at the Fund’s transfer agent by writing to Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486.
The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
Tax Information

The Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, the Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Details About the Funds

Included in this prospectus are sections that tell you about buying and selling shares, management information and shareholder features of BIF Tax-Exempt Fund (“Tax-Exempt Fund”) and the six series of BIF Multi-State Municipal Series Trust (“Multi-State Trust”), BIF California Municipal Money Fund (“California Fund”), BIF Connecticut Municipal Money Fund (“Connecticut Fund”), BIF Massachusetts Municipal Money Fund (“Massachusetts Fund”), BIF New Jersey Municipal Money Fund (“New Jersey Fund”), BIF New York Municipal Money Fund (“New York Fund”) and BIF Ohio Municipal Money Fund (“Ohio Fund”) (each, a “State Fund” and collectively, the “State Funds”) (the State Funds and Tax-Exempt Fund are collectively referred to as the “Funds”), and your rights as a shareholder.
How Each Fund Invests

Each Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
■	Each Fund seeks to maintain a net asset value of $1.00 per share.
■	Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary on page 59.
■	Pursuant to Rule 2a-7, each Fund is subject to a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock Advisors, LLC (“BlackRock”) must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.
■	Each Fund will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. Each State Fund will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets, and each Fund will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. For a discussion of daily liquid assets and weekly liquid assets, please see the Glossary on page 59.
■	Tax-Exempt Fund is ordinarily limited to investing so that immediately following any such acquisition not more than 5% of its total assets will be invested in any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than ½ of 1% of the Fund’s total assets. With respect to the State Funds this restriction is applicable only with respect to 75% of a State Fund’s total assets. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.
Tax-Exempt Fund
Investment Objective
Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.
Investment Process
Fund management will seek to keep Tax-Exempt Fund’s assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short-term tax-exempt securities in the Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.
Principal Investment Strategies
Tax-Exempt Fund seeks to achieve its investment objective by investing in a diversified portfolio of short-term tax-exempt securities. Under normal circumstances, the Fund will invest at least 80% of its assets in short-term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the Federal alternative minimum tax).
The securities in which the Fund invests mature or reset to a new interest rate within 397 days (13 months). Certain short-term tax-exempt securities have maturities longer than 397 days (13 months), but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 397 days (13 months) or less.
The Fund only invests in short-term tax-exempt securities that have one of the two highest ratings from a nationally recognized statistical rating organization or unrated securities that Fund management determines, pursuant to authority delegated by the Board of Trustees of Tax-Exempt Fund (the “Board”), are of similar credit quality. Certain short-term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.
The Fund does not presently intend to invest more than 25% of its assets in short-term tax-exempt securities of issuers located in a single state.
Among the short-term tax-exempt securities the Fund may buy are:
■	Tax-Exempt Notes — short-term tax-exempt securities often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.
■	Tax-Exempt Commercial Paper — short-term unsecured promissory notes used to finance general short-term credit needs.
■	Tax-Exempt Bonds — long-term tax-exempt securities. The Fund will only invest in long-term tax-exempt bonds that have remaining maturities of 397 days (13 months) or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time. The Fund may invest up to 20% of its assets in certain tax-exempt bonds, known as “private activity bonds,” that may subject certain investors to the Federal alternative minimum tax.
■	Municipal Securities — municipal obligations issued by or on behalf of a state, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund may invest up to 20% of its assets in short-term municipal securities, which may subject investors to the Federal alternative minimum tax. The Fund may also invest in municipal securities that are secured by insurance.
■	Variable Rate Demand Obligations — floating rate securities that combine an interest in a long-term tax-exempt bond with a right to demand payment periodically or on notice. The Fund also may buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.
State Funds
Investment Objective
Each of the State Funds seeks current income exempt from Federal income tax and the designated state’s (and, where applicable, local) personal income tax. It is also intended that, in jurisdictions imposing intangible personal property tax, the value of a State Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity.
If the Board of Trustees of Multi-State Trust (the “Board”) determines that the investment goal of the State Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However such change can be effected without shareholder approval.

Investment Process
Fund management intends to keep each State Fund’s assets fully invested to maximize the yield on that State Fund’s portfolio. There may be times, however, when a State Fund has uninvested cash, which will reduce its yield.
Fund management will vary the kinds of short-term municipal securities in each State Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.
Principal Investment Strategies
Each State Fund seeks to achieve its investment objective by investing in a portfolio of short-term municipal securities and state municipal securities of its designated state (collectively, with respect to the State Funds, “municipal securities”).
Under normal circumstances, each State Fund will generally invest at least 80% of its assets in short-term state municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from income tax (and the value of which is exempt from intangible personal property tax if such tax is imposed) in its designated state.
Short-term municipal securities mature or reset to a new interest rate within 397 days (13 months). Certain short-term municipal securities have maturities longer than 397 days (13 months), but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat these securities as having a maturity of 397 days (13 months) or less.
Each State Fund only invests in short-term municipal securities having one of the two highest ratings from a nationally recognized statistical rating organization or unrated securities which, in the opinion of Fund management, are of similar credit quality. Certain short-term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short-term municipal securities of this kind.
Each State Fund may invest up to 20% of its assets in short-term money market securities the interest on which is subject to Federal income tax or the designated state’s income and/or intangible personal property taxes.
Among the securities the State Funds may buy are:
■	State Municipal Bonds — long-term municipal securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and from a respective State Fund’s state (and, where applicable, local) income tax and the value of which, in the opinion of bond counsel to the issuer, is exempt from state and local intangible personal property tax, if any. A State Fund will only invest in municipal bonds that have remaining maturities of 397 days (13 months) or less at the date of purchase or that the State Fund has a contractual right to sell (put) periodically or on demand within that time.
■	Municipal Securities — municipal obligations issued by or on behalf of a state, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Each State Fund may also invest in municipal securities that are secured by insurance.
■	Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.
■	Variable Rate Demand Obligations — floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment periodically or on notice. Each State Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When a State Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. No State Fund will invest more than 20% of its total assets in participation interests in variable rate demand obligations.

■	Short-Term Municipal Derivatives — a variety of securities that generally represents a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a State Fund and other institutions having an ownership interest. Depending on the particular security, a State Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.
■	Money Market Securities — short-term debt instruments such as U.S. Treasury bills.
■	Repurchase Agreements and Purchase and Sale Contracts — in a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the State Fund from changes in the market value of the security during the period except for changes due to currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the State Fund may lose money. Each State Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and U.S. Government agency securities with longer maturities.
Other Strategies Applicable to Tax-Exempt Fund and the State Funds
In addition to the principal strategies discussed above, each Fund, as applicable, may also invest or engage in the following investments/strategies:
■	Borrowing — Each Fund may borrow only to meet redemptions.
■	Illiquid/Restricted Securities — Each Fund may invest up to 5% of its total assets in illiquid securities that it cannot sell within seven days at approximately current value. Each Fund may also invest up to 10% of its total assets (including any amount invested in illiquid securities) in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). Restricted securities may include private placement securities that have not been registered under the applicable securities laws and therefore may be considered to be illiquid. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.
■	Municipal Lease Obligations (Tax-Exempt Fund) — Municipal lease obligations are participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.
■	Private Activity Bonds (State Funds) — Each State Fund may invest in certain short-term securities classified as “private activity bonds” that may subject certain investors to the Federal alternative minimum tax.
■	Short-Term Tax-Exempt Derivatives (Tax-Exempt Fund) — Short-term tax-exempt derivatives are a variety of securities that generally represent Tax-Exempt Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.
■	Temporary Defensive Strategy (State Funds) — For temporary defensive purposes, each State Fund may invest more than 20% of its total assets in short-term securities other than those that are exempt from income tax in its designated state.
■	When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Investment Risks

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a description of certain risks of investing in the Funds.
Principal Risks of Investing in the Funds
■	Credit Enhanced Securities Risk (State Funds) — Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — The Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by BlackRock. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks (State Funds) — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:
General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
Tax-Exempt Status Risk — In making investments, the Fund and BlackRock will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Fund nor BlackRock will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from Federal income tax (contrary to indications from the issuer) could affect the Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.
■	Non-Diversification Risk (State Funds) — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The effect of these amendments on an individual money market fund will depend on the type of investors (e.g., retail or institutional) and the principal investments of the fund. For example, “institutional” money market funds will be required to sell and redeem fund shares using a floating net asset value and may, at the discretion of the fund’s board of trustees, impose fees on shareholder redemptions and temporarily suspend redemptions if the fund’s weekly liquid assets fall below a certain threshold. “Retail” money market funds may impose fees and suspend redemptions, but may continue to sell and redeem shares at a constant net asset value, whereas “Government” money market funds are exempt from these structural changes. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risks (State Funds) — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a State Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a State Fund may lose money.
■	State Specific Risk (State Funds) — Each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Please see the Appendix for the applicable state in the Statement of Additional Information for additional information on risks of investing in that state.
California — California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The State has a population of about 38.8 million, which has been growing at an annual rate of approximately 1-2 percent for several decades.
The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. Although the State labor market conditions have improved since the depths of the recession, the State’s unemployment rate, at 6.4 percent in May 2015, is approximately 1.1 percent higher than the national average.
The adopted State budget for fiscal year 2015-16, which began with a surplus of approximately $2.4 billion, was projected to leave a fiscal year-end reserve in the Special Fund for Economic Uncertainties of approximately $1.1 billion at June 30, 2016. If the results are realized, the State budget for fiscal for year 2015-16 will represent the fourth consecutive balanced budget, in stark contrast to the multi-billion dollar deficits preceding this period.

Many local government agencies continue to face budget constraints due to limited taxing powers and a weakened, albeit improving, economy, among other factors. State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development were all adversely impacted by the economic recession. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions. Three California cities, Vallejo, Stockton and San Bernardino, have filed for bankruptcy under Chapter 9 of the federal Bankruptcy Code. Other cities have indicated they, too, are facing severe fiscal conditions.
State general obligation bonds are, as of July 2, 2015, rated Aa3 by Moody’s Investors Service, Inc., AA- by Standard & Poor’s Ratings Services, and A+ by Fitch Ratings, Inc.
Connecticut — Connecticut’s economy is influenced by numerous factors, including a decline in the importance of manufacturing and a rise in employment in service-related industries. Personal incomes have remained among the highest in the nation, but significant unemployment and poverty exist in several of the State’s most important cities and towns. The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the recent recession.
The State is required to adopt a fiscal year budget under which (i) the amount of general budget expenditures do not exceed estimated revenues and (ii) year-over-year increases in general budget expenditures do not exceed specified limits. The State’s General Fund, on a budgetary (modified cash) basis, ran an operating deficit of approximately $947.6 million in fiscal year 2008-09, which was funded through the issuance of economic recovery notes in the amount of approximately $915.8 million. The General Fund ran operating surpluses in fiscal years 2009-10 and 2010-11 of approximately $449.9 million and $236.9 million, respectively. The entire fiscal year 2009-10 surplus balance was reserved for fiscal year 2010-11, $140.0 million for spending and the remaining $309.9 million to reduce the amount of economic recovery revenue bonds to be issued. The State has since repealed the authorization to issue economic recovery revenue bonds. In accordance with State statute and accounting procedures, the fiscal year 2010-11 surplus amount was deposited to the Budget Reserve Fund. The General Fund ran an operating deficit of approximately $143.5 million in fiscal year 2011-12, which was eliminated through the release of a portion of funds from the Budget Reserve Fund. The General Fund ran an operating surplus in fiscal year 2012-13 of approximately $398.0 million. Pursuant to Public Act No. 13-184, $220.8 million of the fiscal year 2012-13 surplus was reserved for future fiscal year funding and $177.2 million was reserved for a statutory transfer to the Budget Reserve Fund, leaving no unappropriated surplus for the fiscal year. The General Fund ran an operating surplus in fiscal year 2013-14 of approximately $248.5 million. The entire surplus was reserved for a statutory transfer to the Budget Reserve Fund, leaving no unappropriated surplus for the fiscal year 2013-14. For fiscal year 2014-15, the General Fund was estimated in a monthly report of the Comptroller as of the period ending May 31, 2015 to have an operating deficit of $115.2 million, and was estimated in a monthly report of the Office of Policy and Management as of the period ending June 30, 2015 to have an operating deficit of $70.9 million. On June 25, 2015, the Office of Fiscal Analysis projected a deficit in the General Fund of $116.4 million for fiscal year 2014-15. The State budget for the biennium ending June 30, 2017 makes General Fund appropriations of $18,161.6 million in fiscal year 2015-16, which represents 3.9% growth over fiscal year 2014-15 appropriations, and 18,711.2 million in fiscal year 2016-17. The budget projects General Fund revenues of $18,162.4 million in fiscal year 2015-16 and $18,713.6 million in fiscal year 2016-17, resulting in a projected surplus of $0.8 million in fiscal year 2015-16 and $2.5 million in fiscal year 2016-17. The adopted budget would be $23.0 million below the expenditure cap for fiscal year 2015-16 and $106.2 million below the expenditure cap for fiscal year 2016-17, as calculated under budget act. The calculations as specified in the budget act made two changes in the manner in which the expenditure cap is calculated: first, the five year personal income growth rate is calculated on a calendar year rather than a fiscal year basis and second, calculations assume that appropriations for the unfunded liabilities of the State’s retirement systems are exempt from being counted as general budget expenditures under the expenditure cap.
The State’s general obligation bonds are rated Aa3 by Moody’s Investors Service, Inc. (“Moody’s”) and AA by Standard & Poor’s Ratings Services (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“Kroll”). Moody’s, Fitch and Kroll have assigned a “stable” credit outlook on the State’s general obligation debt. S&P has assigned a “negative” credit outlook on the State’s general obligation debt. As of July 1, 2015, the State had authorized direct general obligation bond indebtedness, including pension obligation, UConn 2000 and tax increment bonds, totaling approximately $40,942.5 million, of which approximately $36,447.0 million had been approved for issuance by the State Bond Commission and approximately $33,299.6 million had been issued, leaving an authorized but unissued balance of $3,147.5 million and $4,495.5 million bonds available for authorization. As of July 1, 2015, net State direct general obligation indebtedness outstanding (including lease financings, tax incremental financings, CHFA supportive housing bonds and CHFA emergency mortgage assistance program bonds, but not including State university system auxiliary services bonds, CRDA bonds or CHEFA childcare facilities bonds) was approximately $16,879.4 million. On or about August 19, 2015 the State anticipates issuing approximately $250,000,000 General Obligation Bonds (2015 Series E) and $250,000,000 Taxable General Obligation Bonds (2015 Series B).
General obligation bonds issued by Connecticut municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations. Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies.
Massachusetts — The Massachusetts economy continues to show signs of improvement, including a moderate increase in employment and in tax collections, growth in household income and consumer spending, and a rising real estate market. However, there are also factors that could slow this growth. The Massachusetts economy may be adversely affected by the state of the national economy and federal spending and by global financial conditions and conflicts. Certain sectors of the Commonwealth’s economy, such as the medical and scientific research and development sector, could be particularly affected by cuts in federal spending. The amount of federal contracts received by Massachusetts companies has been declining over the past several years. The Commonwealth’s income tax revenues could be negatively impacted by scheduled reductions in the income tax rate and other recently enacted tax initiatives. Any declines in personal income, tax collections, consumer spending or employment levels could have a negative impact on state revenues. In addition, increased medical coverage requirements combined with rising health care costs are increasing the Commonwealth’s liabilities, and retirement systems face considerable unfunded liabilities. Municipalities often depend on the Commonwealth to meet certain of their funding requirements, and a decrease in state assistance to municipalities could have a negative effect on municipalities’ ability to meet their debt obligations. In addition, municipalities in the Commonwealth depend on real estate taxes to meet funding needs and declines in real property values negatively impact the collection of these taxes. These and other factors may affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal as well as the market value and marketability of municipal obligations held by Massachusetts Fund.
New Jersey — Economic conditions in New Jersey and the nation are continuing to improve. Nationally, payroll growth during 2014 was the strongest since 1999. Wage growth has lagged payroll growth; however wage growth should follow with continued improvement in the labor market. Continued improvement in the labor market should also translate to a stronger housing market recovery which has been uneven due to slow household formations and tighter lending standards. Nationally, economic growth slowed during the first quarter of 2015 as a result of harsh winter weather, the West Coast port slowdown, falling oil prices during the second half of 2014, and the stronger dollar. Economic growth is expected to rebound in both the second quarter and the second half of the year. Economic growth in China continues to slow while growth remains positive but weak for the European economies. The Eurozone also continues to be hampered by continued uncertainty regarding the Greek debt crisis. According to information released by the New Jersey Department of Labor and Workforce Development on March 17, 2015, payroll employment in 2014 averaged 0.9% higher than in 2013. The 2014 increase in payroll employment in the State was one and four-tenths percentage points lower than the national increase in payroll employment. Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds A. Moody’s Investors Service, Inc. and Fitch Ratings, Inc. rate the State of New Jersey’s general obligation bonds A2 and A, respectively.
New York — Such risks of investing in municipal securities issued by or on behalf of the State of New York, The City of New York and other New York public bodies include, but are not limited to, the strength and duration of the economic recovery; the impact of federal deficit reduction measures; the performance of the national and State economies; the impact of international events on consumer confidence, oil supplies and oil prices; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the impact of behavioral changes concerning financial sector profitability and the structure of financial sector bonuses, as well as any future legislation governing the structure of compensation; the impact of financial and real estate market developments on bonus income and capital gains realizations; shifts in monetary policy affecting interest rates and the financial markets; the impact of consumer spending on State tax collections; increased demand in entitlement-based and claims-based programs such as Medicaid, public assistance and general public health; the ability of the State to successfully market its securities; litigation against the State; actions taken by the federal government, including audits, disallowances, and changes in aid levels; changes to Medicaid rules; environmental and weather related events; and risks concerning the implementation of gap-closing actions, including reductions in State agency spending.
Ohio — Ohio Fund is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, is experiencing a slow recovery from the recent economic downturn. Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and Fitch Ratings, Inc., currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively.
■	Taxability Risk — Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Treasury Obligations Risk (Tax-Exempt Fund) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Other Risks of Investing in the Funds
Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:
■	Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing money may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
■	Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
■	Insurance Risk — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Either the issuer of the municipal security or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Fund may lose money on its investment if the insurance company does not make payments it guarantees. In addition, if the Fund purchases the insurance, it must pay the premiums, which will reduce the Fund’s yield. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
■	Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.
■	Unavailability of Tax-Exempt Securities Risk — The portfolio of Tax-Exempt Fund and each State Fund represents a significant percentage of the market in short-term tax-exempt securities and short-term municipal securities, respectively. A shortage of available high quality short-term tax-exempt securities or short-term municipal securities, as applicable, will affect the yield on the Fund’s portfolio. The Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.
■	When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Account Information

Distribution and Shareholder Servicing Plan

Each Fund has adopted a distribution and shareholder servicing plan (the “Plan”) under Rule 12b-1 of the Investment Company Act that allows the Fund to pay fees for the sale of its shares and for certain services provided to its shareholders.
Plan Payments
Under the Plan, the Funds pay a fee to BlackRock Investments, LLC (the “Distributor”) and/or its affiliates, including The PNC Financial Services Group, Inc. (“PNC”) and its affiliates, for account maintenance, sales and promotional activities and services in connection with the sale of shares. The fee may also be used to pay a financial professional or a selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, PNC and their respective affiliates) (each, a “Financial Intermediary”) for sales support services and related expenses. Each Fund pays a maximum fee per year that is a percentage of the average daily net asset value of the Fund attributable to such shares.
Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.
Other Payments by the Funds
In addition to, rather than in lieu of, fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees a Fund pays its transfer agent, Financial Data Services, Inc. (the “Transfer Agent”), BlackRock, on behalf of the Funds, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Funds will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.
Other Payments by BlackRock
The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and their shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.
How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your Financial Intermediary. You may also buy, sell and transfer shares through the Transfer Agent if your account is held directly with the Transfer Agent. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.
Fund shares have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. Fund shares are generally not marketed or sold to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States, except with the consent of the Distributor.
Each Fund’s shares are distributed by the Distributor, an affiliate of BlackRock.
Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of shares of the Fund at any time, for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA® service or any other Merrill Lynch central asset account program at any time for any reason.
In addition, each Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.
How to Buy Shares
Your Choices	Information Important for You to Know
Initial Purchase	Determine the amount of your investment	If you are a CMA® service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA® service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements.
If you are not a CMA® service subscriber or other Merrill Lynch central asset account program subscriber, the minimum initial investment for a Fund is $5,000.
Have cash balances from your CMA® or Beyond Banking® Accounts automatically invested in shares of the Fund designated as your primary money account	If you are an eligible CMA® service subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:
Except as described below, cash balances of less than $1,000 in a CMA® account are automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday.
• Cash balances in a CMA® account from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA® account, or (iv) a sale of shares of Ready Assets Prime Money Fund or Ready Assets U.S.A. Government Money Fund will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA® account, subject to certain timing considerations described below.
• A cash deposit of $1 or more in a Beyond Banking® Account or of $1,000 or more in a CMA® account, a cash balance of $1 or more in a Beyond Banking® Account or of $1,000 or more in a CMA® account from a payment of dividends or interest on securities held in your CMA® account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made. Check with your Merrill Lynch Financial Advisor regarding the cashiering deadline in his or her branch. If the deposit is made or payment is received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.
Have your Merrill Lynch Financial Advisor submit your purchase order	If you are a CMA® service subscriber or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any BIF fund not designated as your primary money account. However, you may not hold shares of more than one State Fund at the same time.
Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. Manual purchases of $500,000 or more can be made effective on the same day the order is placed with the Fund provided certain requirements are met.

Your Choices	Information Important for You to Know
Initial Purchase (continued)	Have your Merrill Lynch Financial Advisor submit your purchase order (continued)	Purchase requests received by any Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.
Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of shares of the Fund at any time for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA® service or any other Merrill Lynch central asset account program at any time for any reason.
When purchasing shares as a CMA® service subscriber or other Merrill Lynch central asset account program subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a program subscriber, you must complete the account opening process, including completing or supplying requested documentation. Participants in certain Merrill Lynch central asset programs may be subject to different annual participation fees from CMA® service participants.
Or contact the Transfer Agent	If you maintain an account directly with the Transfer Agent and are not a CMA® service subscriber, you may call the Transfer Agent at (800) 221-7210 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.
Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

How to Sell Shares
	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Automatic Redemption	Each Fund has instituted an automatic redemption procedure for CMA® service subscribers who have cash balances in their accounts invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12 p.m. Eastern time. After application of any cash balances in the account to these debits, shares of the Fund or other money account designated as the primary money account and, to the extent necessary, shares of other applicable Funds or money accounts, will be redeemed at net asset value at the 12 p.m. Eastern time, pricing to satisfy any remaining debits.
	Have your Merrill Lynch Financial Advisor submit your sales order	If you are a CMA® service subscriber, you may redeem your shares directly by submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be credited to your CMA® account or mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Redemption of Fund shares will be confirmed to program subscribers (rounded to the nearest share) in their monthly transaction statements.

Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A medallion signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange and registered securities association. A notary public seal will not be acceptable. Redemption requests should not be made to the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record.
***

If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days. Check with the Transfer Agent or your Merrill Lynch Financial Advisor for details.

How to Transfer Shares
	Your Choices	Important Information for You to Know
Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary	You may transfer your Fund shares only to another Financial Intermediary that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating Financial Intermediary	If you no longer maintain a Merrill Lynch account, you must either transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts directly with the Transfer Agent are not entitled to the services available to CMA® service subscribers.

Fund’s Rights

Each Fund may:
■	Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;
■	Postpone the date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.
Suspension of Redemptions Upon Liquidation. If the Board, including a majority of the trustees who are not “interested persons” of Tax-Exempt Fund or Multi-State Trust as defined in the Investment Company Act, determines that the deviation between a Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may, in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payments of redemption proceeds in order to facilitate the permanent termination of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.
Note on Low Balance Accounts. Because of the high cost of maintaining smaller accounts, each Fund may redeem shares in your account if the net asset value of your account falls below $1,000 due to redemptions you have made. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption.

You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.
Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Boards have evaluated the risks of market timing activities by the Funds’ shareholders and have determined that due to (i) the Funds’ policy of seeking to maintain the Funds’ net asset value per share at $1.00 each day, (ii) the nature of the Funds’ portfolio holdings, and (iii) the nature of the Funds’ shareholders, it is unlikely that (a) market timing would be attempted by the Funds’ shareholders or (b) any attempts to market time the Funds by shareholders would result in a negative impact to the Funds or their shareholders. As a result, the Boards have not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.
Master/Feeder Structure for the Tax-Exempt Fund

Tax-Exempt Fund is a “feeder” fund that invests all of its assets in Master LLC. Investors in Tax-Exempt Fund will acquire an indirect interest in Master LLC.
Master LLC may accept investments from other feeder funds, and all the feeder funds of Master LLC bear Master LLC’s expenses in proportion to their assets. This structure may enable Tax-Exempt Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from Master LLC from different feeder funds may offset each other and produce a lower net cash flow.
However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to Master LLC on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in Master LLC. Information about other feeder funds, if any, is available by calling (800) 626-1960.
Whenever Master LLC holds a vote of its feeder funds, Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than Tax-Exempt Fund over the operations of Master LLC.
Tax-Exempt Fund may withdraw from Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

Management of the Funds

BlackRock

BlackRock, investment adviser to Master LLC and each of the State Funds, manages the investments and business operations of Master LLC and each of the State Funds subject to the oversight of the Board of Directors of Master LLC or the Board of Trustees of Multi-State Trust. While BlackRock is ultimately responsible for the management of Master LLC and the State Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.
BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $4.721 trillion in investment company and other portfolio assets under management as of June 30, 2015.
Master LLC and Multi-State Trust, on behalf of each State Fund, have each entered into separate management agreements (each, a “Management Agreement”) with BlackRock. Pursuant to each Management Agreement, BlackRock is entitled to fees computed daily and payable monthly at the maximum annual management fee rate (as a percentage of average daily net assets) calculated as follows:
	Rate of Management Fee
Average Daily Net Assets	Master LLC	State Funds
Not exceeding $500 million	0.250%	0.500%
Exceeding $500 million but not exceeding $1 billion	0.175%	0.425%
Exceeding $1 billion	0.125%	0.375%

For the fiscal year ended March 31, 2015, Master LLC and each State Fund paid BlackRock at the management fee rates shown below:
Fund	Management Fee (net of waivers and/or reimbursements, if applicable) as a percentage of average daily net assets
Master LLC	0.035%
California Fund	0.023%
Connecticut Fund	0.002%
Massachusetts Fund	0.000%
New Jersey Fund	0.086%
New York Fund	0.038%
Ohio Fund	0.000%

A discussion of the basis for each Board’s approval of the Management Agreements with BlackRock is included in the applicable Fund’s semi-annual shareholder report for the fiscal period ended September 30, 2014.
BlackRock also acts as Tax-Exempt Fund’s administrator (in such capacity, the “Administrator”). Tax-Exempt Fund pays the Administrator an administration fee at the annual rate of 0.25% of the average daily net assets of the Fund.
For the fiscal year ended March 31, 2015, BlackRock received administration fees, net of any applicable waivers, as a percentage of average daily net assets, from Tax-Exempt Fund as follows:
Fund	Paid to BlackRock (net of any applicable waivers)
Tax-Exempt Fund	0.012%

BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund and Master LLC to maintain minimum levels of daily net investment income. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.
Legal Proceedings. On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.
Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders.
BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate having positions that are adverse to those of the Funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates and/or their internal policies designed to comply with such restrictions.
In addition, the Funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An

Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates in connection with the Funds’ portfolio investment transactions.
The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Valuation of Fund Investments

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates the net asset value at 12 p.m. Eastern time on each business day that the Exchange or New York banks are open, immediately after the daily declaration of dividends. Both the Exchange and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the only scheduled days on which the Exchange is open and New York banks are closed are Columbus Day and Veterans Day. The only scheduled day on which New York banks are open and the Exchange is closed is Good Friday. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Funds.
The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.
Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.
Each Fund may accept orders from certain authorized Financial Intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the Financial Intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.
Dividends, Distributions and Taxes

The following discussion applies to Tax-Exempt Fund and each State Fund, unless otherwise indicated. Each Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Income dividends are reinvested daily and capital gains dividends are reinvested at least annually in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive monthly statements about such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Each Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and, for the State Funds, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.
A Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., “tax-exempt”). To the extent that the dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes and are designated by the Fund as “exempt interest dividends,” they are exempt from Federal income tax. To the extent dividends distributed by a State Fund are from bond interest income that is excludable from income for state income tax purposes in the designated state, each State Fund intends to satisfy the requirements for such dividends to be exempt from personal income tax of the designated state (and in certain circumstances, local income tax). To the extent applicable, the value of a State Fund’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in Tax-Exempt Fund or a State Fund investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.
Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. Distributions derived from interest on U.S. Government securities, if any, may be exempt from state and local income taxes. If you redeem shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.
Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you, for Federal income tax purposes, as long-term capital gains regardless of how long you have held your shares.
A 3.8% Medicare contribution tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investment) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates. However, this tax will not apply to certain amounts that are already excludable from gross income, such as interest on tax-exempt bonds.
By law, your ordinary income dividends will be subject to a 28% withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number you have provided is incorrect.
If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, a Fund’s ordinary income dividends (excluding exempt interest dividends, which are not subject to U.S. withholding tax) will generally be subject to a 30% withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2015, certain distributions reported by a Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.
A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in a State Fund and Tax-Exempt Fund. This discussion is not a substitute for individualized tax advice. You should consult your tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Financial Highlights

The Financial Highlights tables are intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in each indicated Fund’s Annual Report, which is available upon request.
Tax-Exempt Fund
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0004
Net realized gain	0.0001	0.0001	0.0000 [1]	0.0000 [1]	0.0001
Net increase from investment operations	0.0001	0.0001	0.0000	0.0000	0.0005
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0004)
Net realized gain	(0.0001)	(0.0001)	(0.0000) [3]	(0.0000) [3]	(0.0001)
Total distributions	(0.0001)	(0.0001)	(0.0000)	(0.0000)	(0.0005)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.01%	0.01%	0.00%	0.00%	0.04%
Ratios to Average Net Assets[5]
Total expenses	0.47% [6]	0.51% [6]	0.50% [6]	0.56% [6]	0.58%
Total expenses after fees waived and/or reimbursed	0.10% [6]	0.15% [6]	0.24% [6]	0.24% [6]	0.37%
Net investment income	0.00% [6]	0.00% [6]	0.00% [6]	0.00% [6]	0.05%
Supplemental Data
Net assets, end of year (000)	$ 2,645,951	$ 2,504,916	$ 2,706,211	$ 3,092,936	$ 3,612,630

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6]	For the years ended March 31, 2015, March 31, 2014, March 31, 2013 and March 31, 2012, includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%, 0.08%, 0.09% and 0.03%, respectively.

Financial Highlights (continued)

California Fund
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001	0.0004
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0001	0.0000	0.0001	0.0004
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0004)
Net realized gain	(0.0000) [3]	(0.0001)	(0.0000) [3]	(0.0000) [3]	—
Total distributions	(0.0000)	(0.0001)	(0.0000)	(0.0001)	(0.0004)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.01%	0.00%	0.01%	0.04%
Ratios to Average Net Assets
Total expenses	0.66%	0.65%	0.64%	0.62%	0.61%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.08%	0.12%	0.21%	0.21%	0.33%
Net investment income	0.00%	0.00%	0.00%	0.01%	0.04%
Supplemental Data
Net assets, end of year (000)	$606,546	$672,107	$901,056	$1,055,359	$1,229,341

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.

Financial Highlights (continued)

Connecticut Fund
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	—
Net realized gain	0.0000 [1]	0.0001	—	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0001	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	—
Net realized gain	(0.0000) [3]	(0.0001)	(0.0000) [3]	—	(0.0000) [3]
Total distributions	(0.0000)	(0.0001)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.01%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	0.75%	0.74%	0.72%	0.71%	0.69%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.07%	0.10%	0.18%	0.19%	0.32%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$106,566	$135,299	$158,440	$181,310	$232,421

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.

Financial Highlights (continued)

Massachusetts Fund
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	—
Net realized gain	0.0000 [1]	0.0000 [1]	0.0006	0.0000 [1]	—
Net increase from investment operations	0.0000	0.0000	0.0006	0.0000	—
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	—
Net realized gain	(0.0000) [3]	—	(0.0006)	(0.0000) [3]	—
Total distributions	(0.0000)	(0.0000)	(0.0006)	(0.0000)	—
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.06%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	0.83%	0.79%	0.76%	0.73%	0.72%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.09%	0.15%	0.24%	0.23%	0.35%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$ 76,324	$ 80,695	$131,718	$150,888	$162,853

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.

Financial Highlights (continued)

New Jersey Fund
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001	0.0004
Net realized gain	0.0003	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0003	0.0000	0.0000	0.0001	0.0004
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0001)	(0.0004)
Net realized gain	(0.0003)	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0003)	(0.0000)	(0.0000)	(0.0001)	(0.0004)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.03%	0.00%	0.00%	0.01%	0.04%
Ratios to Average Net Assets
Total expenses	0.68%	0.68%	0.68%	0.67%	0.65%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.14%	0.19%	0.26%	0.30%	0.37%
Net investment income	0.00%	0.00%	0.00%	0.01%	0.04%
Supplemental Data
Net assets, end of year (000)	$336,219	$380,729	$377,525	$422,655	$607,969

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.

Financial Highlights (continued)

New York Fund
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	—
Net realized gain	0.0001	0.0002	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0001	0.0002	0.0000	0.0000	0.0000
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	—
Net realized gain	(0.0001)	(0.0002)	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]
Total distributions	(0.0001)	(0.0002)	(0.0000)	(0.0000)	(0.0000)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.01%	0.02%	0.00%	0.00%	0.00%
Ratios to Average Net Assets
Total expenses	0.67%	0.66%	0.65%	0.64%	0.62%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.10%	0.13%	0.21%	0.21%	0.34%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%
Supplemental Data
Net assets, end of year (000)	$552,740	$596,510	$707,355	$906,852	$996,972

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.

Financial Highlights (concluded)

Ohio Fund
	Year Ended March 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0004
Net realized gain	0.0000 [1]	0.0000 [1]	—	0.0000 [1]	—
Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0004
Distributions from:[2]
Net investment income	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0000) [3]	(0.0004)
Net realized gain	(0.0000) [3]	—	(0.0000) [3]	—	(0.0000) [3]
Return of capital	—	—	(0.0020)	—	—
Total distributions	(0.0000)	(0.0000)	(0.0020)	(0.0000)	(0.0004)
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return[4]
Based on net asset value	0.00%	0.00%	0.20%	0.00%	0.04%
Ratios to Average Net Assets
Total expenses	0.77%	0.80%	0.77%	0.77%	0.70%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.10%	0.13%	0.22%	0.21%	0.38%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.04%
Supplemental Data
Net assets, end of year (000)	$ 75,308	$ 89,694	$ 82,542	$100,592	$126,607

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses
Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program.
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Intermediary. Please note that not all investment advisers, banks or brokerages may offer this service.
Delivery of Shareholder Documents
Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Financial Intermediary.
Certain Fund Policies

Anti-Money Laundering Requirements
Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism, or economic sanctions.
Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism, or other illicit activities.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the SAI.
For a discussion of the Funds’ policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.
Administration Fee — a fee paid to the Administrator for providing administrative services to Tax-Exempt Fund.
Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund (and Master LLC, if applicable).
Daily Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day.
Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating Financial Intermediaries, advertising and promotion.
Dollar-Weighted Average Life — the dollar-weighted average maturity of a Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average.
Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity.
Management Fees — fees paid to BlackRock for managing Master LLC or a State Fund.
Other Expenses — include transfer agency, custody, professional fees and registration fees.
Service Fees — fees used to compensate Financial Intermediaries for certain shareholder servicing activities.
Weekly Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

For More Information

Funds and Service Providers

FUNDS
BIF Tax-Exempt Fund
BIF Multi-State Municipal Series Trust
    BIF California Municipal Money Fund
    BIF Connecticut Municipal Money Fund
    BIF Massachusetts Municipal Money Fund
    BIF New Jersey Municipal Money Fund
    BIF New York Municipal Money Fund
    BIF Ohio Municipal Money Fund
Written Correspondence:
c/o Financial Data Services, Inc.
P.O. Box 40486
Jacksonville, Florida 32203-0486
Overnight Mail:
c/o Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 626-1960
MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
ADMINISTRATOR
For BIF Tax-Exempt Fund:
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116
ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
100 Summer Street
Boston, Massachusetts 02110
DISTRIBUTOR
BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022
CUSTODIAN
State Street Bank and Trust Company
100 Summer Street
Boston, Massachusetts 02110
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

For more information:
This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:
Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund’s investments.
Statement of Additional Information
A Statement of Additional Information (“SAI”), dated July 29, 2015, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about the Funds, may be obtained free of charge, along with the Funds’ annual and semi-annual reports, by calling (800) 626-1960. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.
BlackRock Investor Services
Representatives are available on any business day to discuss mutual fund prospectuses, literature, programs and services available. Call: (800) 626-1960.
Purchases and Redemptions and Account Information
Call your Financial Intermediary or Financial Data Services, Inc. at (800) 221-7210.
World Wide Web
General Fund information and specific Fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.
Written Correspondence
BIF Tax-Exempt Fund
or BIF Multi-State Municipal Series Trust
c/o Financial Data Services, Inc.
P.O. Box 40486
Jacksonville, Florida 32203-0486
Overnight Mail
BIF Tax-Exempt Fund
or BIF Multi-State Municipal Series Trust
c/o Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246
Internal Wholesalers/Broker Dealer Support
Available on any business day to support investment professionals. Call: (800) 626-1960.
Portfolio Characteristics and Holdings
A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.
For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 626-1960.
Securities and Exchange Commission
You may also view and copy public information about the Funds, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge can be obtained by calling (800) SEC-0330.
You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
BIF TAX-EXEMPT FUND:
INVESTMENT COMPANY ACT FILE # 811-3111
BIF MULTI-STATE MUNICIPAL SERIES TRUST:
INVESTMENT COMPANY ACT FILE # 811-5011
© BlackRock Advisors, LLC
PRO-16817-0715

STATEMENT OF ADDITIONAL INFORMATION
BIF Tax-Exempt Fund
BIF Multi-State Municipal Series Trust
BIF California Municipal Money Fund
BIF Connecticut Municipal Money Fund
BIF Massachusetts Municipal Money Fund
BIF New Jersey Municipal Money Fund
BIF New York Municipal Money Fund
BIF Ohio Municipal Money Fund
100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 221-7210

This Statement of Additional Information of BIF Tax-Exempt and each series of BIF Multi-State Municipal Series Trust (collectively, the “Funds”) is not a prospectus and should be read in conjunction with the prospectus of the Funds, dated July 29, 2015, as it may be amended or supplemented from time to time (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by calling (800) 221-7210 or by writing to the Funds at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of this Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. BIF Tax-Exempt Fund’s audited financial statements and the audited financial statements of Master Tax-Exempt LLC, together with the respective reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to BIF Tax-Exempt Fund’s 2015 Annual Report. The audited financial statements of each series of BIF Multi-State Municipal Series Trust, together with the report of the independent registered public accounting firm, are incorporated by reference to BIF Multi-State Municipal Series Trust’s 2015 Annual Report. You may request a copy of the Annual Reports at no charge by calling (800) 221-7210 on any business day.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.
Fund	Ticker Symbol
BIF Tax-Exempt Fund	CMAXX
BIF Multi-State Municipal Series Trust
BIF California Municipal Money Fund	CMLXX
BIF Connecticut Municipal Money Fund	MCOXX
BIF Massachusetts Municipal Money Fund	CMHXX
BIF New Jersey Municipal Money Fund	CMJXX
BIF New York Municipal Money Fund	CMYXX
BIF Ohio Municipal Money Fund	MSOXX

BlackRock Advisors, LLC — Manager
BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is July 29, 2015.

PART I: INFORMATION ABOUT BIF Tax-Exempt Fund and
BIF Multi-State Municipal Series Trust
Part I of this Statement of Additional Information (“SAI”) sets forth information about BIF Tax-Exempt Fund (the “Tax-Exempt Fund”) and BIF Multi-State Municipal Series Trust (the “Multi-State Trust”). The Multi-State Trust consists of BIF California Municipal Money Fund (the “California Fund”), BIF Connecticut Municipal Money Fund (the “Connecticut Fund”), BIF Massachusetts Municipal Money Fund (the “Massachusetts Fund”), BIF New Jersey Municipal Money Fund (the “New Jersey Fund”), BIF New York Municipal Money Fund (the “New York Fund”) and BIF Ohio Municipal Money Fund (the “Ohio Fund”) (each, a “State Fund” and together, the “State Funds”) (the State Funds and the Tax-Exempt Fund are collectively referred to herein as the “Funds”). It includes information about the Board of Trustees of each of the Tax-Exempt Fund and the Multi-State Trust (each, a “Board”), the advisory and management services provided to and the management fees paid by each Fund and information about other fees applicable to and services provided to each Fund. This Part I should be read in conjunction with each Prospectus and those portions of Part II of this SAI that pertain to each Fund.
I. Investment Objectives and Policies
Set forth below is a listing of the types of investments and investment strategies that the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see Part II of this SAI for further information on these investments and investment strategies. Information that does not apply to a Fund does not form a part of that Fund’s SAI and should not be relied on by investors in such Fund.
Only information that is clearly identified as applicable to a Fund is considered to form a part of such Fund’s SAI.
	BIF California	BIF Connecticut	BIF Massachu- setts	BIF New Jersey	BIF New York	BIF Ohio	BIF Tax-Exempt
Bank Money Instruments
Commercial Paper and Other Short-Term Obligations	X	X	X	X	X	X
Cyber Security Issues	X	X	X	X	X	X	X
Foreign Bank Money Instruments
Foreign Short-TermDebt Instruments
Forward Commitments
Investment in Other Investment Companies	X	X	X	X	X	X	X
Municipal Investments	X	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X	X
Municipal Securities — Derivative Products	X	X	X	X	X	X	X
Municipal Notes	X	X	X	X	X	X	X
Municipal Commercial Paper	X	X	X	X	X	X	X
Municipal Lease Obligations	X	X	X	X	X	X	X
Municipal Securities — Short-Term Maturity Standards	X	X	X	X	X	X	X
Municipal Securities — Quality Standards	X	X	X	X	X	X	X
Municipal Securities — Other Factors	X	X	X	X	X	X	X

	BIF California	BIF Connecticut	BIF Massachu- setts	BIF New Jersey	BIF New York	BIF Ohio	BIF Tax-Exempt
Single State Risk	X	X	X	X	X	X
VRDOs and Participating VRDOs	X	X	X	X	X	X	X
Purchase of Securities with Fixed Price “Puts”							X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X	X	X
Reverse Repurchase Agreements
Rule 2a-7 Requirements	X	X	X	X	X	X	X
Securities Lending
Structured Notes
Taxable Money Market Securities	X	X	X	X	X	X
U.S. Government Obligations	X	X	X	X	X	X	X
Variable and Floating Rate Instruments	X	X	X	X	X	X	X
When-Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.
Tax-Exempt Fund
The Tax-Exempt Fund is a tax-exempt money market fund. The investment objective of the Tax-Exempt Fund is to seek current income exempt from Federal income tax, preservation of capital and liquidity. The investment objective of the Tax-Exempt Fund is a fundamental policy of the Tax-Exempt Fund and may not be changed without the affirmative vote of a majority of the outstanding shares of the Tax-Exempt Fund as defined in the Investment Company Act. The Tax-Exempt Fund seeks to achieve its investment objective by investing in a diversified portfolio of short-term high quality tax-exempt money market securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (“Municipal Securities”). There can be no assurance that the investment objective of the Tax-Exempt Fund will be realized. The Tax-Exempt Fund is classified as a diversified open-end investment company under the Investment Company Act.
The Tax-Exempt Fund is a “feeder” fund that invests all of its assets in a corresponding master fund, the Master Tax-Exempt LLC (the “Master LLC”), which has the same investment objective and strategies as the Tax-Exempt Fund. All investments will be made at the Master LLC level. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Master LLC. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the name of the Fund or the term “Fund” to include the underlying Master LLC in which the Tax-Exempt Fund invests.
The Tax-Exempt Fund may invest up to 20% of its assets in certain Municipal Securities that are classified as “private activity bonds,” which may subject certain investors to the Federal alternative minimum tax.
Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (including the Federal alternative minimum tax) or invests in securities so that at least 80% of the income that it distributes will be exempt from Federal income tax (including the Federal alternative minimum tax). For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding shares.
The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Municipal Securities with longer maturities tend to produce higher yields. Interest rates in the short-term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Municipal Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.
The Municipal Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes issued generally to finance short-term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short-term maturity and quality standards of the Tax-Exempt Fund. The Tax-Exempt Fund’s dollar-weighted average maturity will be 60 days or less, and its dollar-weighted average life will be 120 days or less.
The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Municipal Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.
Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long-term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short-term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.
Investment in the Tax-Exempt Fund’s shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its investment objective, as is available from investments in short-term tax-exempt securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

State Funds
Each State Fund is a tax-exempt money market fund. The investment objective of each State Fund is to seek current income exempt from Federal income tax as well as the designated state’s personal income tax and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity. The investment objective is a fundamental policy of each State Fund that may not be changed without the approval of the holders of the relevant State Fund’s outstanding securities. There can be no assurance that each State Fund’s investment objective will be achieved. Because each State Fund must satisfy the diversification requirements set forth in Rule 2a-7, each State Fund will thereby be deemed to be diversified under the Investment Company Act.
Each State Fund seeks to achieve its investment objective by investing in a portfolio of short-term, high quality tax exempt money market securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (“Municipal Securities”). Each State Fund seeks to achieve its investment objective by investing primarily in a portfolio of obligations, certificates of participation, leases or other arrangements with remaining maturities of 397 days (13 months) or less that are issued or entered into by or on behalf of the relevant designated state, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative products the interest from which is excludable, in the opinion of bond counsel to the issuer, from gross income for both Federal income tax purposes and the designated state’s personal (and where applicable, local) income tax purposes. It is expected that the value of such investments would be exempt from state intangible personal property tax and/or local intangible personal property tax where applicable. Such obligations are herein referred to as “State Municipal Securities.”
Under normal circumstances, each State Fund will generally invest at least 80% of its net assets in State Municipal Securities the income on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes and which are exempt from income tax and/or intangible personal property tax in the designated state. For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy of each State Fund and may not be changed without the approval of a majority of each State Fund’s outstanding shares as defined in the Investment Company Act. Each State Fund may invest up to 20% of its assets in short-term money market securities the interest on which is includable in gross income for Federal tax purposes and/or subject to income tax or to the intangible personal property tax in the designated state.
State Funds ordinarily do not intend to realize investment income not exempt from Federal income tax, the personal income tax of the respective designated states and/or, if applicable, local personal income tax or to hold securities the value of which would be subject to state and local intangible personal property tax. However, to the extent that suitable State Municipal Securities are not available for investment by a State Fund, that State Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is excludable from gross income, in the opinion of bond counsel to the issuer, for Federal income tax purposes but not for state or, where relevant, local personal income tax purposes and the value of which may be subject to state or local intangible personal property tax.
Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (industrial development bonds under pre-1986 law) (“PABs”) may be subject to the Federal alternative minimum tax. In general, these are bonds that benefit non-governmental entities. The percentage of each State Fund’s net assets invested in PABs will vary during the year. Each State Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, that have maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each State Fund reserves the right as a defensive measure to invest temporarily more than 20% of its net assets in Municipal Securities other than State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of BlackRock Advisors, LLC (“BlackRock” or the “Manager”), prevailing market or financial conditions warrant. This could cause distributions to be subject to Federal income tax, the designated state’s income tax or, where applicable, local income tax and the value of such investments to be subject to state and/or local intangible personal property tax, where applicable.

As noted above, each State Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as PABs. Each State Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration” in Municipal Securities with bank credit enhancements, an investment in State Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail.
Investment in State Fund shares offers several potential benefits. State Funds are investment vehicles designed to be suitable for investors seeking income exempt from state and, where applicable, local income taxation as well as Federal income taxation and, in certain instances, value exempt from state and/or local intangible personal property taxation. Each State Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. State Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each State Fund.
The State Municipal Securities in which State Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. State Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy their short-term maturity and quality standards. The dollar-weighted average maturity of each State Fund’s portfolio will be 60 days or less and its dollar-weighted average life will be 120 days or less.
Certain of the instruments in which State Funds invest, including variable rate demand obligations (“VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”), effectively provide State Funds with economic interests in long-term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Commission rules, State Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or the long-term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short-term to allow such instruments to qualify as eligible investments for money market funds such as the State Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a State Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of a State Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the State Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price that adversely affects the State Fund.
II. Investment Restrictions
Tax-Exempt Fund
The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of Tax-Exempt Fund’s outstanding shares (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). None of the following fundamental restrictions shall prevent the Tax-Exempt Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).
The Master LLC has adopted investment restrictions substantially similar to those set forth below. In addition, the Master LLC has adopted certain additional fundamental investment restrictions and certain non-fundamental investment restrictions. The Master LLC’s non-fundamental investment restrictions may be changed by the Master LLC’s Board of Directors without interestholder approval.
Unless otherwise provided, all references below to the assets of the Fund are in terms of current market value.
Under its fundamental investment restrictions, the Tax-Exempt Fund may not:
(1) purchase any securities other than Municipal Securities referred to herein and in the Prospectus;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer);
(3) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;
(4) make investments for the purpose of exercising control or management;
(5) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;
(6) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;
(7) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;
(8) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein and under the heading “Municipal Investments — Municipal Securities” in Part II of this Statement of Additional Information;
(9) make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);
(10) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.);
(11) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;
(12) invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities;
(13) act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities;
(14) issue senior securities to the extent such issuance would violate applicable law; and
(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

Notwithstanding the provision of fundamental restriction (12), the Tax-Exempt Fund may not invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).
The Master LLC has adopted fundamental investment restrictions that are substantially similar to fundamental investment restrictions (6), (9), (13), (14) and (15) of the Tax-Exempt Fund. Under the following additional fundamental investment restrictions, the Master LLC may not:
(1) borrow money, except that (i) the Master LLC may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1⁄3% of its total assets (including the amount borrowed), (ii) the Master LLC may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Master LLC may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Master LLC may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Master LLC’s Prospectus and Statement of Additional Information. The Master LLC may not pledge its assets other than to secure such borrowings or to the extent permitted by the Master LLC’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.
(2) make any investment inconsistent with the Master LLC’s classification as a diversified investment company under the Investment Company Act.
The Master LLC also has adopted non-fundamental investment restrictions, that may be changed by the Master LLC’s Board of Directors without shareholder approval, that are substantively identical to fundamental investment restrictions (1), (2), (3), (4), (5), (7), (8), (10), (11) and (12) of the Tax-Exempt Fund. Under the following additional non-fundamental investment restrictions, the Master LLC may not:
a. write, purchase or sell puts, calls or combinations thereof.
b. subject to its fundamental investment restrictions, the Master LLC may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Master LLC.
If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.
State Funds
The Multi-State Trust has adopted a number of restrictions and policies relating to the investment of each State Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective State Fund’s outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).
Unless otherwise provided, all references below to the assets of a State Fund are in terms of current market value.
Under these fundamental investment restrictions, no State Fund may:
(1) purchase any securities other than securities referred to under “Details About the Funds — How Each Fund Invests” in the Prospectus and under “Investment Objectives and Policies — State Funds” herein;
(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;
(3) make investments for the purpose of exercising control or management;
(4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;
(6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;
(7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each State Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies — State Funds” and “Municipal Investments — Municipal Securities” in Part II of this Statement of Additional Information;
(8) make loans to other persons, provided that each State Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);
(9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, State Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. State Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);
(10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the State Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;
(11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;
(12) act as an underwriter of securities, except to the extent that the State Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the State Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;
(13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Multi-State Trust, the Manager or any subsidiary thereof each owning beneficially more than ½ of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer;
(14) issue senior securities to the extent such issuance would violate applicable law; and
(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.
Notwithstanding the provisions of fundamental investment restriction (11), no State Fund will invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).
If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.
III. Information on Trustees and Officers
The Board s consists of fourteen individuals (each, a “Trustee”), thirteen of whom are not “interested persons” of the Tax-Exempt Fund or the Multi-State Trust as defined in the Investment Company Act (the “Independent Trustees”). The same individuals serve as Directors of the Master LLC. The registered investment companies advised by BlackRock or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds

(the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Tax-Exempt Fund and the Multi-State Trust are included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex.
The Board of each of the Tax-Exempt Fund and the Multi-State Trust has overall responsibility for the oversight of the Tax-Exempt Fund and the Multi-State Trust, respectively. The Chair of each Board is an Independent Trustee, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. Each Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The role of the Chair of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to the Tax-Exempt Fund or the Multi-State Trust. Each Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. Each Board and each standing Committee conduct annual assessments of their oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.
Each Board has engaged the Manager to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Manager, other service providers, the operations of the Funds and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Tax-Exempt Fund’s and the Multi-State Trust’s charter, and each Fund’s investment objective and strategies. Each Board reviews, on an ongoing basis, each Fund’s performance, operations, and investment strategies and techniques. Each Board also conducts reviews of the Manager and its role in running the operations of the Fund.
Day-to-day risk management with respect to each Fund is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. Each Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for each Fund, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by each Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund’s activities and associated risks. Each Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The members of the Audit Committees (each, an “Audit Committee”) are Kenneth L. Urish (Chair), Frank J. Fabozzi, Herbert I. London, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of the Tax-Exempt Fund’s and the Multi-State Trust’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. Each Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the applicable Fund; (3) review the conduct and results of each independent audit of each Fund’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of the Fund and the internal controls of the applicable Fund and certain service providers; (5) oversee the performance of each Fund’s Independent Registered Public Accounting Firm; (6) review and discuss with management and each Fund’s Independent Registered Public Accounting Firm the performance and findings of each Fund’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to each Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. Each Board has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2015, each Audit Committee met four times.
The members of the Governance and Nominating Committees (each, a “Governance Committee”) are Dr. Matina S. Horner (Chair), Collette Chilton, Herbert I. London, Cynthia A. Montgomery, Robert C. Robb, Jr. and Toby Rosenblatt, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Tax-Exempt Fund or the Multi-State Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Tax-Exempt Fund or the Multi-State Trust that include biographical information and set forth the qualifications of the proposed nominee. Each Board has adopted a written charter for the Governance Committee. During the fiscal year ended March 31, 2015, each Governance Committee met four times.
The members of the Compliance Committees (each, a “Compliance Committee”) are Joseph P. Platt (Chair), Rodney D. Johnson, Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. Each Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Tax-Exempt Fund and the Multi-State Trust, the fund-related activities of BlackRock and any sub-adviser and the Tax-Exempt Fund’s and Multi-State Trust’s third-party service providers. Each Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the applicable Fund and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Tax-Exempt Fund’s and Multi-State Trust’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Tax-Exempt Fund’s and Multi-State Trust’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. Each Board has adopted a written charter for the Compliance Committee. During the fiscal year ended March 31, 2015, each Compliance Committee met four times.
The members of the Performance Oversight and Contract Committees (each, a “Performance Oversight Committee”) are David O. Beim (Chair), Collette Chilton, Frank J. Fabozzi, Toby Rosenblatt, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Trustees. Each Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the applicable Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. Each Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of, the Funds’ investment objectives, policies and practices; (2) review information on the Funds’ investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of the Funds and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. Each Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended March 31, 2015, each Performance Oversight Committee met four times.
The members of the Executive Committees (each, an “Executive Committee”) are Dr. Matina S. Horner and Rodney D. Johnson, both of whom are Independent Trustees, and Barbara G. Novick, who serves as an interested

Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Executive Committee. During the fiscal year ended March 31, 2015, each Executive Committee held one formal meeting. Each Executive Committee met informally numerous times throughout the fiscal year.
Each Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). Each Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, each Board has considered a variety of criteria, none of which, in isolation, was controlling. Each Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Tax-Exempt Fund and Multi-State Trust and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the Tax-Exempt Fund’s and Multi-State Trust’s investment adviser, sub-advisers, other service providers, counsel and Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees.
Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Tax-Exempt Fund and the Multi-State Trust and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.
The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve (or continue to serve) on the Boards.
Trustees	Experience, Qualifications and Skills
Independent Trustees
David O. Beim	David O. Beim has served for over 16 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. Each Board benefits from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.
Collette Chilton	Collette Chilton recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Ms. Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October 2006. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy. The Board benefits from this knowledge and experience.

Trustees	Experience, Qualifications and Skills
Frank J. Fabozzi	Frank J. Fabozzi recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Dr. Fabozzi has served for over 25 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Closed-End Complex and its predecessor funds. Dr. Fabozzi holds the designation of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. Each Board benefits from Dr. Fabozzi’s experience as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in management and financial econometrics, and his writings have focused on fixed-income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the funds in the Closed-End Complex also provides him with an understanding of the Funds, their operations, and the business and regulatory issues facing the Funds.
Dr. Matina S. Horner	Dr. Matina S. Horner has served for over ten years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Each Board benefits from her prior service as Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund, which provided Dr. Horner with management and corporate governance experience. In addition, Dr. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Dr. Horner also served on various public, private and non-profit boards.
Rodney D. Johnson	Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Financial Officer of Temple University for four years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.
Herbert I. London	Herbert I. London has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Dr. London’s experience as president of the Hudson Institute, an internationally recognized think tank and public policy research organization in Washington D.C., from 1997 to 2011, and in various positions at New York University provide both background and perspective on financial, economic and global issues, which enhance his service on the Boards. He has authored several books and numerous articles, which have appeared in major newspapers and journals throughout the United States.

Trustees	Experience, Qualifications and Skills
Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Each Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.
Joseph P. Platt	Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.
Robert C. Robb, Jr.	Robert C. Robb, Jr. has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States. Mr. Robb brings to the Boards a wealth of practical business experience across a range of industries.
Toby Rosenblatt	Toby Rosenblatt has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has served as president and general partner of Founders Investments, Ltd., a private investment limited partnership, since 1999, providing him with relevant experience with the issues faced by investment management firms and their clients. Mr. Rosenblatt has been active in the civic arena and has served as a trustee of a number of community and educational organizations for over 30 years.
Mark Stalnecker	Mark Stalnecker recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Mr. Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.
Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committees to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Trustees	Experience, Qualifications and Skills
Frederick W. Winter	Frederick W. Winter has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Each Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof from 1997 to 2005. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.
Interested Trustee
Barbara G. Novick	Barbara G. Novick recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Ms. Novick has extensive experience in the financial services industry, including more than 26 years with BlackRock. Ms. Novick currently is a member of BlackRock’s Global Executive, Global Operating and Corporate Risk Management Committees and chairs BlackRock’s Government Relations Steering Committee. For the first twenty years at BlackRock, Ms. Novick oversaw global business development, marketing and client service across equity, fixed income, liquidity, alternative investment and real estate products, and in her current role, heads BlackRock’s efforts globally on government relations and public policy. Prior to joining BlackRock, Ms. Novick was Vice President of the Mortgage Products Group at the First Boston Corporation and prior to that, was with Morgan Stanley. The Board benefits from Ms. Novick’s wealth of experience and long history with BlackRock and BlackRock’s management practices, investment strategies and products, which stretches back to BlackRock’s founding in 1988.

Biographical Information
Certain biographical and other information relating to the Trustees of the Tax-Exempt Fund and the Multi-State Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.
Name, Address and Year of Birth	Position(s) Held with the Tax- Exempt Fund and the Multi- State Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Independent Trustees[1]
David O. Beim[3] 55 East 52nd Street New York, NY 10055 1940	Trustee	2007 to present	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 158 Portfolios	None
Collette Chilton 55 East 52nd Street New York, NY 10055 1958	Trustee	2015 to present	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 158 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee	2014 to present	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 234 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Tax- Exempt Fund and the Multi- State Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Dr. Matina S. Horner[4] 55 East 52nd Street New York, NY 10055 1939	Trustee	2007 to present	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 158 Portfolios	NSTAR (electric and gas utility)
Rodney D. Johnson[5] 55 East 52nd Street New York, NY 10055 1941	Trustee	2007 to present	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 158 Portfolios	None
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	2002 to present	Professor Emeritus, New York University since 2005; President, London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 158 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	1994 to present	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 158 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt[6] 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 158 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 158 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	2007 to present	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 158 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Tax- Exempt Fund and the Multi- State Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Mark Stalnecker 55 East 52nd Street New York, NY 10055 1951	Trustee	2015 to present	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 158 Portfolios	None
Kenneth L. Urish[7] 55 East 52nd Street New York, NY 10055 1951	Trustee	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 158 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 158 Portfolios	None
Interested Trustee[8]
Barbara G. Novick 55 East 52nd Street New York, NY 10055 1960	Trustee of the Tax-Exempt Fund and the Multi-State Trust and President of the Multi-State Trust	2015 to present	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 234 Portfolios	None

[1]	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Boards have determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
[2]	Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Boards in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock or its affiliates in 1988.
[3]	Chair of the Performance Oversight Committees.
[4]	Chair of the Governance Committees.
[5]	Chair of the Boards.
[6]	Chair of the Compliance Committees.
[7]	Chair of the Audit Committees.

[8]	Ms. Novick is an “interested person,” as defined in the Investment Company Act, of the Tax-Exempt Fund and the Multi-State Trust based on her positions with BlackRock, Inc. and its affiliates.
Certain biographical and other information relating to the officers of the Tax-Exempt Fund and the Multi-State Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.
Name, Address and Year of Birth	Position(s) Held with the Tax-Exempt Fund and the Multi-State Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer of the Tax-Exempt Fund and Chief Executive Officer of the Multi-State Trust	2010 to present	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	33 RICs consisting of 158 Portfolios	None
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.	24 RICs consisting of 136 Portfolios	None
Jennifer McGovern 55 East 52nd Street New York, NY 10055 1977	Vice President	2014 to present	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.	61 RICs consisting of 256 Portfolios	None
Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	137 RICs consisting of 332 Portfolios	None
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	137 RICs consisting of 332 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Tax-Exempt Fund and the Multi-State Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer	2014 to present	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.	142 RICs consisting of 662 Portfolios	None
Fernanda Piedra 55 East 52nd Street New York, NY 10055 1969	Anti-Money Laundering Compliance Officer	2015 to present	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.	142 RICs consisting of 662 Portfolios	None
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	2012 to present	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the Tax-Exempt Fund and the Multi-State Trust from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.	61 RICs consisting of 256 Portfolios	None

[1]	Officers of the Tax-Exempt Fund and the Multi-State Trust serve at the pleasure of the respective Board.
Share Ownership
As of December 31, 2014, no Trustee owned shares in any Fund except Massachusetts Fund. Information relating to each Trustee’s share ownership in these Funds and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2014 is set forth in the tables below.
Name of Trustee	Aggregate Dollar Range of Equity Securities in Massachusetts Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Trustee:
Barbara Novick[1]	None	Over $100,000
Independent Trustees:	None
David O. Beim	None	Over $100,000
Collette Chilton[1]	None	None
Frank J. Fabozzi	None	$50,001–$100,000

Name of Trustee	Aggregate Dollar Range of Equity Securities in Massachusetts Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Dr. Matina S. Horner	None	Over $100,000
Rodney D. Johnson	None	Over $100,000
Herbert I. London	None	$50,001–$100,000
Cynthia A. Montgomery	Over $100,000	Over $100,000
Joseph P. Platt	None	Over $100,000
Robert C. Robb, Jr.	None	Over $100,000
Toby Rosenblatt	None	Over $100,000
Mark Stalnecker[1]	None	None
Kenneth L. Urish	None	Over $100,000
Frederick W. Winter	None	Over $100,000

[1]	Each of Mses. Novick and Chilton and Mr. Stalnecker was appointed to serve as a Trustee of the Tax-Exempt Fund and the Multi-State Trust effective January 1, 2015.
As of July 1, 2015, the Trustees and officers of the Tax-Exempt Fund and the Multi-State Trust as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2014, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of affiliates of the Manager.
Compensation of Trustees
Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $275,000 per year for his or her services as a board member of the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Tax-Exempt Fund and the Multi-State Trust, and a $10,000 board meeting fee to be paid for each in-person board meeting attended (a $5,000 board meeting fee for telephonic attendance at regular board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Each Independent Trustee receives $10,000 per year for each standing Committee on which he or she serves for up to two standing Committee assignments but is not paid this amount for serving on a Committee which he or she chairs. The Chair of the Boards is paid an additional annual retainer of $120,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000 and the Chairs of the Compliance Committees, Governance Committees and Performance Oversight Committees are each paid an additional annual retainer of $30,000.
The following table sets forth the compensation paid to each of the Trustees with respect to the Funds for the fiscal year ended March 31, 2015 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2014.
Fund	Tax- Exempt Fund/ Master LLC[1]	California Fund	Connecticut Fund	Massa- chusetts Fund	New Jersey Fund	New York Fund	Ohio Fund	Aggregate Compensation from the Funds and other BlackRock- Advised Funds[2]
Independent Trustees:
David O. Beim[3]	$5,669	$1,459	$ 503	$ 429	$ 918	$1,335	$ 446	$330,000
Collette Chilton[4]	$1,390	$ 369	$ 140	$ 128	$ 232	$ 346	$ 131	None
Frank J. Fabozzi	$5,492	$1,420	$ 495	$ 424	$ 898	$1.301	$ 441	$581,750
Ronald C. Forbes[5]	$4,766	$1,197	$ 384	$ 315	$ 747	$1,084	$ 331	$370,000
Dr. Matina S. Horner[6]	$5,669	$1,459	$ 503	$ 429	$ 918	$1,335	$ 446	$330,000
Rodney D. Johnson[7]	$6,638	$1,668	$ 540	$ 455	$1,029	$1,524	$ 475	$370,000
Herbert I. London	$5,492	$1,420	$ 495	$ 424	$ 898	$1,301	$ 441	$320,000
Ian A. MacKinnon[8]	$5,492	$1,420	$ 495	$ 424	$ 898	$1,301	$ 441	$320,000
Cynthia A. Montgomery	$5,492	$1,420	$ 495	$ 424	$ 898	$1,301	$ 441	$325,000
Joseph P. Platt[9]	$5,669	$1,459	$ 503	$ 429	$ 918	$1,335	$ 446	$330,000
Robert C. Robb, Jr.	$5,492	$1,420	$ 495	$ 424	$ 898	$1,301	$ 441	$320,000
Toby Rosenblatt	$5,492	$1,420	$ 495	$ 424	$ 898	$1,301	$ 441	$320,000
Mark Stalnecker[4]	$1,390	$ 369	$ 140	$ 128	$ 232	$ 346	$ 131	None
Kenneth L. Urish[10]	$5,750	$1,402	$ 415	$ 338	$ 844	$1,274	$ 357	$340,000
Frederick W. Winter	$5,492	$1,420	$ 495	$ 424	$ 898	$1,301	$ 441	$320,000
Interested Trustees:

Fund	Tax- Exempt Fund/ Master LLC[1]	California Fund	Connecticut Fund	Massa- chusetts Fund	New Jersey Fund	New York Fund	Ohio Fund	Aggregate Compensation from the Funds and other BlackRock- Advised Funds[2]
Paul L. Audet[5]	None	None	None	None	None	None	None	None
Henry Gabbay[5]	$2,788	$ 648	$ 174	$ 143	$ 381	$ 586	$ 152	$640,000
Barbara G. Novick[4]	None	None	None	None	None	None	None	None

[1]	Compensation is paid by the Master LLC. The Trustees do not receive additional compensation from Tax-Exempt Fund.
[2]	For the number of BlackRock-advised Funds from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-14.
[3]	Chair of the Performance Oversight Committees.
[4]	Each of Ms. Chilton, Mr. Stalnecker and Ms. Novick was appointed to serve as a Trustee of the Tax-Exempt Fund and Multi-State Trust effective January 1, 2015.
[5]	Messrs. Audet and Gabbay resigned as Trustees of the Tax-Exempt Fund and the Multi-State Trust and Mr. Forbes resigned as a Trustee of the the Tax-Exempt Fund and the Multi-State Trust and as Co-Chair of the Boards effective December 31, 2014. Messrs. Audet and Forbes also resigned as a director or trustee of all other BlackRock-advised Funds effective December 31, 2014.
[6]	Chair of the Governance Committees.
[7]	Chair of the Boards.
[8]	Mr. MacKinnon resigned as a Trustee of the Tax-Exempt Fund and the Multi-State Trust effective May 18, 2015. Mr. MacKinnon also resigned as a director or trustee of all other BlackRock-advised Funds effective May 18, 2015.
[9]	Chair of the Compliance Committees.
[10]	Chair of the Audit Committees.
IV. Management, Advisory and Other Service Arrangements
Management Services for the State Funds. The Multi-State Trust has entered into a separate management agreement on behalf of each State Fund (each a “Management Agreement”) with BlackRock, pursuant to which the Manager receives a monthly fee from the Multi-State Trust, on behalf of each State Fund, at an annual rate calculated as follows:
Portion of average daily value of net assets:	Rate
Not exceeding $500 million	0.500%
In excess of $500 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

Set forth below are the total management fees paid by each State Fund to the Manager, pursuant to each Fund’s respective Management Agreement, and the amounts waived, for the past three fiscal years.
	Paid to the Manager			Waived by the Manager[1]
	For the Fiscal Year Ended March 31,			For the Fiscal Year Ended March 31,
Fund	2015	2014	2013	2015	2014	2013
California Fund	$2,981,625	$3,635,027	$4,435,890	$2,838,123	$3,111,513	$2,978,385
Connecticut Fund	$ 560,979	$ 690,727	$ 845,497	$ 559,182	$ 675,498	$ 691,662
Massachusetts Fund	$ 373,755	$ 583,429	$ 678,368	$ 373,755	$ 564,803	$ 522,758
New Jersey Fund	$1,664,320	$1,837,025	$1,997,410	$1,379,503	$1,336,307	$1,197,267
New York Fund	$2,739,486	$3,202,251	$3,832,588	$2,528,880	$2,702,831	$2,590,043
Ohio Fund	$ 418,821	$ 415,663	$ 428,301	$ 418,445	$ 407,974	$ 368,260

[1]	The Manager and BlackRock Investments, LLC (“BRIL”), each Fund’s distributor, voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund to maintain a minimum level of daily net investment income. The Manager and BRIL may discontinue this waiver and/or reimbursement at any time without notice.
Management Services for the Tax-Exempt Fund/Master LLC. The Master LLC has entered into a management agreement with BlackRock, pursuant to which the Manager provides management services to the Master LLC (the “Management Agreement”). The Tax-Exempt Fund invests all of its assets in the Master LLC. Accordingly, the Tax-Exempt Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Master LLC.

Master LLC Management Fee. The Manager receives a monthly fee from the Master LLC at an annual rate calculated as follows:
Portion of average daily value of net assets:	Rate
Not exceeding $500 million	0.250%
In excess of $500 million but not exceeding $1 billion	0.175%
In excess of $1 billion	0.125%

The table below sets forth the total management fees paid by the Master LLC to the Manager and the amounts waived, for the past three fiscal years.
Fiscal Year Ended March 31,	Paid to the Manager	Waived by the Manager
2015	$4,529,284	$3,511,042
2014	$4,515,296	$2,508,096
2013	$4,975,775	$2,845,928

Pursuant to the Management Agreements, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Manager, to perform investment advisory services with respect to the Funds and the Master LLC. In addition, the Manager may delegate certain of its investment advisory functions under the Management Agreements to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.
Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM” or the “Sub-Adviser”) also served as a sub-adviser to the Funds and received for its services a fee from the Manager equal to a percentage of the management fee paid to the Manager under the applicable Management Agreement. The table sets forth information about the total sub-advisory fees paid to the Sub-Advisor for the past three fiscal years.
Paid to BIM
For the Fiscal Year Ended March 31,
Fund	2015	2014	2013
Master LLC	$308,635	$1,191,080	$1,254,609
California Fund	$ 49,196	$ 310,436	$ 860,872
Connecticut Fund	$ 1,044	$ 8,962	$ 91,846
Massachusetts Fund	$ 0	$ 15,528	$ 87,554
New Jersey Fund	$ 62,932	$ 292,757	$ 475,591
New York Fund	$ 45,730	$ 294,103	$ 735,402
Ohio Fund	$ 221	$ 4,493	$ 36,080

Tax-Exempt Fund Administrative Services and Administration Fee. The Tax-Exempt Fund has entered into an administration agreement (the “Administration Agreement”) with BlackRock as administrator (in such capacity, the “Administrator”). For its services to the Tax-Exempt Fund, the Administrator receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Tax-Exempt Fund. The table below sets forth the total administration fees paid by the Tax-Exempt Fund to the Administrator, and the amounts waived, for the past three fiscal years.
Fiscal Year Ended March 31,	Paid to the Administrator	Waived by the Administrator[1]
2015	$6,373,815	$6,067,107
2014	$6,384,416	$5,932,684
2013	$7,173,990	$4,148,117

[1]	The Administrator and BRIL voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Tax-Exempt Fund to maintain a minimum level of daily net investment income. The Administrator and BRIL may discontinue this waiver and/or reimbursement at any time without notice.
Accounting Services
The table below shows the amounts paid by the Master LLC and each State Fund to State Street Bank and Trust Company (“State Street”) and the Manager for accounting services for the past three fiscal years.

	Paid to State Street			Paid to the Manager
	For the Fiscal Year Ended March 31,			For the Fiscal Year Ended March 31,
Fund	2015	2014	2013	2015	2014	2013
Master LLC[1]	$158,068	$153,306	$208,790	$28,684	$29,866	$35,212
California Fund	$ 43,348	$ 49,390	$ 72,734	$ 5,679	$ 8,170	$ 9,626
Connecticut Fund	$ 10,954	$ 10,958	$ 18,795	$ 1,159	$ 1,343	$ 1,809
Massachusetts Fund	$ 8,825	$ 10,118	$ 16,364	$ 701	$ 1,244	$ 1,451
New Jersey Fund	$ 22,058	$ 21,554	$ 31,588	$ 3,380	$ 3,663	$ 3,809
New York Fund	$ 40,541	$ 43,931	$ 66,822	$ 5,181	$ 6,816	$ 8,851
Ohio Fund	$ 9,464	$ 8,928	$ 15,272	$ 914	$ 835	$ 866

[1]	For providing services to the Master LLC and each feeder fund which invests in the Master LLC.
Custodian
State Street, which has its principal place of business at 100 Summer Street, Boston, MA 02110, serves as the custodian for the Master LLC and the State Funds (the “Custodian”). On a monthly basis, the Custodian nets the Master LLC’s and each State Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by that amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of the Master LLC’s or a State Fund’s fiscal year will not expire. Net debits at the end of a given month are added to the Fund’s custody bill and paid by the Master LLC or the State Fund.
Transfer Agent
Financial Data Services, Inc., which has its principal place of business at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent and dividend disbursing agent for the Funds.
V. Distribution Related Expenses
BlackRock Investments, LLC (previously defined as “BRIL”), an affiliate of the Manager, acts as each Fund’s distributor.
Each Fund has adopted a Unified Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act (the “Distribution Plan”). The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by BRIL that are covered by the Management Agreements (see “Management, Advisory and Other Service Arrangements”). The Trustees believe that each Fund’s expenditures under the Distribution Plan benefit such Fund and its shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.
Set forth below are the distribution fees paid to BRIL by each Fund pursuant to the Distribution Plan, and the amounts waived by BRIL, for the fiscal year ended March 31, 2015. All of such amounts were allocated to BRIL’s personnel and to related administrative costs.
Fund	Paid to BRIL	Waived by BRIL[1]
Tax-Exempt Fund	$3,174,136	$3,174,136
California Fund	$ 722,628	$ 722,628
Connecticut Fund	$ 139,877	$ 139,877
Massachusetts Fund	$ 92,655	$ 92,655
New Jersey Fund	$ 394,353	$ 394,353
New York Fund	$ 659,665	$ 659,665
Ohio Fund	$ 104,407	$ 104,407

[1]	The Manager and BRIL voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund to maintain a minimum level of daily net investment income. The Manager and BRIL may discontinue this waiver and/or reimbursement at any time without notice.
VI. Yield Information
The yield on the Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. Set forth below is the seven day yield for each Fund as of March 31, 2015.
Fund	Seven-Day Period Ended March 31, 2015
Tax-Exempt Fund	0.00%
California Fund	0.00%
Connecticut Fund	0.01%
Massachusetts Fund	0.00%
New Jersey Fund	0.01%
New York Fund	0.00%
Ohio Fund	0.01%

VII. Computation of Offering Price Per Share
The offering price for a share of a Fund is computed by dividing the value of the net assets of a Fund by the number of shares outstanding for that Fund. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Determination of Net Asset Value” in Part II of this SAI.
VIII. Portfolio Transactions
See “Portfolio Transactions” in Part II of this SAI for more information.
The Master LLC and each State Fund held no securities of their regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) as of March 31, 2015.
IX. Additional Information
Independent Registered Public Accounting Firm. Deloitte & Touche LLP, with offices located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Tax-Exempt Fund’s and the Multi-State Trust’s independent registered public accounting firm.
Description of Multi-State Trust and State Fund Shares
The Multi-State Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Multi-State Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the California, Connecticut, Massachusetts, New Jersey, New York and Ohio Funds are the only series of the Multi-State Trust offering their shares to the public. Each series currently has only one class of shares. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Multi-State Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series.
The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Multi-State Trust generally. The shares of each series, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Multi-State Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Multi-State Trust.
Description of Master LLC and Tax-Exempt Fund Shares
The Tax-Exempt Fund is a “feeder” fund that invests in a corresponding “master” fund, the Master LLC. Investors in the Tax-Exempt Fund have an indirect interest in the Master LLC. The Master LLC accepts investments from other feeder funds, and all of the feeder funds of the Master LLC bear the Master LLC’s expenses in proportion to their assets. This structure permits the pooling of assets of two or more feeder funds in the Master LLC in an effort to achieve potential economies of scale and efficiencies in portfolio management while preserving separate identities, management, pricing structures, and/or distribution channels at the feeder fund level. If the Master LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Master LLC from different feeder funds may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Master LLC on more attractive terms, or could experience better performance, than another feeder fund.
The Tax-Exempt Fund is an unincorporated business trust organized on June 5, 1989 under the laws of Massachusetts. The Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981.
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Tax-Exempt Fund. The Fund currently has a single class of shares. Each share represents an equal proportionate interest in the Tax-Exempt Fund with each other share. Upon liquidation of the Tax-Exempt Fund, shareholders are entitled to share pro rata in the net assets of the Tax-Exempt Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of the Tax-Exempt Fund. Shares of the Tax-Exempt Fund are fully paid and non-assessable by the Tax-Exempt Fund.
Effective June 15, 2007 the Master LLC is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust. Whenever the Tax-Exempt Fund is requested to vote on any matter relating to the Master LLC, the Tax-Exempt Fund will hold a meeting of its shareholders and will cast its vote as instructed by the Tax-Exempt Fund’s shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Master LLC. The Tax-Exempt Fund may withdraw from the Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Tax-Exempt Fund’s assets directly.
Principal Shareholders
To the knowledge of the Tax-Exempt Fund and the State Funds, the following entities owned beneficially or of record 5% or more of Tax-Exempt Fund’s shares and the State Funds’ shares as of June 30, 2015:
Name	Address	Percentage
Tax-Exempt Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%
California Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	92.75%
Connecticut Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%
Massachusetts Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	99.18%
New Jersey Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	96.35%
New York Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	94.86%
Ohio Fund Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100%

[1]	Record holder that does not beneficially own the shares.
X. State Fund Tax Summaries
California. So long as, at the close of each quarter of California Fund’s taxable year, at least 50% of the value of California Fund’s total assets consists of California municipal securities or certain United States, California, Puerto Rico, Virgin Islands or Guam government obligations, the income from which is exempt from California personal income taxation under federal or California law (collectively “CA-Exempt Obligations”), then exempt-interest dividends (i) paid by California Fund in an amount not exceeding the interest received on such CA-Exempt Obligations during California Fund’s taxable year, and (ii) designated by California Fund as exempt-interest dividends (in a written notice mailed to California Fund’s shareholders not later than 60 days after the close of California Fund’s taxable year) will be treated as an item of interest excludable from the income of California resident individuals for purposes of the California personal income tax. Dividends designated as attributable to CA-Exempt Obligations and paid to a corporate shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. On the other hand, dividends designated as attributable to CA-Exempt Obligations and paid to a corporate shareholder subject to the California corporate income tax should not be taxable as ordinary income but should be treated in the same manner as such dividends are treated for purposes of the California personal income tax, described above. Distributions to shareholders attributable to interest on obligations issued by states or municipalities other than California and its political subdivisions, as well as distributions attributable to market discount or short-term or long-term capital gains, are generally subject to California personal income tax, corporate income tax, and corporate franchise tax, even though all or a portion of such dividends may be exempt from Federal income tax. Interest on indebtedness incurred or continued by a shareholder of California Fund to purchase or carry shares of California Fund generally will not be deductible for California personal or corporate income tax or purposes. It should be noted that California law deviates from the provisions of Subchapter M of Chapter 1 of Subtitle A of the Code, relating to regulated investment companies, in certain potentially material respects.
Connecticut. Dividends paid by Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends are subject to this tax, except that, in the case of shares of Connecticut Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Connecticut Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.
Dividends paid by Connecticut Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of Connecticut Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.
Massachusetts. Under existing Massachusetts law, as long as Massachusetts Fund qualifies as a separate RIC under the Code, (i) Massachusetts Fund will not be subject to the Massachusetts corporate excise tax and (ii) shareholders of Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by Massachusetts Fund that is properly identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, (b) dividends attributable to interest received by Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation or (c) capital gain dividends attributable to gain from certain Massachusetts municipal securities that are specifically exempt by statute (collectively, “Massachusetts-exempt dividends”). The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder that relates or is allocable to Massachusetts-exempt dividends received by the shareholder will not be deductible for Massachusetts income tax purposes.
Any capital gain dividends paid by Massachusetts Fund (except to the extent attributable to capital gains on certain Massachusetts municipal securities that are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rate on long-term capital gains, including capital gain dividends paid by Massachusetts Fund (except to the extent attributable to capital gains on certain Massachusetts municipal securities that are specifically exempt by statute), is the same rate applicable to ordinary income. Short-term capital gains are taxed at a higher rate.
In the case of any corporation subject to the Massachusetts corporate excise tax, all distributions received from Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in Massachusetts gross income and taxed accordingly. Distributions received directly or indirectly from Massachusetts Fund will not be eligible for the dividends-received deduction for Massachusetts corporate taxpayers. Interest on indebtedness incurred or continued to purchase or carry Massachusetts Fund shares generally will not be deductible in calculating the income component of the Massachusetts corporate excise tax.
New Jersey. If New Jersey Fund qualifies as a “Qualified Investment Fund,” the portion of its distributions that are derived from interest or gains on New Jersey municipal securities and other obligations that are exempt from New Jersey state or local taxation under New Jersey law or Federal law will be exempt from New Jersey personal income tax. In order to be a Qualified Investment Fund and pass through tax-exempt interest for New Jersey personal income tax purposes, New Jersey statutes require New Jersey Fund, among other requirements, to maintain not less than 80% of the aggregate principal amount of its investments in New Jersey municipal securities and any other obligations that are statutorily free from State or local taxation under any other act of New Jersey State or local law or under the laws of the United States at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, cash and cash items (including receivables), financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized by section 851(b) of the Code are excluded from the principal amount of New Jersey Fund’s investments. New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event New Jersey Fund does not so comply, distributions by New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, a 1997 tax court decision held that regardless of whether New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes.
Federally exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in New Jersey Fund, including, in particular, corporate investors, should consult their tax advisers with respect to the application of such taxes to an investment in New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.
Under present New Jersey law, a registered investment company (“RIC”), such as New Jersey Fund, will pay a small minimum tax. But it may be subject to a more significant New Jersey corporate or franchise tax for any year in which it does not qualify as a RIC. New Jersey Fund may be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.
New York. If New York Fund achieves its investment objective by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of New York or its agencies, political subdivisions or instrumentalities, U.S. possessions and territories, or other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to the Federal alternative minimum tax) and exempt from any applicable New York State or local income or other taxes (“New York municipal securities”), then the portion of exempt-interest dividends equal to the portion which New York Fund’s interest on New York municipal securities bears to all of New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State personal income tax, New York City resident personal income and unincorporated business taxes, and the City of Yonkers resident personal income tax. To the extent New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of New York Fund’s tax-exempt interest that is not derived from New York municipal securities, they will constitute taxable income for New York State personal income tax, New York City resident personal income and unincorporated business taxes, and the City of Yonkers resident personal income tax purposes. Capital gain dividends paid by New York Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State personal income tax, New York City resident personal income tax and unincorporated business tax, and the City of Yonkers resident personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of New York Fund will not be exempt from New York State corporate franchise tax or New York City general corporation tax. Interest on indebtedness incurred or continued by a shareholder of New York Fund to purchase or carry shares of New York Fund generally will not be deductible for New York State personal income tax, New York City resident personal income tax and unincorporated business tax, or the City of Yonkers resident personal income tax purposes.
Ohio. To the extent that distributions from obligations in the Ohio Fund constitute distributions from public obligations of the State of Ohio or its subdivisions, the interest thereon or transfer thereof, or any profit made on the sale, exchange or other disposition of such obligations (an “exempt distribution”), such distributions are exempt from most taxes levied by the State of Ohio and its subdivisions, including income, ad valorem, transfer, and excise taxes, the Ohio commercial activity tax and the tax on the net income measure of the issued and outstanding shares of a corporation under the Ohio corporation franchise tax; however, such distributions are not exempt from the following Ohio taxes: (i) the tax on the net worth measure of the issued and outstanding shares of corporations and financial institutions under the Ohio corporation franchise tax, (ii) the tax on the value of the gross estate with respect to the Ohio estate tax, (iii) the tax on the value of the capital and surplus of a domestic insurance company with respect to the Ohio insurance tax, (iv) the tax on the shares of and capital employed by dealers in intangibles with respect to the Ohio dealers in intangibles tax, and (v) the tax levied on the basis of the total equity capital of financial institutions with respect to the Ohio financial institutions tax. Such tax treatment is without respect to the treatment of such distributions for local or Federal income tax purposes.
To the extent such is considered taxable for Federal income tax purposes and is included in a taxpayer’s Federal adjusted gross income, distributions from obligations in the Ohio Fund constituting a gain or loss resulting from the sale, exchange, or other disposition of public obligations of the State of Ohio or its subdivisions are subject to the Ohio personal income tax and may be subject to certain local taxes imposed by cities in Ohio.
Note. As of the date of publication hereof, the taxes on the net income measure of the issued and outstanding shares of a corporation under the Ohio corporation franchise tax, as well as the taxes mentioned in clauses (i) and (ii) of the first paragraph, remain codified in the Ohio Revised Code; however, the liability imposed by such taxes has effectively been reduced to zero due to actions of the Ohio General Assembly repealing those taxes going forward.
XI. Financial Statements
The audited financial statements and notes thereto in each Fund’s and the Master LLC’s Annual Report to Shareholders for the fiscal year ended March 31, 2015 (the “2015 Annual Report”) are incorporated in this SAI by reference. No other parts of the 2015 Annual Report are incorporated by reference herein. The financial statements included in the 2015 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon Deloitte & Touche LLP’s authority as experts in accounting and auditing. Additional copies of the 2015 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this SAI.

APPENDIX 1
Economic and Financial Conditions in California
Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, developments in municipal bankruptcies and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions.
The following summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Multi-State Trust nor its legal counsel has independently verified this information.
Overview
The State, like the rest of the nation, has been slowly emerging from the most significant economic downturn since the Great Depression. The State labor market conditions have improved significantly since the depths of the recession. As of May 2015, the State’s unemployment rate was 6.4 percent, approximately 1.1 percent higher than the national average of 5.3 percent, but only slightly higher than the State’s 6.1 percent unemployment rate before the recession at the beginning of 2008.
The California economy continues to experience a gradual recovery from the recent recession. California has nonetheless faced serious budgetary problems in the past as a result of previous structural imbalances between State revenues and expenditures. A decline in the State Treasury General Fund (the “General Fund”) revenue, which fell more than 18 percent in fiscal year 2009-10 from the height in fiscal year 2007-08, contributed to multi-billion dollar deficits in prior years. However, with the approval by the voters in November 2012 of a seven-year personal income tax increase and a four-year sales tax increase (collectively known as “Proposition 30”), the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the State’s Legislative Analyst’s Office (the “LAO”) reported in November 2013 reported that the State’s budgetary condition was stronger than at any point in the preceding decade and that the State no longer had a structural imbalance in its budget. See “The State Budget—Constraints on the State Budget—Proposition 30” below.
The adopted State budget for fiscal year 2015-16 (the “2015-16 Budget Act”), which began with a surplus of approximately $2.4 billion at June 30, 2015, was projected to leave a fiscal year-end reserve in the Special Fund for Economic Uncertainties (the “SFEU”) of approximately $1.1 billion at June 30, 2016. The projected budget results demonstrate continued improvement in the State’s fiscal condition. If the results are realized, the 2015-16 Budget will represent the fourth consecutive balanced budget, in stark contrast to the multi-billion dollar deficits preceding this period of balanced budgets.
Many local government agencies, however, continue to face budget constraints due to limited taxing powers and a weakened, albeit improving, economy, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions, and have been the principal cause of several well-publicized municipal bankruptcy filings.
Economic Factors
California is by far the most populous state in the nation, almost 50 percent larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The 2014 estimate of the State’s population is 38.8 million, which represents approximately 12 percent of the total United States population.
California’ s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

California’s unemployment rate increased from 6.1 percent at the start of 2008 to a high of 12.5 percent in the last four months of 2010. The rate has improved thereafter with the State’s unemployment falling to 6.4 percent in May 2015, compared with the United States unemployment rate, which was 5.3 percent in June 2015.
State personal income declined by 3.7 percent in 2009 from the previous year due to the large toll of lost jobs during the recession. This was the State’s first decline in personal income on a year-over-year basis since 1938. However, the State has made substantial gains since 2009. Total state personal income increased from the previous year by approximately 6.8 percent, 7.1 percent and 2.8 percent in 2011, 2012 and 2013, respectively. In 2011, State personal income surpassed pre-recession, 2008 levels. As of April 2015, the State had projected personal income to grow by 4.5 percent in 2015 and 5.3 percent in 2016.
In 2009, taxable sales were down nearly 15 percent from the prior year and down nearly 20 percent from the peak reached in 2007. Still, substantial gains in taxable sales have occurred since 2009. Taxable sales increased from the previous year by approximately 4.3 percent and 9.1 percent in 2010 and 2011, respectively. Taxable sales during 2012 and 2013 further increased approximately 7.2 percent and 5.8 percent from the previous year, respectively, recovering to approximate taxable sales in 2008. The Department of Finance estimated that taxable sales increased approximately 6.0 percent in 2014. As of April 2015, the State had projected taxable sales to grow by 4.6 percent in 2015 and 4.6 percent in 2016.
The Statewide median price for existing single-family homes decreased more than 6 percent from 2010 to 2011, bringing the average median price to approximately $300,000. In April 2015, this number had increased to $481,760, which was an increase of more than 7 percent from a year earlier. Still, this median price is lower than the 2007 annual median price of $560,270.
Home building permitting, which suffered a long, steady decline from calendar years 2006 through 2009, increased from the prior year approximately 22.9 percent, 5.2 percent and 23.1 percent in 2010, 2011 and 2012, respectively. California issued 83,000 residential building permits in 2013, representing 42.6 percent more than were issued in 2012, but only 39 percent of the 213,000 permits that were issued in 2004. Approximately 86,000 permits were issued in 2014. In April 2015, 100,000 annualized residential permits were issued in California. The year-to-date average of the total permits was 105,000, up 20.7 percent from the same period in 2014.
Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues
Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the more significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.
Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).
Taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.
Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.
Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes. For further discussion on Proposition 13, see “Local Governments—Constitutional and Statutory Limitations on Local Government” below. For further discussion on voter approval requirements under Article XIIIA, see “—Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.
Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “—Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.
Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service. All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.
In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.
Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010. Proposition 26 amended provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax. This requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage. Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010. Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote were Proposition 26 in place, was repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.
Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.
Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.
The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges.
With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of a recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The Department of Finance estimated in April 2015 that the State was $16.4 billion under the limit in fiscal year 2013-14 and projected the State would be approximately $12.2 billion and $7.2 billion under its limit in fiscal years 2014-15 and 2015-16, respectively.
Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.
Obligations of the State
The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.
Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Since 2006, the voters and/or the State Legislature have authorized a significant amount of new general obligation bonds, lease revenue bonds and other General Fund-supported debt. From July 1, 2006 to June 1, 2015, the State aggregate principal amount of outstanding obligations primarily supported by the General Fund rose from $44.8 billion to approximately $87.0 billion. This outstanding debt consists of approximately $76.0 billion of general obligation bonds and approximately $11.0 billion of lease-revenue bonds. Moreover, as of January 1, 2015, the State had approximately $35.0 billion of authorized and unissued General Fund-supported general obligation bonds ($31.1 billion) and lease revenue bonds ($3.9 billion).
Based upon estimates included in the State’s most recent general obligation bond disclosure, debt service on General Fund-supported general obligation bonds and lease-revenue debt is estimated to equal approximately 5.8 percent of General Fund revenues in fiscal year 2014-15 and 5.6 percent of General Fund revenues in fiscal year 2015-16. This debt service cost is net of reimbursement from various special funds and subsidy payments from the federal government for taxable “Build America Bonds.”
Future Bond Issuance Plans. As the State had approximately $35.0 billion of authorized but unissued General Fund-supported debt as of January 1, 2015, the issuance of General Fund-supported debt, primarily general obligation bonds, is likely to increase in coming years. Based upon estimates from the Department of Finance, approximately $3.8 billion of such obligations will be issued in calendar year 2015 (compared with $7.9 billion in 2014). However, the exact amount that may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors. See “Bond Ratings” below.
Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. The State issued $5.5 billion of revenue anticipation notes for fiscal year 2013-14 (which have been repaid) and $2.8 billion of revenue anticipation notes for fiscal year 2014-15. The State is not expected to issue revenue anticipation notes in 2015-2016 for the first time since 2000-2001.
The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature defers various payments due under State statute, in order to more closely align the State’s revenues with its expenditures. This technique has been used in past budgets, in order to reduce the State’s need for external borrowing to bridge any cash flow deficit. Further, State law gives the State

Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s. For more information regarding the State’s recent cash management programs, see “Recent Financial Results” below.
Obligations of State Agencies
A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. As of December 31, 2014, the State Department of Water Resources had approximately $8.4 billion of outstanding revenue bonds secured by power and water users, and the California Housing Finance Agency had approximately $3.6 billion of outstanding revenue bonds secured by mortgage loans made for single family and multi-family housing units. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with almost $15.3 billion of outstanding revenue bonds secured by certain revenues of the University of California, as of December 31, 2014. None of these revenue bonds are backed by the State’s faith and credit or taxing power.
Recent Financial Results
Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. Based on the 2015-2016 Budget Act, these sources are expected to contribute approximately 66.5 percent, 21.6 percent and 8.8 percent, respectively, of total General Fund revenues and transfers in fiscal year 2015-2016. The State’s personal income tax structure is highly progressive, with the top 1 percent of taxpayers paying approximately 50.6 percent of the total personal income tax in tax year 2012. The personal income tax was made even more progressive with the passage of Proposition 30, which imposed additional taxes on earnings over $250,000 (retroactive to calendar year 2012), resulting in an income tax of 12.3% on earnings over $1 million. A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These revenue sources can be particularly volatile.
Sales and use taxes and corporation taxes are subject to economic fluctuations as well, and have also been adversely affected during the State’s recovery from the recent recession. Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13.
The State is required to maintain the SFEU, derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Due to recurring cash flow shortfalls, the SFEU was in deficit of $3.9 billion, as of June 30, 2011 and $3.6 billion as of June 30, 2012. The 2013-14 Budget Act estimated an SFEU balance of $254 million as of June 30, 2013 and projected an SFEU balance of approximately $1.1 billion as of June 30, 2014. However, the estimated balance in the 2014-15 Budget Act was approximately $2.9 billion as of June 30, 2014, largely due to higher than expected capital gains tax revenue in 2013. The 2015-2016 Budget Act projected an SFEU balance of approximately $1.1 billion as of June 30, 2016. See “2015-16 Budget Act—General Fund Budget Summary” below.
A sharp drop in revenues and the recurring use of flawed budget assumptions in previous fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations. In order to meet its General Fund obligations, the State resorted to long-term budgetary borrowings. By February 2009, the State was forced to defer certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. In July 2009, the State’s cash resources had dwindled so far that the State Controller began to issue IOUs for certain lower priority obligations. This issuance was only the second time the State has issued IOUs since the 1930s.
In order to address the State’s cash flow emergency in calendar years 2009 and 2010, Governor Schwarzenegger ordered layoffs and unpaid furloughs of State employees.
The State entered fiscal year 2010-11 without a State budget for the 19th time in 25 years, which prompted the State Controller to withhold $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies. Once the 2010-11 Budget Act was enacted, however, the State was able to meet its obligations through short-term borrowings.
The last five budget acts were each enacted timely. Further, with the approval by the voters of Proposition 30 in November 2012, the State significantly improved its general fiscal condition. As a result of the passage of

Proposition 30 and other measures taken by the administration, the LAO reported in November 2013 that the State’s budgetary condition was stronger at that time than at any point in the preceding decade and that there is no longer a structural imbalance in the State’s budget. See “The State Budget—Constraints on the State Budget—Proposition 30” below.
Proposition 98 and K-14 Funding
Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly. Such spending included increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State assistance program is to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”). The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. The 2015-16 Budget Act provides approximately 42.8 percent of General Fund revenues in fiscal year 2015-16 for K-14 programs covered by the Proposition 98 Guarantee. For fiscal year 2015-16, the Proposition 98 Guarantee is $68.4 billion, of which $49.4 billion is payable from the General Fund. This Proposition 98 Guarantee level is an increase of $7.6 billion over the 2014-15 Budget Act level. This Proposition 98 Guarantee level reflects an increase of more than $4.7 billion in General Fund revenues in fiscal year 2014-15 from the prior fiscal year, and the adjustment of the Proposition 98 Guarantee for revenue and program shifts. The Proposition 98 guarantee includes a portion of revenue from the tax increases reflected in Proposition 30 and Proposition 39. In prior years, the State Legislature has approved deferrals of the Proposition 98 Guarantee to satisfy budget shortfalls. The 2015-16 Budget Act repays approximately $897 million of such deferred Proposition 98 payments to schools and community colleges. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Dedication of General Fund Revenues to Schools” above.
State and Local Pension and Post-Retirement Liabilities
State. The financial condition of the State and its localities is also subject to pension and other post-retirement benefit risks. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years. In fiscal year 2015-16, General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $2.9 billion and $1.9 billion, respectively. The combined contributions represent approximately 4.2 percent of all General Fund expenditures for fiscal year 2015-16. The State also provides other post-employment health care and dental benefits to state to its employees and certain of their spouses and dependants (hereinafter referred to as “OPEB”), which utilize a “pay-as-you-go” funding policy. In fiscal year 2015-16, General Fund contributions to OPEB were estimated in April 2015 to be approximately $1.86 billion or 1.6 percent of the total General Fund expenditures shown in the 2015-16 Budget Act.
The most recent actuarial valuation released by the CalPERS Board showed, as of June 30, 2013, an accrued unfunded liability allocable to state employees (excluding judges and elected officials) of $36.4 billion on an actuarial value of assets (“AVA”) basis and $49.9 billion on a market value of assets (“MVA”) basis. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2014 at $72.7 billion on an AVA basis, and $61.8 billion on an MVA basis. The State’s most recent OPEB actuarial accrued liability report estimated an approximately $71.8 billion unfunded actuarial accrued liability as of June 30, 2014 (compared to $64.6 billion estimated as of June 30, 2013).
The recent economic downturn has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. Prior to 2012, CalPERS and CalSTRS had used an assumed 7.75 percent rate of return to calculate their respective unfunded liabilities. However, at meetings in February 2012 and March 2012, the CalSTRS Board and the CalPERS Board, respectively, voted to lower the investment earnings assumption to 7.50 percent (a reduction of 0.25 percent) commencing for actuarial valuations dated June 30, 2011. These assumption changes resulted in significant increases in unfunded liability. The assumption changes also increased retirement contributions for many local agencies which contract with CalPERS to manage their pension programs.
Recent CalPERS and CalSTRS investment returns have exceeded the assumed rate of return. On July 14, 2014, CalPERS reported an 18.4 percent return on investments for the twelve months ended June 30, 2014, and CalSTRS reported a 18.7 percent return on investments for the same period. There can be no assurance that this type of performance will continue.
In April 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses (rather than the current 30-year rolling amortization method). CalPERS delayed the implementation of the new policy until fiscal year 2015-16 for the State, schools and all public agencies. These new policies are projected to increase required State and local contributions. It is possible that, in the future, the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, reducing discretionary funds available for other State programs. In February 2014, the CalPERS Board approved new demographic assumptions that take into account increased life expectancies (2.1 years for men; 1.6 years for women) and to fully phase in the resulting increased costs to the State (of approximately $1.2 billion per year) within 3 years. In April 2014, CalPERS adopted a new annual state contribution rate of $4.3 billion, an increase of more than $450 million. Further, the State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below.
In June 2014, the Governor signed Chapter 47, Statutes of 2014 (“AB 1469”), which increased statutorily required contributions to CalSTRS from the state, school districts, and teachers beginning July 1, 2014. The AB 1469 funding plan includes additional increases in contribution rates for the state, school districts, and teachers over the next several years in order to eliminate the current CalSTRS unfunded liability by 2045-46. The 2014-15 Budget Act also included a plan to fully fund CalSTRS in approximately 30 years.
Local. Many local governments in the State, many of which are current members of CalPERS, face similar and, in many cases, more severe issues relating to unfunded pension and post-retirement benefit liabilities. The credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Cities are particularly at risk because one of their primary missions is safety, and safety personnel labor and retirement benefit costs are significantly greater than labor and retirement costs of general municipal employees. Three cities, Vallejo, Stockton and San Bernardino, entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor cost and unfunded pension and post-retirement liabilities. All three of these cities have agreements with CalPERS to administer their pension obligation, and their respective obligations to CalPERS have proven to be a pivotal reason for their insolvency. Other cities (including other cities that contract with CalPERS) and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. Recently, a federal bankruptcy court has suggested that CalPERS contracts may be subject to adjustment in bankruptcy. Any definitive ruling might encourage other financially-stressed municipalities to explore a Chapter 9 bankruptcy. There can be no assurance that the fiscal stress and cash pressures currently facing the State and its localities will not continue or become more difficult, particularly if the economic recovery falters.
Pension Reform. Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on the State and local basis. In September 2012, the Governor signed into law a comprehensive pension reform package affecting State and local government known as California Public Employees’ Pension Reform Act of 2013 (“PEPRA”), which became effective January 1, 2013. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions. Provisions in the reform legislation affecting the CalSTRS system do not change the State’s statutory contribution rate and did not have a material effect on State contributions in the short term, although a Senate Concurrent Resolution approved by both houses in August 2012 declared legislative intent to adopt measures during the 2013-14 legislative session to address the long-term funding needs of CalSTRS. Accordingly, the legislature passed and the Governor signed AB 1469 in June 2014. See “—Local” above.
The Legislative Analyst’s Office (LAO)’s analysis of PEPRA concluded that the legislation would have little or no immediate effect on State finances. However, in a preliminary actuarial analysis of PEPRA, CalPERS projected total savings to the State of between $10.3 billion and $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. Total savings to the State and local governments combined have been reported at between $40 billion and $60 billion over the next 30 years. Costs for OPEB are not addressed in PEPRA.
There are many other bills (which could impact the General Fund) passed by the State Legislature in the recent legislative session which remain under consideration by the Governor. However, California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief.
The State Budget
Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”). The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to Proposition 25, enacted on November 2, 2010, must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that, prior to Proposition 25’s enactment, had only been met 12 times in the preceding three decades. Following enactment of Proposition 25, the Legislature has approved and Governor Brown has signed five consecutive Budget Acts before the start of each such fiscal year.
Constraints on the Budget Process. Recent State Constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.
Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
Under Proposition 58, if the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.
Proposition 58 also established the Budget Stabilization Account (the “BSA”), a special reserve account funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Until the 2014-15 Budget Act, the Governor had suspended the annual transfer of money from the General Fund to the BSA every year since 2007. The 2014-15 Budget Act and the 2015-16 Budget Act each allocated transfers to the BSA. Funding for the BSA is estimated by the 2015-16 Budget Act to be approximately $1.6 billion as of June 30, 2015 and approximately $3.5 billion as of June 30, 2016. In November 2014, voters approved a constitutional amendment (“Proposition 2”) intended to strengthen the BSA by, among other things, basing deposits on when capital gains revenues rise above 8 percent, creating a Proposition 98 reserve and doubling the maximum size of the BSA from 5 percent to 10 percent of revenues. Certain provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. See “Revisions to Balanced Budget Amendment” below.
Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.
Revisions to Balanced Budget Amendment. Proposition 2 was approved by voters in November 2014. Certain provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. Beginning with the 2015-16 fiscal year, Proposition 2 will require that, among other things: deposits be made into the BSA whenever capital gains revenues rise to more than 8 percent of General Fund tax revenues; 1.5 percent of annual General Fund revenues be set aside each year; half of each year’s deposit through fiscal year 2030-31 be used for supplemental payments to pay down long-term liabilities, after which at least half of each year’s deposit must be saved, with the remainder used for supplemental debt payments or savings; that the maximum size of the BSA be increased 10 percent of General Fund revenues; withdrawal of funds be only for a disaster or if spending remains at or below the highest level of spending from the prior three years; the maximum amount that could be withdrawn in the first year of a recession be limited to half of the BSA’s balance; the state provide a multiyear budget forecast to help better manage the state’s longer term finances; and a Proposition 98 reserve be created, whereby spikes in funding are to be saved for future years to smooth school spending and minimize future cuts.
State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22, or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010” (“Proposition 22”), in November 2010, significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.
Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended.
In addition, Proposition 22 prohibits the State Legislature, among other things, from taking or reallocating money raised by local governments for local purposes, from making changes in the allocation of property taxes among local governments designed to aid State finances, from using State fuel tax revenues to pay debt service on State transportation bonds, from borrowing or changing the distribution of State fuel tax revenues, and from using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future.
Proposition 30. On November 6, 2012, voters approved “The Schools and Local Public Safety Protection Act of 2012” (also known as “Proposition 30”), which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State’s sales tax rate. A portion of the tax increases will be used to pay for the State’s Proposition 98 school funding obligations. See “Proposition 98 and K-14 Funding” herein.
Proposition 30 also constitutionally guarantees that 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and excludes this amount for purposes of calculating the Proposition 98 Guarantee. For further information regarding the realignment of services to local governments, see “Local Governments—Realigning Services to Local Governments” below.
The LAO projected that Proposition 30 would result in an average annual State revenue gain of $6.0 billion per year from fiscal years 2012-13 through 2016-17, and approximately $5.4 billion in fiscal 2017-18 and $2.2 billion in fiscal year 2018-19. There can be no assurance that a further deterioration in State revenues and/or increases in State expenditures in current or future fiscal years will allow the State to retire these borrowings as projected by the Governor.
The California Clean Energy Jobs Act. On November 6, 2012, voters approved The California Clean Energy Jobs Act (“Proposition 39”), which, among other things, dedicates up to $550 million annually for five years to clean energy projects out of an expected $1 billion annual increase in corporate tax revenue due to the reversal of a provision adopted in 2009 that gave corporations an option as to how to calculate their State income tax liability. However, there can be no assurance that the State will realize the expected increase in corporate tax revenue.
2015-16 Budget Act
General. On June 25, 2015, the Governor signed the State budget for fiscal year 2015-16 (“2015-16 Budget Act”). The 2015-16 Budget Act reflects continued improvement in the State’s finances (resulting in significant part from the enhanced revenues from Proposition 30) and high capital gains revenues. The 2015-16 Budget Act assumes a modest operating surplus at the end of fiscal year 2015-16, and includes the second deposit into the BSA since 2007.
The 2015-16 Budget Act includes annual funding increases for public higher education, as well as funding to continue implementation of the federal Affordable Care Act that was enacted on March 23, 2011
General Fund Budget Summary. A summary of the condition of the State’s General Fund, as projected in the 2015-16 Budget Act, is set forth below.

2015-16 Budget Act
General Fund Condition
(Dollars in Millions)
	Actual 2014-15	Adopted 2015-16	Percent Change from Actual 2014-15
Prior-year General Fund balance	$ 5,589	$ 2,423
Revenues and transfers	$ 111,307	$ 115,033	3.3%
Total resources available	$ 116,896	$ 117,456
Expenditures	$(114,473)	$(115,369)	0.8%
Ending General Fund balance	$ 2,423	$ 2,087
Encumbrances	$ (971)	$ (971)
Reserve[1]	$ 1,452	$ 1,116
Budget Stabilization Account	$ 1,606	$ 3,460

1
Reflects the administration’s projection of the balance in the SFEU.
Future Budgets
The State’s ability to balance its budget going forward may be affected by budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, increased debt service payments, potential adverse decisions in litigation, and deferred obligations to schools and local governments.
Pending Litigation
There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.
Bond Ratings
As of July 2, 2015, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”) and Fitch Ratings, Inc. (“Fitch”):
Moody’s	S&P	Fitch
Aa3	AA-	A+

These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local agencies of the State.
Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.
Additional Information
Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.
Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The

State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year– in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.
Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.
Complete text of the Budget Acts may be found at the Electronic Budget website of the Department of Finance ().
None of the information on the above websites is incorporated herein by reference.
Local Governments
General. The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County.
Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.
To the extent the State is constrained by its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may be affected. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools.
Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees, as a result of generous retirements benefits granted during prior economic boom times. For more information regarding pension liabilities, see “State and Local Pension and Post-Retirement Liabilities” above. At the same time that local governments are facing rising labor and benefit costs, local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State Constitutional as well as (in some cases) local initiatives. Further, the major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development were adversely impacted by the recent economic recession. As a consequence, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.
Constitutional and Statutory Limitations on Local Government. The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed. For further information on Proposition 13, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitation on Property Taxes” above.
Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitations on Other Taxes, Fees and Charges” above.
In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.
Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 dramatically changed the State-local fiscal relationship.

Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Proposition 22 supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the State Legislature from making changes in local government funding sources. For further discussion regarding Proposition 22 and Proposition 1A of 2004, see “The State Budget—Constraints on the Budget Process—State-Local Fiscal Relations” above.
Realigning Services to Local Governments. Commencing with the 2011-12 Budget Act, the State implemented a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, a total of $6.3 billion in fiscal year 2011-12 was, and ongoing funds for such programs thereafter are required to be, provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and CalWORKS. Consequently, local governments, particularly counties, have borne an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. The State reported in April 2015 that, during fiscal year 2015-16, it expected to transfer approximately $6.6 billion in sales tax revenues and $546 million in vehicle license fee revenue to local governments under the realignment plan.
Obligations of Other Issuers
Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.
California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. In recent bankruptcy proceedings involving the City of Stockton, the confirmed plan of adjustment included the discharge of lease obligations at significant discounts from their face value. Although the Federal bankruptcy judge stated that the obligations to CalPERS could be adjusted in federal bankruptcy proceedings, the plan of adjustment was confirmed without reducing such obligations to CalPERS. The plan is being appealed by at least one institutional bondholder, who has alleged, among other things, that the plan unfairly discriminates against debt creditors and does not attempt to reduce pension obligations owed to the CalPERS system (for the benefit of the City-employees).
Tax Increment and the Dissolution of Redevelopment Agencies. Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.
In late-December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that would eliminate redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.
The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. In addition, the passage of “clean-up” legislation has clarified many outstanding issues relating to the implementation of the legislation, and in particular the mechanics of assuring the payment of outstanding tax allocation obligations. Consequently, tax allocation bonds and other obligations continue to be paid in accordance with their terms, although some of these bonds continue to experience financial stress due to the decline in tax increment revenues as a result of the continuing mortgage crisis. In addition, the clean-up legislation has enabled many jurisdictions to refinance outstanding tax increment bonds.
Many jurisdictions (largely cities) with redevelopment agencies subsidized their general fund operations through the use of tax increment revenues. Consequently, the dissolution of redevelopment agencies and the reallocation of tax increment revenue to other taxing entities has resulted in additional fiscal stress for many of these local jurisdictions. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local taxing entities may provide some relief to the State as well as the local taxing entities.
Other Considerations. The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “Obligations of Other Issuers—Other Issuers of California Debt Obligations” above.
Other Factors
Earthquake Risk. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the Multi-State Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
Health Care Reform. In April 2015, the State indicated in disclosure in an official statement that the federal Affordable Care Act (the “ACA”) has resulted in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of ACA on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and expected savings from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange also known as Covered California. The 2013-14 State Budget implemented the ACA’s optional expansion to include adults up to 138 percent of the federal poverty level. The Governor estimated in January 2015 that approximately $573.3 million from the General Fund would be required to cover the costs of expanded eligibility under the ACA. Under the ACA, the federal government has promised initially to pay for 100 percent of the cost of benefits for newly eligible individuals served under this optional expansion; federal funding will gradually decrease to 90 percent by 2020. Other costs will be shared 50-50, with the State’s estimated share of these other costs being approximately $2.9 billion ($1.4 billion from the General Fund) for fiscal year 2015-16.

APPENDIX 2
Economic and Financial Conditions in Connecticut
The following information is a brief summary of factors affecting the economy of the State of Connecticut (the “State” or “Connecticut”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements of State and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Multi-State Trust has not independently verified this information.
Population
Connecticut (sometimes referred to herein as the “State” or “Connecticut”) is a highly developed and urbanized state, with a 2014 population density of 743 persons per square mile, as compared to 90 for the United States as a whole. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Connecticut is situated directly between the financial centers of Boston and New York. Connecticut is located on the northeast coast and is the southernmost of the New England States. It is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. More than one-quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population trailed the national average during the past four decades, but from 2004 to 2014, within New England, only Massachusetts experienced growth higher than Connecticut. The State has extensive transportation and utility services to support its economy.
Economy
Connecticut’s economic performance may be measured by personal income, which historically has been among the highest in the nation on a per capita basis, and gross state product (the market value of all final goods and services produced by labor and property located within the State). For 2013, the State’s average per capita income was 136.5% of the average per capita income for the United States as a whole. However, pockets of significant unemployment and poverty exist in several of the State’s most important cities and towns. With the exception of 2009, per capita personal income of the State’s residents increased in every year from 2004 to 2013, rising from $46,609 to $60,647. The gross state product had flat or negative growth in the period from 2008 to 2009, and positive growth in the period from 2010 to 2013. The gross state product lagged the New England region and national growth rates for the period from 2008 to 2013.
Connecticut’ s non-agricultural employment reached a high in March 2008 with 1,713,000 persons employed, but began declining with the onset of the recession and falling to 1,591,900 jobs by February 2010, and rising to 1,655,700 in calendar year 2013.
Over the past several decades the non-manufacturing sector of the State’s economy has risen in economic importance, from just over 50% of total State employment in 1950 to approximately 90% by 2013. This trend has diluted the State’s dependence on manufacturing. From 2004 to 2013, Connecticut had a total gain of 6,000 jobs in non-agricultural employment. During this period total non-manufacturing jobs increased by 39,400, while manufacturing jobs declined by 33,400. The non-manufacturing sector is comprised of industries that primarily provide services. Services, retail and wholesale trade, state and local government, as well as finance, insurance, and real estate (“FIRE”), collectively comprise approximately 94% of the State’s employment in the non-manufacturing sector.
The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to Connecticut. The transformation in the State’s manufacturing base confirms that the State’s employment share in the manufacturing sector is converging to the national average. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, in calendar year 2013 approximately 9.9% of the State’s workforce, versus 8.8% of the nation, was employed in the manufacturing sector, down from roughly 50% in the early 1950s. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry, followed by fabricated metals, computers and electronics, and machinery for the total number employed in 2013. Approximately one quarter of the State’s manufacturing employees are employed in defense related business. Nonetheless, this sector’s significance in the State’s economy has declined considerably since the early 1980s. Connecticut had witnessed a marked reduction in the amount of federal spending earmarked for defense related industries in the State; however, these amounts have been climbing most years since federal fiscal year 2001-02.

The unemployment rate in the State reached its low of 2.3% in 2000, compared to the national average of 4.0%. After climbing to 5.5% in 2003, Connecticut’s unemployment rate declined to 4.4% by 2006, but climbed during the most recent recession to 9.3% in 2010. During the subsequent weak economic recovery, Connecticut’s average unemployment rate fell to 6.6% for 2014, compared to the national average of 6.2% for the same period. On a preliminary basis, Connecticut’s average unemployment rate for May 2015 was 6.0% as compared to a national level of 5.5% for the same period.
State General Fund
The State finances most of its operations through its General Fund. Certain State functions, such as the State’s transportation budget, are financed through other State funds. For budgetary purposes, the State’s General Fund has been accounted for in accordance with accounting standards prescribed by statutes (“budgetary-basis”). The State has not been required by law to prepare generally accepted accounting principles (“GAAP”) financial statements, although it has prepared such statements annually since 1988. Legislation was passed in 2011 which facilitated a transition from the prior modified cash basis of accounting to a statutory basis of accounting that incorporates certain policy objectives of GAAP. Unless otherwise stated, amounts set forth in the discussion that follows under this caption State General Fund refer to such amounts as calculated on the budgetary-basis of accounting.
Biennium Budget for Fiscal Years 2015-16 and 2016-17
The General Assembly passed, and the Governor signed into law, Public Act No. 15-244, An Act Concerning The State Budget For The Biennium Ending June 30, 2017, And Making Appropriations Therefor, And Other Provisions Related To Revenue, Deficiency Appropriations And Tax Fairness And Economic Development, subsequently amended in a special session, along with additional legislation to implement the policy change reflected in the budget. These acts make General Fund appropriations of $18,161.6 million in fiscal year 2015-16, which represents 3.9% growth over fiscal year 2014-15 appropriations, and 18,711.2 million in fiscal year 2016-17. The budget projects General Fund revenues of $18,162.4 million in fiscal year 2015-16 and $18,713.6 million in fiscal year 2016-17, resulting in a projected surplus of $0.8 million in fiscal year 2015-16 and $2.5 million in fiscal year 2016-17.
The budget bill includes $802.1 million in revenue enhancements in fiscal year 2015-16 and $664.4 million in fiscal year 2016-17. The significant revenue changes include:
•	An increase to the top personal income tax marginal rate
•	Sales and use tax changes including the elimination of the exemption for clothing and footwear less than $50
•	Limits on the use of net operating losses against the corporate tax
•	Rebasing the hospital net revenue tax
•	An intercept of sales and use tax revenue for the “Let’s Go CT!” transportation initiative and for property tax relief
•	Beginning in fiscal year 2015-16, all revenue from the oil companies tax will be deposited to the Special Transportation Fund
•	Eliminating the subsidy from the resources of the General Fund to the Special Transportation Fund
•	The significant expenditure changes as compared to current services include:
•	Capping various statutory formula grants
•	Programmatic and rate changes to Medicaid
•	Hiring, wage and overtime savings
The State is required to adopt a fiscal year budget under which (i) the amount of general budget expenditures do not exceed estimated revenues and (ii) year-over-year increases in general budget expenditures do not exceed specified limits. Section 2-33a of the Connecticut General Statutes sets out the State’s expenditure cap. The adopted budget would be $23.0 million below the expenditure cap for fiscal year 2015-16 and $106.2 million below the expenditure cap for fiscal year 2016-17, as calculated under Section 35 of the budget bill. The calculations as specified in such section made two changes in the manner in which the expenditure cap is calculated: first, the five year personal income growth rate is calculated on a calendar year rather than a fiscal year basis and second, calculations assume that appropriations for the unfunded liabilities of the State’s retirement systems are exempt from being counted as general budget expenditures under the expenditure cap.
The budget bill also makes several changes to the State’s budget reserve fund effective July 1, 2019. It raises the maximum cap on the total allowable deposits to the budget reserve fund from 10% to 15% of the net General

Fund appropriations for any fiscal year. In addition, it incorporates an automatic funding mechanism that is triggered when certain revenue sources exceed an average historical growth rate. Further, as deposits to the budget reserve fund rise, a portion of those increases are diverted to the State Employees Retirement Fund according to a formula set forth in the budget bill.
Components of the State’s General Fund revenues include: (i) personal income taxes, (ii) sales and use taxes, (iii) corporation business taxes, (iv) other taxes (including inheritance and estate taxes; taxes on: gross receipts of public service corporations, net direct premiums of insurance companies, oil companies, cigarettes and alcoholic beverages, real estate transfers, admissions and dues, and healthcare providers; and other miscellaneous taxes), (v) Federal grants, and (vi) other non-tax revenues (including special revenue transfers; Indian gaming payments; licenses, permits and fees; sales of commodities and services; rents, fines and escheats; investment income; other miscellaneous revenue sources; and designated Tobacco Settlement Revenues). General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. General Fund revenues were forecasted by the legislature at the adoption of the budgets for the biennium ending June 30, 2015. The State, as of the forecast date, expected to derive approximately 83.4 percent and 85.8 percent of its General Fund revenues from taxes during fiscal year 2013-14 and fiscal year 2014-15, respectively.
State General Fund expenditures are categorized for budget and appropriation purposes under ten functional headings, listed in order of magnitude of expenditure for the budget for the biennium ending June 30, 2015: Human Services, Education, Libraries and Museums; Non-Functional (debt service and miscellaneous expenditures including fringe benefits); Health and Hospitals; Corrections; General Government; Judicial; Regulation and Protection; Conservation and Development; and Legislative. State expenditures for Department of Transportation functions are generally paid from the Special Transportation Fund, although minor expenditures for transportation related expenditures are occasionally paid from the General Fund.
Biennium Budget for Fiscal Years 2013-14 and 2014-15
The General Assembly passed, and the Governor signed into law, Public Act No. 13-184, An Act Concerning Expenditures and Revenue for the Biennium Ending June 30, 2015 along with additional legislation to implement the policy change reflected in the budget. These acts made General Fund appropriations of $17,188.7 million in fiscal year 2013-14 and $17,497.6 million in fiscal year 2014-15. The budget projects General Fund revenues of $17,193.1 million in fiscal year 2013-14 and $17,500.7 million in fiscal year 2014-15, resulting in a projected surplus of $4.4 million in fiscal year 2013-14 and $3.1 million in fiscal year 2014-15. The adopted budget would be $9.4 million below the statutory expenditure cap for fiscal year 2013-14 and $166.3 million below the expenditure cap for fiscal year 2014-15.
The adopted biennial budget made two significant changes in the manner in which the State appropriates for Medicaid expenditures within the Connecticut Department of Social Services (“DSS”) and in the Connecticut Department of Mental Health and Addiction Services. The first change was undertaken as part of the upcoming implementation of the federal Affordable Care Act related to the increase in income eligibility under Medicaid from 53% of the federal poverty level to 133% of the federal poverty level, referred to as Medicaid expansion. The expansion of Medicaid will be off-budget and funded entirely from federal revenue. The second change net-budgeted the Medicaid account in DSS. Previously, the State appropriated Medicaid expenditures on a gross basis within DSS, and reflected any federal reimbursements related to those expenditures as revenues, resulting in both the State and federal share of Medicaid costs being included in the State appropriation for Medicaid. Beginning with fiscal year 2013-14, the State commenced net budgeting Medicaid expenditures within DSS, resulting in only the State’s share of payments to private Medicaid providers being appropriated. These changes reduced both appropriations and revenues by $2,768.7 million in fiscal year 2013-14 and $3,204.9 million in fiscal year 2014-15 compared to current services.
In addition, the budget partially addressed the State’s accumulated GAAP deficit reflected on its financial statements as the unassigned fund balance in the General Fund, estimated to be approximately $1.1 billion at June 30, 2013, through the issuance of general obligation bonds in an aggregate principal amount sufficient to generate net proceeds of no more than $750 million and that mature no later than June 30, 2028. The implementing act further provided that there shall be deemed appropriated from the General Fund of the State in each fiscal year from and including fiscal year 2015-16 through fiscal year 2027-28, to be distributed over such fiscal years, an amount equal to the difference between the accumulated deficit of the State in the General Fund determined using GAAP and the amount of bonds authorized for the purpose of reducing the accumulated General Fund GAAP deficit.

Additionally, the act required the State to covenant with the bond holders that the State shall not diminish such appropriation until such bonds are fully met and discharged, subject to certain exceptions. The State issued bonds in October 2013 in the amount of $560.43 million generating net proceeds of approximately $600 million, which was deposited in the General Fund and applied to reduce the accumulated GAAP deficit.
Per Section 4-71 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report shall include any recommendations for adjustments and revisions to the enacted budget. On February 6, 2014 the Governor submitted to the General Assembly a status report including detailed projections of expenditures and revenues and proposed midterm budget adjustments for fiscal year 2014-15. The General Assembly passed and the Governor signed Public Act No. 14-47 which made mid-term budget revisions for fiscal year 2014-15, along with additional legislation to implement the budget and policy changes reflected in the budget. Based upon the consensus revenue estimate issued on April 30, 2014 by the Office of Policy and Management and the General Assembly’s Office of Fiscal Analysis and adjusted for policy changes contained in the budget, revenues were anticipated to be $17,458.1 million, expenditures were anticipated to be $17,457.7 million, and the revised budget was estimated to result in a General Fund surplus of $0.4 million for fiscal year 2014-15 and would be approximately $25.9 million below the expenditure cap.
General Fund Budget History. The State’s General Fund, on a budgetary (modified cash) basis, ran an operating deficit of approximately $947.6 million in fiscal year 2008-09, which was funded through the issuance of economic recovery notes in the amount of approximately $915.8 million. The General Fund ran operating surpluses in fiscal years 2009-10 and 2010-11 of approximately $449.9 million and $236.9 million, respectively. The entire fiscal year 2009-10 surplus balance was reserved for fiscal year 2010-11, $140.0 million for spending and the remaining $309.9 million to reduce the amount of economic recovery revenue bonds to be issued. The State has since repealed the authorization to issue economic recovery revenue bonds. In accordance with State statute and accounting procedures, the fiscal year 2010-11 surplus amount was deposited to the Budget Reserve Fund. The General Fund ran an operating deficit of approximately $143.5 million in fiscal year 2011-12, which was eliminated through the release of a portion of funds from the Budget Reserve Fund. The General Fund ran an operating surplus in fiscal year 2012-13 of approximately $398.0 million. Pursuant to Public Act No. 13-184, $220.8 million of the fiscal year 2012-13 surplus was reserved for future fiscal year funding and $177.2 million was reserved for a statutory transfer to the Budget Reserve Fund, leaving no unappropriated surplus for the fiscal year. The General Fund ran an operating surplus in fiscal year 2013-14 of approximately $248.5 million. The entire surplus was reserved for a statutory transfer to the Budget Reserve Fund, leaving no unappropriated surplus for fiscal year 2013-14.
Fiscal Year 2014-15 Operations. Pursuant to Section 3-115 of the Connecticut General Statutes, the State’s fiscal position is reported on or before the first day of each month by the Comptroller. Pursuant to Section 4-66 of the Connecticut General Statutes, by the twentieth day of each month, the Office of Policy and Management (“OPM”) provides projected estimates to the Comptroller of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. The following summarizes OPM’s and the Comptroller’s estimates of General Fund revenues; expenditures and miscellaneous adjustments (including net appropriations continued and estimated lapses); and surplus/(deficit) balance in the General Fund for the fiscal year 2014-15 as of the referenced ending period in accordance with specific budgetary basis accounting standards set forth by statute which incorporate new budgeted expenditure accruals consistent with specific statutory reporting requirements:
OPM and Controller Estimates Fiscal Year 2014-15
(In Millions)
	OPM’s Report			Comptroller’s Report
Period Ended	Revenues	Expenditures	Surplus/(Deficit)	Revenues	Expenditures	Surplus/(Deficit)
March 31, 2015	$17,292.1	$17,453.8	$(161.7)	$17,292.1	$17,452.8	$(160.7)
April 30, 2015	$17,267.8	$17,432.7	$(164.9)	$17,267.8	$17,431.2	$(163.4)
May 31, 2015	$17,316.4	$17,432.1	$(115.7)	$17,316.4	$17,431.6	$(115.2)
June 30, 2015	$17,313.7	$17,384.6	$ (70.9)	--	--	--

Estimates for the period ending May 31, 2015 include the impact of fund transfers and deficiency appropriations included in Public Act No. 15-244 prior to amendments to such act and legislation implementing the budget passed in the special session of the General Assembly. The Secretary of OPM noted that in accordance with existing law, any remaining deficit will be extinguished via transfer from the budget reserve fund as part of the process of closing out the fiscal year. In addition, the Comptroller noted that the projections will undergo further adjustment as accounting corrections continue to be posted after June 30th and revenue and expenditure accruals are processed. The next monthly report of the Comptroller is expected on August 3, 2015 and no assurances can be given that the estimates in such report will match the Comptroller’s prior estimates or the estimates of OPM. The next monthly report of OPM is expected on August 20, 2015 and no assurances can be given that the estimates in such report will match OPM’s prior estimates.
On June 25, 2015, the General Assembly’s Office of Fiscal Analysis projected a deficit in the General Fund of $116.4 million for fiscal year 2014-15. The estimate does not include the impact of fund transfers and deficiency appropriations included in Public Act No. 15-244.
The above projections are only estimates and no assurances can be given that future events will materialize as estimated, or that subsequent estimates or adjustments by OPM, the Comptroller, the Office of Fiscal Analysis or other State agencies will not reflect changes in the estimated or final result of fiscal year 2014-15 of the General Fund. In addition, adjustments or audit or actions of the State may also result in changes in the final result of fiscal year 2014-15 operations of the General Fund.
Forecasted Operations
Pursuant to Section 2-36c of the Connecticut General Statutes, on April 30, 2015, OPM and the Office of Fiscal Analysis issued their consensus revision to their January 15, 2015 consensus revenue estimates for the current fiscal year and the three ensuing fiscal years as follows:
General Fund Consensus Revenue Estimate
(In Millions)
Fiscal Year	2015	2016	2017	2018
Revenue Estimate	$17,292.1	$17,360.3	$18,049.2	$18,707.0

OPM and the Office of Fiscal Analysis, on November 14, 2014 each submitted a fiscal accountability report projecting the ending balance in the General Fund for the current fiscal year and the three ensuing fiscal years as follows:
General Fund Operating Surplus/(Deficit) Projections
(In Millions)
Fiscal Year	2014-15	2015-16	2016-17	2017-18
Office of Policy and Management	$(99.5)	$(1,095.5)	$(1,032.9)	$(1,190.3)
Office of Fiscal Analysis	(89.1)	(1,321.4)	(1,439.1)	(1,728.3)

The difference between the projections of the two offices reflects differences in methodology. The projections in the OPM report were based upon a current practices approach and assume the continuation of certain budgetary policies that have been customarily enacted in prior years. The projections in the Office of Fiscal Analysis report were based on current services. Also, the estimates for fiscal year 2014-15 were made prior to management action taken to resolve projected fiscal year 2014-15 shortfalls. Additionally, numerous and various assumptions were used in projecting both revenues and expenditures. Also note that these projected ending balances in the General Fund were based on earlier revenue projections and do not reflect projections which might result from using the January 15, 2015 consensus revenue estimates and the April 30, 2015 revisions thereto described above which would result in some variances.
The projections of OPM and the Office of Fiscal Analysis are only estimates and no assurances can be given that future events will materialize as estimated, or that subsequent estimates, adjustments or actions of the State will not reflect changes in the operations of the General Fund or in the estimated or final results of such fiscal years. In addition, the State has a balanced budget requirement and an expenditure cap as discussed above. As such, budgets adopted for the future fiscal years will need to comply with those requirements. As a result, the figures included in the report do not represent a projection of the actual financial results that might be expected, but instead serve as a planning tool.
State Debt
General Obligation Bonds
The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of July 1, 2015, the State had authorized direct general obligation bond indebtedness, including pension obligation, UConn 2000 and tax increment bonds, totaling approximately $40,942.5 million, of which approximately $36,447.0 million had been approved for issuance by the State Bond Commission and approximately $33,299.6 million had been issued, leaving an authorized but unissued balance of $3,147.5 million and $4,495.5 million bonds available for authorization. As of July 1, 2015, net State direct general obligation indebtedness outstanding (including lease financings, tax incremental financings, CHFA supportive housing bonds and CHFA emergency mortgage assistance program bonds, but not including State university system auxiliary services bonds, CRDA bonds or CHEFA childcare facilities bonds) was approximately $16,879.4 million. On or about August 19, 2015 the State anticipates issuing approximately $250,000,000 General Obligation Bonds (2015 Series E) and $250,000,000 Taxable General Obligation Bonds (2015 Series B).
Special Tax Obligation Bonds
In 1984 the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation (“STO”) bonds to finance the program. The State’s share of the cost of the transportation infrastructure program for State fiscal year 1984-85 through fiscal year 2017-18 to be financed by STO bonds currently is estimated at $13,300.0 million. The actual amount may exceed $13,300.0 million in order to finance reserves and cost of issuance amounts. As of July 1, 2015, the State had authorized STO bond indebtedness of approximately $13,425.0 million (not including refunding bonds, which do not require legislative approval), of which approximately $12,246.2 million had been approved for issuance by the State Bond Commission and approximately $13,239.1 million had been issued, leaving an authorized but unissued balance of $3,026.0 million and $1,178.9 million bonds available for authorization. As of July 1, 2015, the amount of STO bond indebtedness outstanding (including refunding bonds) was approximately $4,089.5 million.
Bradley International Airport Revenue Bonds
Bradley International Airport, located in Windsor Locks, Connecticut, is owned and operated by the Connecticut Airport Authority, a quasi-public authority of the State governed by an eleven member board. The General Assembly has authorized the issuance of revenue bonds for improvements at Bradley International Airport, payable from all or a portion of the revenues generated at the Airport. As of January 15, 2015, there were $124.9 million of Bradley International Airport Revenue Bonds outstanding. In addition, the State is a party to certain interest rate swap agreements with respect to certain outstanding bonds. Any obligations of the State under the interest rate swap agreements are payable from all or a portion of the revenues generated at the Airport. In addition, as of January 15, 2015, $33.0 million special obligation bonds to finance self-sustaining special facilities at Bradley International Airport payable solely from the revenues derived from such special facilities are outstanding.
Clean Water Fund Revenue Bonds
As of January 15, 2015, the General Assembly had authorized the issue of revenue bonds for up to $3,137.6 million for the purpose of funding various State and federally mandated water pollution control and drinking water projects, of which $1,716.6 million bonds had been issued and $660.8 million bonds were outstanding (including refunding bonds). The General Assembly passed and the Governor signed into law $58.0.0 million in additional clean water revenue bond authorizations for fiscal year 2015-16 and $180.0 million for fiscal year 2016-17. The revenue bonds are payable solely from the revenues or other receipts, funds or moneys of the Clean Water Fund. The proceeds of the revenue bonds are loaned primarily to Connecticut municipalities and public water systems to finance water pollution control and drinking water improvements, and the loan repayments by the municipalities and public water systems secure the revenue bonds. The loans are evidenced by interim funding obligations and project loan obligations of the municipalities and public water systems, pursuant to which either the full faith and credit of each such entity, or the revenues and other funds of a municipal sewer or public water system, are pledged.
Unemployment Compensation Fund Borrowings
The State pays unemployment compensation benefits from the State’s Unemployment Compensation Fund, which is funded by unemployment compensation taxes collected from employers. To fund possible shortfalls, the State has reserved the authority to issue bonds in an aggregate amount outstanding at any time not in excess of $1.0 billion, plus amounts for certain reserves and costs of issuance. In addition, the State may borrow from the Federal Unemployment Trust Fund to fund a deficit in the State’s Unemployment Compensation Fund. As of January 15, 2015, State borrowings outstanding from the Federal Unemployment Trust Fund were $432.3 million. The State anticipates that there will be additional borrowing from the Federal Unemployment Trust Fund in the amount of approximately $63.6 million during calendar year 2015, and that such additional borrowing will be repaid on or prior to September 1, 2015. The State anticipates excess amounts in the State’s Unemployment Compensation Fund will be applied to reduce its debt and that borrowings outstanding from the Federal Unemployment Trust Fund at the end of calendar year 2015 will be approximately $204.4 million.

Contingent Liability Debt
The primary vehicle through which the State has undertaken contingent or limited liability is the special capital reserve fund (“SCRF”). A SCRF, if established, provides additional security for bonds issued by the entity authorized to establish such a reserve fund. Subject to exceptions in the legislation authorizing the establishment of a particular SCRF, monies held in and credited to a SCRF are intended to be used solely for the payment of the principal of bonds secured by such SCRF, the purchase of such bonds, the payment of interest on such bonds or the payment of any redemption premium required to be paid when such bonds are redeemed prior to maturity. The SCRF is frequently funded with bond proceeds to a specified amount (the minimum of which is often the maximum annual principal and interest payments due on the bonds). The State undertakes the obligation to restore a SCRF to its minimum level. On an annual basis, the State’s liability under any SCRF mechanism is limited to its obligation to restore that fund to its minimum capital reserve amount. As of January 15, 2015, the State’s minimum SCRF requirement was $285.2 million.
The State has limited or contingent liability on a significant amount of bonds. The State has established a number of quasi-public agencies that are not departments, institutions or agencies of the State, but are, however, bodies politic and corporate that constitute public instrumentalities and political subdivisions of the State. Among the public authorities are: the Connecticut Green Bank (formerly known as the Clean Energy Finance and Investment Authority), the Connecticut Airport Authority, the Connecticut Health and Educational Facilities Authority (“CHEFA”), the Connecticut Higher Education Supplemental Loan Authority (a subsidiary of CHEFA), the Connecticut Housing Finance Authority, Connecticut Innovations, Incorporated (into which has merged the operations and programs of the Connecticut Development Authority), the Capital Region Development Authority (previously known as the Capital City Economic Development Authority), and the Materials Innovation and Recycling Authority (previously known as the Connecticut Resources Recovery Authority). Each of these public authorities is authorized to issue bonds in its own name to facilitate its activities and each has issued bonds secured by a SCRF, or other contractual arrangement, for which the State has limited contingent liability. Bonds on which the State has limited or contingent liability have also been issued by the Cities of Bridgeport, West Haven and Waterbury to fund past budget deficits and the Southeastern Connecticut Water Authority. In addition, the University of Connecticut may issue special obligation bonds which may be secured by a special capital reserve fund which the State undertakes to restore to its minimum level. As of July 1, 2015, the amount of bonds outstanding on which the State has limited or contingent liability as a result of a special capital reserve fund or a State guarantee of municipal debt totaled $3,772.2 million.
Ratings
The State’s general obligation bonds are rated Aa3 by Moody’s Investors Service, Inc. (“Moody’s”) and AA by Standard & Poor’s Ratings Services (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“Kroll”). Moody’s, Fitch and Kroll have assigned a “stable” credit outlook on the State’s general obligation debt. S&P has assigned a “negative” credit outlook on the State’s general obligation debt. Each such rating and credit outlook reflects only the views of the respective rating agency, and an explanation of the significance of such rating and credit outlook may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency circumstances so warrant.
Continuing Disclosure
As of July 16, 2015, to the State’s knowledge it had not failed in the last five years to comply in any material respect with its undertakings pursuant to continuing disclosure agreements entered into in accordance with Securities and Exchange Commission Rule 15c2-12 in connection with the sale of its bonds.
School Building Grant Obligations
The State is obligated to various cities, towns and regional school districts to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal and district debt issued to fund the State’s share of such costs. The State has authorized new school construction grant commitments of approximately $476.0 million which take effect in fiscal year 2014-15. As of June 30, 2014, the Commissioner of Education estimates that current grant obligations under the progress payment basis program established in 1997 are approximately $2,811.0 million. As of June 30, 2014, the State is obligated under the pre-1997 debt service subsidy basis program for approximately $131.0 million in aggregate principal installment and interest payments with respect to municipal and district debt. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitments can be authorized under the pre-1977 program.
Pension and Retirement Systems
Pension Systems – Overview
The State sponsors several public employee retirement systems and also provides other post-employment benefits. This section will describe these plans in turn. It should be noted that the characteristics of the pension plan systems, where significant assets are available to meet the State’s obligations, are different than the characteristics of the systems providing other post-employment benefits, which have not accumulated significant assets. Both types of plans represent significant financial obligations of the State, both now and in the future. In round numbers, the unfunded liability of the pension systems aggregate approximately $25.7 billion and the unfunded liability of the other post-employment benefits aggregate approximately $22 billion.
The two largest of the State-sponsored public employee retirement systems are the State Employees’ Retirement System and the Teachers’ Retirement System. These plans have been in operation for a number of years and have significant assets held for the purposes of the plan. Each plan began with “pay-as-you-go” funding, where benefits to beneficiaries were paid from the State’s General Fund when due. In 1971 the plans were converted to actuarially funded plans and irrevocable trusts were established to accumulate assets that are invested on a long-term basis to fund future liabilities on an actuarial basis. In an actuarially funded pension plan, plan contributions, plus plan assets and the return on plan assets, are designed to meet the future benefits payments over the life of the plan.
The transition of the plans from a “pay-as-you-go” basis to a fully funded actuarial basis requires setting aside significant assets. As it would be impractical to set aside the accumulated liability in a short period, it was contemplated that the plans would achieve full funding over a period of time. When both of the State’s major pension plans were converted to an actuarial funding method, the original time period set to achieve full funding was set at 40 years, a period which was extended in the past. The remaining period to reach full funding is approximately 20.4 years (as of June 30, 2014) for the Teachers’ Retirement Fund and 17 years (as of June 30, 2014) for the State Employees’ Retirement Fund. Thus, as expected, the State plans are not currently “fully funded”, but are expected to reach full funding by the end of the remaining amortization periods as long as the State fully funds the annual funding requirement recommended by the actuary, as described below. This actuarially recommended contribution is referred to as the “ARC”.
One measure of the level of funding is the “funded ratio”, which is calculated by dividing the actuarial value of the assets of the plan by the actuarial accrued liability of the plan. The funded ratio for each plan is shown below. Also shown is the funded ratio calculated based on the market value of the assets of the plan. Until 2000, the pension plans made steady progress towards being fully funded; for example, the State Employees’ Retirement System experienced an increase in the funded ratio from 51% in 1993 to 63% in 2000, and the funding required remained fairly constant at 12.8% to 14.9% of payroll. Two factors had a significant impact in reversing this trend. First, significant market downturns experienced in the fiscal years ending June 30, 2000, 2001 and 2009 reduced the market value of the assets set aside in the plans. Second, prior to the fiscal year ending June 30, 2009, in the case of the Teachers’ Retirement System, and prior to the fiscal year ending June 30, 2012 in the case of the State Employees’ Retirement System, the State failed to fully fund its ARC payments. In the fiscal years ending June 30, 2009 through 2011 the shortfall totaled $314.5 million.
By statute, actuarial valuations are performed with respect to the systems every two years. Because these valuations are estimating future resources and future liabilities, it is necessary to make assumptions in arriving at these future assets and liabilities. Using these assumptions, the actuarial valuation compares the actuarial accrued liability with the actuarial value of assets and any excess of that liability over the assets forms an unfunded actuarial accrued liability (“UAAL”). This UAAL represents the remaining amortization of the original unfunded status, changes in the UAAL arising from actual experience compared to these assumptions (including actual investment performance compared to assumed performance), changes in the actuarial assumptions, and any failure to fully fund the ARC payments in prior years. The actuarial valuation then arrives at a recalculated ARC for future years, which represents the sum of benefits to be accrued in these years, plus the amortization of the recalculated UAAL over the remaining amortization period.
In addition to these recalculations, the State has taken several additional steps in the last few years to address the funding issues with the plans. In the case of the State Employees’ Retirement System, it has negotiated reduced benefits, made more conservative assumptions which have had the effect of increasing the ARC payment, and eliminated the provisions which permitted the State to not make its full ARC payment. In the case of the Teachers’ Retirement System, in April 2008 the State issued $2,276.6 million of pension obligation bonds to fund a $2.0 billion deposit to the Teachers’ Retirement Fund plus amounts required for costs of issuance and capitalized interest.
In addition to statutory commitments (which can be, and have been, changed by legislation), the State now has contractual commitments requiring annual funding of the ARC. In the case of the Teachers’ Retirement System, the State is required to fund the annual amount as a condition of a bond covenant which runs through the end of the plan’s amortization period in 2032. In the case of the State Employees’ Retirement System, the State is required to annually fund the ARC pursuant to its bargaining agreement with the State Employees Bargaining Agent Coalition (“SEBAC”), which runs through 2022; the amortization period continues to 2032.
The State began reporting pensions in accordance with Governmental Accounting Standards Board (“GASB”) Statement Nos. 67 (“GASB 67”) and 68 beginning with fiscal year 2013-14, which prescribe certain methods for comparability and other purposes. These methods are not necessarily the same as those used in calculating the actuarial recommended contribution of the State, which are determined by statute and/or contract.
State Employees’ Retirement Fund
The State Employees’ Retirement Fund has approximately (i) 49,976 active members, consisting of 38,067 vested members and 11,909 non-vested members, (ii) 1,457 deferred vested members, and (iii) 45,803 retired members and beneficiaries as of June 30, 2014. Payments into the fund are made from employee contributions, General and Special Transportation Fund appropriations and grant reimbursements from Federal and other funds. State contributions to the fund are made monthly on the basis of transfers submitted by the Office of the State Comptroller.
The State Employees Retirement Commission received an actuarial valuation dated November 19, 2014 prepared as of June 30, 2014, which calculated the annual required contributions for the fiscal years ending, June 30, 2016 and 2017.
The November 2014 actuarial valuation reported the following results as of June 30, 2014 with respect to the State Employees’ Retirement Fund:
Market Value of Assets	$10,472.6 million
Actuarial Value of Assets	$10,584.8 million
Actuarial Accrued Liability	$25,505.6 million
UAAL	$14,920.8 million
Funded Ratio (based on the actuarial value of the assets)	41.5%
Funded Ratio (based on the market value of assets)	41.1%

The November 2014 actuarial valuation was based upon the following assumptions among others:
•	8.00% investment return assumption (including inflation at 3.75%)
•	Projected salary increases of 4.0% to 20.0% (including inflation at 3.75%)
•	Cost-of-living adjustments of 2.3% to 3.6%
•	Social security wage base increase of 3.5%
•	Payroll growth of 3.75%
•	The actuarial value of assets recognizes 20% of the difference between the market value of assets and the expected actuarial value of assets
•	Benefits for members retiring from service on or after the Longley v. State Employees Retirement Commission decision, discussed below under “Litigation,” were assumed to increase by 0.084% as a result of the revised treatment of longevity pay. Retroactive application of Longley was reflected in the valuation to the extent impacted retiree benefits were recalculated.
•	Remaining amortization period of UAAL of 17 years
As of June 30, 2015 the preliminary unaudited market value of the State Employees’ Retirement Fund’s investment assets was $10,662.7 million, including cash in custody and certain receivables. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions.
A November 2012 actuarial valuation as of June 30, 2012, as supplemented by an interim “roll forward” valuation as of June 30, 2013, determined an employer contribution requirement, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions, of $1,379.2 million for fiscal year 2014-15. It was anticipated that the adopted budget for the fiscal year 2014-15 would contain appropriations sufficient, together with anticipated grant reimbursement from Federal and other funds, to fully fund the employer contribution requirement. However, preliminary results for the fiscal year 2014-15 indicate that as a result of Federal and other fund recoveries coming in approximately $7.5 million under the budget plan, the State’s employer contribution to the State Employees’ Retirement System will be approximately 99.5% of the annual required contribution amount.
The November 2014 actuarial valuation determined the following employer contribution requirements, based on a projected unit credit actuarial cost method and level percentage-of-payroll contributions, which contributions are: (i) $1,514.5 million for fiscal year 2015-16, resulting in an annual employer contribution rate of 43.42% of payroll and (ii) $1,569.1 million for fiscal year 2016-17, resulting in an annual employer contribution rate of 43.69%.
The State Employees Retirement Commission received an actuarial valuation dated December 17, 2014, prepared as of June 30, 2014, containing supplemental information to assist the Commission in meeting the requirements of GASB 67. GASB 67 requires a determination of the Total Pension Liability (“TPL”) for a plan using the Entry Age Normal actuarial funding method. The Net Pension Liability (“NPL”) is then set equal to the TPL minus the plan’s Fiduciary Net Position (“FNP”) which, generally, is the market value of assets in the plan as of the measurement date. Among the assumptions needed for the liability calculation is a Single Equivalent Interest Rate (“SEIR”). The valuation for the State Employees’ Retirement Fund as of June 30, 2014 used its long term investment rate of 8.00% as the SEIR since the results currently indicate that the FNP will not be depleted at any point in the future. This December 17, 2014 supplement reported the following results as of June 30, 2014 with respect to the State Employees’ Retirement Fund in accordance with GASB 67:
Total Pension Liability	$26,486.9 million
Fiduciary Net Position	$10,472.6 million
Net Pension Liability	$16,014.4 million
Ratio of Fiduciary Net Position to Total Pension Liability	39.54%

GASB 67 also requires sensitivity calculations based on a SEIR 1% in excess and 1% less than the SEIR used, which would decrease the NPL to $13,416.1 million or increase the NPL to $19,103.9 million, respectively.
Teachers’ Retirement Fund
The Teachers’ Retirement Fund, administered by the Teachers’ Retirement Board, provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the public school systems of the State, with certain exceptions. While setting and paying salaries for teachers, municipalities do not provide contributions to the maintenance of the fund. As of June 30, 2014, there were (i) 64,444 active and former employees, consisting of 51,433 active members, 1,480 inactive vested members and 11,531 inactive non-vested members, (ii) 34,043 retired members and beneficiaries, and (iii) 267 members on disability allowance. Contributions to the fund are made by employees and by General Fund appropriations from the State. State contributions to the fund are made quarterly on the basis of certifications submitted by the Teachers’ Retirement Board and are funded with annual appropriations from the General Fund. State contributions to the Fund for fiscal year 2007-08 included $2.0 billion of the proceeds of the State’s Taxable General Obligation Bonds (Teachers’ Retirement Fund 2008 Series).
The Teachers’ Retirement Board received an actuarial valuation as of June 30, 2014, dated October 29, 2014. The October 2014 actuarial valuation reported the following results as of June 30, 2014 with respect to the Teachers’ Retirement Fund:
Market Value of Assets	$16,220.9 million
Actuarial Value of Assets	$15,546.6 million
Actuarial Accrued Liability	$26,349.2 million
UAAL	$10,802.7 million
Funded Ratio (based on the actuarial value of the assets)	59.00%
Funded Ratio (based on the market value of assets)	61.56%

The October 2014 actuarial valuation was based upon the following assumptions among others:
•	8.5% earnings assumption
•	Projected salary increases of 3.75% to 7.0%
•	Cost-of-living adjustments of 3.0% annually for members retired before September 1992 and 2.0% for members retired on and after September 1, 1992
•	Payroll Growth Rate of 3.75%
•	Net effective amortization period for the computed State contribution amounts for Fiscal year 2014 is 20.4 years
As of June 30, 2015 the preliminary unaudited market value of the Teachers’ Retirement Fund’s investment assets was $16,110.7 million. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions.
An October 2012 actuarial valuation determined the following employer contribution requirement, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet GASB standards of $984.1 million for fiscal year 2014-15. The adopted budget passed by the General Assembly and signed into law by the Governor for the biennium ending June 30, 2015 contains appropriations sufficient to fully fund the employer contribution requirements for fiscal year 2014-15 as determined in the October 2012 actuarial valuation.
The October 2014 actuarial valuation determined the following employer contribution requirements, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet GASB standards: (i) $975.6 million for fiscal year 2015-16; and (ii) $1,012.2 million for fiscal year 2016-17, resulting in an annual employer contribution rate of 23.65% of payroll.
The October 2014 actuarial valuation prepared as of June 30, 2014 contains supplemental information dated October 27, 2014 to assist the Teachers’ Retirement Board in meeting the requirements of GASB 67. The valuation for the Teachers’ Retirement Fund as of June 30, 2014 used its long term investment rate of 8.5% as the SEIR since the results currently indicate that the FNP will not be depleted at any point in the future. The October 2014 actuarial valuation reported the following results as of June 30, 2014 with respect to the Teachers’ Retirement Fund in accordance with GASB 67:
Total Pension Liability	$26,349.2 million
Fiduciary Net Position	$16,220.9 million
Net Pension Liability	$10,128.3 million
Ratio of Fiduciary Net Position to Total Pension Liability	61.56%

GASB 67 also requires sensitivity calculations based on a SEIR 1% in excess and 1% less than the SEIR used, which would decrease the NPL to $7,747.8 million or increase the NPL to $12,928.8 million, respectively

Social Security and Other Post-Employment Benefits
Social Security. State employees and teachers are treated in various ways for purposes of federal social security. Most state employees are covered under social security, and most teachers are not. As of June 30, 2014, approximately 59,395 State employees were entitled to Social Security coverage. The amount expended by the State for Social Security coverage for fiscal year ending 2013-14 was $305.4 million. Of this amount, $217.4 million was paid from the General Fund and $14.5 million was paid from the Special Transportation Fund and the balance was recovered from other funds, including federal funds and higher education funds. The State has appropriated $245.2 million for Social Security coverage for fiscal year 2014-15. Of this amount, $228.8 million has been appropriated from the General Fund and $16.4 million has been appropriated from the Special Transportation Fund.
Other Post-Employment Benefits — State Employees. The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State currently finances the cost of such benefits on a pay-as-you-go basis through a transfer of an appropriation from the General Fund to a trust fund for the payment of post-retirement health care and life insurance benefits, and the accumulation of assets with which to pay post-retirement health care benefits and post-retirement life insurance benefits in future years. All employees hired on or after July 1, 2009 are required to contribute 3% of salary through their tenth year of service, to be deposited into the trust. Commencing July 1, 2010, employees with less than five years of service will be required to contribute 3% of salary through their tenth year of service, to be deposited into the trust. SEBAC 2011 extended the requirement of trust contributions to all other State employees to be phased in beginning July 1, 2013, as follows: 0.5% of salary for fiscal year 2012-13, 2.0% of salary for fiscal year 2013-14, and 3.0% of salary for fiscal 2014-15 and thereafter, with a period of required contribution of ten years or to the beginning of retirement (whichever occurs first). As of June 30, 2014, the fair market value of the net assets within the trust totaled $160.4 million. It is not currently anticipated that the trust will provide any significant contribution to the funding for post-retirement health care and life insurance benefits in the near future. The State will need to make significant General Fund appropriations for post-retirement health care and life insurance benefits in upcoming fiscal years. For fiscal year 2013-14, General Fund expenditures on post-retirement health care and life insurance benefits were $548.7 million and $4.4 million, respectively. For fiscal year 2014-15, the projected General Fund expenditures on post-retirement health care and life insurance benefits are $599.2 million and $4.6 million, respectively. Because the plan is being funded on a pay-as-you-go basis, the amounts are much less than the annual required employer contribution payment calculated for the plan, which includes a component to amortize the UAAL.
Implementation of GASB Statement No. 45 regarding accounting and financial reporting for post-employment benefits other than pensions requires the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2008-09. The State received an actuarial report dated February 20, 2014 (“2014 OPEB Report”) with respect to the State’s liability for post-retirement health care benefits (which include medical, prescription drug, dental and life insurance benefits) for eligible persons covered under the State Employees’ Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, which indicated the following as of June 30, 2013:
Actuarial Accrued Liability	$19,676.3 million
UAAL	$19,532.5 million
Actuarial Value of Assets	$143.8 million	Based on Market Value at June 30, 2013.
Funded Ratio	0.73%
Annual Required Contribution	$1,271.3 million (fiscal year 2012-13)
$1,525.4 million (fiscal year 2013-14)
	(comprised of normal cost of $480.6 million, amortization of UAAL of $999.9 million, and adjustment for timing of $44.9 million)	Based on a projected unit credit actuarial cost method and level percent-of-payroll amortization over 30 years (with 24 years remaining as of June 30, 2013).

Annual OPEB Cost	$1,560.0 million (fiscal year 2013-14)	The annual OPEB cost adjusts the annual required contribution and contribution in relation to the annual required contribution. The annual OPEB cost is the cost of OPEB actually booked as an expense for the fiscal year.

In fiscal year 2012-13, the State contributed 42.68% of the Annual Required Contribution and 41.21% of the Annual OPEB Cost.
The 2014 OPEB Report includes the following assumptions, among others:
•	A discount rate of 5.7%
•	Payroll growth rate of 3.75% (lowered from 4.00% in prior valuation)
•	Medical cost trend rate of 7.0% graded to 5.0% over 5 years
•	Drug cost trend rate of 6.0% graded to 5.0% over 5 years
•	Dental and part B trend rates of 5.0%
•	Projected salary increases of 0.0% to 20.0%
•	Updated medical, prescription drug and dental claim costs for recent experience and adjusting trend rates for medical and prescription drug
•	Explicit administrative expense of $263 (lowered from $271 in prior valuation) per participant increasing at 3% per year
•	Average premium used to calculate the early retirement premiums was updated to $10,797
•	Adjustment of the retiree contribution increase
•	Adjustment of the assumption for Medicare Part B
•	Includes certain plan changes made pursuant to revised agreements with SEBAC
For the fiscal years ending June 30, 2009 through 2013, the State paid $434.6 million, $527.9 million, $490.9 million, $549.1 million and $587.4 million, respectively, for retirees’ health care costs. While not a part of post-employment costs, for the fiscal years ending June 30, 2009 through 2013, the State paid $521.9 million, $525.5 million, $524.6 million, $554.5 million and $597.2 million, respectively, for General Fund eligible employees’ health care costs. The State has appropriated $615.9 million in the General Fund for eligible employees’ and $548.7 million for retirees’ health care costs in fiscal year 2013-14.
The State received a report dated June 8, 2015 presenting the information necessary to comply with GASB Statements Number 43 and 45 as of June 30, 2015 (“2015 OPEB GASB Report”) with respect to the State’s liability for post-retirement health care benefits (which include medical, prescription drug, dental and life insurance benefits) for eligible persons covered under the State Employees’ Retirement System and other State retirement systems, excluding the Teachers’ Retirement System. The actuarial calculations presented in the 2015 OPEB GASB Report were prepared in accordance with generally accepted actuarial principles and practices for the internal use of the State. The 2015 OPEB GASB Report indicated for fiscal year 2014-15 an Annual Required Contribution of $1,513.3 million and an Annual OPEB Cost of $1,541.7 million. Because the plan is funded on a pay-as-you-go basis, the State contributed approximately $538.3 million for retiree health insurance in fiscal year 2014-15.
The 2015 OPEB GASB Report applied the assumptions included in the 2014 OPEB Report, except for the following:
•	Adjustments to the per-capita costs reflecting more favorable than expected experience for the medical and prescription drug plans included in the OPEB plan, less than anticipated increases in the Medicare Part B premiums and changes to retiree contributions
•	Update of the average premium used to calculate the early retirement premiums from $10,797 to $11,157
•	Application of the updated assumptions to the calculation of the Annual Required Contribution for the fiscal year 2013-14 and applying an estimated 4.00% annual growth factor to calculate the Annual Required Contribution for the fiscal year 2014-15. With the updated assumptions, the Annual Required Contribution for fiscal year 2013-14 would have been $1,455.1 million, a decrease of 0.8% from the Annual Required Contribution amount presented in the 2014 OPEB Report for such fiscal year.

Other Post-Employment Benefits — Teachers. The State is required to: (i) make General Fund appropriations to the Teachers’ Retirement Board to cover one-third of retiree health insurance costs plus any portion of the balance of such costs that is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund; (ii) subsidize the health insurance costs of retired teachers who are not members of the Teachers’ Retirement Board’s health benefit plan; and (iii) provide an additional health insurance subsidy of at least $110 per month on behalf of retired teachers who are ineligible to participate in Medicare Part A “premium free” and who pay at least $220 per month to participate in the local board of education retiree health benefit plans. No General Fund appropriations to the Teachers’ Retirement Fund to cover retiree health insurance costs were made for fiscal years 2009-10 and 2010-11. The State made General Fund appropriations of $32.3 million, $34.4 million and $22.4 million for fiscal years 2011-12, 2012-13 and 2013-14, respectively, to subsidize the Teachers’ Retirement Health Insurance Fund. The Governor’s midterm budget adjustments for fiscal year 2012-13, reduced the State’s appropriation from 33% to 25% ($22.3 million) of the Medicare supplemental health insurance program, and utilized retiree drug subsidies which would have otherwise already been available to the Teachers’ Retirement Health Insurance Fund, to offset, in part, the State’s share of retiree health costs. Fund assets do not constitute plan assets for purposes of GASB Statements Nos. 43 and 45, and for actuarial valuation purposes fund assets are not treated as valuation assets available to offset the accrued liability of the plan. Since July 1, 1994, retiree health benefits sponsored through the Teachers’ Retirement Board have been self-insured. The Teachers’ Retirement Board received an actuarial valuation as of June 30, 2014, dated October 21, 2014, of the State’s liability with respect to post-retirement health care benefits for members of the Teachers’ Retirement Fund and for retired teachers who are not members of the Teachers’ Retirement Board’s health benefit plan. The report indicates an actuarial accrued liability as of June 30, 2014 of $2,433.0 million on an unfunded basis, based upon certain stated assumptions including a 4.5% earnings assumption and a 30 year amortization period and no valuation assets available to offset the liabilities of the plan. Against these liabilities, as of June 30, 2014 the plan had no present assets for valuation purposes. The actuarial valuation determined a $125.6 million employer contribution requirement for fiscal year 2014-15 and $130.3 million for fiscal year 2015-16, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions and applying a 4.5% discount rate resulting in an annual employer contribution of 3.16% of payroll.
Litigation
The State, its officers, and its employees are defendants in numerous legal proceedings. Although it is not possible to determine the outcome of these legal proceedings, the State’s Attorney General has opined that an adverse judgment in any of the following cases might have a fiscal impact on the State of $50 million or more: (i) Sheff v. O’Neill: a suit claiming that the State is in breach of a judicially and legislatively approved settlement to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools, in connection with which the State and the plaintiffs have negotiated a stipulation that would govern the parties’ obligations through June 2016 with respect to programming and other efforts designed to promote achievement of specified integration goals and have entered into mediation to address the long term resolution of this litigation; (ii) State Employees Bargaining Agent Coalition v. Rowland: a purported class-action on behalf of laid-off State employees alleging that they were laid off in violation of their constitutional rights and of state law, and claiming back wages, damages, attorneys’ fees, and costs, in connection with which the parties have reached a settlement for which court approval is pending (which settlement would also resolve the related cases of Conboy v. State of Connecticut and Parzio v. State of Connecticut); (iii) State of Connecticut v. Philip Morris, Inc., et al: claims against the State filed by three manufacturers that agreed to participate in the 1998 Master Settlement Agreement (“MSA”) entered into by Connecticut and nearly all other states and territories to resolve litigation claims against the major domestic tobacco manufacturers, contending that the State has not diligently enforced its obligations under the MSA to enforce statutory requirements against non-participating manufacturers, which claims the Connecticut Supreme Court ruled in December 2008 the MSA required be arbitrated and which arbitration could result in the reduction or elimination of payments that the State receives under the MSA for any year that the State was found not to have diligently enforced its obligations (the parties reached a settlement approved by the arbitrators which settlement has been challenged in various state courts by states that had rejected the settlement); (iv) Connecticut Coalition for Justice in Education Funding et al. v. Rell, et al.: a purported class-action on behalf of similarly situated students in selected school districts claiming that the students’ State constitutional rights to a free public education, equality of rights and equal protection of the laws are being violated by the alleged inequitable and inadequate financing of their schools by the State, and in particular, that the State’s primary statutory mechanism for the distribution of State aid for public schools currently fails to ensure both substantially equal educational opportunities and a suitable education for some students, as purportedly reflected by both the educational challenges they face and their poor performance on state standardized measures, and seeking a declaratory judgment, an injunction against the operation of the current system, an order that a new system be devised, the appointment of a special master to oversee such activities, continuing court jurisdiction and attorneys’ fees and costs; (v) Indian Tribes: possible litigation involving claims by Indian tribes and alleged Indian tribes to state land or sovereignty over portions of the State’s land area; and (vi) Bouchard v. State Employees Retirement Commission: a State court proceeding representing an administrative appeal by State employees who retired prior to October 2, 2001, seeking a recalculation of current pension benefits, an award of past underpayment of benefits and attorney’s fees, based on the 2007 case of Longley v. State Employees Retirement Commission and its progeny which required the Commission to include a retirees’ final prorated longevity payment in their final year salary for the purpose of calculating retirement benefits, which requirement the Commission has interpreted as applying only to State employees who retired on or after October 2, 2001.
Municipal Bonds
General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.
In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.
Other Factors
Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

APPENDIX 3
Additional Information Concerning Massachusetts Municipal Obligations
The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such official statement being dated June 8, 2015 as supplemented on June 24, 2015. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The Trust has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information and the Trust does not undertake any obligation to update such information. Such information is included herein without the express authority of any Massachusetts issuer.
Economic Information
Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, significant changes have occurred in the age distribution of the population.
Personal Income. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average.
Consumer Confidence. Following a year of stable numbers higher than the U.S. index, the Mass Insight Corporation reported that the Massachusetts index dropped significantly to 79 points in July of 2014, only to bounce back in October with a gain of 18 points and an overall index of 97.
Poverty. Since 2005, the Massachusetts poverty rate, which was 11.9 percent in 2013, has been three to four percentage points lower than the national average, which was 15.8 percent in 2013. Massachusetts ranked thirty-second out of the fifty states and the District of Columbia in 2013, for percent of persons whose ratio of income to the poverty level was below 100 percent in the past twelve months.
Employment by Industry. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System service sectors, Education and Health Services, Professional and Business Services, and Leisure and Hospitality have grown to take the place of manufacturing in driving the Massachusetts economy and now account for almost half of total payroll employment, while Financial Activities, Government, Information, and Trade, Transportation and Utilities have remained relatively level or declined in share.
After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts eventually increased by 0.5 percent in 2005 and continued to increase every year through 2008. After a large dip in 2009, employment has continued to grow steadily with Non-Farm employment increasing 1.7 percent in 2014. Calendar year 2014 also had the highest numbers as of June 8, 2015, with an annual average over 3.4 million. This trend continues with Non-Farm employment averaging 3.4 million in the first quarter of 2015.
After years of moderate but steady declines or near-zero growth in the late nineties and early 2000s, manufacturing employment in the State experienced steep annual declines in 2002 (10.2 percent) and 2003 (7.0 percent) before returning to more moderate declines in 2004 (3.5 percent). After a steep decline of 9.5 percent in 2009, the decline returned to a less dramatic 2.2 percent in 2010. Employment grew slightly in 2011 at 0.2 percent but had since been decreasing slightly each year. December 2014 saw Manufacturing employment drop 0.8% since December of 2013. The seasonally adjusted estimate for 2014 was slightly lower than the 2013 estimate (249 thousand compared to 250 thousand). The first quarter data for 2015 showed Manufacturing employment increasing to 250 thousand.
Unemployment Insurance Trust Fund. As of March 31, 2015, the preliminary Massachusetts Unemployment Trust Fund had a balance of $659.4 million. This balance is the sum of the private contributory account balance of $551.4 million and the government contributory account balance of $108.0 million. This compares to the February 28, 2015 balance of $819.7 million with a private contributory portion of $710.3 million. The April 2015

Unemployment Insurance Trust Fund report indicated that the private contributory account balance was estimated to be $1.536 billion by the end of 2019 according to the Moody’s Investor Services, Inc.-based outlook.
Unemployment. From June 2007 to October 2013, the State rate remained at or below the comparable (seasonally adjusted) U.S. unemployment rate. Since reaching 7.2 percent in October 2013, the Massachusetts Unemployment rate has slowly declined to its present rate of 4.8 percent in March of 2015, 0.7% below the national rate of 5.5%.
Economic Base and Performance
Exports. Massachusetts ranked 18th in the United States in 2014 and first in New England with $27.4 billion in exports. This was a 2.0 percent increase from the previous year’s export value, while national exports increased by 2.8 percent. Canada was the State’s top export destination in 2014 with $3.6 billion.
Imports. Imports decreased by 0.5 percent to $34.2 billion in 2014 after growing 4.0 percent in 2013. Canada was also the largest source for Massachusetts imports in 2014, from which the State imported $8.3 billion or 24.4 percent of its total imports.
Federal Spending in Massachusetts. Massachusetts received approximately $70.6 billion in contracts, grants, direct payments, insurance, loans and guarantees, and other spending from the federal government in federal fiscal year 2014. Massachusetts received 2.6 percent of all federal spending in fiscal year 2014 versus 2.5 percent in fiscal year 2013. Federal dollars to Massachusetts have dropped for the last two fiscal years, after a large increase in 2012. The State saw an 11% increase in grants of $1.7 billion, but the two other large categories, direct payments and contracts decreased. Massachusetts federal contracts have declined over the last three years but their proportion of all federal contracts remained steady. This is in contrast to direct payments and insurance which varied widely over the last decade.
In fiscal year 2014, the largest portion, 54 percent, of federal government spending in Massachusetts was for direct payments such as Social Security, Unemployment Insurance, Housing Choice Vouchers and Federal Pell Grants. Direct Payments decreased 2 percent from fiscal year 2013 and all other categories decreased except for Grants and Other, which increased 11 and 1,057 percent (increase in Veteran’s Health Administration spending) respectively from fiscal year 2013. Other includes all other reimbursable, contingent, intangible and indirect financial assistance.
Federal Contracts. Massachusetts’s annual contracts have decreased each of the last three years and it was awarded 24 percent less federal contracts in federal fiscal year 2014 than in 2011. It received 3.3 percent of all federal contracts in 2014, just slightly below its fifteen year average of 3.4 percent.
State Revenues. Massachusetts collected $23.9 billion in fiscal year 2013, 4.8 percent more than it did in fiscal year 2012. Massachusetts ranked tenth in the nation in total taxes collected in 2012 and 2013, up from eleventh in 2009 and 2011. In fiscal year 2013, Massachusetts collected 53.9 percent of its revenue from individual income tax which accounted for 86 percent of Massachusetts’s $1.1 billion new revenue in 2013.
State Lottery Proceeds. Massachusetts ranked third in revenue, at $4.57 billion, and prize money awarded at $3.52 billion, among the 43 states with lotteries in fiscal year 2013. Massachusetts lottery revenue increased 2.5 percent from the previous year.
State Expenditures. Massachusetts ranked sixth in the nation in per capita expenditures, $8,483 in 2013, while it ranked sixth and spent $8,500 in 2012. This represents a 0.2 percent decrease in per capita expenditures from 2012 to 2013, with the largest per capita dollar increase in the Public Welfare function.
Electricity Prices, Supply and Capacity by Source. Massachusetts had the seventh highest electric rate in the country in 2012, 13.79 cents per kilowatt hour, while the U.S. average was 9.84. This was a decrease of 2.3 percent for Massachusetts and an increase of 0.6 percent for the U.S. from the previous year. Massachusetts electric utilities generated $7.6 billion in revenue in 2012. This was 2.7 percent less than in 2011, while they sold 4.9 percent less electricity. As of June 8, 2015, the Massachusetts Net Electricity Trade Index, which represents the State’s electricity self-sufficiency, was 0.61 in 2012, the latest data available. This means that Massachusetts imported 39 percent of its electricity supply, 23.8 million megawatt hours, from out-of-state. In 2012, 68 percent of Massachusetts electricity was generated by burning natural gas, the Commonwealth’s top fuel source for power generation.
Travel and Tourism. The Massachusetts Office of Travel and Tourism (“MOTT”) reported a 2.6 percent increase in museum and attraction attendance, 11.3 million visitors in 2014 compared to 2013. For January 2015, museum attendance was down 2.6 percent compared to January 2014. For January fiscal year 2015 year-to-date, net room occupancy tax collections totaled $120.9 million, a 10.1 percent increase from the same period in fiscal year 2014.
Transportation and Warehousing. Massachusetts’ major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. Based on preliminary total passenger volume in calendar year 2013 data, Logan Airport was the most active airport in New England, remaining the 18th most active in the U.S. according to the Federal Aviation Authority. Massport reported that as of March 2015 year-to-date, total airport flight operations were down by 1.2 percent and total airport passengers were up by 3.8 percent from the same period in 2014. According to the FAA, in calendar year 2013, preliminary data ranked Logan Airport 24th in the nation in total air cargo volume. In 2013, Massport reported that the airport handled 538 million pounds of cargo; a 1.2 percent decrease from 2012. Massport reported that as of March 2015 year-to-date, the combined cargo volume was up 6.8 percent and total express mail was up 2.5 percent from the same period in 2014. Massport’s Port of Boston properties processed 181,612 full TEUs (twenty-foot equivalent units) of containerized cargo in 2014, an increase of 10.0 percent from calendar year 2013. It also processed 60,048 automobiles, an increase of 15.0 percent and 316,851 cruise passengers, a 17.0 percent decrease, compared to 2013.
Commonwealth Budget and Financial Management Controls
Long-Term Liabilities
General Authority to Borrow
Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.
The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which included bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.
Commonwealth Debt. The Commonwealth is authorized to issue three types of direct debt — general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or with a pledge of receipts credited to the Convention Center Fund.
Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.
Statutory Limit on Direct Debt. The statutory limit on “direct” bonds during fiscal year 2015 is $19,760,658,750.
Excluded from the debt limit are bonds to be refunded from the proceeds of Commonwealth refunding bonds, Commonwealth refunding/restructuring bonds issued in September and October 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the Massachusetts Bay Transportation Authority (“MBTA”), or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority and bonds issued to finance the Commonwealth’s Accelerated Bridge Program.
General Obligation Debt
As of May 31, 2015, the Commonwealth had approximately $20.8 billion in general obligation bonds outstanding, of which $17.1 billion, or approximately 82% was fixed rate debt and $3.7 billion, or 18%, was variable rate debt. Outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $703.5 million of outstanding general obligation debt as of May 31, 2015, London Interbank Offered Rate (“LIBOR”)

Index bonds, auction rate securities, SIFMA Index Bonds and consumer price index bonds. The variable rate demand bonds are generally supported by liquidity facilities that require the bonds to be tendered by a specified date if the facility is not replaced or the bonds are not otherwise refinanced. As of May 31, 2015, the Commonwealth had approximately $441.1 million of bonds in such a mode. Of the variable rate debt outstanding, the interest rates on $2.5 billion, or approximately 12% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.
Under State finance law, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt. of $1.2 billion, or approximately 6% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.
As of May 31, 2015, the Commonwealth had outstanding approximately $142.3 million ($76.9 million principal and including a discount equal to $65.4 million) of variable rate “U. Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.
BABs and RZEDBs. The Commonwealth has issued general obligation bonds in the form of Build America Bonds (“BABs”). BABs were authorized under the federal American Recovery and Reinvestment Act of 2009 (“ARRA”). Pursuant to ARRA, the Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such BABs interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. On March 4, 2013, the Internal Revenue Service indicated that such interest subsidy payment would be subject to a sequestration reduction of 8.7% through September 30, 2013 under the Budget Control Act of 2011, and on September 30, 2013, the Internal Revenue Service announced that such interest subsidy payment is to be subject to a sequestration reduction of 7.2% through September 30, 2014. Federal legislation approved by the President on February 15, 2014 extended the sequestration provisions applicable to BABs through federal fiscal year 2024. On October 16, 2014, the Internal Revenue Service announced that the sequestration reduction is to be 7.3% through September 30, 2015. Beginning in fiscal year 2012, such payments received by the Commonwealth are required to be deposited in a Build America Bonds Subsidy Trust Fund and used, without further legislative appropriation, to pay debt service on the related BABs. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of May 31, 2015, the Commonwealth had approximately $2.1 billion of BABs outstanding.
The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of revenue receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances special obligation bonds. In addition, as of May 31, 2015 the Commonwealth had liquidity support for a $200 million commercial paper program which it utilizes for cash flow purposes. In addition to borrowing via its commercial paper program, the Commonwealth issues fixed-rate revenue anticipation notes (or “RANs”).
Special Obligation Debt
Commonwealth Transportation Fund. As of May 31, 2015, the Commonwealth had outstanding approximately $249.7 million of such special obligation bonds secured by a pledge of 6.86¢ of the 24¢ motor fuels excise tax. In December 2010, the trust agreement securing such bonds was closed to further issuance of debt.
The Commonwealth is also authorized to issue approximately $2.383 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the Commonwealth Transportation Fund to fund a portion of the Commonwealth’s accelerated structurally-deficient bridge program and other transportation improvements (“CTF Bonds”). As of May 31, 2015, the Commonwealth had outstanding approximately $1.504 billion of CTF Bonds, which are secured by a pledge of registry fees and a specified portion of the motor fuels excise tax.
A portion of the outstanding CTF Bonds was issued as BABs (approximately $419.8 million) and as Recovery Zone Economic Development Bonds (“RZEDBs”) (approximately $156.4 million). Pursuant to ARRA, the Commonwealth is entitled to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs, provided, in both cases, that the Commonwealth makes certain required filings in accordance with applicable federal rules. Subsidy payments received on account of CTF Bonds are pledged to secure the payment of debt service on CTF Bonds.
Convention Center Fund. In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, and in June 2005, the Commonwealth issued $527.6 million of special obligation refunding bonds, which advance refunded, in part, the 2004 issue, with approximately $618.7 million remaining outstanding as of May 31, 2015.
On July 29, 2014, the Governor approved legislation authorizing the Commonwealth to issue an additional $1.1 billion in special obligation bonds to finance an expansion of the convention center in Boston, to finance costs of issuance and fund a debt service reserve fund. Such bonds would be secured by and payable from the Convention Center Fund, with the State Treasurer and Secretary of Administration and Finance having the authority to pledge additional State hotel/motel room occupancy excises to the new bonds. As of June 8, 2015, the expansion project was on hold.
Federal Grant Anticipation Notes
Between 1998 and 2003, the Commonwealth issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel (“CA/T”) project, in anticipation of future federal reimbursements. All of such notes have been defeased, and the lien securing such notes has been closed to further issuance.
The Commonwealth is also authorized to issue an additional $1.1 billion of grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. As of May 31, 2015, $699.9 million of such notes was outstanding.
Of the outstanding grant anticipation notes, $100 million were issued as BABs, eligible for federal subsidy payments.
Interest Rate Swaps
Approximately $2.5 billion of the Commonwealth’s outstanding variable-rate debt was synthetically fixed via floating-to-fixed interest rate swap hedge agreements.
Under the terms of these floating-to-fixed rate hedge agreements, the counterparties to the swaps are obligated to pay the Commonwealth an amount equal or approximately equal to the variable-rate payment on the related bonds or a payment based on a market index, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. In all cases, the Commonwealth remains responsible for making interest payments to the variable-rate bondholders.
As of May 31, 2015, all of the Commonwealth’s interest rate swaps were floating-to-fixed rate agreements and were deemed effective hedges, as provided for in GASB Statement No. 53.
All of the Commonwealth’s counterparties are required to post collateral in certain circumstances. The Commonwealth is not required to post collateral under any of its existing swap agreements.
Prior to the bankruptcy filings by Lehman Brothers Holdings Inc. and its subsidiaries in September 2008, the Commonwealth was a party to several interest rate swap agreements with Lehman Brothers affiliates. Following the bankruptcy filings, the Commonwealth terminated those agreements in October and November 2008, made termination payments to Lehman Brothers Special Financing Inc. (“LBSF”) and entered into replacement swap agreements with other counterparties. In early 2010, LBSF notified the Commonwealth that it disagreed with the termination amounts that the Commonwealth had paid in 2008 and issued a subpoena related to the terminations. On June 13, 2012, LBSF issued a Derivative ADR Notice obligating the parties to submit to mandatory court-ordered mediation. The Derivative ADR Notice contains a settlement demand from LBSF in the amount of approximately $32.7 million, including approximately $13.9 million of interest and expenses. A formal mediation commenced on November 19, 2012, and concluded without resolution.

Liquidity Facilities
As of June 8, 2015, most of the Commonwealth’s outstanding variable rate debt consisted of variable rate demand bonds whose interest rates re-set daily or weekly through a remarketing process. Because these bonds offer a “put” or tender feature, they are supported by standby bond purchase agreements with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed.
As of June 8, 2015, the Commonwealth also had liquidity support for a $200 million commercial paper program. A line of credit provided by TD Bank, N. A. expires on April 17, 2018.
General Obligation Contract Assistance Liabilities
Massachusetts Department of Transportation, as successor to the Massachusetts Turnpike Authority. On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provided for the Commonwealth to make annual operating assistance payments to the Massachusetts Department of Transportation (“MassDOT”), as successor to the Massachusetts Turnpike Authority, which are capped at $25 million and further payments of $100 million per fiscal year until 2039.
Massachusetts Water Pollution Abatement Trust. The Massachusetts Clean Water Trust (the “Trust”) manages the Commonwealth’s state revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units and others to finance eligible water pollution abatement and drinking water projects. Under state law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. As of June 8, 2015, most new loans made by the Trust bore interest at 2%. Other loans made by the Trust may bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust receives contract assistance payments from the Commonwealth which may not exceed $138 million and which constitute a general obligation of the Commonwealth and the Commonwealth’s contract assistance payments are pledged as security for repayment of the Trust’s debt obligations. As of May 31, 2015 the Trust had approximately $3.0 billion of bonds outstanding, approximately 8.20% of which is covered by Commonwealth contract assistance. Prior to August 2014, the Trust was known as the Massachusetts Water Pollution Abatement Trust.
Massachusetts Development Finance Agency. Under the infrastructure investment incentive program, known as “I-Cubed,” up to $600 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (“MassDevelopment”) that are secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Until a related new private development is completed and occupied, the developer’s property is assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality is required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new state tax revenues generated from the related private development. The municipality’s reimbursement obligation is secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date plus all remaining principal payments due. Pursuant to this program, MassDevelopment has issued tax-exempt contract assistance bonds to finance and refinance infrastructure projects associated with the Fan Pier development in Boston, the Assembly Row project in Somerville and the Chestnut Hill Square project in Newton. As of May 31, 2015, total “I-Cubed” program bonds were outstanding in the amount of approximately $52.1 million.
Legislation approved by the Governor on August 8, 2008 included an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds issued by MassDevelopment to finance the parkway are secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. As of May 31, 2015, approximately $26.5 million of such bonds were outstanding.

Budgetary Contract Assistance Liabilities
Budgetary contract assistance liabilities include Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds, which as of December 31, 2012, had $5.52 million of lease revenue bonds outstanding, all of which were fixed-rate; the Saltonstall Building Redevelopment Corporation Project, which as of June 30, 2014, had approximately $160.6 million of such lease revenue bonds outstanding.
Contingent Liabilities
Massachusetts Bay Transportation Authority. The Commonwealth remained contingently liable as a general obligation, for the payment of MBTA bonds and notes and other obligations which, as of May 31, 2015, amounted to approximately $229.9 million. As of June 8, 2015, such bonds were scheduled to mature annually through fiscal year 2030, with annual debt service in the range of approximately $39 million to $24 million through fiscal year 2017 and declining thereafter.
Massachusetts Development Finance Agency. The Massachusetts Development Finance Agency is authorized to issue bonds for the benefit of nonprofit community hospitals and nonprofit community health centers.
Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. As of May 31, 2015 the Steamship Authority had approximately $71.9 million of bonds outstanding which are general obligations of the Commonwealth.
University of Massachusetts Building Authority and Massachusetts State College Building Authority. As of May 31, 2015, the Massachusetts State College Building Authority had approximately $7.8 million of Commonwealth-guaranteed debt outstanding and is not permitted to issue any additional Commonwealth-guaranteed debt. The University of Massachusetts Building Authority may have outstanding up to $200 million in Commonwealth-guaranteed debt and had approximately $121.6 million of Commonwealth-guaranteed debt outstanding as of May 31, 2015.
Authorized But Unissued Debt
The Governor is expected to file bond authorization bills for investments in housing, energy and environment, state buildings, information technology, state military facilities, public safety, grants to municipalities and to fund the transportation investment plan.
Commonwealth Expenditures
Local Aid
Commonwealth Financial Support for Local Governments. The Commonwealth’s budget for fiscal year 2015 provides $5.35 billion of state-funded local aid to municipalities.
The fiscal year 2015 budget includes state funding for Chapter 70 education aid of $4.40 billion, an increase of $100 million over the fiscal year 2014 amount of $4.30 billion.
The fiscal year 2015 budget provided for cities and towns to receive $945 million in unrestricted general government aid, with funding allocated to ensure a 3% increase in funding over the fiscal year 2014 levels to all municipalities.
Property Tax Limits. As of June 8, 2015, proposition 2½, as amended, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal year 2014, the aggregate property tax levy grew from $3.347 billion to $13.94 billion, a compound annual growth rate of 4.36%.
Medicaid and the Health Connector
MassHealth. The Commonwealth’s Medicaid program, called MassHealth, provides health care to 1.9 million low-income children and families, low-income adults, disabled individuals and low-income elders. The program generally receives 50% in federal reimbursement on most expenditures for adults, and 65% in federal reimbursement on most expenditures for children’s benefits reimbursable under the Children’s Health Insurance Program (“CHIP”).

Under the federal Affordable Care Act (“ACA”), beginning January 1, 2014, MassHealth began receiving enhanced federal reimbursement for spending on newly eligible members and some existing members.
Under the ACA, all Massachusetts residents below 133% of the federal poverty level (“FPL”) are eligible for MassHealth if they are citizens or qualified aliens, and most of the expansion population is enrolled in a new program called MassHealth CarePlus. On January 1, 2014, nearly 300,000 members successfully transitioned from their former programs into their new MassHealth programs. During calendar year 2014, there were challenges with the Commonwealth’s new online enrollment and eligibility system. As a result, many individuals who applied for subsidized health insurance coverage, and who were not enrolled in another state health care program, received temporary Medicaid coverage on a fee-for-service basis through MassHealth until the system could make accurate determinations of eligibility. The Commonwealth secured federal reimbursement for expenses covering those up to 400 percent of the federal poverty level from the Centers for Medicare and Medicaid Services (“CMS”) through February 23, 2015. There can be as much as a two- to three-month lag in receiving and processing claims. Based on available claims data as of May 31, 2015, MassHealth spent approximately $658 million on services for the approximately 321,000 members who were enrolled in temporary Medicaid coverage through the end of February.
Fiscal year 2015 is the first full fiscal year in which the ACA health care program shifts are in effect. While this represents a significant portion of the growth in MassHealth’s programmatic appropriations, nearly 80% of the spending on the ACA Expansion population is offset by federal reimbursements due to the enhanced federal medical assistance percentage rates. The fiscal year 2015 budget also included several spending commitments beyond those required as part of ACA implementation. The fiscal year 2015 budget fully annualized the cost of the March 2014 restoration of coverage for adult dental fillings and also included $2 million to restore coverage for adult dentures in May 2015. In addition to annualizing the cost of provider rate increases in the fiscal year 2014 budget, the fiscal year 2015 budget included funding for a base rate increase of 2% for acute hospitals and a 2% capitation rate increase for the Massachusetts Behavioral Health Partnership . The budget also included $47.5 million to increase nursing facility rates by changing the base year on which the rates are calculated from 2005 to 2007, effective October 2014. There was $12.3 million to increase rates for behavioral health services to Disproportionate Share Hospitals (“DSH”), and funding for 6% inpatient and 1% outpatient add-on rates for DSH hospitals. The fiscal year 2015 budget also supported continued implementation of MassHealth initiatives, including Primary Care Payment Reform , Money Follows the Person to transition individuals from long-term care facilities to lower-cost community placements, and One Care, a collaborative initiative with CMS that integrates funding and delivery of care for disabled individuals who are eligible for both MassHealth and Medicare.
The fiscal year 2015 budget continued and expanded MassHealth’s cash management strategies that were implemented in prior fiscal years, which moved certain payables into future fiscal years. Additional savings initiatives in the fiscal year 2015 budget included $13 million in savings attributed to MassHealth’s predictive modeling system and programmatic improvements such as expanding service utilization review and refining payment processes for clinical laboratories.
The fiscal year 2015 budget assumes $14.5 billion in funding for non-administrative spending for the MassHealth program, an amount which exceeds the $14.3 billion currently appropriated, driven by several developments that were unknown at the time the fiscal year 2015 budget was developed. These developments include higher-than-anticipated Managed Care Organization capitation rate increases at 3.7% (required to meet actuarial standards), a newly acquired payment to managed care entities for their Affordable Care Act section 9010(a) liabilities, significant costs related to new specialty drugs, and unanticipated costs related to the temporary Medicaid coverage program.
In January 2015 MassHealth began a process to conduct eligibility redeterminations for over one million members over the course of calendar 2015. As a result of these redeterminations, as well as other eligibility checks that MassHealth is resuming, the Commonwealth expects that MassHealth’s caseload and spending will be reduced to more appropriately reflect the eligible population. MassHealth eligibility redeterminations are not retroactive.
In addition, the Executive Office of Health and Human Services (“EOHHS”) is initiating a renewed push toward MassHealth-wide system transformation efforts that are expected to be supported in large part by a $44 million federal State Innovation Model grant that is intended to support the transition away from fee-for-service payments towards alternative payment methodologies.
Commonwealth Health Insurance Connector Authority. The Commonwealth Health Insurance Connector Authority (“Health Connector”) administers the Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to minimally subsidized employer-sponsored insurance or other public coverage. Most of the funding to support the program is paid out of the Commonwealth Care Trust Fund (“CCTF”), which is supported by dedicated revenue sources.
Beginning on January 1, 2014, the Health Connector administered the Commonwealth’s Health Insurance Marketplace under the ACA, which offers qualified health plans to individuals and small businesses. Individuals with incomes under 400% FPL are eligible for federal tax credits, and certain small businesses shopping through the Commonwealth’s Marketplace will have access to small business health care tax credits through 2016. Individuals with incomes between 133% and 300% FPL, as well as certain Aliens with Special Status with incomes between 0% and 300% FPL, have access to additional state and federal subsidies through a new program called ConnectorCare. The state provides additional state subsidies via ConnectorCare to ensure that the premiums and point-of-service cost sharing for certain low-income members, after factoring in federal tax credits and cost sharing reductions, are equivalent to that which was available through the Commonwealth Care program.
Due to challenges with the development of the online eligibility and enrollment system for the first federal open enrollment period in 2013, a strategy was implemented in the spring of 2014 to pursue development of two alternate online systems. The original project cost was projected at $175 million ($139 million of which was supported by federal resources). The current IT project cost is $281 million, of which $248 million is funded by federal sources and the remainder is funded through Commonwealth capital funding sources. As of April 30, 2015, the State had spent $123 million. In October 2014, the Commonwealth received approval from CMS for enhanced federal matching funds to support approximately $80 million in additional project costs.
As a result of the challenges with the online eligibility and enrollment system, the Health Connector was only able to enroll a small number of individuals into ConnectorCare in 2013. This dynamic resulted in an approximate net $10 million per-month additional cost for the last six months of fiscal year 2014, principally due to forgoing more favorable federal reimbursement associated with ConnectorCare. The aggregate cost was net $60 million from January through June 2014.
The fiscal year 2015 budget does not include an appropriation of funding for the Health Connector. The Health Connector’s resources are expected to be derived exclusively from increased dedicated revenues in the CCTF (a portion of cigarette taxes and employer contributions), federal grants and self-generated revenues. Health Connector spending under the fiscal year 2015 budget is projected to be $324.2 million, a reduction of $341.1 million from fiscal year 2014. Based on these projections, all fiscal year 2015 costs are expected to be covered by dedicated revenues in the CCTF, including the costs of maintaining Commonwealth Care through January 31, 2015.
Federal 1115 MassHealth Demonstration Waiver. The Commonwealth’s 1115 waiver was renewed on October 30, 2014 and extends through June 30, 2019. The $41.4 billion agreement, which represents an approximate $15 billion increase over the previous waiver, preserves existing Medicaid eligibility and benefit levels and continues support for state and federal health care subsidies for low-and-middle income individuals to keep insurance affordable for them. This waiver includes more than $20 billion in revenue to the Commonwealth through federal financial participation.
Health Safety Net. The Health Safety Net (“HSN”) makes payments to hospitals and community health centers for providing certain health care services to their low-income patients who are not eligible for health insurance or cannot afford it. The HSN is funded primarily through assessments on hospitals and health insurance providers. HSN demand in fiscal year 2015 is expected to exceed available resources by $24 million.
Medical Security Program. The fiscal year 2014 budget eliminated the Medical Security Program and the Fair Share Contribution Program, which is the State’s quarterly assessment for employers that do not offer a “fair and reasonable” contribution to health insurance for their employees. The Fair Share Contribution policy around “fair and reasonable” was set forth in regulation and was a source of revenue for the CCTF. In addition, in order to ensure employers are contributing their share to health care for residents, the budget creates a rebranded “employer medical assistance contribution” for employers, starting in 2014, which helps finance the cost of subsidized health insurance for low-income residents at the Health Connector. This funding takes the place of the assessment on businesses that funded the MSP program known as the Unemployment Health Insurance (“UHI”) assessment. The fiscal year 2015 budget assumes that the contribution to the Health Connector will be $139 million in fiscal year 2015.
Health Care Cost Containment. On August 6, 2012, the Governor signed legislation designed to improve the quality of health care and to reduce costs through increased transparency, efficiency and innovation.
Chapter 224 of the Acts of 2012 seeks to move providers and payers away from fee-for-service payments toward alternative payment methodologies.

Chapter 224 also established the Health Policy Commission (“HPC”), which is funded through a portion of a one-time assessment on health care payers and providers as well as a portion of any casino licenses issued in Massachusetts. The one-time assessment on health care payers and providers totals $209 million over four years to support HPC operations, a community hospital grant program, a public health fund, and a health information technology fund. The amount dedicated to HPC operations is equal to 5% of the total assessment (approximately $10.5 million over the four-year period, or approximately $2.6 million each year).
Chapter 224 establishes the annual health care cost growth benchmark. For calendar years 2014 through 2017, the health care cost growth benchmark will be equal to the growth rate of Potential Gross State Product (“PGSP”), which has been determined to be 3.6% for calendar year 2015. The cost growth target from 2018 through 2022 will be equal to the growth rate of PGSP minus 0.5%, and from 2023 onwards will be equal to the growth rate of PGSP. However, the HPC and the Legislature have some ability to change those growth targets after 2018. Insurers and providers with cost growth exceeding the growth target may be required by the HPC to file performance improvement plans describing specific strategies, adjustments and action steps they propose to implement to improve cost performance. If cost growth targets established in Chapter 224 are met, it is estimated that the new law could result in statewide savings of up to $200 billion over the next 15 years.
Employee Benefits
Group Insurance. The Group Insurance Commission (“GIC”) provides health insurance benefits to approximately 435,000 people, including state and participating municipalities’ employees, retirees, their spouses, and dependents, and certain retired municipal teachers, their spouses and dependents. State employee contributions are based on date of hire; which is 20% to 25% of total premium costs. Similarly, State retirees contribute either 10%, 15% or 20%, depending on their retirement date. For fiscal year 2016, the Governor had proposed that all state employees and all new retirees contribute 25% of total premium costs, but the proposal has not yet been acted upon. The GIC also provides health insurance benefits for the employees and retirees of participating municipalities; the municipalities reimburse the State for their enrollees’ premium costs. The contribution ratio(s) for municipal enrollees is set through a collective bargaining process within each community. As of January 1, 2015, the GIC provides health insurance to employees and retirees of 55 municipalities: 12 cities, 30 towns, seven regional school districts, four planning councils and two regional districts.
The fiscal year 2015 budget is consistent with Government Accounting Standards Board (“GASB”) Statement No. 45 and the state’s intent to account separately for spending for current retirees with deposits towards the Commonwealth’s non-pension retiree liability. Fiscal year 2015 GIC appropriations total $1.652 billion, approximately $540 million of which are offset by municipal revenue to reimburse the state for providing health insurance benefits to the participating municipalities. In addition, the fiscal year 2015 budget authorizes transfers of up to $420 million to the State Retiree Benefits Trust Fund for the purpose of making expenditures for current state retirees and their dependents.
The average fiscal year 2016 premium rates for GIC state and municipal members are projected to increase by 5.7% over fiscal year 2015.
Pension. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the State employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth).
Employee Contributions. The MSERS and MTRS are partially funded by employee contributions of regular compensation.
Funding Schedule. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. As of June 8, 2015, such unfunded liability was required to be amortized to zero by June 30, 2040. Previously designated amounts can be adjusted based on a new funding schedule so long as the adjustments represent an increase in the scheduled amounts for those years.
As of June 8, 2015, the most recent pension funding schedule for payments into the Commonwealth’s Pension Liability Fund was filed by the Secretary of Administration and Finance on January 14, 2014. The assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2013, an annual rate of return on assets of 8.0%, and appropriation increases of 10% per year until fiscal year 2017 with 7% increases thereafter until the final amortization payment in fiscal year 2036 (four years before the statutory requirement). The

Governor has approved an early retirement incentive program, to be in place by the beginning of fiscal year 2016, that would add an annual cost of $48.7 million to the amounts in the approved schedule for 15 years, beginning in fiscal year 2016. The Governor’s fiscal year 2016 budget recommendations include an additional appropriation to cover this cost.
Actuarial Valuations. On September 23, 2014, the Public Employee Retirement Administration Commission (“PERAC”) released its actuarial valuation of the Commonwealth’s total pension obligation as of January 1, 2014. This valuation was based on the plan provisions in effect at the time and on member data and asset information as of December 31, 2013.
The unfunded actuarial accrued liability as of that date for the total obligation was approximately $29.043 billion, including approximately $9.098 billion for the Massachusetts State Employees’ Retirement System (“MSERS”), $17.801 billion for the Massachusetts Teachers’ Retirement System (“MTRS”), $1.942 billion for Boston Teachers and $200.8 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2014 to be approximately $74.937 billion (comprised of $30.680 billion for MSERS, $40.742 billion for MTRS, $3.315 billion for Boston Teachers and $200.8 million for cost-of-living increases reimbursable to local systems). Total assets were valued on an actuarial basis at approximately $45.894 billion based on a five-year average valuation method, which equaled 94.9% of the January 1, 2014 total asset market value.
On May I, 2015, PERAC published the actuarial valuation for the MSERS as of January 1, 2015. The report determined the unfunded actuarial accrued liability for MSERS to be approximately $10.959 billion. The total actuarial accrued liability as of January 1, 2015 was approximately $33.679 billion and total assets were valued on an actuarial basis at approximately $22.720 billion. The market value of assets was approximately $23.739 billion. The actuarial value of assets was 95.7% of the market value. During calendar year 2014 there was an overall actuarial gain of $4 million. There was a non-investment related loss (loss on actuarial accrued liability) of $275 million. This loss was essentially offset by a gain of approximately $279 million on the actuarial value of assets.
Other Post-Retirement Benefit Obligations (“OPEB”). The Commonwealth is required, to provide certain health care and life insurance benefits (“other post-employment benefits” or “OPEB”) for retired employees of the Commonwealth, as well as retired employees of housing authorities, redevelopment authorities and certain other governmental agencies (offline agencies). The Commonwealth is reimbursed for the cost of benefits to retirees of the eligible authorities and non-state agencies. (Although, the Commonwealth is required to pay pensions to retired municipal teachers, the Commonwealth has no OPEB obligations with respect to retired municipal teachers.)
The Group Insurance Commission of the Commonwealth (“GIC”) manages the Commonwealth’s other post-employment benefits for all state and certain agency employees and retirees. The State Retiree Benefits Trust Fund is set up to pay for former state employees’ OPEB benefits and to invest state and certain municipalities funds that have been set aside to pay for OPEB benefits and the cost to administer those funds and can only be dissolved when all such health care and other non-pension benefits, current and future, have been paid or defeased.
As of February 2015, MassDOT completed the transfer of the Massachusetts Turnpike Authority Retiree Benefits Trust ($75 million) to the Commonwealth for the management and administration of the funds.
Employer and employee contribution rates are set by statute. The Commonwealth recognizes its share of the costs on an actuarial basis. As of June 30, 2014, Commonwealth participants contributed 10% to 25% of premium costs, depending on the date of hire and whether the participant is of active, retiree or survivor status. The GIC had 157,741 state enrollees as of the end of fiscal year 2014.
The January 1, 2014 actuarial valuation was issued on November 3, 2014. According to the report, the Commonwealth’s actuarial accrued OPEB liability, assuming no pre-funding and using a discount rate of 4.5%, was approximately $15.670 billion as of January 1, 2014. The 4.5% discount rate (which is the approximate rate of return since the inception of the Massachusetts Municipal Depository Trust) is intended to approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term. Assuming pre-funding, the study estimated the Commonwealth’s liability to be approximately $9.522 billion using a discount rate of 8.00%. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth must deposit annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).
As the Commonwealth is not fully funding the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution is reflected on the Commonwealth’s statement of net position, as presented on a GAAP basis. The liability increases or decreases each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability is reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. As of June 30, 2013, this net OPEB obligation as reflected on the Commonwealth’s statement of net position was $4.147 billion.
The independent actuarial report covers only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the Group Insurance Commission, perform their own valuations, as the Commonwealth acts only as an agent for the entities that participate in the GIC with respect to providing OPEB health insurance benefits and does not assume the risk or financial burden of their health care costs.
The executive and legislative branches have been working to develop a short- and long- term strategy for addressing the Commonwealth’s OPEB liability. The State Retiree Benefits Trust Fund was created, and in fiscal year 2008 spending for current state retirees’ healthcare occurred from the fund, helping to consolidate the state’s retiree funding efforts and better project future liabilities. In fiscal year 2008, the fund benefited from a one-time transfer of approximately $329 million from the Health Care Security Trust. The actuarial value of plan assets as of January 1, 2014 was approximately $511.2 million.
Commonwealth Capital Investment Plan
On June 19, 2015, the Governor announced a five-year capital investment plan for fiscal year 2016 through fiscal year 2020 and an administrative bond cap of $2.125 billion for fiscal year 2016.
Debt Affordability Policy
The Executive Office for Administration and Finance has established a debt affordability policy that is designed to keep debt service on the Commonwealth’s direct debt within 8% of budgeted revenues, and to limit future annual growth in the bond cap for the regular capital program to not more than $125 million.
For fiscal year 2016, the State’s Capital Debt Affordability Committee determined that up to $2.25 billion of capital debt issuance could be prudently authorized.
The administrative bond cap for fiscal year 2015 was set at $2.125 billion in the capital plan that was released in July 2014. Actual capital spending in fiscal year 2015 subject to the general obligation bond cap may be somewhat higher because of unused fiscal year 2014 bond cap that was carried forward into fiscal year 2015.
Commonwealth Revenues
Fiscal Year 2014 and Fiscal Year 2015 Tax Revenues
Fiscal Year 2014. Actual tax revenues for fiscal year 2014 totaled approximately $23.370 billion, an increase of approximately $1.247 billion, or 5.6%, over fiscal year 2013 collections.
The tax revenue increase of approximately $1.247 billion from fiscal year 2013 to fiscal year 2014 was attributable, in large part, to an increase of approximately $493.3 million, or 4.9%, in withholding collections, an increase of approximately $115.2 million, or 5.5%, in income tax cash estimated payments, an increase of approximately $331.9 million, or 6.4%, in sales and use tax collections, an increase of approximately $248.8 million, or 11.0%, in corporate and business tax collections, and an increase of approximately $294.7 million, or 15.8%, in several other tax categories (including estate tax, motor fuels tax, cigarette tax, deeds, etc.), which were partly offset by a decrease of approximately $171.1 million, or 8.1%, in income tax payments with bills, returns and extensions, and an increase in income cash refunds of approximately $61.0 million, or 4.3%. Fiscal year 2014 tax collections were approximately $169 million above the revised fiscal year 2014 tax revenue estimate of $23.2 billion.
Fiscal Year 2015. On January 14, 2014, a fiscal year 2015 consensus tax revenue estimate of $24.337 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal year 2015 consensus tax revenue estimate represents revenue growth of 4.9% from the revised fiscal year 2014 estimate of $23.200 billion. The $24.337 billion figure included off-budget transfers of $1.793 billion for pension funding, $811.3 million in dedicated sales tax receipts for the MBTA, $771.5 million in dedicated sales tax receipts for the MSBA and $22.2 million for the Workforce Training Fund. The fiscal year 2015 budget as enacted assumed tax revenues of $24.387 billion, reflecting the fiscal year 2015 consensus tax estimate of $24.337 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, which included a one-year delay of the FAS 109 deductions (additional $45.8 million), tax revenue enhancements (additional $12 million) and a two-month tax amnesty program (additional $35 million), as well as the impact of revenue initiatives in separately enacted economic development legislation, including a modernizing research credit (-$6.3 million), a farming and fishing investment tax credit (-$0.4 million), sales tax holiday (-$25.9 million) and sales tax exemption for limited partnerships (-4.9 million), and in county governments financial management legislation (-$5.3 million). In January 2015, the $24.387 billion estimate was further adjusted (to $24.325 billion) to account for subsequent changes such as the reduction in the Part B rate (5.20% to 5.15%) (-$70 million), elimination of gas/special fuels tax inflation indexing following its repeal by a November 2014 ballot initiative (-$4.7 million), transfer to the Substance Abuse Services Fund from the fall 2014 (non-corporate/business) amnesty tax collections (-$5 million), and the spring 2015 corporate and business tax amnesty (additional $18 million). The revised $24.325 billion tax estimate assumed that approximately $1.379 billion would be generated from taxes on capital gains. On February 13, 2015, the Governor approved legislation that enables excess capital gains taxes of $331 million to be retained in the General Fund in fiscal year 2015. Under state finance law, that amount would have been deposited in the Stabilization Fund and would not have been available for budgetary purposes.
Preliminary tax revenues for the first eleven months of fiscal year 2015, ended May 31, 2015, totaled approximately $22.246 billion (including $183.4 million in one-time tax-related settlements and judgments, exceeding $10 million each), an increase of approximately $1.406 billion, or 6.7%, over the same period in fiscal year 2014.
The year-to-date tax revenue increase of approximately $1.406 billion through May 31, 2015 over the same period in fiscal year 2014 is attributable in large part to an increase of approximately $570.5 million, or 5.9%, in withholding collections, an increase of approximately $277.4 million, or 15.8%, in cash income tax estimated payments, an increase of approximately $299.7 million, or 15.8%, in income tax payments with returns or bills, a decrease of approximately $77.7 million, or 5.5%, in cash income tax refunds, and an increase of approximately $234.3 million, or 4.7%, in sales and use tax collections, which were partly offset by a decrease of approximately $61.5 million, or 3.0%, in corporate and business tax collections. Excluding the $183.4 million in one-time tax-related settlements and judgments, exceeding $10 million each, received year-to-date, year-to-date fiscal year 2015 tax collections (through May) were approximately $389 million above the benchmarks associated with the fiscal year 2015 tax revenue estimate of $24.325 billion. (The one-time tax-related settlements and judgments, exceeding $10 million each, total does not include $11.4 million of non-tax related settlements and judgments received through May 31, 2015.) Better than expected income estimated payments, withholding, and lower refunds were the main categories contributing to the year-to-date above benchmark performance. The Department of Revenue estimates that the corporate and business tax amnesty program that began on March 16, 2015 and ended on May 15, 2015 resulted in approximately $15.5 million in payments as of June 3, 2015, approximately $2.5 million below the $18 million target.
Federal and Other Non-Tax Revenues
The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Federal reimbursements for fiscal year 2014 were $8.372 billion and are projected to be $9.791 billion for fiscal year 2015.
Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal year 2014, departmental and other non-tax revenues were $3.175 billion, including $494.9 million for Registry of Motor Vehicles fees, fines and assessments, $243 million from filing, registration and other fees paid to the Secretary of State’s office, $100.2 million in fees, fines and assessments charged by the court systems and $652.3 million in reimbursements from cities, towns and non-state entities for retiree benefits. Fiscal year 2015 departmental and other non-tax revenues are projected to be $4.011 billion.
Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery and Gaming Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for transfers from the Lottery of $989.7 million, $976.5 million, $1.075 billion, $1.050 billion and $1.069 billion in fiscal year 2010 through 2014, respectively.
Tobacco Settlement. In November 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry.
The Commonwealth’s allocable share equals more than $8.962 billion through fiscal year 2024, subject to adjustments, reductions and offsets. However, in pending litigation, tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017, inclusive.
The fiscal year 2012 budget included a requirement that, beginning in fiscal year 2013, 10% of the annual tobacco payments were to be transferred to the State Retiree Benefits Trust Fund, with the amount deposited to the State Retiree Benefits Trust Fund to increase by 10% increments annually thereafter until 100% of all payments would be transferred to that Fund. Pursuant to this requirement, in May 2013, the Comptroller transferred $25.3 million (10% of the $253.5 million in fiscal year 2013 tobacco settlement proceeds) to the State Retiree Benefits Trust Fund, with the balance deposited in the General Fund. The fiscal year 2014 budget included a provision that funded the scheduled 20% transfer to the State Retiree Benefits Trust Fund from unspent debt service appropriations, to the extent that they were available, rather than through tobacco settlement proceeds, with any balance of the 20% to be made up through a transfer of tobacco settlement proceeds. In fiscal year 2014 there were insufficient unspent debt service appropriations to fund the full 20% transfer, equal to $56.4 million, to the State Retirees Benefits Trust Fund, and approximately $15 million of tobacco proceeds was used to fund the balance. The fiscal year 2015 budget contains a similar provision requiring the scheduled 30% transfer of tobacco settlement funds, equal to approximately $73.7 million, to be funded from unspent debt service appropriations, to the extent that they are available, with any balance of the 30% to be made up through a transfer of tobacco settlement proceeds. The Governor’s fiscal year 2016 budget proposal included an appropriation to transfer $84.6 million from the General Fund to the State Retiree Benefits Trust Fund in lieu of the tobacco settlement funding mechanism for fiscal year 2016, an amount equal to approximately 35%, rather than the statutorily required 40%, of projected fiscal year 2016 tobacco settlement funds. Both the House and Senate versions of the fiscal year 2016 budget deleted this appropriation and substituted language requiring that 30% of the fiscal year 2016 tobacco settlement proceeds (projected to be approximately $73.2 million) be funded from unspent debt service appropriations, to the extent available, with the balance to be paid from tobacco settlement funds (House) or from non-tobacco moneys (Senate).
Settlements and Judgments. The fiscal year 2012 budget amended state finance law to provide that any one-time settlement or judgment amounting to $10 million or more is to be deposited in the Stabilization Fund rather than used as miscellaneous revenue for the current fiscal year. Legislation approved by the Governor on August 5, 2014 directed the Comptroller, for fiscal year 2014 only, to retain settlements or judgments in the General Fund, but not more than necessary to result in a consolidated net surplus of $57.5 million. This requirement resulted in the transfer from the Stabilization Fund to the General Fund of all remaining settlement or judgment revenues received during fiscal year 2014. As certified by the Comptroller in the fiscal year 2014 Statutory Basis Financial Report, the fiscal year 2014 consolidated net surplus was $22.8 million after this transfer of settlements or judgments revenue, which surplus resulted in two equal transfers of approximately $11.4 million to the Massachusetts Life Sciences Investment Fund and the Massachusetts Community Preservation Trust Fund. No amount was available to be transferred to the Social Innovation Financing Trust Fund.
The fiscal year 2015 budget included a provision modifying the law, beginning in fiscal year 2014, so that settlements and judgments in excess of $10 million would be deposited in the Stabilization Fund only to the extent that the total of all such settlements and judgments exceeded the average of such total for the five preceding fiscal years. The average of such total settlements and judgments for fiscal year 2014 (using fiscal year 2009 through fiscal year 2013) was $240 million and for fiscal year 2015 (using fiscal year 2010 through fiscal year 2014) is approximately $263 million. On May 5, 2015, the Commissioner of Revenue and the Attorney General certified that the Commonwealth had received $194.8 million in such payments ($183.4 million of which were tax-related and $11.4 million of which were non-tax-related) during the first ten months of fiscal year 2015.
Gaming. A ballot initiative petition to repeal the authorizing legislation, of the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth, failed on November 4, 2014.
On June 13, 2014, the Massachusetts Gaming Commission entered into an agreement with the Category 1 licensee in Region B, pursuant to which the licensee received a license effective on November 7, 2014, following the defeat of the ballot initiative. On September 17, 2014, the Massachusetts Gaming Commission entered into an agreement with the Category 1 licensee in Region A pursuant to which the licensee received a license effective on November 7, 2014. Each agreement deferred the payment of the 585 million license fee until after the outcome of the ballot initiative was determined. The Category 1 licensee in Region A made its payment on November 6, 2014, and the Category 1 licensee in Region B made its payment on November 17, 2014.

As of June 8, 2015, estimates project gaming to generate $171.8 million in revenue for Commonwealth budgeted and non-budgeted funds in fiscal year 2015. This includes a $20 million transfer into the Stabilization Fund to reimburse previously paid startup costs. Limitations on Tax Revenues
Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”
Fiscal Year 2015 and Fiscal Year 2016
Fiscal Year 2015
On January 14, 2014, a fiscal year 2015 consensus tax revenue estimate of $24.337 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal year 2015 consensus tax revenue estimate represents revenue growth of 4.9% actual from the revised fiscal year 2014 estimate of $23.200 billion. The $24.337 billion figure at that time included off-budget transfers of $1.793 billion for pension funding, $811.3 million in dedicated sales tax receipts for the MBTA (which was certified later to be $810.6 million and thereafter increased by $160 million pursuant to legislation signed by the Governor on October 31, 2014), $771.5 million in dedicated sales tax receipts for the MSBA (estimated to be $772.5 million, as of June 8, 2015) and $22.2 million for the Workforce Training Fund (estimated to be $21.5 million, as of June 8, 2015). The total amount of off-budget transfers is 53.398 billion. Accordingly, after taking into account the $122 million of capital gains tax revenue that exceeds the fiscal year 2015 threshold (and therefore must be deposited into the Stabilization Fund, State Retiree Benefits Trust Fund and the Commonwealth’s Pension Liability Fund), the Secretary and Committee chairs agreed that $20.817 billion would be the maximum amount of tax revenue available for the fiscal year 2015 budget and that they would base their respective budget recommendations on that number.
The fiscal year 2015 budget was enacted by the Legislature on June 30, 2014 and approved by the Governor on July 11, 2014. A $4.6 billion interim budget for the first month of fiscal year 2015 had been enacted by the Legislature and approved by the Governor on June 26, 2014. Total spending in the fiscal year 2015 budget approved by the Governor amounts to approximately $36.491 billion, after accounting for $16.1 million in vetoes. The fiscal year 2015 budget was approximately $1.946 billion, or 5.6%, greater than fiscal year 2014 estimated spending levels at the time of the signing of the budget.
The fiscal year 2015 budget assumed tax revenues of $24.430 billion, reflecting the fiscal year 2015 consensus tax estimate of $24.337 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, including a one-year delay of the FAS 109 deductions (additional $46 million), a tax amnesty program (additional $35 million) and enhanced tax enforcement initiatives (additional $12 million). Approximately $1.17 billion of the $24.430 billion tax estimate was assumed to be generated from taxes on capital gains. Pursuant to the excess capital gains revenue law, $122 million of the projected capital gains tax revenue was assumed not to be available for budgetary purposes. The enacted budget also assumed $240 million from the modification of the existing tax and non-tax judgment and settlement law.
The fiscal year 2015 budget as enacted relied on $428 million in one-time resources to support recurring spending. Among the one-time resources assumed as part of the fiscal year 2015 budget were a $140 million withdrawal from the Stabilization Fund, $85 million from potential unspent debt service appropriations to fund the fiscal year 2015 OPEB transfer, $46 million from the FAS 109 delay and $35 million from the tax amnesty program.
On July 25, 2014 the Governor approved legislation that included $15.7 million in appropriations, including $11 million for the development and implementation of job counseling and training services at the Department of Transitional Assistance and $2.9 million for the hiring of additional “employment specialist” caseworkers at the Department of Transitional Assistance.
On July 28, 2014, the Governor approved county government financial management legislation that allows certain counties to use deeds excise revenues for their required maintenance of efforts. The legislation is expected to result in an estimated revenue loss of $5.3 million in fiscal year 2015.

On August 6, 2014 the Governor approved legislation intended to improve the Commonwealth’s drinking water and wastewater infrastructure. The legislation totaled $4.5 million in appropriated spending, including $3 million for planning and technical assistance grants to be administered by the Department of Environmental protection and $1.5 million for a water technology innovation grant program to be administered by the Massachusetts Clean Energy Center.
On August 13, 2014 the Governor approved economic development legislation that included approximately $79.4 million in appropriations, as well as a $3 million transfer to the Housing Preservation and Stabilization Trust. The legislation also authorized a two-day sales tax holiday that occurred on August 16 and 17, 2014. The Department of Revenue estimates that the holiday cost $25.9 million in foregone sales tax revenue. The legislation also included tax credits and exemptions expected to result in an estimated tax revenue loss of $11.6 million in fiscal year 2015.
On November 19, 2014, the Secretary of Administration and Finance announced a revised estimate of revenue available to meet appropriations in fiscal year 2015 and announced his determination that, as so revised, revenues would be insufficient to meet authorized expenditures for the fiscal year. The amount of the deficiency was estimated to be $329 million. On the same date, the Governor reduced spending allotments pursuant to Section 9C of Chapter 29 by $198.1 million and filed legislation, which was not adopted, to reduce spending at most non-executive branch agencies by 1.5% ($21.8 million) and $10 million at MassDOT and to reduce the funding level for unrestricted local aid by $25.5 million. In addition, the Governor sought the return from several quasi-public authorities of a portion of the funding provided by economic development legislation approved in August 2014. Ultimately, $252 million of the outgoing Governor’s proposed solutions were implemented.
On January 8, 2015, a new Governor assumed office. On February 3, 2015, the new Secretary of Administration and Finance announced that she had identified a projected fiscal year 2015 budget shortfall of $768 million, after taking into account the $252 million of budget solutions and assuming $200 million of capital gains tax revenue would be retained in the General Fund and not transferred to the Stabilization Fund. The projected budget gap was the result of both revenue shortfalls and spending exposures.
On the same day, the Governor further reduced spending allotments pursuant to Section 9C by $145 million and announced $168 million in MassHealth savings from eligibility redeterminations, revenue optimization and cash management, including deferral of certain payments into fiscal year 2016. The Governor also filed legislation to reduce spending at most non-executive branch agencies by 1.79% ($53 million), reduce transportation spending by $40 million, implement a corporate tax amnesty program then expected to yield $18 million in additional fiscal year 2015 revenue and directing, for fiscal year 2015, excess capital gains collections to the General Fund rather than the Stabilization Fund (then estimated to be $131 million). The legislation was enacted by the Legislature on February 12, 2015 and approved by the Governor on February 13, 2015. The Governor’s budget balancing plan for fiscal year 2015 also assumed $105 million from non-tax revenue opportunities that are expected to generate additional revenue without increases to fees or fines, and $108 million in reversions (money that is appropriated but expected to remain unspent).
On March 31, 2015, the Governor approved legislation that included supplemental fiscal year 2015 appropriations totaling $404.4 million ($363.5 million net after assuming off-setting reimbursements), including $190 million for the GIC to support anticipated increases in Commonwealth employees’ health care claim costs, $50 million for snow and ice removal costs, $51.5 million for the family emergency assistance program that provides shelter for the homeless, $35 million for services provided by the Department of Children and Families and $34.7 million for private counsel compensation by the Committee on Public Counsel Services.
In response to widespread system failures experienced by the MBTA during the unusually severe winter weather in Massachusetts, the Governor appointed a Special Panel to review the MBTA. On April 22, 2015, based on the findings and recommendations of the Special Panel, the Governor filed legislation proposing reforms of the MBTA. The legislation proposes to constitute a Fiscal Control and Management Board to focus specifically on improving management of the MBTA. The new board would continue in its role until at least June 30, 2018, but not longer than June 30, 2020. Upon dissolution of that board, the MassDOT board would re-assume its supervision of the MBTA. As filed, the legislation would have no fiscal impact on the Commonwealth in fiscal year 2015 or fiscal year 2016 In subsequent fiscal years, the legislation would require the newly established Fiscal Control and Management Board to assume, in preparing the MBTA’s operating budget, that assistance from the Commonwealth would not exceed the sum of debt payments associated with debt incurred by the MBTA before fiscal year 2000 debt associated with transit mitigation commitments for the Central Artery/Ted Williams Tunnel project (approximately $108 million annually through fiscal year 2040) and any amount provided to facilitate the transfer of MBTA employees from the capital budget to the operating budget (projected to be up to approximately $67 million annually).

On May 4, 2015, the Governor approved legislation providing for an early retirement incentive program, which is intended to reduce the State workforce by approximately 4,500 FTEs. The program is expected to result in fiscal year 2016 net savings of approximately $172 million after the costs of pension contributions, health care and a limited amount of re-hiring are factored in. The plan would add an estimated $48.7 million to the Commonwealth’s annual contribution to the pension fund for the next 15 years beginning in fiscal year 2016. The Governor’s fiscal year 2016 budget recommendation included the fiscal year 2016 increment of this additional contribution and also included language that would increase accordingly the scheduled fiscal year 2017 pension funding payment.
Fiscal Year 2016
On March 4, 2015, the Governor filed his fiscal year 2016 budget recommendation, providing for a total of $38.062 billion in State spending, 3.0% greater than fiscal year 2015 estimated spending levels. The fiscal year 2016 budget recommendation is supported by a consensus tax revenue estimate of $25.479 billion (which represents 4.8% growth over the current year estimate), plus $151 million from three tax revenue initiatives proposed by the Governor: a non-filer tax amnesty program that is expected to generate $100 million in additional revenue and to result in additional future recurring tax revenue collections, an additional one-year delay in the implementation of the FAS 109 deduction ($45.8 million in fiscal year 2016) and a cap on tax incentives for the life sciences industry ($5.2 million). The Governor’s fiscal year 2016 budget proposal does not increase fees or taxes to support spending, and does not withdraw moneys from the Stabilization Fund, though it proposes to retain $300 million in capital gains tax receipts in the General Fund that would otherwise have been transferred to the Stabilization Fund under State finance law. The Governor’s fiscal year 2016 budget recommendation, along with other policy measures and management initiatives, including the continuation of an executive branch hiring freeze into fiscal year 2016 and the early retirement incentive program, addressed a structural imbalance of approximately $1.8 billion.
On April 30, 2015, the House of Representatives approved its version of the fiscal year 2016 budget, which is based upon the consensus tax revenue estimate for fiscal year 2016 of $25.479 billion. According to the House Committee on Ways and Means, the House budget provides for $38.056 billion in spending, approximately $6 million less than the Governor’s fiscal year 2016 budget proposal. However, the House budget funded the fiscal year 2016 transfer to the State Retiree Benefits Trust Fund in its budget at 30% of fiscal year 2016 tobacco settlement payments (projected to be approximately $73.2 million) by relying upon reversions in debt service accounts. The House budget requires that to the extent that such reversions are not sufficient to fund the transfer, the remainder shall be transferred from tobacco settlement payments. The House budget included the one-year delay in implementation of the FAS 109 deduction, retaining $300 million in capital gains tax receipts, and generating $100 million from the non-filer tax amnesty program.
On May 22, 2015, the Senate approved its version of the fiscal year 2016 budget, which is also based upon the consensus tax revenue estimate for fiscal year 2016 of $25.479 billion. According to the Senate Committee on Ways and Means, the Senate budget provides for $38.096 billion in spending, approximately $34 million more than the Governor’s fiscal year 2016 budget proposal. The Senate budget funded the fiscal year 2016 transfer to the State Retiree Benefits Trust Fund in its budget at 30% of fiscal year 2016 tobacco settlement payments (projected to be approximately $73.2 million) by relying on reversions in debt service accounts. The Senate budget requires that to the extent such reversions are not sufficient to fund the transfer, the remainder shall be transferred from revenue in excess of $100 million generated under the tax amnesty program authorized in the Senate budget. The Senate budget included the one-year delay in implementation of the FAS 109 deduction, retaining $300 million in capital gains tax receipts, and generating $100 million from the non-filer tax amnesty program. The Senate budget included several tax-related provisions, including an increase in the excise on certain tobacco products (flavored cigars and smoking tobacco), an increase in personal exemptions, an increase in the Earned Income Tax Credit and a freeze on the rate of taxation on Part B income at 5.15%. If enacted, these changes are projected to have a minor impact (additional $11 million) on fiscal year 2016 revenues, and more substantial impacts in later years.
The House and Senate have appointed a conference committee to reconcile the differences between each branch’s respective version of the budget. It is uncertain whether a final conference budget will be enacted by the Legislature and sent to the Governor for approval prior to the start of the new fiscal year on July 1, 2015. It is not unusual for the budget process to extend slightly into the next fiscal year, with final enactment of the budget occurring in early or mid-July. On June 22, 2015, the Governor filed an interim budget in the amount of $2.7 billion to provide maintenance funding for approximately two weeks beginning July 1, 2015, in the event that the fiscal year 2016 general appropriation act is not enacted and approved by that date, in order to ensure that the Commonwealth will be able to meet its payment obligations without delays in the new fiscal year. Also on June 22, 2015, the House and Senate passed an interim budget in the amount of $5.525 billion, which would provide maintenance funding for approximately one month. Interim budgets have frequently been used in past years to provide funding after the commencement of a new fiscal year until the final budget can be enacted and approved by the Governor. If the budget is not approved by or near the end of the period covered by an interim budget, the Governor will file successive additional interim budgets as needed to maintain consistent funding for governmental operations. When the general appropriation act is approved during the pendency’ of an interim budget, the interim budget ceases by its terms to be operative and the general appropriation act prevails. Like all other bills, the conference budget is presented to the Governor for approval or veto. In the case of the budget, the Governor also has the power to disapprove or reduce particular appropriations. The Governor is required to act within 10 days. Any such disapproval or reduction is treated as if it were a bill vetoed by the Governor, meaning that the Legislature may override it by a two-thirds vote of each house taken on or before the end of the legislative session, which, with respect to the current session, is expected to occur on November 18, 2015.
Cash Flow
The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. The Commonwealth does not engage in inter-fund borrowing. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All revenue anticipation notes, including those issued as commercial paper, must be repaid by the end of the fiscal year. As of June 8, 2015, the State had liquidity support for a $200 million tax-exempt commercial paper program for general obligation notes. The Commonwealth has relied upon the commercial paper program for additional liquidity since 2002.
The Commonwealth ended fiscal year 2014 with a non-segregated cash balance of approximately $1.34 billion. As of June 8, 2015, the most recent cash flow statement projected a fiscal year 2015 ending balance of approximately $2.433 billion.
The fiscal year 2015 statement is based upon the fiscal year 2015 budget signed on July 11, 2014 and all supplemental appropriations filed, enacted or anticipated, and includes all prior appropriations continued into fiscal year 2015. Fiscal year 2015 projections are based on actual spending and revenue through April 2015 and estimates for the remainder of the fiscal year. The fiscal year 2016 statement is based upon the Governor’s budget recommendations. Quarterly cash flow statements, as submitted by the State Treasurer to the House and Senate Committees on Ways and Means, are posted on the cash management page of the State Treasurer’s website.
Commonwealth cash deposits are held in insured or collateralized bank accounts and with the Massachusetts Municipal Depository Trust (“MMDT”), the Commonwealth’s investment pool for governmental entities.
The Commonwealth’s five-year capital investment plan, which is reviewed annually, calls for fiscal year 2015 capital spending of approximately $3.39 billion, which includes $2.13 billion in bond cap spending for fiscal year 2015, $600.8 million for the Accelerated Bridge Program, $427.4 million for projects funded by special obligation transit bonds and $237.6 million for project finance spending. The Commonwealth expects to file an updated five-year capital investment plan for fiscal year 2016-2020 on or before July 1, 2015.
The capital spending federal reimbursement estimates included in the fiscal year 2015 cash flow forecast assume re-capitalization of the Federal Highway Trust Fund.
For cash flow needs for fiscal year 2015, the Treasurer’s office issued $1.2 billion in revenue anticipation notes on September 30, 2014. The first tranche was repaid on April 23, 2015. The second tranche was repaid on May 28, 2015. The State indicated that the final tranche would be repaid on June 25, 2015.
The next cash flow statement is expected to be released on or about August 31, 2015.
Legal Matters
There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of June 8, 2015, in the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential financial plan resources available. A compilation of the legal proceedings against the Commonwealth can be found in the Commonwealth’s Information Statement, dated June 8, 2015 (prepared in connection with the issuance of general obligation bonds in Massachusetts) at http://emma.msrb.org/.

* * * * *
Additional Considerations
Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX 4
Economic and Financial Conditions in New Jersey
The following information is a brief summary of factors affecting the economy of the State of New Jersey (the “State” or “New Jersey”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.
New Jersey operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2016” refers to the State’s fiscal year beginning July 1, 2015 and ending June 30, 2016.
The “General Fund” is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The State Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund.
The undesignated General Fund balance at year end for fiscal year 2012 was $864.1 million, for fiscal year 2013 was $441.4 million, and for fiscal year 2014 was $301.4 million. For fiscal years 2015 and 2016, the balance in the undesignated General Fund is estimated to be $295.1 and $286.4 million, respectively. The undesignated General Fund balances are available for appropriation in succeeding fiscal years. There have been positive undesignated General Fund balances in the General Fund at the end of each year since the State Constitution was adopted in 1947.
New Jersey finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds. The recommended appropriation for debt service on the State’s general obligation bonds is $445.9 million for Fiscal Year 2016, and reflects savings from available bond premium from the sale of general obligation bonds in December 2014. The recommended appropriation also reflects normal increases in scheduled payments for existing general obligation bond debt service.
New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.
The State’s level of payroll employment as of April 2015 was 4.003 million, which was higher than (+46,400) the level of payroll employment as of April 2014. The increase in payroll employment during this period was 1.0 percentage points lower than the national rate of increase in payroll employment. During the twelve month period ending in April 2015, jobs were created in the following sectors: construction (+13,900), education and health services (+12,800), trade, transportation and utilities (+11,900), government (+6,500), other services (+3,800), manufacturing (+2,600), leisure (+2,300). Jobs were lost in the following sectors: mining (-100), information (-300), and professional and business services (-7,000).
According to information released by the New Jersey Department of Labor and Workforce Development on March 17, 2015, payroll employment in 2014 averaged 0.9% higher than in 2013. The 2014 increase in payroll employment in the State was one and four-tenths percentage points lower than the national increase in payroll employment.
The State’s unemployment rate declined from 6.7% in April 2014 to 6.5% in April 2015. The decline in the unemployment rate is due to an increase in the number of employed State residents. The increase in the number of employed State residents from April 2014 to April 2015 was 57,020, which is higher than the increase in the level of payroll employment over the same period. The discrepancy between the increases in the two measures reflects both differences in the concepts (nonresidents may hold jobs in New Jersey, and New Jersey residents may hold jobs in other states, may hold multiple jobs in New Jersey, may work in the agricultural sector, or be self-employed) and differences in the samples used to compile each of them. The State’s labor force participation rate is 64.2% as of April 2015, which is above the national labor force participation rate of 62.8%.
According to the United States Commerce Department, Bureau of Economic Analysis, in a report dated June 11, 2014, New Jersey’s gross state product rose 1.1% from 2012 to 2013, adjusted for inflation. The State’s growth in 2013 was higher than the 0.7% rate for the Middle Atlantic region as a whole and over the two years from 2011 to 2013, New Jersey’s gross state product grew more rapidly than all but one other state in the Northeast region. Prior to the inflation adjustment, New Jersey’s gross state product in 2013 totaled $543.1 billion, ranking eighth among the fifty states. Each of the seven states with higher gross state products than New Jersey have substantially higher populations, while three states with substantively higher populations than New Jersey have lower gross state products.
According to the United States Commerce Department, Bureau of Economic Analysis, in a report dated March 25, 2015, personal income for the State’s residents rose 3.0% during 2014. According to the April 2015 economic forecasts from IHS Global Insight and Moody’s Economy.com, personal income for New Jersey residents is expected to grow at a higher rate in 2015 and 2016 than in 2014.
New Jersey’s housing sector continues to improve, albeit slowly, but weakness remains in the number of homes in the foreclosure process. There were 28,119 building permits issued in 2014 which is a 15.9% increase over the 24,270 permits issued in 2013. The large multifamily sector was the strong point of the housing market with more than 16,000 permits issued in 2014 which was 26.0% higher than in 2013. The number of total building permits issued year-to-date as of April 2015 is 12.3% higher than at the same point in 2014. The New Jersey Association of Realtors reports that existing single-family home sales were 1.3% lower in 2014 than in 2013. The single-family home sector improved with sales as of April 2015 11.9% higher than at the same point in 2014. The New Jersey housing sector is expected to continue growing as the State’s labor market continues to strengthen and mortgage rates remain low. However there are still over 90,000 homes which remain in foreclosure in New Jersey. This is 7.7% of all mortgages which is more than twice the national average of 2.2%. This is due in large part to the particularities of the judicial foreclosure process in New Jersey which makes foreclosure more time consuming than in the nation as a whole. The significant number of properties still in the judicial foreclosure process continues to weigh on the recovery in the housing sector.
The auto sector continues to improve. Sales of new motor vehicles in 2014 were 4.5% higher than in 2013 and sales during the first three months of 2015 are 2.6% higher than the same period in 2014.
Economic conditions in New Jersey and the nation are continuing to improve. Nationally, payroll growth during 2014 was the strongest since 1999. Wage growth has lagged payroll growth; however wage growth should follow with continued improvement in the labor market. Continued improvement in the labor market should also translate to a stronger housing market recovery which has been uneven due to slow household formations and tighter lending standards. Nationally, economic growth slowed during the first quarter of 2015 as a result of harsh winter weather, the West Coast port slowdown, falling oil prices during the second half of 2014, and the stronger dollar. Economic growth is expected to rebound in both the second quarter and the second half of the year. Economic growth in China continues to slow while growth remains positive but weak for the European economies. The Eurozone also continues to be hampered by continued uncertainty regarding the Greek debt crisis.
The Federal Reserve Board members anticipate real GDP growth between 2.3% and 2.7% during 2015 and 2016 while the unemployment rate will continue to fall to 5.0% and inflation trends towards 2.0% during the same period. This has raised some uncertainty as to when the Federal Reserve’s Federal Open Market Committee will begin raising the federal funds rate. The initial projection was for the second half of 2015 with June being the earliest date. The Federal Open Market Committee, for its part, has announced that both the initial interest rate increase as well as the path of interest rate increases will be data driven. The FOMC will begin raising rates when “it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term.”
The economic outlook hinges on the success of supportive national fiscal and monetary policies. Availability of credit, stability in the financial markets, and continued improvement in consumer and business confidence are critical factors necessary for the continuation of the economic turnaround nationally and in New Jersey. The State and the nation may experience some near-term deterioration in growth and the expected pace of economic expansion may decline if consumers, investors, and businesses are negatively affected by concerns regarding long-term federal budget sustainability, the implementation of any actions directed at near-term cuts in federal spending or increases in taxes, the impact of federal health care reform on business costs, lack of credit availability, U.S. and international financial market stresses, any slowdown in the pace of global economic recovery, and geopolitical tensions, particularly those which lead to any substantial restrictions on energy supplies from the Middle East. To a large extent, the future direction of the economy nationally and in the State hinges on the assumptions regarding the strength of the current economic recovery, energy prices, and stability in the financial markets.

Litigation. The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.
Bacon v. New Jersey Department of Education. On September 8, 2014, the Bacon districts (sixteen rural, poor school districts) filed a verified complaint and order to show cause in the New Jersey Superior Court, Law Division. The Bacon districts previously had a multi-year administrative litigation (which ended in 2006) against the New Jersey Department of Education (“DOE”) to determine whether the prior funding formula under the Comprehensive Educational Improvement and Financing Act (“CEIFA”) was unconstitutional as applied to the Bacon districts. While factual findings were made that the Bacon districts were not providing a thorough and efficient education to their students, in March 2008, the Appellate Division ordered the DOE Commissioner to conduct a needs assessment of the Bacon districts to determine whether the School Funding Reform Act of 2008 (“SFRA”) provided sufficient funds to the Bacon districts in order to provide a thorough and efficient education to their students. The reports concluded that sufficient funds were available but also directed regionalization studies, training and technical assistance. Plaintiffs now allege that because the Bacon districts have not received the State aid required under SFRA, the Bacon district students are being deprived of a thorough and efficient education as called for in the State Constitution. The Plaintiffs seek an order “requiring the provision of K-12 funding, preschool, facilities improvements and other measures as determined necessary to remedy the continuing constitutional violation” in the Bacon districts. The State’s motion to dismiss was granted on December 15, 2014. The Bacon districts filed an appeal, which is currently pending in the Appellate Division. The State intends to vigorously defend this matter.
New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, the New Jersey Department of Environmental Protection (“DEP”), the Commissioner of DEP, and the Administrator of the New Jersey Spill Compensation Fund (collectively, “Plaintiffs”) filed suit in the Superior Court, Law Division, Essex County against Occidental Chemical Corporation (“Occidental”), Maxus Energy Corporation (“Maxus”), Tierra Solutions, Inc. (“Tierra”), Repsol YPF, S.A. (“Repsol”), YPF, S.A. (“YPF”), YPF Holdings, Inc. and CLH Holdings, Inc. seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation (“Diamond Shamrock”), a predecessor of defendant Occidental. In November 2008, Maxus and Tierra filed counterclaims against the Plaintiffs seeking, among other things, (a) contribution under the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 to -23.24 (the “Spill Act”), for an equitable share of any Passaic River cleanup and removal costs and damages for which Maxus and Tierra may be found liable, (b) claims under the Environmental Rights Act, N.J.S.A. 2A:35A-1 to 35A-14, and an injunction against the issuance of permits issued in violation of N.J.S.A. 58:14-7 and -8; (c) the abatement of discharges of untreated or inadequately treated wastewater in the Newark Bay Complex; the abatement of pollution sources from outside the Newark Bay Complex; and an order removing DEP as trustee for natural resources within the Newark Bay Complex, (d) a judgment finding DEP liable for aiding and abetting discharges of polluting matter into the Passaic River, and an injunction prohibiting DEP from permitting or condoning the further discharge of polluting matter into the Passaic River or its tributaries, (e) the reduction or extinction of any judgment rendered against Maxus and Tierra under the doctrine of recoupment, (f) a judgment that DEP is liable for public nuisance in the event that all or part of the Newark Bay Complex is determined to be a public nuisance, (g) an order imposing on the Plaintiffs an equitable share of any relief the court might order on the Plaintiffs’ public nuisance claims, (h) an order setting off the Plaintiffs’ share of liability for discharges of hazardous substances into the Newark Bay Complex and an order setting off any benefits that the Plaintiffs have received from activities that contaminated the Newark Bay Complex against any liability that Maxus and Tierra may have, and (i) contribution for a proportionate share of cleanup and removal costs, damages or other losses for which Maxus and Tierra may be held liable or that they have incurred or may incur for the Newark Bay Complex. In February 2009, Maxus and Tierra filed third party complaints against the State, the Department of Agriculture (“NJDA”), New Jersey Transit and the Department of Transportation (“NJDOT”), among others, seeking contribution from each of these Third Party Defendants. With respect to NJDOT, Maxus and Tierra allege that hazardous substances were discharged into the Newark Bay Complex from the Kearny Oil Lake Site while NJDOT owned and operated that site and that NJDOT is a discharger under the Spill Act. With respect to the NJDA, Maxus and Tierra allege that mosquito spraying conducted by the NJDA in the vicinity of the Passaic River or its tributaries contributed to the contamination in the Passaic River. NJDOT and NJDA joined in separate motions to dismiss portions of the third party complaint filed by Maxus and Tierra. In December 2010, the Special Master assigned to this matter recommended the dismissal of certain of Maxus and Tierra’s counterclaims against Plaintiffs and cross claims against the State, as a third-party defendant. Specifically, the Special Master recommended dismissal of Maxus and Tierra’s claims: (1) against DEP and the State involving their regulatory roles, including those for failure to enforce the law; (2) involving the State’s ownership of submerged lands; (3) alleging that DEP and/or the State improperly issued certain permits; (4) against DEP involving spraying of DDT; (5) against DEP and the State involving the Kearny Oil Lake site; and (6) against DEP and the State alleging violation of the Public Trust Doctrine. Maxus and Tierra appealed the Special Master’s recommendation to the court. On March 8, 2011, the court adopted the Special Master’s recommendations and dismissed certain of Maxus and Tierra’s claims against DEP and all of the claims against the State, as third party defendant and issued an order to that effect on May 11, 2011.
On July 19, 2011, the court ruled that Occidental, as the successor to Diamond Shamrock is strictly, jointly and severally liable under the Spill Act for all cleanup and removal costs associated with the hazardous substances discharged by Diamond Shamrock from the Lister Avenue Site into the Passaic River between 1951 and 1969. A similar judgment was rendered under the Spill Act against Tierra on August 24, 2011, on the basis that Tierra, the current owner of Diamond Shamrock’s Lister Avenue Site, knowingly took title to the contaminated Lister Avenue Site. The court also granted Occidental’s motion for partial summary judgment against Tierra, finding that Tierra was liable to Occidental in contribution on the same basis. On that same date, Occidental also obtained a judgment against Maxus on a claim for indemnity under a 1986 Stock Purchase Agreement, whereby Occidental purchased all of the stock of Diamond Shamrock from Maxus. The court found that Maxus was liable to Occidental in perpetuity for any cleanup and removal costs paid by Occidental as the successor to Diamond Shamrock. On May 21, 2012, the court granted the State’s motion for partial summary judgment against Maxus on liability, finding Maxus, as the alter ego of Tierra, strictly liable, jointly and severally under the Spill Act for all cleanup and removal costs associated with the hazardous substances discharged at and from the Lister Avenue site. The judgment against Maxus concluded the liability phase of the action.
Both the Plaintiffs and Occidental have alleged that Repsol and YPF committed a fraud upon both parties by systematically stripping assets from Maxus leaving Maxus unable to satisfy any Passaic River cleanup liabilities that may be imposed on it.
On January 22, 2013, attorneys for the Plaintiffs and several hundred Third-Party Defendants (including NJDOT and NJDA) informed the court that they reached preliminary agreement on a proposed Consent Judgment to settle certain claims. On March 23, 2013, the State informed the court that a super-majority of the Third-Party Defendants had approved the Consent Judgment. On October 28, 2013 the Consent Judgment was submitted to the court for approval and was approved on December 12, 2013.
On April 15, 2013, attorneys for the Plaintiffs and Defendants Tierra; Maxus; Maxus International Energy Company; Repsol; YPF; YPF Holdings, Inc.; YPF International S.A., and CLH Holdings, Inc. (collectively, the “Settling Defendants”) informed the court that they had agreed on a confidential term sheet setting forth a framework to resolve the claims between them and also informed the court that they had reached preliminary agreement on a proposed Settlement Agreement. On June 7, 2013, the Plaintiffs reported to the court that the Settling Defendants had approved the Settlement Agreement. On October 28, 2013 the Settlement Agreement was submitted to the court for approval and was approved on December 12, 2013. On March 26, 2014, the Appellate Division granted the State’s motion for summary disposition and affirmed the Settlement Agreement.
Occidental did not participate in the Settlement Agreement with the Settling Defendants and was the only original Defendant remaining in the case. However, Occidental subsequently reached a separate settlement with the Plaintiffs, which was approved by the Court on December 16, 2014.
East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the Plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the DEP denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the Plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that DEP could not approve development of the 80 remaining acres without first adopting rules. Since DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. The State filed an appeal of the trial court’s decision and East Cape May Associates filed a cross-appeal. On July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. East Cape May Associates petitioned the New Jersey Supreme Court for certification of this decision, which was denied. Upon remand from the Appellate Division, DEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies expressed opposition to the proposed settlement. On May 25, 2012, East Cape May Associates served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process. DEP has initiated the reconsideration process pursuant to the regulations.
On June 4, 2014, DEP issued its amelioration authorization which approves development of between 80 to 90 dwelling units clustered on approximately 25 acres of land on the 100-acre parcel. The authorization is consistent with municipal residential zoning, requiring conservation of the remaining 75 acres. DEP is also requiring mitigation of 25 acres of barren land which will serve the migratory bird species which now use the subject property. Plaintiff has reinstated its longstanding complaint in the trial court. Plaintiff claims the amelioration authorization is excessive for this environmentally sensitive property and therefore does not follow DEP’s rules, and is also inadequate to avoid a taking.
Discovery is ongoing. The trial court judge has initially ordered that DEP must produce its experts first, stating that DEP holds the burden of proof. DEP has filed an interlocutory motion for leave to appeal the burden of proof assignment. Surrounding neighbors have also formed a nonprofit entity to challenge the amelioration authorization and have been granted intervenor status. The State is vigorously defending this matter.
Berg v. Christie. On December 2, 2011, a number of retired Deputy Attorneys General and retired Assistant Attorneys General (collectively, the “Plaintiffs”) filed a lawsuit in Superior Court, Law Division, Mercer County against various State officials challenging the constitutionality of Section 25 of Chapter 78, which temporarily suspends the payment of pension adjustments to retired public employees. The Plaintiffs allege violation of multiple provisions of both the State and federal constitutions and seek monetary damages, injunctive relief, and a declaratory judgment. On February 2, 2012, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted. On March 16, 2012, Plaintiffs’ filed cross-motion for summary judgment. On April 16, 2012, the New Jersey Education Association and other labor organizations (collectively, the “NJEA”) filed a motion to intervene or, in the alternative, to be permitted to submit an amicus brief. On April 23, 2012, the court granted NJEA’s motion to intervene permissively. On June 7, 2012, the court entered an Order granting the State’s motion to dismiss, denying Plaintiffs’ cross-motion for summary judgment, and dismissing Plaintiffs’ Complaint. On June 20, 2012, the court issued an amended Order that 1) converted the State’s motion to dismiss into a motion for summary judgment, 2) granted the State’s motion for summary judgment, 3) denied the Plaintiffs’ cross-motion for summary judgment, 4) dismissed the Plaintiffs’ Complaint, 5) dismissed NJEA’s Complaint-in-Intervention, and 6) vacated its June 7, 2012 Order. Plaintiffs filed an appeal on August 1, 2012. The NJEA, as Plaintiff-Intervenors, filed a notice of appeal and a motion to consolidate their appeal with the appeal that the Plaintiffs’ have filed. On October 4, 2012, the Appellate Division consolidated Berg v. Christie and the appeal of the NJEA Plaintiff-Intervenors which challenged the provision of Chapter 78 that temporarily suspends future COLA payments. On June 26, 2014, the Appellate Division reversed the trial court’s grant of summary judgment and remanded for determination of whether Plaintiffs can meet the remaining prongs of a contract clause impairment analysis, while dismissing all other Plaintiffs’ claims. On July 14, 2014, the pro se Plaintiffs filed a notice of petition with the New Jersey Supreme Court seeking a review of the Appellate Division’s dismissal of all other Plaintiffs’ claims. On July 16, 2014, the State filed a notice of cross-petition with the New Jersey Supreme Court on the State contracts clause claim. The State is vigorously defending this matter.
Pension Funding Litigation (Burgos et al. v. State et al.; CWA et al. v. Christie et al.; NJEA et al. v. State et al.; PANJ et al. v. State et al.) On May 20, 2014, the Governor issued Executive Order No. 156 that ordered the Budget Director to place into reserve $887 million that had been appropriated to pay down the UAAL of the Pension Funds. On June 4, 2014, a number of State Police-associated groups (“Burgos Plaintiffs”) filed a verified complaint and order to show cause in the Law Division challenging the Governor’s actions and naming both the Executive Branch and the Legislature as Defendants. On June 9, 2014, the Communications Workers of America (“CWA”) and various other unions filed a separate verified complaint and order to show cause also challenging the Governor’s actions in Fiscal Year 2014 and the Treasurer’s recommendation that, due to an unprecedented revenue shortfall, the State not make the scheduled Chapter 1 ARC payment in Fiscal Year 2015. On June 9, 2014, the NJEA also filed a complaint challenging the Governor’s actions in Fiscal Year 2014 and the State’s proposed action in Fiscal Year 2015, but did not seek preliminary relief. On June 10, 2014, the Court signed CWA’s order to show cause, again rejecting the application for preliminary restraints and scheduling a preliminary injunction hearing for June 25, 2014. On June 10, 2014, the trial court also sua sponte consolidated the three matters. Thereafter, the New Jersey Principals and Supervisors Association (“PSA”) filed a motion to intervene in NJEA’s action, which the court granted. On June 17, 2014, the Probation Association of New Jersey (“PANJ”) filed a separate verified complaint, but not an order to show cause. On June 18, 2014, the Legislative Defendants filed a motion to dismiss the State Trooper’s Complaint, the only complaint which named the Legislature as defendants. On June 25, 2014, the trial court heard oral argument and issued an opinion denying Plaintiffs’ requests for preliminary injunctive relief and granting the Legislative Defendants’ motion to dismiss.
On July 21, 2014, the trial court, at the State Executive Defendants’ request, issued an order extending the time by which to file a responsive pleading from July 25, 2014 to August 25, 2014. On July 25, 2014, the Burgos Plaintiffs filed an amended complaint, challenging the State’s decision not to appropriate monies in Fiscal Year 2015 to pay down the UAAL. On that same day, the CWA likewise filed an amended complaint, also challenging the State’s decision not to appropriate monies in Fiscal Year 2015 to pay down the UAAL. CWA also moved to proceed summarily pursuant to R. 4:67-1(b). On September 2, 2014, the State Executive Defendants moved to dismiss all of the complaints filed in this matter. On February 23, 2015, the trial court denied the State’s Executive Defendants’ motion to dismiss and granted the Plaintiff’s motion for summary judgment. The trial court also declared that the State’s failure to make the full Chapter 1 ARC payment for Fiscal Year 2015, as required by Chapter 78, impairs the Plaintiff’s rights under the Contracts Clauses of the federal and State Constitutions. The trial court also ordered the State Executive Defendants to “work with” the Legislature to “satisfy this constitutional obligation.”
On March 13, 2015, the State filed a notice of motion for leave to appeal an interlocutory order with the Appellate Division. On March 31, 2015, the State filed its brief in support of its motion for leave to appeal interlocutorily and on the same day also filed an emergent motion for direct certification to the New Jersey Supreme Court. The New Jersey Supreme Court granted the motion for emergent direct certification on April 6, 2015. All briefing is complete and oral argument was held on May 6, 2015. The Supreme Court issued an opinion on June 9, 2015 holding that “the Legislature and Governor were without authority to enact an enforceable and legally binding long-term financial agreement through” Chapter 78. Therefore, the pension funding right in Chapter 78 is subject to appropriation.
Following issuance of the trial court’s decision in Burgos v. Christie on February 23, 2015, and the presentation of the Governor’s Fiscal Year 2016 Budget Message, the Burgos plaintiffs, together with additional unions and individual public employees, filed orders to show cause and verified complaints based on the Governor’s recommendation to fund less than 5/7 of the Chapter 1 ARC payment, as required by Chapter 78. Plaintiffs assert that the Governor’s recommendation violates their rights and will lead to an appropriation of less than the required Chapter 1 ARC payment, also in violation of their rights. The orders to show cause seek mandamus, declaratory and injunctive relief: declaring that the budget recommendation violates their rights under Chapter 78 and the Contracts Clause of the State Constitution and directing the State to notify the trial court of what actions it has taken to satisfy plaintiffs’ right to Fiscal Year 2016 pension contributions. The mandamus relief seeks to compel the Governor to include the full Chapter 1 ARC (5/7ths) pension contribution in a revised budget message and in the Annual Appropriations Act. The trial court has postponed oral argument pending the New Jersey Supreme Court’s decision in Burgos.
While the Burgos was pending unheard before the trial court, the Boards of Trustees for PERS, TPAF and PFRS (collectively, the “Pension Boards”) filed a complaint to compel payment of the unfunded liability contribution for Fiscal Year 2014 and to direct the State to pay future liabilities in Fiscal Year 2015 and beyond. Characterized as a collection action distinct from the Burgos matters, the Pension Boards set forth three legal theories: enforcement of the pension statutes, constructive trust, and account stated. In the alternative, the Pension Boards sought declaratory relief that two other provisions of Chapter 78 (temporary suspension of future COLAs and increased employee contributions) should not be enforced if the State fails to make its annual ARC payments. The State filed a motion to dismiss on February 23, 2015. The Pension Boards filed an amended complaint on April 30, 2015. A briefing schedule has been set, with oral argument in the Pension Boards matter currently scheduled for August 4, 2015. The State will vigorously defend this matter.
Oracle International Corporation v. Director, Division of Taxation. On or about March 25, 2009, Oracle International Corporation (“Oracle”) filed a complaint contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) December 17, 2008 Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 2001 through May 31, 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds, including that Oracle does not have nexus to the State and that the State’s “Throw Out Rule” under N.J.S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and federal constitutions. Discovery is ongoing. The State intends to vigorously defend this matter.
Pfizer Inc. et al. v. Director, Division of Taxation. Two taxpayers, Pfizer Inc. (“Pfizer”) and Whirlpool Properties, Inc. (“Whirlpool”), challenged the New Jersey Tax Court’s affirmance of the facial constitutionality of the Corporation Business Tax (“CBT”) “Throw-Out Rule,” which affected the amount of taxable income taxpayers “allocate” to the State through 2010. In pursuit of their facial challenges, the taxpayers asserted that the Throw-Out Rule (which requires the exclusion of certain receipts from the CBT “allocation formula”) violates the Due Process and Commerce Clauses of the United States Constitution as well as various equitable principles. Two amici curiae further claimed that the Throw-Out Rule violates the Supremacy Clause of the United States Constitution. On May 29, 2008, the Tax Court granted the Division’s cross-motion to sustain the facial constitutionality of the Throw-Out Rule. Taxpayers’ “as-applied” challenges remain. In August 2008, Pfizer and Whirlpool sought leave for interlocutory review in the New Jersey Supreme Court. The New Jersey Supreme Court granted interlocutory review, but concurrently remanded to the Appellate Division for review on the merits. On July 12, 2010, the Appellate Division affirmed the Tax Court’s decision on the facial constitutionality of the Throw-Out Rule. On October 21, 2010, the New Jersey Supreme Court granted the taxpayers’ motion for leave to appeal. On May 3, 2011, Pfizer and the Division settled their dispute concerning the facial constitutionality of the Throw-Out Rule. By a unanimous opinion dated July 28, 2011, the New Jersey Supreme Court affirmed, with modification, the facial constitutionality of the Throw-Out Rule. Whirlpool’s “as applied” constitutional challenge remains for adjudication by the Tax Court. Discovery is ongoing with respect to Whirlpool’s “as applied” constitutional challenge. The State is vigorously defending this matter.
Banc of America Consumer Card Holdings Corporation v. Director, Division of Taxation. On or about August 5, 2011, Banc of America Consumer Card Holdings Corporation (“BOA”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s May 9, 2011 denial of a CBT refund for tax periods January 1, 2006 through December 31, 2008. BOA does not challenge the State’s jurisdiction to impose CBT. BOA alleges that its income from intangibles should be sourced to BOA’s alleged commercial domicile outside of the State. The State filed an answer to the complaint on October 4, 2011, and an amended answer on March 6, 2012. The parties have completed the initial stage of discovery. On April 2, 2015, plaintiff filed a motion for partial summary judgment. The State’s opposition is due on July 7, 2015. The State is vigorously defending this matter.
New Cingular Wireless, PCS, LLC v. Director, Division of Taxation. On or about August 4, 2012, New Cingular Wireless, PCS, LLC (“New Cingular”) filed a complaint in the Tax Court, contesting the Division’s October 5, 2011 denial of a Sales and Use Tax refund claim on behalf of its customers for tax periods November 1, 2005 through September 30, 2010. The Division denied New Cingular’s claim for refund on the grounds that a portion of its claim is barred by the statute of limitations and that New Cingular had not demonstrated that it refunded the applicable Sales and Use Tax to its customers before filing its claim with the Division, as required by statute. Furthermore, the State does not permit a refund claim on behalf of a class. In an opinion dated February 21, 2014, the Tax Court ruled that New Cingular could claim a refund. The Tax Court remanded the matter to the Division for review of the substantive basis for New Cingular’s refund claim. The Division’s review is to be completed on or before August 1, 2015. The State is vigorously defending this matter.
DeVry Educational Development Corporation v. Director, Division of Taxation. On February 23, 2012, DeVry Educational Development Corporation (“DeVry”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s November 22, 2011, Final Determination. The Division concluded that DeVry is subject to CBT commencing July 1, 2002 and is required to file returns. DeVry alleges that it is not subject to tax, and alternatively, if it is subject, that the repealed Throw Out Rule is unconstitutional, on its face and as applied. The Division filed an Answer to Complaint on June 6, 2012. Discovery is ongoing. The State intends to vigorously defend this matter.
Frank Greek and Son, Inc. v. Verizon New Jersey, Inc. et al. Plaintiff Frank Greek and Son, Inc. (the “Plaintiff”), filed a nominal class action lawsuit against Verizon, alleging that: (1) Verizon overcharged customers by charging “custopak” customers for the New Jersey enhanced 9-1-1 fee (“E911 Fee”) on six telephone lines even if those customers actually contracted for less than six lines; and (2) Verizon overcharged customers generally for various other fees and services and therefore violated the New Jersey Consumer Fraud Act. Verizon denies that it improperly charged the E911 Fee and other charges, and it filed a third-party complaint against the Division. Verizon claims that all E911 Fees it collected were remitted to the Division and that Division should refund allegedly overpaid E911 Fees of approximately $30 million to a third-party class action trust fund administrator. The Division objects to this approach because the E911 Fee statute (N.J.S.A. 52:17C-18(c)), incorporates the State Uniform Tax Procedure Law (N.J.S.A. 54:48-1 et seq.) which expressly prohibits refund claims on behalf of a class. The trial court denied Verizon’s and the Division’s motions to dismiss Plaintiff’s complaint on August 20, 2014. Subsequently, Verizon filed an interlocutory appeal, which was granted by the Appellate Division. In the interim, the Plaintiff amended its complaint. Verizon and the Division have filed motions to dismiss the amended complaint. On April 21, 2015, the trial court granted the Division’s motion to dismiss in part with respect to claims concerning the New Jersey Civil Rights Act. The State intends to vigorously defend this matter.
In re Failure of Council on Affordable Housing to Adopt Trust Fund Commitment Regulations. On July 2, 2012, Fair Share Housing Center (“FSHC”) sought and received permission to file an emergent motion with the Superior Court, Appellate Division to obtain an immediate preliminary injunction, and subsequently upon briefing and argument, a permanent injunction against the Council on Affordable Housing (“COAH”) from requiring municipalities to transfer balances in their municipal affordable housing trust funds uncommitted within four years from the date of collection to the “New Jersey Affordable Housing Trust Fund” (the “AH Trust Fund”), established pursuant to section 20 of L.1985, c.222 (C.52:27D-320), as amended by L.2008, c.46 (C.52:27D-329.1 et al.), until COAH adopts regulations that define what constitutes a “commitment” by the municipality to spend such monies. Pursuant to the Fiscal Year 2013 Appropriations Act, an amount not to exceed $200 million of monies received in the AH Trust Fund shall be deposited in the State General Fund as State revenue. Amounts appropriated in the Fiscal Year 2013 Appropriations Act for the provision of programs for affordable housing for households and individuals with low and moderate incomes shall be credited against such funds deposited into the State General Fund from the AH Trust Fund. The Appellate Division denied the request for restraint. While denying injunctive relief, the Appellate Division noted that it expected the State to provide affected municipalities with adequate notice and an opportunity to contest a transfer of municipal affordable housing trust funds. On August 10, 2012, in a separate, distinct matter, in response to FSHC’s motion to enforce litigant’s rights, the Appellate Division issued an order enjoining the transfer or request for transfer of uncommitted municipal affordable housing trust funds until COAH meets and authorizes the transfer or request for transfer of such funds. Subsequently, the Appellate Division granted motions by the League of Municipalities and several towns to intervene. On May 1, 2013, COAH adopted a resolution authorizing COAH staff to send out updated letters requiring municipalities to submit by May 22, 2013 their reasons as to why they disagreed with COAH staff’s determination of how much of the municipalities affordable housing trust fund is uncommitted. COAH also approved the Appellate Division’s definition of “uncommitted.” The total amount of “uncommitted” in the updated letters sent out by COAH is approximately $165 million. On May 10, 2013, FHSC filed an emergent application for a stay of the implementation of COAH’s May 1, 2013 resolution. On May 13, 2013, the Appellate Division issued an order granting FSHC’s emergent application for a stay and set forth a briefing schedule. On May 20, 2013, the State sought interlocutory relief from the Supreme Court from the Appellate Division’s May 13, 2013 order. On May 28, 2013, the New Jersey Supreme Court partially vacated the stay, permitting COAH to gather and evaluate municipalities’ submissions. On June 7, 2013, the Appellate Division vacated the remainder of the stay entered on May 13, 2013, subject to the following conditions: (1) the letters sent by COAH dated May 1, 2013 to the municipalities are vacated: (2) municipalities affected by COAH’s letter have 30 days to respond to COAH; (3) COAH shall provide 15 days’ notice of its board meeting to the municipalities prior to allowing the seizure of any funds; (4) any affected municipality may then appeal COAH’s action to seize any funds, to the Appellate Division. On June 28, 2013 COAH sent out updated letters consistent with the Appellate Division’s order. COAH is analyzing responses received from the affected municipalities. Briefing was completed in the underlying appeal on or about July 3, 2013. Subsequently, on July 26, 2013, FSHC filed a motion to amend its notice of appeal so as to include an appeal of COAH’s May 1, 2013 resolution, and to allow FSHC to file a supplemental brief. The court granted the application on August 12, 2013 and also granted motions by COAH and the other parties permitting them to file replies to the supplemental brief. Briefing was completed in November 2013. Oral argument in the case was heard on March 24, 2015. On April 9, 2015, the Appellate Division enjoined any seizure of AH Trust Funds by COAH or the executive branch and that any future disposition of AH Trust Funds is subject to disposition by the State courts on a case-by-case basis.
Hammerman & Gainer, Inc. v. State of New Jersey. Hammerman & Gainer, Inc. (“HGI”) was engaged to assist DCA with the administration of the Superstorm Sandy Housing Incentive Program (“SSHIP”), which was designed to serve as the intake and administration function for the State’s other recovery programs available to homeowners affected by Superstorm Sandy. This involved the development and operation of an information technology system, application intake process and eligibility determinations for various Superstorm Sandy programs. On May 8, 2013, HGI was awarded a three-year contract by the Division of Purchase and Property on behalf of the Department of Community Affairs. The contract was terminated by mutual agreement effective January 20, 2014. During the term of the contract, the State made payments to HGI subject to the State’s right to reconcile HGI’s invoices and make appropriate adjustments. After its review, the State determined that HGI overbilled the State and that the State was entitled to various set-offs as a result of HGI’s failure to perform certain obligations expressly provided for in the contract and inadequate performance of others. On February 7, 2014, HGI submitted a demand for arbitration to the American Arbitration Association. On April 15, 2014, HGI submitted an amended demand. The State submitted an answer on May 9, 2014. The parties settled the entire matter on May 21, 2015.
Escobar v. DYFS et al. On July 17, 2009, Plaintiff’s child was allegedly shaken by his biological father. As a result, the child is severely disabled and requires life care by professionals. The biological father is currently incarcerated for aggravated assault. The Division of Youth and Family Services (“DYFS”) (now known as the Division of Child Protection and Permanency in the Department of Children and Families) allegedly had knowledge that the biological father had a history of drug use, domestic violence, mental health disorders and other issues. DYFS also was allegedly aware that the child showed prior evidence of abuse. Plaintiff alleges that DYFS failed to adequately investigate the reports of alleged abuse. After the completion of the trial, the jury awarded the Plaintiff $166 million, of which approximately $57 million was for pain and suffering, approximately $4 million was for the child’s past medical needs and $105 million is to cover the child’s future medical needs. The State filed a motion for a new trial and, in the alternative, for remitter on the awards for pain and suffering and the child’s future medical needs. On March 19, 2014, the court ruled on the motion for remitter, reducing the award against the State to $102,630,618 by reducing the amount allocated for future medical needs from $105,000,000 to $75,868,321 based on the assumption of the child’s life expectancy of 79 years and by allocating 25% liability to the biological father. On April 1, 2014, the court entered a final order judgment in the case. On April 22, 2014, the State filed a notice of appeal. All briefing in this matter is completed. The Appellate Division has not yet issued its decision. The State is vigorously defending this matter.
Gomez v. DCPP et al. On March 12, 2012, the plaintiff child was allegedly assaulted by her biological father. The plaintiff suffered severe injuries. The Division of Child Protection and Permanency in the Department of Children and Families (“DCPP”) allegedly knew that the plaintiff’s parents had a history of drug and alcohol abuse, psychiatric problems and were unemployed. The biological mother had two other children removed from her care and was in a methadone program when the plaintiff was born. The biological father also had an extensive criminal history of domestic violence. Plaintiff claims DCPP failed to comply with its own policy and procedure, failed to remove the plaintiff from the home, negligent training, violation of the New Jersey Child Placement Bill of Rights, and Section 1983 claims. The complaint was filed in State Court on February 12, 2015. On March 11, 2015, DCPP removed the case to the U.S. District Court for the District of New Jersey and filed a motion to dismiss the complaint. The State’s motion to dismiss the complaint was denied without prejudice on May 8, 2015. The plaintiff agreed to withdraw the federal claims and the matter was remanded to State court. The State is vigorously defending this matter.
Medicaid, Tort, Contract, Workers’ Compensation and Other Claims. The Office of the Inspector General of the U.S. Department of Health & Human Services (“OIG”) has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State’s Department of Human Services (“DHS”). The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services (“CMS”) which may, in whole or in part, accept or disagree with the OIG’s recommendations. If the OIG’s recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances. However, DHS is disputing OIG’s audit findings. In addition, the State has currently reserved certain revenues that would mitigate, but not completely offset, the State’s exposure assuming CMS upholds the OIG’s recommended claim disallowances. Given that the State is currently disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. The State is unable to estimate its exposure for these claim disallowances.
The Internal Revenue Service (IRS) has opened an examination for tax years 2011, 2012 and 2013, of the State’s Form 945, Annual Return of Withheld Federal Income Tax based on instances where the IRS has identified that the State may not have properly backup withheld for some of its vendors. Section 3406 of the Internal Revenue Code of 1986, as amended (the “Code”) requires backup withholding be imposed by a payor making a reportable payment to recipients under certain circumstances. Section 3406 authorizes the IRS to assess the payor for such backup withholding and also to assess penalties for failure to backup withhold. The IRS has given the State until the end of June 2015 to investigate these instances of failure to backup withhold and to provide documentation to the IRS indicating that there were valid reasons to not require backup withholding in such instances. The State is not able at this time to estimate any amounts the IRS will assess the State for backup withholding or penalties. The State intends to vigorously defend this matter.
At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.
The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.
At any given time, there are various numbers of claims by employees against the State and State agencies seeking recovery for workers’ compensation claims that are primarily paid out of the fund created pursuant to the New Jersey Workers’ Compensation Law (N.J.S.A. 35:15-1 et seq.). Claimants in such matters are seeking recovery for personal injuries suffered by a claimant by accident arising out of and in the course of the claimant’s employment due to the employer’s negligence. The State is unable to estimate its exposure for these claims.
Prior to July 1, 2013, there were various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey (“UMDNJ”) and its employees, seeking recovery of monetary damages that were primarily paid out of the UMDNJ Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). An independent study estimated an aggregate potential exposure of $148,897,000 for tort and medical malpractice claims for UMDNJ pending as of December 31, 2012. As a result of the enactment of the New Jersey Medical and Health Sciences Education Restructuring Act, L. 2012, c. 45 (the “Restructuring Act”), all of UMDNJ has been transferred to Rutgers, The State University (“Rutgers”), with the exception of the School of Osteopathic Medicine which has been transferred to Rowan University (“Rowan”), and University Hospital in Newark, New Jersey now exists as a separate instrumentality of the State. All claims and liabilities of UMDNJ associated with the transferred facilities have been transferred to Rutgers, Rowan and University Hospital, as applicable. Pursuant to the Restructuring Act, Rutgers and Rowan each entered into a memorandum of understanding with the State Treasurer pursuant to which the State shall pay from a self-insurance reserve fund established for each entity medical malpractice claims occurring prior to and post the effective date of the transfers, which was July 1, 2013. The Restructuring Act also provides for University Hospital’s medical malpractice claims to be covered by a self-insurance reserve fund established by the State Treasurer and University Hospital entered into a memorandum of understanding with the State Treasurer for such claims. All claims, other than medical malpractice claims, incurred by UMDNJ with respect to the UMDNJ facilities transferred to Rutgers will be paid for by Rutgers out of its own funds. All claims, other than medical malpractice claims, incurred by Rowan will be paid from the Tort Claims Fund. The State is unable to estimate its exposure for these claims.
Currently, Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds A. Moody’s Investors Service, Inc. and Fitch Ratings, Inc. rate the State of New Jersey’s general obligation bonds A2 and A, respectively.

APPENDIX 5
ECONOMIC AND OTHER FINANCIAL CONDITIONS IN NEW YORK
The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State” or “New York”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.
The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.
New York City
General. The City, with an estimated population of approximately 8,400,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, insurance, information, publishing, fashion design, retailing, education and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.
For each of the 1981 through 2014 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Statement No. 49 of the Governmental Accounting Standards Board (“GASB 49”), as described below. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by New York State (the “State”) law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.
As required by the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act”) and the New York City Charter, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2015 and 2016 fiscal years in accordance with GAAP except for the application of GASB 49. In 2010, the Financial Emergency Act was amended to waive the budgetary impact of GASB 49 by enabling the City to continue to finance with bond proceeds certain pollution remediation costs. The City’s current financial plan projects budget gaps for the 2017 through 2019 fiscal years. A pattern of current year balance and projected future year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.
For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City’s cash flow or revenues.
The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City. The financial plan is modified quarterly. The City’s projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the international, national, regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the cost of pension structures and healthcare.
City’s Financing Program. Implementation of the financial plan is dependent on the City’s ability to market successfully its bonds and notes, including revenue and tax anticipation notes that it may issue under certain circumstances to finance seasonal working capital requirements. Implementation of the financial plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.
City Financial Plan. For the 2014 fiscal year, the City’s General Fund had a total surplus of $2.011 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 as described above, after discretionary and other transfers. The 2014 fiscal year is the thirty-fourth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.
2015-2019 Financial Plan. On June 26, 2014, the City submitted to the Control Board the financial plan (the “June Financial Plan”) for the 2015 through 2018 fiscal years, which was consistent with the City’s capital and expense budgets as adopted for the 2015 fiscal year. Subsequently, the June 2014 Financial Plan was modified during the 2015 fiscal year. On June 26, 2015, the City submitted to the Control Board the financial plan for the 2016 through 2019 fiscal years, which is consistent with the City’s capital and expense budgets as adopted for the 2016 fiscal year, and a modification to the June 2014 Financial Plan with respect to the 2015 fiscal year (together, the “Financial Plan”).
The Financial Plan projects revenues and expenses for the 2015 and 2016 fiscal years balanced in accordance with GAAP, except for the application of GASB 49. The June Financial Plan had projected revenues and expenses for the 2015 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, and had projected gaps of approximately $2.63 billion, $1.87 billion and $3.09 billion in fiscal years 2016 through 2018, respectively. The Financial Plan projects gaps of approximately $1.47 billion, $1.91 billion and $2.85 billion in fiscal years 2017 through 2019, respectively.
The Financial Plan reflects, since the June Financial Plan, increases in projected net revenues of $3.14 billion, $867 million, $1.14 billion and $1.58 billion in fiscal years 2015 through 2018, respectively. Changes in projected revenues include: (i) increases in real property tax revenues of $491 million, $530 million, $688 million and $756 million in fiscal years 2015 through 2018, respectively; (ii) increases in personal income tax revenues of $1.30 billion, $977 million, $668 million and $634 million in fiscal years 2015 through 2018, respectively; (iii) increases in business tax revenues of $124 million, $57 million and $30 million in fiscal years 2015, 2017 and 2018, respectively, and a decrease in business tax revenues of $15 million in fiscal year 2016; (iv) increases in sales tax revenues of $90 million, $80 million, $60 million and $61 million in fiscal years 2015 through 2018, respectively; (v) increases in real property transfer and mortgage recording tax revenues of $690 million, $16 million and $15 million in fiscal years 2015. 2017 and 2018, respectively, and a decrease in real property transfer and mortgage recording tax revenues of $134 million in fiscal year 2016; (vi) decreases in State School Tax Relief Program (the “STAR Program”) revenues of $3 million, $112 million, $84 million and $81 million in fiscal years 2015 through 2018, respectively; (vii) an increase in hotel tax revenues of $28 million in fiscal year 2015, and decreases in hotel tax revenues of $17 million, $21 million and $30 million in fiscal years 2016 through 2018, respectively; (viii) increases in other tax revenues of $79 million, $49 million, $52 million and $57 million in fiscal years 2015 through 2018, respectively; (ix) increases in tax audit revenues of $365 million in fiscal year 2015 and $2 million in each of fiscal years 2016 through 2018; (x) decreases in revenues from the sale of taxi medallions of $532 million, $360 million and $293 million in fiscal years 2015 through 2017, respectively, and an increase in revenues from the sale of taxi medallions of $257 million in fiscal year 2018, due to changes in the projected timing of such sales; (xi) decreases in payments in lieu of taxes from the New York City Housing Authority (“NYCHA”) of $33 million in each of fiscal years 2015 through 2018; (xii) decreases in rental payments from the New York City Water Board of $2 million, $88 million, $132 million and $162 million in fiscal years 2015 through 2018, respectively; and (xiii) increases in other revenues of $548 million, $156 million and $76 million in fiscal years 2015, 2017 and 2018, respectively, resulting primarily from asset sales and the settlement of bank litigation, and a decreases in other revenues of $12 million in fiscal year 2016.
The Financial Plan also reflects, since the June Financial Plan, increases in projected net expenditures of $178 million, $1.76 billion, $1.37 billion and $1.02 billion in fiscal years 2015 through 2018, respectively. Changes in projected expenditures include: (i) net increases in agency expenses and technical adjustments of $335 million, $1.44 billion, $1.34 billion and $1.31 billion in fiscal years 2015 through 2018, respectively; (ii) net decreases in pension contributions of $44 million, $106 million, $210 million and $667 million in fiscal years 2015 through 2018, respectively, excluding transfers from reserves, primarily as a result of higher than assumed investment returns in fiscal year 2014; (iii) decreases in debt service of $402 million, $594 million, $356 million and $283 million in fiscal years 2015 through 2018, respectively, primarily as a result of lower interest rates and debt refinancing; (iv) increases of $3 million in fiscal year 2015 and $72 million in each of fiscal years 2016 through 2018, reflecting relief to NYCHA from payments for police services; (v) a decrease in the general reserve of $730 million in fiscal year 2015 and increases in the general reserve of $250 million in each of fiscal years 2016 through 2018; (vi) increases of $261 million, $137 million, $94 million and $143 million in fiscal years 2015 through 2018, respectively, for the net additional cost of labor settlements above the amounts already provided for in the reserve for collective bargaining; (vii) an increase of $955 million in deposits to the Retiree Health Benefits Trust Fund in fiscal year 2015; (viii) increases in payments to certain service providers of $59 million, $54 million and $54 million in fiscal years 2016 through 2018, respectively, as a result of an initiative to allow such providers to increase employee compensation by 2.5%; (ix) a decrease of $100 million in fiscal year 2015 reflecting a re-estimate of prior years’ expenses and receivables; (x) an increase of $13 million in the reserve for collective bargaining in fiscal year 2018 reflecting in part the additional cost of a future round of collective bargaining; (xi) increases of $170 million, $124 million and $134 million in fiscal years 2016 through 2018, respectively, as a result of the planned hiring of additional police officers and other personnel-related initiatives in the Police Department; (xii) a decrease of $100 million in fiscal year 2015 as a result of the re-estimation of the labor reserve; and (xiii) an increase of $335 million in fiscal year 2016 as a result of City Council initiatives. The Financial Plan also reflects the creation in fiscal year 2016 of a $500 million capital stabilization reserve, which would be available for debt retirement in an economic downturn or research before capital projects are funded to make capital investment more efficient.
In addition, the Financial Plan sets forth a citywide savings program to maintain budget balance in fiscal year 2015, to achieve budget balance in fiscal year 2016 and to reduce previously projected gaps in fiscal years 2017 and 2018. The savings actions reflect reduced agency expenditures or increased revenues totaling $589 million, $466 million, $641 million and $627 million in fiscal years 2015 through 2018, respectively.
The Financial Plan reflects, since the June Financial Plan, an increase of $3.55 billion in the provision for the prepayment in fiscal year 2015 of fiscal year 2016 expenses, resulting in total prepayment of $3.55 billion in fiscal year 2015 and expenditure reductions of $3.55 billion in fiscal year 2016.
The Financial Plan also reflects funding to cover the cost of the collective bargaining patterns established in the agreement between the City and the United Federation of Teachers (“UFT”), District Council 37 of AFSME (“DC37”) and the Uniformed Superior Officers Coalition (“USOC”).
The Financial Plan reflects $408.8 million in State and Federal funding in fiscal year 2016 for the expansion of universal pre-kindergarten.
The Financial Plan assumes that all of the City’s costs relating to emergency services and the repair of damaged infrastructure as a result of Superstorm Sandy (“Sandy”) will ultimately be paid from non-City sources, primarily the federal government. The current estimate of such costs to the City, the New York City Health and Hospitals Corporation (“HHC”) and the NYCHA is approximately $9.7 billion. Of such amount, approximately $2.1 billion represents expense funding for emergency response, debris removal and emergency protective measures, and approximately $7.6 billion represents capital funding of long-term permanent work to repair damaged infrastructure and to make hazard mitigation investments. No assurance can be given that the City will be reimbursed for all of its costs or that such reimbursements will be received within the time periods assumed in the Financial Plan. In addition, the City may incur costs relating to flood insurance that are not reflected in the Financial Plan, which could offset some reimbursements.
The City is expected to benefit from a settlement with BNP Paribas in connection with a State and federal criminal proceeding in the amount of $895.5 million, which is not currently reflected in the Financial Plan.
From time to time, the Control Board staff, the Office of the State Deputy Comptroller for the City of New York (“OSDC”), the City Comptroller, the Independent Budget Office and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment. For information on reports issued on the Financial Plan and the February Financial Plan by the City Comptroller and others reviewing, commenting on and identifying various risks therein, see “Certain Reports” herein.
Job Growth. The City is a leading center for the banking and securities industry, life insurance, communications, fashion design and retail fields. Over the past two decades the City has experienced a number of business cycles. From 1992 to 2000, the City added 453,900 private sector jobs (growth of 17%). From 2000 to 2003, the City lost 174,700 private sector jobs (decline of 6%). From 2003 to 2008, the City added 255,700 private sector jobs (growth of 9%). From 2008 to 2009, the City lost 103,400 private sector jobs (decline of 3%). From 2009 to 2014, the City added 430,800 private sector jobs (growth of 14%). All such changes are based on average annual employment levels through and including the years referenced.
As of June 2015, total employment in the City was 4,219,500 compared to 4,105,000 in June 2014, an increase of approximately 2.79% based on data provided by the New York State Department of Labor, which is not seasonally adjusted.
Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.
The projections and assumptions contained in the Financial Plan are subject to revision, which may be substantial. No assurance can be given that these estimates and projections, which include actions the City expects will be taken but are not within the City’s control, will be realized.
Real Estate Tax. Projections of real estate tax revenues are based on a number of assumptions, including, among others, assumptions relating to the tax rate, the assessed valuation of the City’s taxable real estate, the delinquency rate, debt service needs, a reserve for uncollectible taxes and the operating limit.
Projections of real estate tax revenues include net revenues from the sale of real property tax liens of $80 million in fiscal year 2015 and $63 million in each of fiscal years 2016 through 2019. The authorization to sell such real estate tax liens has been extended through December 31, 2016. Projections of real estate tax revenues include the effects of the STAR Program which will reduce the real estate tax revenues by an estimated $201 million in fiscal year 2015. Projections of real estate tax revenues reflect the estimated cost of extending the current tax reduction for owners of cooperative and condominium apartments amounting to $406 million, $437 million, $455 million, $473 million and $497 million in fiscal years 2015 through 2019, respectively.
The delinquency rate was 1.9% in fiscal year 2010, 2.2% in fiscal year 2011, 1.7% in fiscal year 2012, 1.5% in fiscal year 2013 and 1.4% in fiscal year 2014. The Financial Plan projects delinquency rates of 1.6% in fiscal years 2015, 1.9% in 2016 and 2017 and 2.0% and 2.1% in fiscal years 2018 and 2019, respectively.
Other Taxes. A recent U.S. Supreme Court decision found unconstitutional Maryland’s collection of personal income taxes in relation to its treatment of resident and non-resident income. The City does not believe that this decision impacts the City’s personal income tax structure or projected revenues at this time. The Financial Plan reflects the following assumptions regarding projected baseline revenues from Other Taxes: (i) with respect to the personal income tax, growth in fiscal year 2015 as a result of strong withholding growth and gains in nonwage income, an increase in fiscal year 2016 reflecting employment and wage growth and non-wage income remaining at a high level, and moderate growth in fiscal years 2017 through 2019 reflecting the continuing growth of the national and local economies; (ii) with respect to the general corporation tax and banking corporation tax, an overall increase in general corporation tax collections and a corresponding decrease in banking corporation tax collections due to major changes in State law which merged the general corporation tax with the banking corporation tax effective beginning in tax year 2015, resulting in nearly all banking tax payments beginning with fiscal year 2016 being reported as general corporation tax payments, with underlying moderate growth of the combined taxes in fiscal year 2015 reflecting moderate Wall Street profitability and corporate profits in calendar year 2014, subdued growth for fiscal year 2016 reflecting moderate levels of corporate profits and lower levels of Wall Street profitability, reflecting increased government regulations, continued financial settlements, and moderate growth in fiscal years 2017 through 2019 reflecting moderate levels of Wall Street profitability and steady economic growth; (iii) with respect to the unincorporated business tax, moderate growth in fiscal year 2015 reflecting growth in hedge fund asset management and employment growth, steady growth from fiscal years 2016 through fiscal year 2019 reflecting steady economic growth; (iv) with respect to the sales tax, moderate growth in fiscal year 2015 reflecting increased taxable consumption due to the local economic recovery and moderate tourist consumption, slightly dampened by a decline in revenue from lower energy and gasoline prices and harsh winter weather, and moderate growth in fiscal years 2016 through 2019 reflecting steady economic growth; (v) with respect to real property transfer tax, growth in fiscal year 2015, a decline in 2016, as the volume of large commercial transactions declines from the high levels of fiscal year 2015, and growth in fiscal year 2017 through 2019, as the local economy stabilizes; (vi) with respect to mortgage recording tax, strong growth in 2015, a decline in 2016, as the volume of large commercial transactions drops from the high levels seen in 2015, and growth from fiscal years 2017 through 2019 as the local economy stabilizes and interest rates begin to rise; and (vii) with respect to the commercial rent tax, moderate growth in fiscal year 2015, reflecting improving vacancy rates and asking rents as the local economy stabilizes and continuing growth through 2019, as the local office market recovers with employment gains.
Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City’s cash flow or revenues.
Federal and State Categorical Grants. The Financial Plan assumes that all existing federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs.
As of March 31, 2015, approximately 13.4% of the City’s full-time and full-time equivalent employees (consisting of employees of the mayoral agencies and the Department of Education (“DOE”) were paid by Community Development funds, water and sewer funds and from other sources not funded by unrestricted revenues of the City.
A major component of federal categorical aid to the City is the Community Development program. Pursuant to federal legislation, Community Development grants are provided to cities primarily to aid low and moderate income persons by improving housing facilities, parks and other improvements, by providing certain social programs and by promoting economic development. These grants are based on a formula that takes into consideration such factors as population, age of housing and poverty.
The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or federal governments. The general practice of the State and federal governments has been to deduct the amount of any disallowances against the current year’s payment, although in some cases the City remits payment for disallowed amounts to the grantor. Substantial disallowances of aid claims may be asserted during the course of the Financial Plan. The City estimates probable amounts of disallowances of recognized grant revenues and makes the appropriate adjustments to recognized grant revenue for each fiscal year. The amounts of such downward adjustments to revenue for disallowances attributable to prior years increased from $124 million in the 1977 fiscal year to $542 million in the 2006 fiscal year. The amount of such disallowance was $103 million and $114 million in fiscal years 2007 and 2008, respectively. There were no adjustments for estimated disallowances in fiscal years 2009 and 2010. In fiscal year 2011 the downward adjustment for disallowances was $113 million and in fiscal year 2012 an upward adjustment of $166 million was made, reflecting a reduced estimate of disallowances attributable to prior years as of June 30, 2012. In fiscal years 2013 and 2014 a downward adjustments of $59 million and $18 million, respectively, were made. As of June 30, 2014, the City had an accumulated reserve of $1.008 billion for all disallowances of categorical aid.
Personal Service Costs and Other Post-Employment Benefits. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will decrease from an estimated level of 267,280 as of June 30, 2015 to an estimated level of 266,229 by June 30, 2019.
Other Fringe Benefits includes $2.074 billion, $2.197 billion, $2.346 billion, $2.557 billion and $2.719 billion in fiscal years 2015 through 2019, respectively, for OPEB expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis.
Projected expenditures reflects a contribution of $955 million in fiscal year 2015 to the Retiree Health Benefits Trust.

The Financial Plan reflects funding to cover the citywide cost of the collective bargaining patterns established in the agreement between the City and UFT, DC37 and the USOC. The UFT agreement and those subsequent agreements patterned on this agreement provide for the restructuring of increases that were previously granted to much of the municipal workforce, as four 2% increases in each of fiscal years 2015 through 2018. In addition, these agreements provide for five lump-sum payments which together approximate the wages that would have been paid to employees who worked throughout the period, and to those who worked part of the period and then retired from active service, had the settlement been reached during the 2008-2010 round. Of the total of such lump sum payments, 12.5% will be paid in each of fiscal years 2016 and 2018 and 25% will be paid in each of fiscal years 2019 through 2021. For the collective bargaining round covering the period 2010-2017, the agreements provide for wage increases of 0%, 1%, 1%, 1%, 1.5%, 2.5%, and 3%. For the UFT these occur in fiscal years 2012 through 2018, respectively. One-time $1,000 per person ratification payments were paid in calendar year 2014 and 2015. There are now collective bargaining agreements in place that follow this pattern with unions that cover all but 7,600 employees who were unsettled for the 2008-10 round.
In addition, the vast majority of City civilian employees who were settled for the 2008-2010 round are now covered by agreements patterned on the DC37 labor agreement which provided for wage increases equal to those received by the UFT in the last seven years of their agreement.
In December 2014, the City reached labor agreements with the USOC, which consists of eight uniformed superior officers unions, namely the Detective’s Endowment Association, the Lieutenants Benevolent Association, the Captains Endowment Association, the Uniformed Fire Officers Association, the Correction Captains Association, the Assistant Deputy and Deputy Wardens association, the Sanitation Officers Association, and the Sanitation Chiefs Association. These contracts, all of which are now ratified, cover approximately 12,000 uniformed force supervisory employees. These contracts provided, in addition to the DC37 pattern increases, an additional 1.0% wage increase in the 12th month of the contract and additional 0.12% of funding in the 4th year of the agreement. These agreements did not include the $1,000 lump sum payments included in the civilian settlements. Instead the unions used this and credits from other savings such as delaying wage increases, welfare fund contribution reduction, and annuity fund contribution reductions to pay for the right to cash out terminal leave (upon retirement they are given 30 days of such leave for each 10 years of service) in a lump sum. Currently, they are required to run out this time by remaining on the payroll. In addition to this benefit, some of the members of the USOC used these funding mechanisms to advance the first wage increase to the 7th month of the agreement. In February and May 2015, respectively, the City reached a labor agreement with the Sergeants Benevolent Association and the Uniformed Sanitationmen’s Association, Local 831, on terms generally consistent with the USOC agreement. The Financial Plan reflects the addition of $261 million, $137 million, $94 million, $143 million, and $171 million in fiscal years 2015 through 2019, respectively, to pay, principally, for the additional cost of these settlements applied to all uniformed force employees.
The Reserve for Collective Bargaining provides funding for all of the unsettled groups assuming: (i) the remaining groups unsettled through the 2008-2010 period will follow the UFT pattern; (ii) the rest of the unsettled civilian worker will receive the DC37 pattern; and (iii) that the unsettled uniformed employees will receive the uniformed pattern established by the USOC agreement.
The amounts in the Financial Plan reflect the offsets from the release of $1 billion of reserves from a health stabilization fund in fiscal year 2015 and health insurance savings of $400 million, $700 million, $1.0 billion, and $1.3 billion in fiscal years 2015 through 2018, respectively, which have been approved by the Municipal Labor Committee. The City has the right to enforce such health insurance savings through a binding arbitration process. If health insurance savings during the Financial Plan period are greater than $3.4 billion, the first $365 million of such additional savings is payable to union members as a one-time bonus or may be used for other purposes subject to negotiation. Any additional savings beyond such $365 million is to be divided equally between the City and the unions.
Other Than Personal Services Costs (“OTPS”). The Financial Plan contains estimates of the City’s administrative OTPS expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2015 and 2016 fiscal years. Thereafter, to account for inflation, administrative OTPS expenditures are projected to rise by 2.5% annually in fiscal years 2016 through 2019. Energy costs for each of the 2015 through 2019 fiscal years are assumed to vary annually, with total energy expenditures projected at $968 million in fiscal year 2015 and increasing to $1.1 billion by fiscal year 2019.
Public Assistance. The number of persons receiving benefits under cash assistance programs is projected to average 350,297 in fiscal year 2015 and remain at that level through the 2019 fiscal year. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $627 million, $653 million, $646 million, $647 million and $647 million in fiscal years 2015 through 2019, respectively.
Medical Assistance. Medical assistance payments projected in the Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care providers, pharmacies, managed care organizations, physicians and other medical practitioners. The City-funded portion of medical assistance payments is estimated at $6.2 billion for the 2015 fiscal year.
The City-funded portion of medical assistance payments is expected to decrease to $6.224 billion in fiscal year 2016 and remain at $6.322 billion annually in fiscal years 2017 through 2019. Such payments include the City’s capped share of local Medicaid expenditures as well as Supplemental Medicaid payments to HHC.
Health and Hospitals Corporation. HHC operates under its own section of the Financial Plan as a Covered Organization. The HHC financial plan projects City-funded expenditures of $372 million in fiscal year 2015 decreasing to $313 million in fiscal year 2019. City-funded expenditures include City subsidy, intra-City payments and grants.
On an accrual basis, HHC’s total receipts before implementation of the HHC gap-closing program are projected to be $8.4 billion, $8.6 billion, $8.7 billion, $8.4 billion and $8.3 billion in fiscal years 2015 through 2019, respectively. Total disbursements before implementation of the HHC gap-closing program are projected to be $9.1 billion in fiscal year 2015 increasing to $10.0 billion in fiscal year 2019. Significant changes have been and may continue to be made in Medicaid, Medicare and other third-party payor programs, which could have adverse impacts on HHC’s financial condition.
Other. The projections set forth in the Financial Plan for OTPS-Other include the City’s contributions to the New York City Transit (“NYCT”), the Housing Authority, the City University of New York and subsidies to libraries and various cultural institutions. They also include projections for the cost of future judgments and claims. In the past, the City has provided additional assistance to certain Covered Organizations which had exhausted their financial resources prior to the end of the fiscal year. No assurance can be given that similar additional assistance will not be required in the future.
New York City Transit. NYCT operates under its own section of the Financial Plan as a Covered Organization. The financial plan for NYCT covering its 2015 through 2018 fiscal years was prepared in February 2015. The NYCT fiscal year coincides with the calendar year. The NYCT financial plan projects City assistance to the NYCT operating budget of $358.9 million in 2015 increasing to $406.6 million in 2018, in addition to real estate transfer tax revenue dedicated for NYCT use of $722.5 million in 2015 increasing to $877.6 million in 2018.
The NYCT financial plan includes additional revenues from a fare increase in 2015, the impact of labor settlements, updated inflation assumptions and organizational changes that involve consolidating information technology across MTA agencies. After reflecting such revenues and changes, the NYCT financial plan projects $9.5 billion in revenues and $12.8 billion in expenses for 2015, leaving a budget gap of $3.3 billion. After accounting for accrual adjustments and cash carried over from 2014, NYCT projects operating budget surpluses of $118.9 million, $196.7 million and $40.1 million in 2015 through 2017, respectively. The NYCT financial plan projects an operating budget gap of $137.4 million in 2018.
In 2009, a Payroll Mobility Tax (“PMT”) was enacted into State law to provide $0.34 for every $100 of payroll in the MTA’s twelve county service area. The PMT is currently expected to raise revenues for the MTA in the amount of $925.2 million in 2015, growing to $1.0 billion in 2018.
In September 2014, the MTA proposed the 2015-2019 Capital Program. The proposed plan includes $29.0 billion for all MTA agencies, including $17.1 billion to be invested in the NYCT core system, $1.6 billion for NYCT network expansion, and $39.1 million for NYCT security. To date, funding sources have been identified for only a portion of the proposed 2015-2019 Capital Program. On October 2, 2014, the State Capital Program Review Board (“CPRB”) vetoed the proposed program without prejudice to permit additional time to resolve issues related to fully funding the program. There can be no assurance that the proposed 2015-2019 Capital Program will be fully funded. If the MTA’s capital program is delayed or reduced, ridership and fare revenues may decline which could, among other things, impair the MTA’s ability to meet its operating expenses without additional assistance.
The MTA Board approved the 2010-2014 Capital Program in April 2010 and the CPRB approved the first two years of it on June 2, 2010 because the MTA had identified funding for only the first two years of the program. The CPRB vetoed the last three years of the program without prejudice to permit the MTA additional time to resolve the funding issues. The MTA Board approved the amended 2010-2014 Capital Program in December 2011 and the CPRB approved it on March 27, 2012. The plan includes $22.2 billion for all MTA agencies, including $11.6 billion to be invested in the NYCT core system, $1.9 billion for NYCT network expansion, and $200 million for security. Due to damages caused by Hurricane Sandy on October 29, 2012, the MTA Board approved a revised 2010-2014 Capital Program in December 2012, that includes $4.0 billion in additional capital funds, of which $3.4 billion is for the NYCT. On August 27, 2013 the CPRB approved an amendment to the 2010-2014 Capital Program which added $5.7 billion for mitigation projects, of which $5.0 billion is for the NYCT. This amendment increased the total amount of the 2010-2014 Capital Program to $31.9 billion. On September 3, 2014, the CPRB approved another amendment to the 2010-2014 Capital Program which reallocated funding among MTA agencies. This amendment decreased Sandy mitigation funding for NYCT by $223.6 million, while the overall program amount remains unchanged. The 2010-2014 Capital Program follows the 2005-2009 Capital Program, which provided approximately $17.1 billion for NYCT.
Department of Education. State law requires the City to provide City funds for the DOE each year in an amount not less than the amount appropriated for the preceding fiscal year, excluding amounts for debt service and pensions for the DOE. Such City funding must be maintained, unless total City funds for the fiscal year are estimated to be lower than in the preceding fiscal year, in which case the mandated City funding for the DOE may be reduced by an amount up to the percentage reduction in total City funds.
Certain Reports. Set forth below are the summaries of the most recent reports of the City Comptroller, OSDC and the staff of the Control Board. These summaries do not purport to be comprehensive or definitive.
On June 9, 2015, the City Comptroller released a report entitled “Comments on New York City’s Fiscal Year 2016 Executive Budget.” In the report, the City Comptroller identified net additional revenues for fiscal years 2015 through 2019, which when added to the results projected in the May Financial Plan, would result in a surplus of $422 million in fiscal year 2016, and gaps of $10 million, $716 million, $752 million and $1.57 billion in fiscal years 2015, 2017, 2018 and 2019, respectively. The differences from the May Financial Plan projections result in part from the City Comptroller’s net expenditure projections which are higher by $10 million and $172 million in fiscal years 2015 and 2016, respectively and $180 million in each of the fiscal years 2017 through 2019 as a result of: (i) increased overtime expenditures of $192 million in fiscal year 2016 and $100 million in each of fiscal years 2017 through 2019; (ii) uncertainty of Medicaid reimbursement for special education services of $60 million in fiscal year 2015 and $80 million in each of fiscal years 2016 through 2019; (iii) decreased debt service relating to variable rate debt of $100 million in fiscal year 2016, due to the low interest rate environment and (iv) a decrease of $50 million in fiscal year 2015 general reserve. The differences from the May Financial Plan also result from the City Comptroller’s revenue projections. The report estimates that (i) property taxes will be higher by $113 million, $318 million, $700 million and $1.04 billion in fiscal years 2016 through 2019, respectively; (ii) personal income taxes will be higher by $276 million, $494 million, $563 million and $502 million in fiscal years 2016 through 2019, respectively; (iii) business tax revenues will be lower by $4 million and $1 million in fiscal years 2016 and 2017, respectively, and higher by $70 million and $54 million in fiscal years 2018 and 2019, respectively; (iv) sales tax revenues will be higher by $28 million, $40 million, $37 million and $27 million in fiscal years 2016 through 2019, respectively and (v) real-estate related tax revenues will be higher by $181 million, $185 million and $25 million in fiscal years 2016 through 2018, respectively, and lower by $129 million in fiscal year 2019.
The City Comptroller expects to issue a report on or before August 4, 2015, which will comment on the Financial Plan. The report will present the Comptroller’s evaluation of the assumptions and methodologies underlying the Financial Plan and identify risks and offsets thereto.
On June 9, 2015, the OSDC released a report on the May Financial Plan. The report states that despite the cost of new labor agreements and large increases in agency and capital spending, the May Financial Plan projects a surplus, a balanced budget and manageable out-year budget gaps. Tax collections are projected to increase by $2.4 billion in fiscal year 2015, in part due to strong job growth, the improved tourism industry and the real estate market. Moreover, the securities industry is on pace to add 3,950 jobs in 2015, reflecting continued profitability over a six year consecutive period. Although the City has reached labor agreements with approximately 80 percent of its workforce, agreements with the police officer, firefighter and correction officers’ unions remain outstanding. The report notes that despite the positive revenue forecasts, the City remains guarded against a potential economic setback and has replenished its reserves to address such risk. The report further notes that the City may have to provide additional funding to the MTA to assist with its $14 billion dollar gap for its proposed five-year capital plan. The OSDC report quantifies certain risks and offsets to the May Financial Plan. The report projects increased tax revenues of $375 million in fiscal year 2015, $550 million in fiscal year 2016 and $425 million in each of the fiscal years 2017 through 2019. The risks to the May Financial Plan identified in the report include: (i) decreased Medicaid reimbursement for services provided by DOE to students with special needs of $50 million in fiscal year 2015, and $80 million in each of fiscal years 2016 through 2019; and (ii) increased uniformed services overtime costs of $50 million and $150 million in fiscal years 2015 and 2016, respectively and $125 million in each of fiscal years

2017 through 2019. The result is net additional resources of $275 million and $520 million in fiscal years 2015 and 2016, respectively, and $220 million in each of the fiscal years 2017 through 2019. When combined with the results in the May Financial Plan, the report estimates budget surpluses of $275 million and $520 million in fiscal years 2015 and 2016, respectively, and budget gaps of $1.35 billion, $1.75 billion and $2.66 billion in fiscal years 2017 through 2019, respectively. The OSDC report also states that the May Financial Plan includes a general reserve of $1 billion in each of the fiscal years 2016 through 2019. The City plans to contribute $280 million to the Retiree Health Benefits Trust, thereby raising the balance to $2.6 billion, and $500 million to the Capital Stabilization Reserve which could be used to close projected budget gaps, if needed.
The staff of the OSDC expects to release a report on the Financial Plan on or about August 3, 2015.
On June 10, 2015, the staff of the Control Board issued a report reviewing fiscal year 2015, examining the changes in the City’s budget during the fiscal year. The report notes that although the City increased spending, this was offset by an increase in higher-than-anticipated revenues, savings from a new agency program, lower debt service costs and the takedown of the general reserve and reserve for prior-year payables. The report states that the City-funded revenue is expected to surpass the adopted forecast by $2.4 billion, due in part to local job growth and additional revenue from the real property tax. The report states that the City has achieved $318 million of savings and that the debt service costs shrank by $665 million due in part to low interest rates and the receipt of offsetting revenue. Moreover, the City reduced its reserve for fiscal year 2015 by $700 million and reduced its prior-year payables by $100 million. This realization of additional revenue and expenditure savings allowed the city to pay $1.15 billion of added operating expenses, including increased agency spending by $604 million, increase in collective bargaining costs by $423 million and an additional upward adjustment of $127 million in other operating expenses. The report does state that although the budget is balanced for fiscal year 2016, budget gaps do remain in the amounts of $1.6 billion, $2 billion and $2.9 billion for fiscal years 2017, 2018 and 2019, respectively. However, the report states that the additional increase of $1 billion in each fiscal year of the plan and creation of capital stabilization reserves in fiscal year 2016 will help manage these budget gaps.
The Control Board expects to release a report on the Financial Plan on or about July 28, 2015.
Outstanding General Obligation Indebtedness. As of June 30, 2015, approximately $40 billion of City general obligation bonds were outstanding.
As of June 30, 2015, $3 billion aggregate principal amount of Hudson Yards Infrastructure Corporation (“HYIC”) bonds were outstanding. Such bonds were issued to finance the extension of the Number 7 subway line and other public improvements. They are secured by and payable from payments in lieu of taxes and other revenues generated by development in the Hudson Yards area. To the extent such payments in lieu of taxes and other revenues are insufficient to pay interest on the HYIC bonds, the City has agreed to pay the amount of any shortfall in interest on such bonds, subject to appropriation. The Financial Plan provides approximately $28 million in fiscal year 2015, $0 in fiscal years 2016 and 2017, $66 million in fiscal year 2018 and $98 million in fiscal year 2019 for such interest support payments. The City has no obligation to pay the principal of such bonds.
Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2016 through 2025, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $14.4 billion. The City’s Capital Commitment Plan for fiscal years 2015 through 2019 reflects total anticipated City-funded water and sewer commitments of $10.0 billion which are expected to be financed with the proceeds of Water Authority debt.
New York City Transitional Finance Authority. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. The TFA expects to issue $1.50 billion, $494 million, $281 million $299 million and $270 million of Building Aid Revenue Bonds in fiscal years 2015 through 2019, respectively.
Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Ten-Year Capital Strategy for fiscal years 2016 through 2025 totals $83.8 billion, of which approximately 90% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan which is currently eligible for tax-exempt financing.
Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to: actions commenced and claims asserted against the City arising out of alleged constitutional violations; torts; breaches of contract; other violations of law; and condemnation proceedings.
As of June 30, 2014 and 2013, claims in excess of $1.139 trillion and $840 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $6.9 billion and $6.2 billion respectively.
New York State
The New York Economy. New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.
Manufacturing employment continues to decline as a share of total State employment, as in most other states, and as a result New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under the North American Industry Classification System, the trade, transportation, and utilities supersector accounts for the second largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for less proportional employment and wages for the State than for the nation as a whole. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for half of all nonagricultural jobs in New York. Information, education and health, and other services account for a higher proportion of total State employment than for the nation as a whole. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities.
Federal, State, and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of about 40 percent of total State and local government employment.
Economic and Demographic Trends. In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In

2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2004, but the gap between them closed by the middle of 2006, with the State rate falling below that of the nation for much of the 2009-2011 recession, and remaining below that of the nation through the end of 2011. The State unemployment rate rose above the national rate again in early 2012, where it remains.
State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially over time. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.
The State’s private sector labor market has continued to outperform expectations, with estimated growth for the 2014 calendar year incorporating upward revisions to employment in real estate services and construction; transportation and warehousing; financial services; professional and business services; and health care. Growth also remains strong in the tourism-related leisure and hospitality industries. Strong private sector growth of 2.2 percent is now estimated for 2014, with growth expected to decelerate to 1.6 percent in 2015 as the State’s labor market expansion matures. The long-term decline in government employment also came to an end in the second half of 2014. As a result, total employment growth for 2014 is projected to be 1.8 percent, while the projected growth for 2015 is 1.4 percent.
Stronger than anticipated job growth for 2014 has resulted in upwardly revised wage growth of 6.3 percent. However, preliminary information suggests that fourth-quarter earnings and revenues for the finance sector are likely to have weighed heavily on bonus payouts for the 2014-15 bonus season. The Division of the Budget (the “DOB”) has reduced estimated finance and insurance sector bonus growth to only 0.7 percent on a 2015 State fiscal year basis. Lower bonus payouts have resulted in downward revisions to both total wages and personal income as well. In contrast, large volumes of Initial Public Offering (“IPO”) and merger and acquisition activity, along with strong real estate market growth, are estimated to have helped to propel growth in capital gains realizations well above 20 percent for the 2014 tax year.
The performance of the State’s private-sector labor market continues to surprise on the upside, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. Under regulatory and other pressures, the pattern of Wall Street bonus payouts has changed dramatically since the 2008-09 financial crisis, with payments now more widely dispersed across the year. In addition, taxable payouts can represent both current-year awards and deferred payments from prior year awards. Finally, the deferral ratio has also proven to be unstable. As a result, the uncertainty surrounding bonus projections continues to mount. Recent events also have demonstrated how sensitive financial markets can be to shifting expectations surrounding Federal Reserve policy. As the central bank moves closer to its first rate hike since June 2006, the resulting financial market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be weaker than we expect, both bonuses and taxable capital gains realizations could be negatively affected.
Annual Information Statement. The Annual Information Statement (the “AIS”), dated June 1, 2015, reflects the State’s Enacted Budget Financial Plan (the “Financial Plan” or “Enacted Budget”) FY 2016 and set forth the State’s official Financial Plan projections for Fiscal Year (“FY”) 2016 through Fiscal Year 2019. The State updates the Annual Information Statement quarterly.
In FY 2015, the State received a windfall from monetary settlements with financial institutions. The one-time payments had a dramatic effect on the State’s cash position. When the budget for FY 2015 was enacted, DOB estimated the State would end the fiscal year with a General Fund cash balance of approximately $2.1 billion. Largely as a result of the monetary settlement payments, the General Fund ended the year with a balance of $7.3 billion, approximately $5.2 billion above the initial estimate. Unless otherwise noted, the discussion of operating results for FY 2015 excludes the impact of the monetary settlement payments.
General Fund tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, totaled $58.6 billion, $210 million higher than projected in the Executive Budget. This was due to stronger gross bank tax and corporate franchise tax receipts, and lower Personal Income Tax (“PIT”)-related debt service transfers. Miscellaneous receipts and non-tax transfers, excluding the amounts related to monetary settlements, totaled $4.6 billion, or $270 million lower than expected. Licenses, fee revenues, and transfers from other funds fell below planned levels.
General Fund disbursements, including transfers to other funds, totaled $62.9 billion, a decrease of $325 million from the Executive Budget estimate. Spending was lower than planned across a range of programs and activities for local assistance ($394 million), agency operations ($186 million), and transfers to support mental hygiene costs and various other programs ($127 million). This lower spending was partly offset by higher transfers for capital projects ($376 million), due to the timing of bond reimbursements for first-instance capital spending from the General Fund.
General Fund operating results, excluding the impact of monetary settlement payments, were $265 million better than expected, compared to the Executive Budget estimate. The entire amount is expected to be used in FY 2016 to cover costs across a range of agencies and programs that were originally budgeted in FY 2015 but are now expected to occur in FY 2016, and to provide funding for new costs associated with the FY 2016 Enacted Budget agreement.
The State deposited approximately $315 million to the State’s rainy day reserves at the close of FY 2015, the maximum amount allowable under the deposit calculations set forth in law, bringing the balance in the rainy day reserves to $1.8 billion, or 2.9 percent of FY 2015 General Fund spending.
Monetary settlement receipts in FY 2015 were $733 million lower than expected due to the delayed receipt of $1.3 billion in settlement payments from BNP Paribas, partly offset by the receipt of $610 million from Commerzbank related to violations of New York State banking law and regulations.
The State ended FY 2015 with a General Fund balance of $7.3 billion, which was $468 million below the estimate in the Executive Budget Financial Plan. This was derived primarily from the net change in monetary settlement payments ($733 million), partly offset by available resources due to operating variances ($265 million).
The $7.3 billion year-end balance includes $4.7 billion from monetary settlement payments that the State plans to use to fund one-time initiatives; $1.8 billion in the State’s rainy day funds; $500 million set aside for future debt management actions, including debt reduction; $74 million in the Community Projects Fund; $21 million in the Contingency Reserve Fund; $50 million set aside to cover the costs of potential retroactive labor settlements; and $190 million in excess resources that will be used in FY 2016 for operations, including certain transactions that did not occur in FY 2015 as expected.
DOB estimates that the FY 2016 Enacted Budget provides for balanced operations in the General Fund, as required by law.
General Fund receipts, including transfers from other funds, are expected to total $68.3 billion in FY 2016, an annual increase of $364 million (0.5 percent). Tax collections, including transfers of tax receipts to the General Fund after payment of debt service, are expected to total $62.6 billion in FY 2016, an increase of nearly $4 billion (6.8 percent).
General Fund Personal Income Tax (“PIT”) receipts, including transfers after payment of debt service on State PIT Revenue Bonds, are expected to increase by $4 billion from FY 2015. This primarily reflects increases in withholding payments attributable to the 2015 tax year and extension payments attributable to the 2014 tax year.
General Fund user tax receipts, including transfers after payment of debt service on Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, are estimated to total $12.6 billion in FY 2016, an increase of $360 million (2.9 percent) from FY 2015, reflecting projected consumer spending increases across a broad range of consumption categories, offset by declines in cigarette consumption.
General Fund business tax receipts are estimated at $5.9 billion in FY 2016, a decrease of $368 million (-5.9 percent) from FY 2015 results. The estimate reflects a decline in corporate franchise tax receipts resulting from the first year of corporate tax reform, partly offset by growth in the corporation and utilities, and insurance taxes.
Other tax receipts in the General Fund are expected to total nearly $2 billion in FY 2016, a decrease of $9 million (-0.5 percent) from FY 2015. The estimate reflects a decline in expected estate tax receipts, the result of 2014 legislation that increased the estate tax filing threshold, partially offset by an increase in real estate transfer tax receipts.
General Fund miscellaneous receipts are estimated at nearly $4.4 billion in FY 2016, an annual decrease of over $4 billion. The decrease largely reflects the large amount of monetary settlements received in FY 2015, and the multi-year release of State Insurance Fund (“SIF”) reserves as a result of Workers’ Compensation law changes. The amount of SIF reserves released is expected to decline from $1 billion in FY 2015 to $250 million in FY 2016, consistent with the terms of the enacted legislation.
Non-tax transfers to the General Fund are expected to total $1.3 billion, an increase of $433 million. As with miscellaneous receipts, the annual change in non-tax transfers is affected, in part, by the monetary settlements. Under State forfeiture laws, approximately $298 million of the BNP Paribas monetary settlement is expected to be deposited temporarily in a State Special Revenue Fund in FY 2016. DOB expects to transfer approximately $293 million of these funds to the General Fund by the close of FY 2016, leaving $5 million to expand services delivered by the Office of Alcoholism and Substance Abuse Services (“OASAS”).
General Fund receipts are affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors.
General Fund disbursements, including transfers to other funds, are expected to total $72.1 billion in FY 2016, an increase of $9.2 billion (14.7 percent) from FY 2015 spending levels. The increase includes one-time extraordinary transfers of $4.55 billion in monetary settlement receipts from the General Fund to the Dedicated Infrastructure Investment Fund (“DIIF”), and $850 million to finance the FY 2016 cost of a multi-year settlement agreement for the resolution of the Federal Office for People with Developmental Disabilities (“OPWDD”) Disallowance.
Local assistance grants are expected to total $44.4 billion, an annual increase of $2.8 billion (6.6 percent), including $1.7 billion for School Aid and roughly $550 million for Medicaid. Other local assistance increases include, among other things, payments for a range of social services, public health, and general purpose aid programs, as well as accounting reclassifications that have the effect of moving spending between financial plan categories, mainly for Medicaid payments to State-operated facilities.
State operations disbursements in the General Fund are expected to total $8.3 billion in FY 2016, an annual increase of $599 million (7.8 percent). An additional (27th) payroll, by agencies that provide institutional services, that occurs in FY 2016 adds $167 million in one-time costs. Other spending increases include $145 million for the Department of Health (“DOH”) to operate the New York State of Health Exchange, continue the transition of administrative functions from local service districts to the State, and operate the new Basic Health Plan (“BHP”); $48 million for the Department of Corrections and Community Supervision, mainly for inmate medical expenses; and $36 million for the operations of the Judiciary. In addition, Information Technology (“IT”) services that have been consolidated in the General Fund from non-General Fund accounts results in increased General Fund spending ($86 million).
General State Charges are expected to total $5.2 billion in FY 2016, an annual increase of $196 million (3.9 percent) from FY 2015. Health insurance costs are projected to increase $132 million or 4 percent. The State’s annual pension payment is expected to increase by $89 million, mainly due to repayment of amounts amortized in prior years. The State expects to continue to amortize pension costs in excess of the amortization thresholds established in law. In FY 2016, costs in excess of 14.5 percent of payroll for the Employees’ Retirement System (“ERS”) and 22.5 percent for the Police and Fire Retirement System (“PFRS”) are expected to be amortized.
General Fund transfers to other funds are expected to total $14.3 billion in FY 2016, an increase of $5.7 billion from FY 2015. The annual change is mainly attributable to the Capital Projects transfer in support of DIIF ($4.6 billion). In addition, $850 million from monetary settlements will be used to pay the FY 2016 cost for resolution of the Federal OPWDD Disallowance. These increases are partly offset by the substantial prepayment in FY 2015 of debt service amounts due in FY 2016.
General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year.
DOB projects that the State will end FY 2016 with a General Fund cash balance of $3.5 billion, a decrease of $3.8 billion from the FY 2015 closing balance. The decline mainly reflects the planned transfers of monetary settlement funds to the DIIF ($4.6 billion) and the funding of the OPWDD Federal disallowance ($850 million), partly offset by unbudgeted monetary settlements. In addition, the reduction in balance includes the use of resources from FY 2015 ($190 million).
Balances in the State’s principal “rainy day” reserves, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, are expected to remain unchanged in FY 2016.

The Enacted Budget maintains a reserve of $500 million for debt management purposes in FY 2016, unchanged from the level held at the end of FY 2015. DOB will make a decision on the use of these funds based on market conditions, Financial Plan needs, and other factors.
The Financial Plan continues to set aside money in the General Fund balance to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for prior contract periods. The amount identified is calculated based on the “pattern” settlement for FY 2008 through FY 2011 that was agreed to by the State’s largest unions. The amount set aside is expected to be reduced as labor agreements for prior periods are reached with unsettled unions.
Spending Changes
Agency Operations
Operating costs for State agencies include salaries, wages, fringe benefits, and non-personal service costs (e.g., supplies, utilities). These costs have significantly declined over the past several years through ongoing State agency redesign and cost-control efforts. Reductions from the mid-year “current services” projections for agency operations contribute $141 million to the General Fund gap-closing plan. Specifically:
•	Executive Agencies: The Enacted Budget Financial Plan generally holds personal service and non-personal service spending flat. Agencies are expected to continue to use less costly forms of service deliveries, improve administrative practices, and pursue statewide solutions, particularly at mental hygiene State-operated facilities.
•	Fringe Benefits/Fixed Costs: Estimates for the State’s pension costs have been revised downward to reflect the interest savings from paying the FY 2016 pension bill by the end of July 2015, rather than on the due date of March 1, 2016. The State’s health insurance costs have been revised to reflect lower than projected rate renewals, and a planned audit to identify and remove ineligible dependents from the New York State Health Insurance Program (“NYSHIP”). In addition, State Workers’ Compensation costs have been adjusted to reflect lower medical inflation rates and slower growth in average weekly wages.
•	University Systems: Spending for the State University of New York (“SUNY”) is projected to decline, mainly due to the closure of the Long Island College Hospital. Over the Financial Plan period, spending in the university systems is expected to grow, on average, by roughly 2 percent annually.
•	Independent Officials: Spending for the Legislature, the Department of Audit and Control, and the Department of Law is projected to remain essentially flat through FY 2019. Judiciary spending is projected to increase by 1.7 percent in FY 2016, driven primarily by the authorization in the FY 2015 Enacted Budget for additional Family Court Justices, statutory salary increases for non-judicial employees represented by the Civil Service Employees Association (“CSEA”), and increased funding for civil legal services.
•	Local Assistance
Local assistance spending includes financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals.1 Reductions from the current-services projections for local assistance spending are expected to generate $1.2 billion in General Fund savings. Expected savings from targeted actions and continuation of prior-year cost containment actions include:
•	Education: The Executive Budget proposed a 4.8 percent ($1.1 billion) increase in School Aid for the 2015-16 school year, which was offset by downward revisions to spending based on revised school district data as of November 2014, and revised estimates of costs associated with the preschool special education program and the summer school special education program. In the Enacted Budget, the Executive and Legislature agreed to additional School Aid for the 2015-16 school year for a total increase of $1.4 billion (6.1 percent). In addition, the Enacted Budget includes funding for Persistently Failing Schools Transformation Grants to help turn around schools identified as having persistently low student achievement.
•	STAR: The Enacted Budget aligns the New York City benefit with the STAR exemption program provided to the rest of the State by restricting the New York City PIT rate reduction to residents with incomes lower than $500,000. In addition to these proposed savings, current STAR spending estimates have been reduced to reflect a decline in the estimated number of STAR exemption recipients.
•	Mental Hygiene: The reduction in projected Mental Hygiene spending primarily stems from an acceleration of payments -- into FY 2015 -- associated with the State’s transition to Medicaid Managed Care, and prepayments for Voluntary Operated Intermediate Care Facilities and Day Habilitation services. It also reflects the use of

[1]	Local assistance includes payments for School Aid, School Tax Relief (“STAR”), Medicaid, public assistance, child welfare, local government assistance and a range of other purposes.

Balancing Incentive Program resources, authorized through the Affordable Care Act (“ACA”), to support a number of new spending investments over a multi-year period. Additionally, the reduction shows slower than expected FY 2016 growth in OPWDD and the Office of Mental Health. Growth in the level of Medicaid-eligible costs also generates a projected reduction in Mental Hygiene spending. State Budget actions also reduce Mental Hygiene spending, reflecting efforts to “rightsize” State institutions, primarily in OPWDD, and to transition individuals with developmental disabilities to less costly, community-based settings.
•	Medicaid: The Enacted Budget Financial Plan includes $200 million in annual State-share Medicaid savings beginning in FY 2016, a portion of which is achieved by funding certain OPWDD-related Medicaid costs under the Medicaid Global Cap. To accommodate these additional costs, DOH will use $815 million in additional State-funded Medicaid savings which are expected to accrue to the Global Cap in FY 2016 from accelerating the enrollment in BHP of legally residing immigrants currently receiving State-only Medicaid. Under BHP, the cost of insurance premiums for such individuals, and other individuals meeting certain income eligibility standards, will be supplemented by both State and Federal funds. BHP resources will also be used by DOH to offset fiscal constraints on the Global Cap, and to implement initiatives consistent with the goals of the Medicaid Redesign Team (“MRT”).
In addition, downward revisions to certain public health programs financed by the State’s Health Care Reform Act (“HCRA”) result in surplus resources available to support additional General Fund Medicaid spending.
•	Social Services/Housing: Lower spending is expected in several programs, including Supplemental Security Income, Foster Care, Child Care, Adoption, Close to Home, and Special Education. In addition, General Fund savings are achieved by funding certain housing programs from the Mortgage Insurance Fund. These savings are partially offset by increased spending in Child Welfare and Adult Protective/Domestic Violence.
•	Higher Education: Estimated spending has been lowered across several areas, including fringe benefit costs, community college base aid, Tuition Assistance Program and scholarship programs.
•	All Other: Lower General Fund spending is expected for local government grant awards, public safety, economic development, and health care programs.
Capital Projects/Debt Management
•	Savings are expected to be achieved through continuing the use of competitive sales, refunding of higher-cost debt as market conditions permit, and efficiencies from the consolidation of bond sales. In addition, projections reflect the impact of revised capital spending estimates and future bonding assumptions.
Initiatives/Investments
•	The Enacted Budget includes significant spending additions for education, human services, and health care. During negotiations, the Executive and Legislature agreed to approximately $625 million in distinct new spending additions to the FY 2016 Executive Budget.
Resource Changes
•	Tax Receipts: The estimate for annual tax receipts has been revised upward across all major tax categories to reflect results to date.
•	Tax Extenders/Tax Credits: The Enacted Budget includes various tax extenders and an expansion of existing tax credits, the largest of which include:
•	Create the Urban Youth Jobs Program. Doubles the annual allocation to $20 million for program years 2015 through 2017. This program builds and expands upon the success of the Youth Works Tax Credit Program, which provided a credit to employers who hire unemployed, at risk youth.
•	Extend the Limitation on Charitable Contribution Deductions for High Income New York State and New York City Personal Income Taxpayers for Two Years. The limitation on charitable contribution deductions for New York State and New York City taxpayers with adjusted gross income over $10 million is extended. The charitable contribution deduction limitation of 25 percent allowed under State Tax Law would have otherwise expired at the end of tax year 2015. The limitation has had no noticeable impact on charitable giving.
•	Extend Warrantless Wage Garnishment for Two Years. The authorization for The Department of Taxation and Finance (“DTF”) to garnish wages of delinquent taxpayers without filing a warrant with the Department of State or County Clerks is extended. The current program, now set to expire on April 1, 2017, has been successful in eliminating the unfunded mandate on counties to receive warrants from DTF. The program has also proven to be taxpayer friendly, since warrants appear on an individual’s credit report for seven years, even if the delinquency has been resolved.

•	Resolution of Federal OPWDD Disallowance: On March 20, 2015, the State and the Centers for Medicare and Medicaid Services (“CMS”) signed an agreement that resolves a pending disallowance for FY 2011, and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State will adjust the Federal/State share of future Medicaid costs to reimburse the Federal government $850 million in April 2015, and $100 million annually for each of the next 11 years beginning in FY 2017. The State will use $850 million in monetary settlement payments previously set aside for financial risks, to finance the FY 2016 cost of the Federal disallowance settlement.
•	Other Resources Changes: Other resources largely reflects the substantial prepayment in FY 2015 of debt service amounts due in FY 2016. In addition, the timing of certain transfers and other transactions at the end of FY 2015 had the effect of making additional resources available for FY 2016.
Negotiated and Other Changes to Executive Budget
As further described below, the Executive and Legislature, working from the Executive proposal, restored and added spending, amended tax laws and agreed on certain additional costs to be financed with additional available resources.
During negotiations, the Executive and Legislature agreed to $625 million in General Fund spending additions to the FY 2016 Executive Budget proposal. These include restorations, which are costs from the rejection of certain savings proposals contained in the Executive Budget. The additions were based on target amounts for individual budget conference committees, and as negotiated among the committees. The most significant addition was for School Aid. The Executive and Legislature also reached agreement on the reprogramming of certain spending initiatives proposed in the Executive Budget.
Negotiations on tax law changes resulted in a number of changes from the Executive proposal, including the elimination of the Executive-proposed property tax credit which, if fully phased in, would have provided $1.7 billion in tax relief. In addition, the Enacted Budget excludes the proposed establishment of an education investment tax credit and a reduction to corporate income taxes for small businesses.
The Enacted Budget includes additional costs in the Financial Plan associated with budget negotiations, as well as other costs that have materialized since the Executive Budget was proposed. Additional costs negotiated as part of the Enacted Budget include legislative rejection of proposed changes to the financing of the State’s STAR program and the proposed health exchange user fee. The Enacted Budget includes new costs to address persistently failing schools, which will be required to have a State-approved improvement plan in place with student achievement metrics and goals; additional snow and ice costs; and the settlement agreement between the State and CMS concerning existing and potential CMS audit disallowances for State-operated payment rates for services prior to FY 2014.
Other resources have been identified to finance the restorations and additions, and to provide for a balanced budget in FY 2016. These include reestimates to disbursements and receipts based on operating results for FY 2015, resources made available by the substantial prepayment of debt service expenses in FY 2015 of amounts due during FY 2016, and other prepayments and management actions.
Monetary Settlements
The Department of Financial Services (“DFS”), Department of Law, and the Manhattan District Attorney’s Office have reached financial settlements with a number of banks and other associated entities for violations of New York banking laws, and with a number of insurance companies and other associated entities for violations of New York insurance laws. The State has received a total of $7 billion from monetary settlements in FY 2015 and FY 2016 including two settlements, valued at approximately $1.3 billion, that were not part of budget negotiations. The Enacted Budget for FY 2016 earmarks $5.4 billion for one-time purposes, including $4.6 billion for capital projects to support economic development and infrastructure investments and $850 million for a Federal disallowance settlement. In addition, the General Fund included $275 million in FY 2015 and $250 million in FY 2016 for operating purposes. The Financial Plan assumes monetary settlements in the amount of $100 million in each of FY 2017 and FY 2018. Note that the Financial Plan does not reflect the May 2015 consent order between DFS and Barclays Bank PLC, and Barclays Bank PLC, New York Branch (collectively, “Barclays”). In May 2015, Barclays paid a $485 million civil monetary penalty to the State pursuant to that consent order.
List of Settlements
The following settlements were received, or are expected to be received by the State.

•	BNP Paribas, S.A. New York Branch (“BNPP”) paid the State nearly $3.6 billion pursuant to (i) a June 29, 2014 consent order between DFS and BNPP and (ii) a June 30, 2014 plea agreement between BNPP and the New York County District Attorney in connection with conduct by BNPP which violated U.S. national security and foreign policy and raised serious safety and soundness concerns for regulators, including the obstruction of governmental administration, failure to report crimes and misconduct, offering false instruments for filing, and falsifying business records.
•	Credit Suisse AG paid $715 million as a civil monetary penalty to the State pursuant to a May 18, 2014 consent order between DFS and Credit Suisse AG. This stemmed from Credit Suisse AG’s decades-long operation of an illegal cross-border banking business whereby Credit Suisse AG knowingly and willfully aided thousands of U.S. clients in opening and maintaining undeclared accounts and concealing their offshore assets and income from the Internal Revenue Service and New York authorities.
•	Commerzbank AG New York Branch and Commerzbank AG (collectively “Commerzbank”) paid a $610 million civil monetary penalty in accordance with a March 12, 2015 consent order between Commerzbank and the New York State DFS for violations of New York State Banking Law and regulations in connection with transactions on behalf of Iran, Sudan, and a Japanese corporation that engaged in accounting fraud. The State also received an additional $81.7 million in penalties and forfeiture from Commerzbank AG in accordance with a Deferred Prosecution Agreement entered into by Commerzbank AG with the Manhattan District Attorney’s Office and the United States Department of Justice, for moving more than $250 million through the U.S. financial system primarily on behalf of Iranian and Sudanese customers in violation of U.S. sanctions by concealing the illegal nature of these transactions and deceiving U.S. banks into processing illegal wire payments.
•	Deutsche Bank AG and Deutsche Bank AG, New York Branch (collectively “Deutsche Bank”) paid a civil monetary penalty to the State in the amount of $600 million in accordance with an April 23, 2015 consent order between Deutsche Bank and the New York State DFS for violations of New York State Banking Law and regulations in connection with the manipulation of benchmark interest rates, including the London Interbank Offered Rate, the Euro Interbank Offered Rate and Euroyen Tokyo Interbank Offered Rate.
•	The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”) paid a $315 million civil monetary penalty pursuant to a November 18, 2014 consent order between DFS and BTMU. The consent order pertains to actions taken by BTMU which wrongfully misled DFS in connection with its understanding of BTMU’s U.S. dollar clearing services on behalf of sanctioned Sudanese, Iranian, and Burmese parties, the transactions of which were settled through the New York Branch and other New York financial institutions. BTMU had previously paid to the State a $250 million civil monetary penalty pursuant to a previous June 19, 2013 consent order between DFS and BTMU related to BTMU unlawfully clearing through the New York Branch and other New York-based financial institutions an estimated 28,000 U.S. dollar payments, valued at approximately $100 billion, on behalf of certain sanctioned parties.
•	Bank of America (“BofA”) paid $300 million to the State pursuant to an August 18, 2014 settlement agreement to remediate harms related to BofA’s violations of State law in connection with the packaging, origination, marketing, sale, structuring, arrangement, and issuance of residential mortgage-backed securities and collateralized debt obligations. The settlement agreement is the result of investigations by Federal and State entities into BofA Corporation, Bank of America, N.A., and Banc of America Mortgage Securities, as well as their current and former subsidiaries and affiliates.
•	Standard Chartered Bank, New York Branch (“SCB NY”) paid $300 million to the State
•	pursuant to an August 19, 2014 consent order between the DFS and SCB NY for failure to fully comply with a September 21, 2012 consent order between the parties, by operating with certain ineffective risk management systems for the identification and management of compliance risks related to compliance with the Bank Security Act (“BSA”) and anti-money laundering (“AML”) laws, rules, and regulations, including BSA/AML risks related to U.S. dollar clearing for clients of SCB United Arab Emirates and SCB Hong Kong, among others.
•	Bank Leumi paid a $130 million civil monetary penalty pursuant to a December 22, 2014 consent order between DFS and Bank Leumi. The consent order pertains to (i) Bank Leumi’s knowing and willful operation of a wrongful cross-border banking business to assist U.S. clients in concealing assets offshore and evading U.S. tax obligations, and (ii) Bank Leumi misleading DFS about Bank Leumi’s improper activities.
•	Ocwen paid a $100 million civil monetary penalty and another $50 million as restitution to current and former Ocwen borrowers pursuant to a December 19, 2014 consent order between DFS and Ocwen. The consent order pertains, among other things, to numerous and significant violations of a 2011 agreement between Ocwen and DFS which required Ocwen to adhere to certain servicing practices in the best interest of borrowers and investors. The $100 million payment is to be used by the State for housing, foreclosure relief, and community redevelopment programs supporting New York’s housing recovery. The $50 million restitution payment will be used to pay $10,000 each to current and former Ocwen-services borrowers in New York whose homes were foreclosed upon by Ocwen between January 1, 2009 and December 19, 2014. The balance of the $50 million will then be distributed equally among borrowers who had foreclosure actions filed against them by Ocwen between January 1, 2009 and December 19, 2014, but in which Ocwen did not complete such foreclosure action.
•	Citigroup Inc. (“Citigroup”) paid $92 million to the State pursuant to a July 2014 settlement agreement to remediate harms to the State resulting from the packaging, marketing, sale, structuring, arrangement, and issuance of residential mortgage-backed securities and collateralized debt obligations. The settlement agreement is the result of investigations by Federal and State entities into Citigroup.
•	American Life Insurance Company (“ALICO”), Delaware American Life Insurance Company (“DelAm”), and MetLife, Inc. (“MetLife”) (collectively “MetLife Parties”) paid $50 million as a civil fine pursuant to a March 31, 2014 consent order between DFS and MetLife. The consent order related to a DFS investigation into whether ALICO and DelAm conducted an insurance business in New York without a New York license, and aided other insurers in doing an insurance business in New York without a New York license.
•	AIG paid a $35 million civil monetary penalty pursuant to an October 31, 2014 consent order between DFS and AIG. A DFS investigation uncovered that former subsidiaries, ALICO and DelAm, solicited insurance business in New York without a license and made intentional misrepresentations and omissions to DFS concerning those activities.
•	PricewaterhouseCoopers LLP (“PwC”) paid $25 million to the State pursuant to an August 14, 2014 settlement agreement between the DFS and PwC to (i) resolve the DFS’s investigation of PwC’s actions in performing certain consulting services for the Tokyo Branch of The Bank of Tokyo-Mitsubishi UFJ, Ltd. in 2007 and 2008, and (ii) establish the basis for a constructive relationship between the parties that will better protect investors and the public.
•	AXA Equitable Life Insurance Company (“AXA”) paid $20 million as a civil fine pursuant to a March 17, 2014 consent order between DFS and AXA. The consent order related to whether AXA properly informed DFS regarding the implementation of its “AXA Tactical Manager” strategy.
Uses of Certain Monetary Settlements
The Executive intends to direct the one-time resources from the monetary settlements to fund non-recurring expenditures. The majority of the settlement resources are expected to be used to fund new capital investments.
The Enacted Budget established a new capital fund called the DIIF, to allow settlement money to be set aside for the purposes it is intended to fund. The Enacted Budget Financial Plan includes a transfer of $4.6 billion of the settlement funds from the General Fund to the DIIF during FY 2016. These resources will be on deposit in the DIIF to fund the following initiatives:
•	Upstate Revitalization Program ($1.5 billion): The Enacted Budget includes $1.5 billion in funding for the Upstate Revitalization Initiative, whereby $500 million grants will be awarded to three upstate regions.
•	Thruway Stabilization Program ($1.3 billion): The Enacted Budget includes $1.285 billion to fund capital expenses related to both the New NY Bridge, which will replace the Tappan Zee Bridge, and the statewide New York State Thruway system.
•	Broadband Initiative ($500 million): The Enacted Budget establishes a $500 million New NY Broadband initiative to expand the availability and capacity of broadband across the State or development of other telecommunication infrastructure. This program is intended to expand the creation of high-speed networks and promote broadband adoption.
•	Health Care/Hospitals ($400 million): The Enacted Budget provides up to $355 million of grants to essential health care providers that facilitate mergers, consolidation, acquisition, or other significant corporate restructuring activities to create a financially sustainable system of care intended to promote a patient-centered model of health care delivery. An essential health care provider is a hospital or hospital system that offers health services in a region deemed to be underserved by the Health Commissioner. Funding may be used to restructure debt obligations or fund capital improvements to facilitate mergers and consolidations of hospitals in rural communities. The Plan provides $15.5 million to support capital expenses of the Roswell Park Cancer Institute; $19.5 million to establish a community health care revolving capital fund; and $10 million for IT and other infrastructure costs associated with the inclusion of behavioral health sciences in the Medicaid Managed Care benefit package.

•	Penn Station Access ($250 million): The Metropolitan Transportation Authority (“MTA”) Penn Station Access project, which will open a new Metro-North link directly into Penn Station, is expected to provide enhanced system resiliency, improvement in regional mobility, and construction of four new Metro-North stations in the Bronx.
•	Infrastructure Improvements ($115 million): The Enacted Budget provides $115 million for infrastructure improvements to support transportation, upstate transit, rail, airport, port, and other infrastructure improvements or economic development projects.
•	Transformative Economic Development Projects ($150 million): The Enacted Budget includes $150 million to support transformative economic development and infrastructure projects. The State’s investment will catalyze private investment, spurring significant economic development and job creation to help strengthen local communities in Nassau and Suffolk counties and their economies.
•	Resiliency, Mitigation, Security, and Emergency Response ($150 million): The Enacted Budget provides $150 million in settlement funds to support preparedness and response efforts related to severe weather events. These funds will also support efforts to prevent, prepare for, and respond to acts of terrorism, other public safety and health emergencies, and natural and man-made disasters.
•	Municipal Restructuring ($150 million): The Enacted Budget provides $150 million to assist and encourage local governments and school districts to implement shared services, cooperation agreements, mergers, and other actions that permanently reduce operational costs and property tax burdens.
•	Southern Tier/Hudson Valley Farm Initiative ($50 million): The Enacted Budget includes $50 million to help landowners in the Southern Tier and Hudson Valley maintain and develop farming, agricultural, and related businesses.
The DIIF legislation permits the use of available funds in case of economic downturn, and/or to cover disallowances and/or settlements related to overpayment of Federal Medicare and Medicaid revenues in excess of $100 million. While the legislation provides the State with potential additional reserves for these purposes, the Enacted Budget Financial Plan does not assume these resources would be used for these purposes.
Other Uses
•	Resolution of Federal OPWDD Disallowance: The Enacted Budget Financial Plan directed $850 million in monetary settlement funds to finance the first installment in a recently agreed to settlement between the State and Federal government to resolve Federal disallowances.
•	OASAS: The Enacted Budget assumes that $5 million of settlement funds will be used to expand services provided by OASAS to individuals with dependencies on alcohol or drugs, or who have gambling problems.
•	Undesignated Reserves: The Enacted Budget Financial Plan includes more than $1 billion in undesignated reserves related to the receipt of monetary settlements.
Special Considerations. The State’s Financial Plan is subject to complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted in the Financial Plan. In addition, the surplus projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings resulting from the 2 percent limit will be made available to the General Fund.
DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended for a variety of purposes that include improving the State’s cash flow, managing resources within and across fiscal years, assisting in adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures. As such, the State regularly makes certain payments above those initially planned, or defers payments, to maintain budget flexibility. All payments made above the planned amount are reflected in the year they occur and adhere to the limit of the State’s 2 percent spending benchmark.
The Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impacts of: national and international events; ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; the effect of household debt reduction on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State.
Among other factors, the Financial Plan is subject to various uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets, and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid expected in the Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. The projections and assumptions contained in the Financial Plan are subject to revisions which may result in substantial change. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.
Budget Risks and Uncertainties. There can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by action of the Governor.
The Financial Plan projections for the outyears assume that School Aid and Medicaid disbursements will be limited to the annual growth in NYS personal income and the ten-year rolling average of the medical care component of the consumer price index (“CPI”), respectively. However, the FY 2014 Enacted Budget, FY 2015 Enacted Budget, and FY 2016 Enacted Budget authorized spending for School Aid to increase above the growth in personal income that would otherwise be used to calculate the school year increases.
State law grants the Governor certain powers to achieve the Medicaid savings assumed in the Financial Plan. However, there can be no assurance that these powers will be sufficient to limit the rate of annual growth in DOH State Funds Medicaid spending to the levels estimated in the Financial Plan. In addition, savings are dependent upon timely Federal approvals, revenue performance in the HCRA fund (which finances approximately one-third of the DOH State-share costs of Medicaid), and the participation of health care industry stakeholders.
The forecast contains specific transaction risks and other uncertainties including, but not limited to: the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan, including revenues associated with gaming activity in the State; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year or future years.
Federal Funding. The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to address response to, and recovery from, severe weather events and other disasters. Pressure on the Federal government to make reductions is elevated so long as the budgetary caps resulting from the Budget Control Act of 2011 and subsequent legislation remain in place. Any reduction in Federal funding levels could have a materially adverse impact on the Financial Plan. In addition, the Financial Plan may be adversely affected by other actions taken by the Federal government, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Issues of particular concern are described below.
The Federal CMS and the State have reached an agreement authorizing up to $8 billion in new Federal funding, over several years, to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding, provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver, is divided among the Interim Access Assurance Fund, the Delivery System Reform Incentive Payment Program, Health Homes, and various other Medicaid redesign initiatives.
Since January 1, 2014, in accordance with provisions of the ACA, New York State has been eligible for enhanced Federal Medical Assistance Percentage (“FMAP”) associated with childless adults. The DOH continues to both work with the CMS and refine the eligibility data systems to draw the appropriate amount of enhanced FMAP. This reconciliation may result in a modification of payments to the State and local governments.
As part of an approved plan between New York State and the Federal CMS, the State received a $250 million Designated State Health Program (“DSHP”) payment as part of a multi-year effort to transform OPWDD services and provide more individuals with developmental disabilities the opportunity to be served in community-integrated settings. The $250 million payment was received in FY 2015.
The Financial Plan assumes the State will reach agreement with CMS on a second phase of OPWDD transformation, which would accomplish a transition to holistic care management and value-based payments across all developmental disability systems. The transition to an integrated model of developmental disabilities-related care, behavioral health care, and medical care is expected to require significant changes to operations, structure, and organizational culture. The Financial Plan reflects the continuation of the $250 million DSHP payment in FY 2016 and FY 2017 to help effectuate this transformation. Such Federal funding has not yet been approved by CMS.
In October 2013, an impasse in Congress caused a temporary Federal government shutdown and raised concern for a time that the Federal debt ceiling would not be raised in a timely manner. In March 2015, a temporary suspension of the Federal debt limit expired, causing the debt limit to be reached. The Treasury Department has avoided default since then by operating under “extraordinary measures,” which again raises concern that the Federal debt ceiling may not be raised in a timely manner.
A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and State economies, financial markets, and intergovernmental aid payments. The specific effects on the Financial Plan of a Federal government payment default in the future are unknown and impossible to predict. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default.
A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.
Status of Current Labor Negotiations. The State has settled collective bargaining agreements with 97 percent of the State workforce subject to direct Executive control for the contract period that commenced in FY 2012. A seven-year agreement through FY 2018 was recently achieved with the Commissioned and Noncommissioned Officers unit in the Division of State Police. Five-year agreements through FY 2016 were reached with the CSEA, the United University Professions (“UUP”), the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), Council 82, DC-37 (Housing), and the Graduate Student Employees Union. Four-year agreements through FY 2015 were reached with the Public Employees Federation (“PEF”) and the Police Benevolent Association of New York State (“PBANYS”).
All of the agreements included wage and benefit concessions in exchange for contingent employee job protection. As such, the agreements have provided: two-year Deficit Reduction Plan (“DRP”) savings of $300 million; no general salary increases for the three-year period FY 2012 through FY 2014; a 2 percent general salary increase in FY 2015; and a 2 percent general salary increase in FY 2016 for the employees with five-year agreements. Commissioned and Noncommissioned Officers in the Division of State Police will receive general salary increases of 1.5 percent in FY 2017 and FY 2018, respectively. Additionally, the agreements provided full-annual health benefit savings of $230 million resulting from increases to employee/retiree premium shares, copays, out-of-network deductibles and coinsurance.
Other compensation has also been provided. Two lump sum payments — $775 per employee in FY 2014 and $225 per employee in FY 2015 — were paid to employees represented by CSEA, PBANYS, NYSCOPBA and Council 82. Additionally, UUP employees may receive lump sum payments of similar value in the form of Chancellor’s Power of SUNY Awards and Presidential Discretionary Awards. However, employees represented by PEF and DC-37 (Housing) will not receive lump sum payments. Instead, they will be repaid for all DRP reductions over an extended period at the end of the contract term, whereas the others will be repaid for a portion of their reductions. Commissioned and Noncommissioned Officers in the Division of State Police will receive $1,250 increases to Hazardous Duty and Expanded Duty payments, respectively.
The unions representing State Police Troopers and Investigators have no contracts in place for the period April 2011 forward.

Prior-Year Labor Settlements. The Financial Plan continues to set aside money in the General Fund balance to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for prior contract periods. The amount identified is calculated based on the “pattern” settlement for FY 2008 through FY 2011 that was agreed to by the State’s largest unions. The amount set aside is expected to be reduced as labor agreements for prior periods are reached with unsettled unions.
Other Post-Employment Benefits. State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State and are enrolled in NYSHIP, or are enrolled in the NYSHIP opt-out program at the time they reach retirement and have at least ten years of eligible service for NYSHIP benefits. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a Pay-As-You-Go (“PAYGO”) basis as required by law.
In accordance with the Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating Other Post Employment Benefits (“OPEB”) liabilities. As disclosed in Note 13 of the State’s Basic Financial Statements for FY 2014, the State’s Annual Required Contribution (“ARC”) represents the projected annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.
As reported in the State’s Basic Financial Statements for FY 2014, the projected unfunded actuarial accrued liability for FY 2014 is $68.2 billion ($54.3 billion for the State and $13.9 billion for SUNY), an increase of $1.7 billion from FY 2013 (attributable entirely to SUNY). The unfunded actuarial accrued liability for FY 2014 used an actuarial valuation of OPEB liabilities as of April 1, 2012. These valuations were determined using the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years using the level percentage of projected payroll amortization method.
The actuarially determined annual OPEB cost for FY 2014 totaled $3 billion ($2.3 billion for the State and $0.7 billion for SUNY), a decline of $390 million from FY 2013 ($322 million for the State and $68 million for SUNY). The actuarially determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The actuarially determined cost was $1.5 billion ($1 billion for the State and $0.5 billion for SUNY) greater than the cash payments for retiree costs made by the State in FY 2014. This difference between the State’s PAYGO costs, and the actuarially determined required annual contribution under GASB Statement 45, reduced the State’s net asset condition at the end of FY 2014 by $1.5 billion.
GASB does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no additional funding is assumed for this purpose in the Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.
There is no provision in the Financial Plan to fund the actuarially determined required annual contribution for OPEB. If the State began making a contribution, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations , Civil Service and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices. Beginning with FY 2016, the State expects to incorporate (Mortality Improvement Scale) MP -2014 actuarial mortality assumptions, which reflect longer life expectancies for beneficiaries, resulting in increases to actuarial accrued liabilities and the present value of projected benefits.
The State is currently examining GASB-proposed changes to GASB Statement 45 requirements. The proposed changes will alter the actuarial methods used to calculate OPEB liabilities, standardize asset smoothing and discount rates, and require the funded status of the OPEB liabilities to be reported by the State. As proposed, the GASB changes would be implemented in the State’s FY 2018 financial statements.
Litigation. Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the Financial Plan.
Bond Market. Implementation of the Financial Plan is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or Short Term Investment Pool, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of projected public sales will, among other things, be subject to prevailing market conditions. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments, generally may affect the market for outstanding State-supported and State-related debt.
Secured Hospital Program. Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf, to pay for the cost of upgrading their primary health care facilities. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, which include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (“DASNY”) and the hospitals and certain reserve funds held by the applicable trustees for the bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2015, there were approximately $304 million of bonds outstanding for this program.
The financial condition of hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the remaining hospitals, one is experiencing significant operating losses that have impaired its ability to remain current on its loan agreement with DASNY. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in FY 2014 when $12 million was paid and again in FY 2015 when $24 million was paid. DASNY also estimates the State will pay debt service costs of approximately $25 million in both FY 2016 and FY 2017, and approximately $14 million annually in FY 2018 through FY 2020. These amounts are based on the actual experience to date of the participants in the program, and would cover the debt service costs for one hospital that currently is not meeting the terms of its loan agreement with DASNY, a second hospital whose debt service obligation was recently discharged in bankruptcy but is paying rent which offsets a portion of the debt service, and a third hospital that is now closed. The State has estimated additional exposure of up to $24 million annually, if all the hospitals failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.
Risks to U.S. Economic Forecasts. National economic growth slowed to 0.2 percent in the first calendar year quarter of 2015, only 0.1 percent above the U.S. Bureau of Economic Analysis’s initial estimate for the first calendar year quarter of 2014. The latter quarter was ultimately revised down to a contraction of 2.1 percent. Once again, weather was a critical factor in restraining growth, but it was not the only one. Labor disputes at West Coast ports, a strengthening dollar, and the impact of low oil prices on the nation’s domestic energy industry combined with a harsh winter to reduce the nation’s rate of expansion. Although the port strike is over, its effects are expected to unwind slowly, while the stronger dollar and low energy prices are expected to linger. Thus, only a modest rebound is projected for the quarter now in progress. Growth is projected to accelerate to almost 3 percent in the second half of the year. As a result, DOB has revised down its estimate of real U.S. Gross Domestic Product (“GDP”) growth for 2015 to 2.6 percent.
All of the factors listed above appear to be having a negative impact on the national labor market, which until recently had appeared to be exhibiting momentum. The private sector added only 94,000 jobs in March 2015, the weakest gain since June 2012, rebounding to a gain of 213,000 in April 2015. Consequently, DOB now projects weaker employment growth of 2.2 percent for 2015, as well as an unemployment rate that is marginally higher at 5.5 percent. Consistent with a much weaker first quarter and a moderately weaker labor market going forward, real household spending growth has been revised down to 3.1 percent. However, DOB still expects low energy prices to support improved household spending, after adjusting for inflation, over the remainder of the year.
Stronger household spending going forward should give private business added confidence to invest and hire in the future, but that boost will continue to be in part offset by the negative impact of falling oil prices on oil producers. That negative impact can be seen in the dramatic 50 percent decline in the U.S. oil rig count since last December. Although the overall impact on business investment is still expected to be positive over the longer term, the short-term impact is proving to be quite negative, with private business investment in structures falling 23.1 percent in the first quarter of calendar year 2015. West Coast port disruptions are likely to have hit business investment hard as well, with some supply-chain managers waiting three to six months for cargo to be unloaded, while others chose to reroute cargo to other ports despite having to pay higher costs. Both of these options likely resulted in delayed production and sales. Although the port strike ended in February, it could take until the second half of the year for the congestion to dissipate.
Another factor augmenting the negative pressures on business sales and investment is weaker-than-anticipated global demand. Since the recent sharp real appreciation of the dollar, export growth has weakened further. Adjusting for price changes, exports fell in five of the seven months ending in March 2015. Separate from the port strike and its effects on international trade, the global outlook remains uncertain as we await the impact of actions recently taken to stimulate the European and large East Asian economies. As a result, real U.S. export growth has been revised down to 2.3 percent for 2015, following 3.2 percent growth for 2014, while real growth in non-residential fixed investment has been revised down to 4.3 percent for 2015, following 6.3 percent growth for 2014.
The housing market rebounded somewhat after being hard hit by extreme winter weather last year. Housing starts exhibited monthly average growth of 3.5 percent over the second half of 2014, an improvement from a 1.8 percent decline over the first half of the year. But residential construction saw yet another slow start to the year, at least in part due to a virtual replay of last year’s harsh weather. Indeed, the most recent data appear to show that housing starts during the first quarter of 2015 are even weaker than in the first quarter of 2014. As the weather improves, housing market growth should be supported by historically low (although rising) interest rates, along with improving non-interest lending terms and a strengthening labor market. However, few data are signaling a strong rebound in the housing market during 2015. Consequently, DOB has revised down its projection for real residential investment growth to 4.5 percent for 2015.
On balance, the boost from lower energy prices is expected to only partially compensate for the weakness of the global economy, a listless housing market, and continued slow wage growth. Without support from these critical sources, DOB continues to anticipate that annualized quarterly growth in real GDP will remain below 3 percent over the foreseeable future. Given weaker growth in the labor market and the overall economy, DOB expects the Federal Reserve to delay raising its short-term interest rate target until the second half of 2015. Concern over disinflation in the U.S. and abroad provides additional support for this expectation. The headline CPI fell 0.1 percent in the first quarter of 2015 on a year-ago basis, while core CPI inflation remained well below the Federal Reserve’s 2 percent target. Domestic oil prices have risen above their March 2015 lows to about $60 per barrel, but are expected to remain soft for the foreseeable future. DOB now estimates consumer price inflation of zero percent for 2015.
Although the DOB economic outlook calls for a continued strengthening of the nation’s recovery, significant risks remain. In today’s highly interdependent global economy, it is difficult to foresee domestic growth substantially accelerating without vigorous stimulus from exports. While the Euro-area economy is no longer contracting and the European Central Bank has embarked upon a round of quantitative easing, unemployment rates are still rising in some areas and uncertainty over the integrity of the monetary union lingers. A Euro-area recovery that is even more sluggish than expected will likely result in slower export and corporate profits growth than reflected in this forecast. Although energy prices are expected to remain low, a complex geopolitical situation could ignite renewed volatility, which, along with equity price volatility, represents a risk to household spending. In contrast, stronger global growth or lower than expected gasoline prices would result in stronger outcomes than projected. Finally, the response of global financial markets to the unwinding of central bank accommodation in the U.S. remains a risk, whether that process starts in September 2015 or later in the year, particularly given the lack of experience upon which to draw.
Risks to New York State Economy. The State’s private sector labor market has continued to outperform expectations, with estimated growth for the 2014 calendar year incorporating upward revisions to employment in real estate services and construction; transportation and warehousing; financial services; professional and business services; and health care. Growth also remains strong in the tourism-related leisure and hospitality industries. Strong private sector growth of 2.2 percent is now estimated for 2014, with growth expected to decelerate to 1.6 percent in 2015 as the State’s labor market expansion matures. The long-term decline in government employment also came to an end in the second half of 2014. As a result, total employment growth for 2014 is projected to be 1.8 percent, while the projected growth for 2015 is 1.4 percent.
Stronger than anticipated job growth for 2014 has resulted in upwardly revised wage growth of 6.3 percent. However, preliminary information suggests that fourth-quarter earnings and revenues for the finance sector are likely to have weighed heavily on bonus payouts for the 2014-15 bonus season. DOB has reduced estimated finance and insurance sector bonus growth to only 0.7 percent on a 2015 State fiscal year basis. Lower bonus payouts have resulted in downward revisions to both total wages and personal income as well. In contrast, large volumes of IPO and merger and acquisition activity, along with strong real estate market growth, are estimated to have helped to propel growth in capital gains realizations well above 20 percent for the 2014 tax year.
The performance of the State’s private-sector labor market continues to surprise on the upside, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. Under regulatory and other pressures, the pattern of Wall Street bonus payouts has changed dramatically since the 2008-09 financial crisis, with payments now more widely dispersed across the year. In addition, taxable payouts can represent both current-year awards and deferred payments from prior year awards. Finally, the deferral ratio has also proven to be unstable. As a result, the uncertainty surrounding bonus projections continues to mount. Recent events also have demonstrated how sensitive financial markets can be to shifting expectations surrounding Federal Reserve policy. As the central bank moves closer to its first rate hike since June 2006, the resulting financial market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be weaker than we expect, both bonuses and taxable capital gains realizations could be negatively affected.
State Retirement Systems. The Systems provide pension benefits to public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). State employees made up about 32 percent of the membership during FY 2015. There were 3,029 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities.
As of March 31, 2015, approximately 643,000 persons were members of the Systems and approximately 430,000 pensioners or beneficiaries were receiving pension benefits. Article 5, section 7 of the State Constitution considers membership in any State pension or retirement system to be “a contractual relationship, the benefits of which shall not be diminished or impaired”.
The Common Retirement Fund (“CRF”) experienced significant investment losses in FY 2009. These investment losses negatively impacted the value of assets held by the CRF for the Systems. In order to protect employers from potentially volatile contributions tied directly to the value of the Systems’ assets held by the CRF, the Systems utilize a multi-year smoothing procedure. One of the factors used to calculate employer contribution requirements is the assumed investment rate of return used by the Systems Actuary, which is currently 7.5 percent.2
The current actuarial smoothing method recognizes annual gains and losses (investment returns above or below the 7.5 percent assumed return) over a 5-year period. The significant investment losses in FY 2009 substantially caused the increase in contribution rates for FY 2011, FY 2012, FY 2013 and FY 2014. However, rates decreased for FY 2015 and FY 2016 due, in part, to investment gains in years following 2009.
The amount of future annual employer contribution rates will depend, in part, on the value of the assets held by the CRF as of each April 1, as well as on the present value of the anticipated benefits to be paid by the Systems as of each April 1. Final contribution rates for FY 2016 were released on September 2, 2014. The average ERS rate decreased by 9.5 percent from 20.1 percent of salary in FY 2015 to 18.2 percent of salary in FY 2016, while the average New York State and PFRS rate decreased by 10.5 percent from 27.6 percent of salary in FY 2015 to 24.7 percent of salary in FY 2016. Information regarding average rates for FY 2016 may be found in the 2014 Annual Report to the Comptroller on Actuarial Assumptions which is accessible at www.osc.state.ny.us/retire/publications.
The Systems’ assets are held by the CRF for the exclusive benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the State Comptroller as trustee of the CRF. The Systems report that the net position restricted for pension benefits as of March 31, 2014 was $181.3 billion (including $5.3 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $17.1 billion or 10.4 percent from the FY 2013 level of $164.2 billion. The increase in net position restricted for pension benefits from FY 2013 to FY 2014 reflects, in large part, equity market performance3. The valuation used by the Systems Actuary was based on audited net position restricted for pension benefits as of March 31, 2014. The Systems’ audited Financial Statement reports a gain of 13.02 percent for FY 2014.
Consistent with statutory limitations affecting categories of investment, the State Comptroller, as trustee of the CRF, establishes a target asset allocation and approves policies and procedures to guide and direct the investment activities of the Division of Pension Investment and Cash Management. The purpose of this asset allocation strategy

[2]	During 2015, the Retirement Systems Actuary will conduct the statutorily required quinquennial actuarial experience study of economic and demographic assumptions. The assumed investment rate of return is an influential factor in calculating employer contribution rates. The chief investment officer currently is conducting an asset allocation study. The resulting asset allocation and long-term asset allocation policy will inform the Actuary’s recommendation regarding any revision in the investment rate of return (discount rate). Changes to the actuarial assumptions will be reflected in the 2016/17 rates, which the Comptroller is expected to announce in September 2015.
[3]	On May 22, 2015, the State Comptroller released a statement indicating that the value of the Systems’ invested assets posted an estimated 7.16 percent return for the fiscal year ended March 31, 2015. This report reflects unaudited data for assets invested for the Systems. The value of invested assets changes daily.

is to identify the optimal diversified mix of assets to meet the requirements of pension payment obligations to members. In the fiscal year ended March 31, 2010, an asset liability analysis was completed and a long-term policy allocation was adopted. The current long-term policy allocation seeks a mix that includes 43 percent equities (30 percent domestic and 13 percent international); 22 percent bonds, cash and mortgages; 8 percent inflation indexed bonds and 27 percent alternative investments (10 percent private equity, 6 percent real estate, 4 percent absolute return or hedge funds, 4 percent opportunistic and 3 percent real assets). Since the implementation of the long-term policy allocation will take several years, transition targets have been established to aid in the asset rebalancing process4.
The Systems report that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $204.5 billion on April 1, 2013 to $216.4 billion (including $101.5 billion for current retirees and beneficiaries) on April 1, 2014. The funding method used by the Systems anticipates that the plan net position, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from plan net position on April 1, 2014 in that the determination of actuarial assets utilized a smoothing method that recognized 20 percent of the unexpected gain for FY 2014, 40 percent of the unexpected gain for FY 2013, 60 percent of the unexpected loss for FY 2012, and 80 percent of the unexpected gain for FY 20115. The asset valuation method smoothes gains and losses based on the market value of all investments. Actuarial assets increased from $155.4 billion on April 1, 2013 to $171.7 billion on April 1, 2014. The funded ratio, as of April 1, 2014, calculated by the Systems Actuary in August 2014 using the entry age normal funding method and actuarial assets, was 92 percent6.
Financing Activities. New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey. As of March 31, 2015, total State-related debt outstanding totaled $54.2 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.9 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.
State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with PIT Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State expects to transition to using only three credits – General Obligation bonds, PIT Revenue Bonds, and Sales Tax Revenue Bonds, the latter of which was authorized in the FY 2014 Enacted Budget.
Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) for future issuances. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). DOB is not aware of such an extraordinary

[4]	More detail on the CRF’s asset allocation as of March 31, 2014, long-term policy allocation and transition target allocation can be found on page 80 of the New York State and Local Retirement System’s (“NYSLRS”) Comprehensive Annual Financial Report (“CAFR”) for the fiscal year ending March 31, 2014.
[5]	The current actuarial smoothing method spreads the impact of gains or losses above or below the 7.5 percent assumed investment rate of return over a 5-year period.
[6]	Detail on the funded ratios of ERS and PFRS as of April 1 for FY 2014 and for each of the five previous fiscal years can be found on page 58 of the NYSLRS’ CAFR for the fiscal year ending March 31, 2014. Detail regarding employers’ Annual Required Contribution for FY 2014 and each of the five previous fiscal years can be found on page 59 of the NYSLRS’ CAFR for the fiscal year ending March 31, 2014.

circumstance having ever occurred in the past and does not anticipate that it would occur in the future. DOB expects that both the outstanding Lease Revenue Bonds and the new Facilities Revenue Bonds will be payable solely from Dormitory Facilities Revenues which are the property of DASNY, not the State. Accordingly, DOB has not included any annual debt service expense of the Lease Revenue Bonds or the Facilities Revenue Bonds in the Financial Plan. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, DOB will continue to count these bonds as State-supported debt for purposes of the Debt Reform Act of 2000 (“Debt Reform Act”) caps.
State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by the Office of the State Comptroller (“OSC”) on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements.
The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (i.e., New York State Thruway Authority (“NYSTA”) toll revenue bonds, Triborough Bridge and Tunnel Authority or MTA revenue bonds or DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (i.e., DASNY school district revenue bonds). This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.
The issuance of General Obligation debt and debt of LGAC is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of PIT and Sales Tax Revenue Bonds) acting under the direction of DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for PIT Revenue Bonds are NYSTA, DASNY, Empire State Development (“ESD”), the Environmental Facilities Corporation, and the Housing Finance Agency and the Authorized Issuers for Sales Tax Revenue Bonds are NYSTA, DASNY, and ESD. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, the Public Authorities Control Board and the State Comptroller.
The State has never defaulted on any of its General Obligation indebtedness, PIT Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements.
Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation Tax and Revenue Anticipation Notes (“TRANs”) that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of July 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2015, approximately $2.3 billion of LGAC bonds were outstanding.
The LGAC legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond

Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).
The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in the past to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.
Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by The City of New York or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.
State Personal Income Tax Revenue Bond Financing. Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State’s Authorized Issuers. The legislation requires 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the Revenue Bond Tax Fund (the “RBTF”) for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds.
Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.
As of March 31, 2015, approximately $29.8 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios, noted below, are based upon estimates of PIT receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $3.9 billion annually over the next four years, PIT coverage is expected to decline from 3.9 times in FY 2016 to 3.3 times in FY 2019. The projected PIT Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the Dedicated Highway and Bridge Trust Fund Revenue Bond program will be issued under the PIT Revenue Bond program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with PIT Revenue bonds, but are not counted towards debt service coverage.
Debt Reform Act. The Debt Reform Act restricts the issuance of State-supported debt to capital purposes only, and for maximum terms of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in FY 2001, and was fully phased in at 4 percent of personal income during FY 2011. The cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in FY 2001, and was fully phased in at 5 percent during FY 2014. It was determined that the State was in compliance with the statutory caps in the most recent calculation period (FY 2014). The FY 2015 calculation is expected to be completed in October 2015.
Current projections anticipate that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $4.1 billion in FY 2015 to $498 million in FY 2019. This includes the estimated impact of the bond-financed portion of the Enacted Budget’s increased capital commitment levels. Debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit (which are not backed by a general obligation pledge of SUNY) are not included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.
Public Authorities. For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s CAFR. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if these authorities were to default on their respective State-supported or State-related debt issuances.
The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.
There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public authorities also receive monies from State appropriations to pay for the operating costs of certain programs.
New York City. The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.
Other Localities. Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and June 2014, the State Legislature passed 25 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, most recently for Rockland County, the Cities of Long Beach, Yonkers and Lockport. When local governments are authorized to issue bonds to finance operating deficits, the local government generally is subject to certain additional fiscal oversight during the time the bonds are outstanding, including an annual budget review by OSC. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.
The Buffalo Fiscal Stability Authority exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but transitioned to Advisory Period powers commencing on July 1, 2012.
In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that Nassau County would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a Control Period in State Supreme Court but did not prevail. NIFA is now exercising Control Period powers over Nassau County.
Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which presently perform certain review and advisory functions. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s FY 2014 or thereafter.
The City of Yonkers (the “City”) no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District (the “School District”) is fiscally dependent upon the City as it lacks taxing authority. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorized the City, subject to certain requirements, to issue serial bonds, not to exceed $45 million by March 31, 2015, to liquidate current deficits in the

School District’s general fund as of June 30, 2014. The FY 2015 Enacted Budget also provided $28 million to the City for the support of the School District for the City fiscal year 2015, subject to an Inter-Municipal Agreement being entered into by the City and the School District, with the approval of the State Budget Director. That agreement has been entered into and approved, and consolidates various non-academic District functions under the general management and direction of the City. In July 2014, the City of Yonkers filed suit challenging the constitutionality of the provisions of the Yonkers City School District Deficit Financing Act that require the City Council to adjust the City’s budget consistent with recommendations made by the State Commissioner of Education and State Comptroller, contending that the legislation was enacted without a Home Rule request from the City in violation of Article IX of the State Constitution. On February 24, 2015, a stipulation of discontinuance was filed with the Westchester County Clerk’s Office ending the litigation with prejudice. The State continues to work with City officials to develop a multi-year plan to address the implications of the improper accrual of State aid.
Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Budget Director, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. To date, the Restructuring Board is currently reviewing or has completed reviews for twelve municipalities. The Restructuring Board is also authorized, upon the joint request of the fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.
OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.
A total of 50 local governments (10 counties, 7 cities, 17 towns, 16 villages) and 87 school districts have been placed in a stress category based on financial data for their fiscal years ending in 2013. The vast majority of entities (98 percent) are classified in the “No Designation” category.
Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.
Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long range economic trends. Other large scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.
Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.
Grants to Local Governments. Local Assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. Local assistance spending in State Operating Funds is estimated at

$63.3 billion in FY 2016 and accounts for two-thirds of total State Operating Funds spending. Education and health care spending account for nearly two-thirds of local assistance spending.
Medicaid.
Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments. Eligible services7 include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).
In FY 2012, legislation was enacted to limit the year-to-year growth in DOH State funds Medicaid spending to the ten-year rolling average of the medical component of the CPI. The statutory provisions of the Medicaid spending cap (or “Global Cap”) also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. The Financial Plan reflects the continuation of the Medicaid spending cap through FY 2017, and the project assumes that statutory authority will be extended in subsequent years. Allowable growth under the cap for medical services is 3.6 percent for FY 2016. Reflecting projected CPI reductions, DOB currently forecasts allowable cap growth at 3.4 percent in FY 2017; 3.2 percent in FY 2018; and 3 percent in FY 2019. Certain administrative costs and changes in the Federal or local shares are not subject to this index.
The indexed provisions of the Global Cap apply to a majority of the State share of Medicaid spending that is budgeted and expended principally through DOH. However, the Global Cap is adjusted for State costs associated with the takeover of local Medicaid growth and the multi-year assumption of local Medicaid Administration, as well as increased Federal financial participation that became effective in January 2014 under the provisions of the ACA. State share Medicaid spending also appears in the Financial Plan estimates for other State agencies, including the mental hygiene agencies, child welfare programs, and education aid.
The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA resources and provider assessment revenue.
Since FY 2014, certain OPWDD-related Medicaid costs have been financed within available resources under the Global Cap to alleviate the financial impact of reduced Federal revenue associated with the reimbursement of Medicaid costs at State-operated facilities providing developmental disability services. The Enacted Budget includes $200 million in Financial Plan savings, a portion of which are associated with additional OPWDD-related Medicaid costs which will be funded under the cap. These additional costs will be funded primarily from additional State-funded Medicaid savings which are expected to accrue to the Global Cap in FY 2016 as a result of accelerating the enrollment of certain legally residing immigrants who currently receive State-only Medicaid funding to the BHP. The cost of insurance premiums for such individuals, and other individuals meeting certain income eligibility standards, will be supplemented by both State and Federal funds. These BHP resources will also be used by DOH over the Financial Plan period to support the MRT wavier and to implement investments and initiatives consistent with MRT principles for improving the State’s effectiveness and efficiency of health care service delivery.
Fluctuation in enrollment, the costs of provider health care services, and health care utilization levels are among the factors that drive higher Medicaid spending within the Global Cap. The number of Medicaid recipients in the State is expected to exceed 6.1 million by the end of FY 2015; this represents an 8.9 percent increase from FY 2014 caseload of 5.7 million. This expected growth is mainly attributable to expanded eligibility and enrollment pursuant to the ACA, which became effective in January 2014 and therefore is largely federally funded.
School Aid. School Aid helps support elementary and secondary education for New York pupils enrolled in the 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses such as prekindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

[7]	The FY 2014 Enacted Budget eliminated the Family Health Plus (FHP) program effective January 1, 2015. The majority of the population previously receiving health care benefits through FHP have begun receiving more robust health care benefits through the Medicaid program, resulting from new Medicaid eligibility thresholds and increased Federal payments resulting from the ACA. The remainder of the previous FHP population, those above Medicaid levels, are eligible for Federal tax credits in the New York State of Health insurance benefit exchange and a majority will become eligible for BHP.

School Aid is expected to total $23.5 billion in school year (“SY”) 2016, an increase of $1.4 billion(6.1 percent) from SY 2015. This increase is provided largely through $1 billion of additional general operating support, consisting of a $603 million restoration in the Gap Elimination Adjustment and a $428 million increase in Foundation Aid. Another $274 million supports increased reimbursement in expense-based aid programs (e.g., transportation, Boards of Cooperative Educational Services, school construction) and other miscellaneous aid categories. The increase also includes $47 million of funding for new competitive grants, led by $30 million for prekindergarten for three- and four-year-old children.
In addition, the Enacted Budget Financial Plan provides $75 million to help transform persistently failing schools. The Budget also continues to provide $340 million of recurring annual funding to support Statewide Universal Full-Day Prekindergarten programs in order to incentivize and fund state-of-the-art programs and encourage creativity through competition.
Finally, the Enacted Budget maintains the two-year appropriation that continues Education Law provisions. School Aid is projected to increase by an additional $937 million (4 percent) in SY 2017.
The State finances School Aid from General Fund and Lottery Fund receipts, including video lottery terminals, which are accounted for and disbursed from a dedicated account. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which the related budget is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.

APPENDIX 6
Economic and Financial Conditions in Ohio
The following information is a brief summary of factors affecting the financial condition of the State of Ohio (the “State” or “Ohio”) and does not purport to be a complete description of such factors. Other factors will affect particular issuers within the State. In addition, many factors not included in this summary, such as the national economy, social and environmental policies and conditions, developments in municipal bankruptcies and the national and international markets for products produced in Ohio, could have an adverse impact on the financial condition of Ohio and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of Ohio and its political subdivisions.
This summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State; however this summary has not been updated nor will it be updated. Neither the Multi-State Trust nor its legal counsel has independently verified the information herein.
Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law, that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year (e.g., the current fiscal biennium began July 1, 2015 and ends June 30, 2017). Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year. The biennium for general capital appropriations purposes runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. The State Constitution effectively precludes the State from ending a fiscal year or a biennium in a “deficit” position.
Consistent with the fiscal biennium for operating purposes, the Governor is generally required to submit the Executive Budget to the General Assembly in February of each odd-numbered year. Appropriations legislation reflecting that Executive Budget is then introduced for committee hearings and review first in the House and then in the Senate, with that appropriations legislation as approved by the General Assembly then presented to the Governor for his approval (with possible line item vetoes). See Recent and Current Finances – Current Biennium regarding the 2016-17 biennial appropriations.
Authority for appropriating State moneys subject to appropriation rests in the bicameral General Assembly, which consists of a 99-member House of Representatives (elected to two-year terms) and a 33-member Senate (elected to overlapping four-year terms). Members of both houses are subject to term limits, with a maximum of eight consecutive years in either. The Governor has veto power, including the power to make line-item vetoes in bills making appropriations. Vetoes may be overridden by a three-fifths vote of each house.
The Constitution requires the General Assembly to “provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt.” The State is effectively precluded by law from ending a fiscal year or a biennium in a “deficit” position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.
With each office performing specific functions relating to State expenditures, the Office of Budget and Management (OBM) and the Treasurer of State account for and report on the State’s fiscal affairs. OBM maintains records of the appropriations made by the General Assembly, and its Director, appointed by the Governor, certifies the availability of unencumbered appropriations as a condition of contract validity. OBM fiscal functions include the development and oversight of operating and capital budgets as well as the review, processing, and reporting of financial transactions for most State departments and agencies (excluding, among others, higher education institutions). The OBM Director’s certification is required for all expenditure vouchers before OBM may issue State warrants. Upon certification, OBM updates its accounting records to reflect the level of vouchered expenditures. The Treasurer of State maintains the cash and investments that comprise the State treasury and invests State funds. The Treasurer redeems the warrants issued by OBM when presented for payment by financial institutions and monitors the amounts and the timing of payments to determine the State’s cash flow position for investment purposes.
State financial reporting practices have been and are in accordance with generally accepted accounting principles (GAAP basis). Each Comprehensive Annual Financial Report (CAFR) includes the State’s Basic Financial Statements (BFS) for that Fiscal Year as examined by the Auditor of State. The most recent CAFRs are accessible via OBM’s home page on the Internet at http://obm.ohio.gov/SectionPages/FinancialReporting/, and copies may be obtained by contacting OBM, 30 E. Broad Street, 34th Floor, Columbus, Ohio 43215, phone (614) 466-4034. The

Fiscal Year 2013 CAFR received the Government Finance Officers Association certificate of achievement for excellence in financial reporting.
The BFS are presented in accordance with a fund classification system prescribed by the Governmental Accounting Standards Board. The GAAP basis financial statement presentation is comprehensive in scope and includes organizations and activities defined within Ohio’s reporting entity that are not subject to the State’s appropriation process. The “General Fund” as reported in the BFS includes more than just the State’s General Revenue Fund (GRF); it also encompasses the Budget Stabilization Fund and those reimbursement-supported funds that account for activities administered by State agencies and departments and for which special revenue or proprietary fund classifications are considered inappropriate.
In accordance with State law, financial statements and analyses (with supporting schedules) of State agencies’ transactions, based on official records maintained by OBM, are incorporated into the Governor’s Executive Budget. That budget, along with other information, is the subject of extended hearings and reviews in the General Assembly during the biennial appropriation process. See Recent and Current Finances – Current Biennium regarding the 2016-17 biennial appropriations.
Most State operations are financed through the State’s General Revenue Fund (GRF). Personal income and sales-use taxes are the major sources of GRF tax revenue. The last complete fiscal year ended June 30, 2015 with a GRF fund balance (after year-end transfers) of $550.4 million. The State has a “rainy day” fund, the Budget Stabilization Fund (BSF), which for Fiscal Year 2016 and until used is intended to carry a balance of up to 8.5% of the GRF revenue for the preceding fiscal year (this amount was 5% for Fiscal Year 2015 and prior years). The BSF is generally maintained by transfer from the surplus, if any, in each fiscal year. The current BSF balance is $2.005 billion, which equals 6.4% of Fiscal Year 2015 GRF revenue.
The GRF ending cash and fund balances for Fiscal Year 2015 were approximately $1.71 billion and $1.29 billion, respectively, with $736.1 million of that ending fund balance transferred pursuant to statutory designations leaving a balance of $550.4 million. (See Recent and Current Finances – Current Biennium). Recent biennium-ending GRF balances were:
Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)[a]	Ending Cash Balance (In Thousands)	Fund Balance Less Designated Transfers (In Thousands)[b]
2006-07	2005	2007	215,534	1,432,925	215,534
2008-09	2007	2009	389,103	734,526	389,103
2010-11	2009	2011	430,707	844,467	138,816
2012-13	2011	2013	2,278,202	2,639,249	1,110,942
2014-15	2013	2015	1,711,679	1,286,469	550,369

[a]	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.
[b]	Reflects the ending fund balance less any amounts designated for transfers to other funds, including the BSF.
Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balance (particularly in the GRF), some of which are described below. None of those actions have been applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.
Recent Receipts and Disbursements
The following summary statements, prepared by OBM based on its accounting records, include (i) governmental and proprietary appropriated funds, cash receipts and cash disbursements, and (ii) GRF cash basis activity. The governmental and proprietary appropriated funds encompass the General Fund (which includes the GRF and BSF), as well as special revenue, debt service, capital projects, and enterprise fund types, all as defined and included in each BFS.

Summary Statement
Governmental and Proprietary Appropriated Funds
($ in Millions)
Cash Receipts
SOURCE OF RECEIPTS	Fiscal Year
	2011	2012	2013	2014	2015
Taxes:
Personal Income[a]	$ 8,820.1	$ 9,029.7	$ 9,869.8	$10,116.7	$ 8,883.2
Sales and Use[b]	7,769.0	8,293.6	8,851.5	9,671.0	10,417.8
Corporate Franchise[c]	237.2	117.4	262.2	272.6	2.6
Financial Institutions[c]	0.0	0.0	0.0	197.9	182.1
Commercial Activity Tax	1,451.6	1,655.9	1,594.9	1,828.0	1,752.6
Gasoline	1,757.2	1,684.2	1,725.0	1,844.8	1,800.6
Public Utilities and Kilowatt Hour	728.0	712.0	702.0	742.7	809.8
Cigarette	855.6	843.2	827.4	815.7	808.2
Foreign Insurance	273.0	283.9	292.5	315.8	287.3
Highway Use	30.1	32.2	36.1	16.7	35.2
Estate[d]	72.1	66.5	105.2	39.4	3.1
Alcoholic Beverages	56.4	58.7	57.6	56.7	57.7
Liquor Gallonage	37.6	39.4	40.7	41.8	43.4
Domestic Insurance Franchise	194.3	194.1	211.6	203.1	257.2
Other	84.1	63.9	84.1	44.8	60.0
Total Taxes	22,366.3	23,074.8	24,660.6	26,007.9	25,400.7
Licenses, Permits and Fees	3,102.0	3,186.9	3,284.4	3,225.5	3,072.0
Sales, Services and Charges	1,958.9	1,968.0	1,682.7	1,262.9	1,392.1
Federal Government (including ARRA)	22,373.7	19,975.7	19,685.3	21,047.1	22,692.1
Other[e]	3,783.1	3,692.0	4,626.4	4,179.6	4,702.8
Proceeds from Sale of Bonds and Notes	1,345.1	1,406.6	732.2	1,468.6	1,103.8
Total Cash Receipts	$54,929.1	$53,304.1	$54,671.6	$54,671.6	$58,363.4

[a]	The personal income tax rate was reduced by 8.5% in calendar year 2013 and 1.5% in calendar year 2014, and a deduction was allowed commencing in calendar year 2013 for small businesses of 50% (temporarily increased up to 75% for tax year 2014) of annual adjusted gross income up to $250,000. (see Recent and Current Finances — Current Biennium).
[b]	Beginning September 1, 2013, the sales and use tax rate is being increased one-quarter percent to 5.75% (see Recent and Current Finances — Current Biennium).
[c]	Beginning in calendar year 2006, except for financial institutions, the State corporate franchise tax rate was phased out at a rate of 20% per year over five years. Beginning in tax year 2014, the financial institutions component is replaced with the new financial institutions tax; 2014 reflects refunds
[d]	Eliminated effective January 1, 2013.
[e]	Largest components consist of various reimbursements, loan repayments, unclaimed funds, and investment income.
Cash Disbursements
FUND TYPE	Fiscal Year[f]
	2011	2012 [g]	2013	2014	2015
General Fund
General Revenue Fund	$26,247.6	$26,394.8	$27,439.3	$28,901.8	$30,831.6
General Services Fund	6,106.4	5,090.2	4,557.1	4,590.6	4,758.1
Special Revenue Fund[g]	20,225.5	18,708.6	18,251.0	19,204.9	2,0644.3
Capital Projects Fund[h]	440.0	346.9	273.5	273.5	412.0
Debt Service Fund[i]	633.3	557.0	996.3	996.3	1,116.7
Enterprise Fund[j]	1,395.8	1,341.1	1,115.9	1,115.9	825.0
Total Cash Disbursements	$55,048.6	$52,438.6	$52,633.1	$52,633.1	$58,587.8

[f]	in all Fiscal Years reflect the reclassification of 161 individual funds from special revenue funds into the general services fund to be consistent with financial reporting changes made in GASB Statement No. 54 and effective for the Fiscal Year 2011 CAFR.
[g]	Includes local government support disbursements.
[h]	Includes amounts disbursed from proceeds of general obligation bonds and certain other State obligations.
[i]	Includes the several bond retirement funds for bonds secured by a pledge of taxes and excises.
[j]	Fiscal Year 2014 reduction reflects the transfer of the State’s spirituous liquor system in February 2013 to JobsOhio (see Recent and Current Finances — 2012-13).

SUMMARY STATEMENT
GENERAL REVENUE FUND CASH BASIS ACTIVITY
($ in Millions)
	Fiscal Year
	2011	2012	2013	2014	2015
Beginning Cash Balance	$ 510.3	$ 844.5	$ 973.4	$ 2,639.2	$ 1,700.1
Cash Receipts:
Taxes:
Personal Income[a]	8,120.3	8,432.9	9,507.8	8,064.9	8,506.7
Sales and Use[b]	7,578.2	8,087.0	8,444.9	9,165.8	9,960.2
Corporate Franchise[c]	236.6	117.1	261.9	(11.4)	2.5
Financial Institutions[c]	0.0	0.0	0.0	197.9	182.1
Commercial Activity Tax[d]	0.0	417.1	790.0	794.2	854.0
Public Utilities and Kilowatt Hour	278.7	468.9	461.7	488.4	464.5
Cigarette	855.6	843.2	827.4	814.0	808.2
Foreign Insurance	256.3	266.5	274.6	286.5	266.6
Other	380.5	372.5	447.4	334.4	361.0
Total Taxes	17,706.1	19,005.2	21,015.7	20,134.7	21,405.8
Federal Government (including ARRA)	8,429.0	7,363.0	7,525.8	8,575.6	9,301.3
Licenses, Permits and Fees	59.0	65.3	70.2	57.3	57.9
Investment Income	7.1	5.4	10.5	17.3	23.1
Other[e]	169.8	164.3	534.5	542.2	43.7
Total Cash Receipts	26,371.1	26,603.2	29,156.7	28,827.1	30,831.4
Cash Disbursements:
Primary, Secondary and Other Education[f]	6,740.0	6,457.8	6,574.2	6,813.2	7,299.5
Higher Education	2,411.0	2,102.7	2,044.3	2,085.0	2,139.6
Public Assistance and Medicaid[g]	11,425.8	12,465.7	0.0	0.0	0.00
Medicaid[g]	0.0	0.0	12,581.7	13,570.5	14,863.2
Health and Human Services.	1,099.1	964.8	1,151.8	1,235.8	1,249.8
Justice and Public Protection	1,940.2	1,863.0	1,804.6	1,837.0	1,850.3
Environmental Protection and Natural Resources	72.4	70.1	64.8	63.1	62.6
Transportation[h]	13.4	10.3	9.0	12.5	9.4
General Government	275.5	273.0	222.0	219.6	225.8
Community and Economic Development	103.2	90.3	52.2	53.4	42.4
Tax Relief and Other[i]	1,691.0	1,728.5	1,746.5	1,785.2	1,801.5
Capital Outlay	0.2	0.1	0.1	0.0	0.0
Debt Service[j]	475.9	368.5	1,188.2	1,226.4	1,287.7
Total Cash Disbursements	26,247.5	26,394.8	27,439.3	28,901.8	30,831.6
Cash Transfers:
Transfers-ink	1,392.1	582.3	402.0	405.7	641.6
Transfers-out[l]	(1,181.5)	(661.8)	(453.6)	(1,270.2)	(626.9)
Ending Cash Balance	$ 844.5	$ 973.4	$ 2,639.2	$ 1,700.1	$ 1,711.7

[a]	The personal income tax rate was reduced by 8.5% in calendar year 2013 and 1.5% in calendar year 2014, and a deduction was allowed commencing in calendar year 2013 for small businesses of 50% (temporarily increased up to 75% for tax year 2014) of annual business net income up to $250,000. (see Recent and Current Finances — Current Biennium).
[b]	Beginning September 1, 2013, the sales and use tax rate was increased one-quarter percent to 5.75% (see Recent and Current Finances — Current Biennium).
[c]	Beginning in calendar year 2006, except for financial institutions, the corporate franchise tax rate was phased out 20% per year over five years. Beginning in tax year 2014, the financial institutions component is eliminated and replaced with a new financial institutions tax; 2014 reflects refunds.
[d]	See State and Local Taxes for a discussion of the commercial activity tax (CAT) on gross receipts from doing business in Ohio — commenced in Fiscal Year 2006 at the initial rate of 0.06% and increased each year until reaching the current rate of 0.26% in Fiscal Year 2010.
[e]	Includes fines and penalties, rental receipts, refunds and certain intrastate transfers including transfers from the Unclaimed Property Trust Fund.
[f]	Mainly subsidies to local school districts for primary and secondary education and to colleges and universities for higher education.

[g]	Beginning in Fiscal Year 2013, disbursements for Medicaid were consolidated into a separate program and the portion attributed to Public Assistance was moved into the Health and Human Services Program.
[h]	These amounts are for non-highway transportation purposes, including mass transit, rail, and aviation.
[i]	State reimbursements to taxing subdivisions for the 12.5% property tax rollback granted to homeowners of real property (10% for commercial and industrial property until 2006), for partial real property homestead tax exemptions for the elderly and handicapped (expanded commencing in July 2007), and for revenue reductions resulting from phase-out of local taxes on tangible personal property. (see Recent and Current Finances — Current Biennium).
[j]	Beginning in Fiscal Year 2013, includes debt service on non-general obligation debt previously reflected in the applicable program. Reflects the restructuring of certain GRF debt service payments into later biennia resulting in net savings of $336.9 in Fiscal Year 2011, $449.3 million in Fiscal Year 2012 (see Recent and Current Finances — 2012-13).
[k]	Includes in all fiscal years transfers from the School District Property Tax Replacement Fund, in Fiscal Years 2010 through 2013 liquor profits, and in Fiscal Years 2010 through 2012 interest earnings on tobacco bond proceeds.
[l]	Fiscal Years 2012, 2013 and 2014 transfers out include $246.9 million, $235.1 million and $995.9 million and $425.5 million to the BSF, respectively.
Recent and Current Finances
Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law, that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd numbered year (e.g., the current fiscal biennium began July 1, 2015 and ends June 30, 2017). Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year. There is a separate biennium for general capital appropriations purposes that runs from July 1 in an even-numbered year to June 30 in the next even-numbered year.
The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current biennia for operating purposes. As evidenced by actions discussed, the State administrations and both houses of the General Assembly have been and are committed to and have taken and are taking actions that ensure a balance of GRF resources and expenditures.
2006-07 Biennium
Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the then Governor on June 30, 2005. That Act provided for total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over 2004-05 biennial expenditures) based upon expected total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over 2004-05 biennial revenue). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.
The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:
•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years. See Recent and Current Finances 2010-11 Biennium 2012-13 Biennium for a discussion of postponement of the final installment of this personal income tax reduction until the end of tax year 2010.
•	Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions). See Recent and Current Finances 2012-13 Biennium 2014-15 Biennium for a discussion of the replacement of the corporate franchise tax with new financial institutions tax effective tax year 2014.
•	Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio phased in over the 2006 through 2010 fiscal years. The CAT is being levied at its fully phased in rate of 0.26% on gross receipts in excess of $1,000,000. (See State and Local Taxes — Property Tax for a discussion of the use of a portion of the CAT to make compensating payments to school districts and other taxing units in connection with the phase-out of the local tangible personal property tax.) The fully implemented CAT produces about $1.45 billion annually with $139 million of that amount attributable to its application to motor fuels. In September 2009, the Ohio Supreme Court ruled that food sales for off-premise consumption may be included in the CAT base. On December 7, 2012, the Ohio Supreme Court upheld the application of the CAT to gross receipts from the sales of motor fuels but ordered that the proceeds of the CAT derived from those gross receipts –estimated by OBM at approximately $100 million annually - could not in the future be applied to nonhighway purposes. Under provisions enacted in the biennial appropriations Act for the current biennium, the State is phasing out the CAT on the sale of motor vehicle fuel and replacing it with a “motor fuel receipts tax” (MFRT), computed on the basis of gross motor fuel receipts received by in-State suppliers. In accordance with the Ohio Supreme Court’s ruling, MFRT receipts are required to be used for highway purposes.
•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).
•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.
The Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline (excluding appropriations for debt service, tax relief and refunds, and certain appropriations reflecting moneys received from the federal government) and then applies an annual growth factor equal to the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot. All GRF appropriations since have complied with this limitation.
The State ended Fiscal Year 2006 with a GRF cash balance of $1.529 billion and a GRF fund balance of $1.026 billion. Of that ending GRF fund balance, the State carried forward $631.9 million to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain the required 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining approximately $394 million was deposited into the BSF increasing its balance to $1.012 billion (which includes $40 million in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1.433 billion and a GRF fund balance of $215.5 million.
2008-09 Biennium
Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2008-09, primarily as a result of the Ohio economy being negatively affected by the national economic downturn. Budgetary pressures during this period were primarily due to continuing lower than previously estimated levels of receipts from certain major revenue sources.
Consideration came in three general time frames – winter 2007, fall/winter 2008, and spring 2009. Significant measures were taken including use of the entire BSF balance and expenditure reductions and spending controls on State agencies and departments.
Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.2% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.
The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:
•	Restructuring the nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.
•	Restoring local government fund support by committing a specified percentage of all tax revenues deposited into the GRF, with local governments to receive 3.7% of total GRF tax revenues annually and local libraries to receive 2.22% of total GRF tax revenues annually (see Recent and Current Finances –2012-13 Biennium for a discussion of changes to these allocations).
•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority (BTSFA) to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued $5.53 billion of tobacco settlement asset-backed bonds to fund capital expenditures for higher education ($938 million) and common school ($4.112 billion) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF partially funded the expansion of the homestead exemption property tax relief program in the Act. The Act reprogrammed all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025, with the largest allocations to elementary and secondary school capital expenditures, and with other amounts allocated for smoking cessation and health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.
Winter 2007. With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 OBM reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 million for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the 2008-09 biennium of $733 million.
Executive and legislative actions taken in response to those OBM estimates, included:
•	On January 31, 2008 the Governor issued an executive order directing expenditure reductions and spending controls totaling approximately $509 million (of which about $402 million was realized) for the 2008-09 biennium as well as limitations on major purchases, hiring and travel based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions was determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks were appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.
•	Transfer of unspent agency appropriations then expected to total $120 million in Fiscal Year 2008 and $78 million in Fiscal Year 2009.
•	Authorizing expansion of the State-run lottery system to include “keno” games then projected to generate $65 million in Fiscal Year 2009 of which approximately $25 million was realized.
In June 2008, the General Assembly also passed legislation that provided for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63.3 million from the BSF for the State’s share of increased Medicaid costs, $55 million from rotary funds and $25 million in uncommitted interest earnings from proceeds of the BTSFA’s Tobacco Settlement Asset-Backed Bonds issued in October 2007.
Fall / Winter 2008. With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540 million further reduction in its GRF revenue projections for Fiscal Year 2009 and a projected fiscal year budgetary shortfall of the same amount. Executive actions announced to offset the projected shortfall included:
•	Use of additional planned fiscal year-end lapses and GRF carry forward totaling $126.4 million.
•	Use of balances in various non-GRF “rotary funds” totaling $112 million.
•	Transfer to the GRF an additional $40 million of interest earnings on the proceeds of the tobacco securitization referred to above.
•	As authorized by June 2008 legislation referred to above, a transfer to the GRF of $63.3 million to pay for previously authorized Medicaid expenditures.
The $198.3 million remainder of the projected shortfall was offset by a 4.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others.
On December 1, 2008, OBM announced a further $640.4 million reduction in GRF revenue projections for Fiscal Year 2009 expected to result in a projected fiscal year shortfall of the same amount. Executive actions announced to offset much of that further projected shortfall included:

•	Reducing total GRF Medicaid spending by $311.1 million by using cash from non-GRF Medicaid accounts and the corresponding Federal share previously planned for use in Fiscal Year 2010.
•	Reducing total Medicaid program spending by $21.3 million by enhanced focus on use of other third party liability sources and other program savings exceeding original estimates.
•	Reducing other GRF expenditures by $180.5 million through a further 5.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, or the Departments of Rehabilitation and Corrections and Youth Services among others. These reductions were in addition to the approximately $1.27 billion of 2008-09 biennium budget adjustments previously undertaken.
The $131.9 million remainder of the shortfall was offset by additional federal Medical Assistance Payments (FMAP) received under the American Recovery and Reinvestment Act of 2009 (ARRA), which increased federal Medicaid match to the GRF by that amount (after taking into account loss of federal match from the two Medicaid related actions outlined above). Based on these expenditure reductions, spending controls and other measures – and before the revised revenue estimates referred to below - OBM was then projecting a positive GRF fund balance at June 30, 2009.
Spring 2009. Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2010-11 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2009. Those estimates revised Fiscal Year 2009 revenues downward by an additional $912 million over OBM’s December 2008 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. To address this additional Fiscal Year 2009 revenue shortfall, the Governor received General Assembly approval for and used the entire remaining BSF balance of $949 million for Fiscal Year 2009. Additional measures taken to address this shortfall included the restructuring of $52.8 million of Fiscal Year 2009 general revenue fund debt service into Fiscal Years 2012 through 2021 and expenditure reductions of $98 million in addition to the expenditure controls previously ordered by the Governor.
The State ended Fiscal Year 2009 with GRF cash and fund balances of $734.5 million and $389.1 million respectively, and a $-0- balance in the BSF. Of the ending GRF fund balance, $133.4 million represented the one-half of one percent of Fiscal Year 2009 GRF revenues the State is required to maintain as an ending fund balance.
2010-11 Biennium
Rigorous consideration was given by the General Assembly to the Governor’s Executive Budget proposed for the 2010-11 biennium in light of the difficult economic and fiscal conditions resulting from the national recession. The final GRF appropriations Act for the 2010-11 biennium , which was preceded by three seven-day interim appropriations acts, was passed by the General Assembly and signed (with selective vetoes) by the Governor on July 17, 2009. All necessary debt service and lease-rental payments related to State obligations for the entire 2010-11 biennium were fully appropriated for the three-week interim appropriations periods and under that final Act. Reflecting the final implementation of the restructuring of State taxes commenced in 2006-07 and a conservative underlying economic forecast, that Act provided for total GRF biennial appropriations of approximately $50.5 billion (a 3.8% decrease from 2008-09 biennial expenditures) based on total GRF expected biennial revenue of approximately $51.1 billion (a 4.2% decrease from 2008-09 biennial revenues). GRF appropriations for major program categories compared to 2008-09 actual GRF spending reflected increases of 3.4% for Medicaid (excluding ARRA funding referred to below) and 0.7% for corrections and youth services; and decreases of 13.8% for mental health and developmental disabilities, 8.3% for higher education, and 5.15% for elementary and secondary education. Among other expenditure controls, the Act included a number of Medicaid reform and cost containment initiatives and also included the restructuring of $736 million of Fiscal Years 2010 and 2011 general revenue fund debt service into Fiscal Years 2012 through 2025.
Major new sources of revenues or savings reflected in the 2010-11 appropriations Act included:
•	$2.4 billion of “federal Stimulus” funding received under the ARRA, including $1.464 billion for elementary and secondary education, $628 million for federal Medical Assistance Payments (FMAP), and $326 million for other purposes.
•	$933 million in gaming and license revenues from the Ohio Lottery Commission’s implementation of video lottery terminals (VLTs) at the seven horse racing tracks in the State. OBM estimated the VLTs would result in an approximate $851 million net increase in revenues for the biennium ($285 million in Fiscal Year 2010 and $566 million in Fiscal Year 2011) after taking into account offsetting effects of the VLTs on other lottery revenues. On September 21, 2009, the Ohio Supreme Court ruled that the statutory provisions enacted in the biennial appropriations Act for the implementation of VLTs were subject to voter referendum and granted petitioners in that case until December 20, 2009 to submit referendum petitions with the required number of signatures. The Ohio Secretary of State on March 26, 2010 confirmed those petitions contained a sufficient number of valid signatures to place the referendum on the November 2, 2010 ballot, but on July 1, 2010 the committee for the petitioners withdrew the referendum from the ballot.
•	$259 million from the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund (TUPAC) to be deposited into a special State fund (non-GRF) and then intended to be used for various health care initiatives. After a trial court in August 2009 ordered that these monies must remain in that endowment fund and be used for the purpose of reducing tobacco use, the State immediately appealed and in December 2009, the court of appeals ruled in favor of the State and reversed the trial court’s order. The Ohio Supreme Court in December 2010 affirmed the court of appeals decision in favor of the State.
•	$1.036 billion of “one-time” revenues or savings ($640 million in Fiscal Year 2010 and $396 million in Fiscal Year 2011), including $364 million from the spend-down of carry-forward balances (that required temporary suspension of the one-half of one percent ending fund balance requirement for the 2010-11 biennium), $250 million transferred from a cash account at the Ohio School Facilities Commission, $272 million savings from subjecting State employees to a two week unpaid “furlough” during each year of the biennium, $84 million from a reduction in State funding to public libraries, and $65 million from the transfer to the GRF of interest on the proceeds of the State’s 2007 tobacco securitization.
•	$530 million from transfers to the GRF of unclaimed funds and from other non-GRF funds.
In September 2010 the State also received from the Federal government an award of $518.6 million of enhanced Federal Medical Assistance Payments funding (eFMAP) and $361.2 million of funding for teacher salaries and personnel costs for primary and secondary education (Ed Jobs).
In September 2010 the State also received from the federal government an award of $518.6 million of enhanced federal Medical Assistance Payments funding (eFMAP) and $361.2 million of funding was also received by Ohio school districts for teacher salaries and personnel costs for primary and secondary education (Ed Jobs).
In response to the above-referenced September 21, 2009 decision of the Ohio Supreme Court declaring the VLT provisions in the biennial appropriations Act subject to referendum, the Governor proposed for General Assembly consideration postponing for two years the final installment of the personal income tax reduction then scheduled to take effect in tax year 2009 (for returns filed in 2010). After extended hearings and review, the General Assembly approved, and the Governor signed into law on December 22, 2009, legislation keeping personal income tax rates at 2008 levels through tax year 2010 (see Recent and Current Finances –2012-13 Biennium for discussion of implementation of the final phase of that personal income tax reduction).
The appropriations Act for the 2010-2011 biennium created a six-member legislative Budget Planning and Management Commission (BPMC) to “study and make recommendations that are designed to provide relief to the State during the current difficult fiscal and economic period”. The BPMC commenced meeting in June 2010, heard testimony, received suggestions and released two reports with both containing estimates of “non-recurring” revenues reflected in the 2010-11 budget as enacted ranging from $4.887 billion in the GRF to $8.339 billion for all GRF and non-GRF funds. These estimates included the effect of the postponement of the final installment of the personal income tax reduction.
The State ended Fiscal Year 2011 with GRF cash and fund balances of $844.5 million and $430.7 million, respectively. Of that ending GRF fund balance, the State reserved $138.8 million in the GRF reflecting the one-half of one percent of Fiscal Year 2011 GRF revenues the State is required to maintain as an ending fund balance and transferred $45.0 million into disaster services/emergency funds. The remaining $246.9 million was deposited into the BSF. These ending balances reflect the use of approximately $680 million in Fiscal Year 2011 GRF revenue to make payments for Medicaid managed care, the State’s share of instruction for higher education, payroll and other commitments that were previously scheduled to be deferred into Fiscal Year 2012.
2012-13 Biennium
2012-13 Biennial Budget and Appropriations. Consistent with State law, the Governor’s Executive Budget for the 2012-13 biennium was released in March 2011 and introduced in the General Assembly. After extended hearings and review, the 2012-13 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2011. To address the use of non-recurring funding sources in the prior 2010-11 biennium including federal stimulus amounts received under ARRA, the Act included targeted spending cuts across most State agencies and major new Medicaid reform and cost containment measures. Reflecting the tax law changes described below and a conservative underlying economic forecast, that Act provided for total GRF biennial appropriations of approximately $55.8 billion ($27.1 billion in Fiscal Year 2012 and $28.7 billion in Fiscal Year 2013). This reflected 10.5% and 10.7% increases over the 2010-11 GRF biennial appropriations and expenditures, respectively, based on total expected GRF biennial revenue of approximately $56.07 billion (a 6% increase from 2010-11 GRF biennial revenues). Fiscal Year 2012 GRF appropriations increased 3.1% over Fiscal Year 2011 actual spending, and Fiscal Year 2013 GRF appropriations increased 6.1% over Fiscal Year 2012 appropriations. GRF appropriations for major program categories compared to 2010-11 actual GRF spending reflected increases of 30.2% for Medicaid (13.1% for Fiscal Year 2012 over Fiscal Year 2011, and 10.0% for Fiscal Year 2013 over Fiscal Year 2012) due in large part to the absence of ARRA funding in the 2012-13 biennium and the redirection of 2012-13 biennial spending from non-GRF to GRF sources); decreases of 3% for elementary and secondary education; (a decrease of 3.5% in Fiscal Year 2012 over Fiscal Year 2011, followed by a 1.2% increase in Fiscal Year 2013 over Fiscal Year 2012), 9.1% for higher education (a decrease of 10.8% in Fiscal Year 2012 over Fiscal Year 2011, followed by a 3.8% increase in Fiscal Year 2013 over Fiscal Year 2012), and 8.1% for mental health and developmental disabilities (decreases of 0.3% in Fiscal Year 2012 over Fiscal Year 2011, and of 22.4% in Fiscal Year 2013 over Fiscal Year 2012) due to the transfer of community mental health Medicaid services to the Department of Job and Family Services); and flat funding for corrections and youth services. That Act also reflected the restructuring of $440 million of Fiscal Year 2012 general revenue fund debt service into Fiscal Years 2013 through 2025, approximately three-quarters of which was accomplished by the July 2011 issuance by the Ohio Public Facilities Commission of $488.8 million in refunding bonds, with the remainder accomplished by the September 2011 issuance by the Ohio Building Authority of $149.3 million in refunding bonds.
The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations (after the restructuring of Fiscal Year 2012 GRF debt service payments).
Major new sources of revenues or expenditure savings reflected in the 2012-13 appropriations Act included:
•	Transfer of the State’s spirituous liquor system to JobsOhio. On February 1, 2013, the State granted a 25-year franchise on its spirituous liquor system to JobsOhio Beverage System, a nonprofit corporation the sole member of which is JobsOhio, itself a nonprofit corporation created to promote economic development, job creation and retention, job training and the recruitment of business to the State. In exchange for the franchise, the State received a payment of $1.464 billion, $500 million of which was deposited in the GRF, $863.5 million was used to make provision for payment of all debt service on $725.0 million of outstanding State bonds and notes secured by a pledge of the State’s profits from the sale of spirituous liquor, and $100 million for funding certain revitalization projects. With that transfer, the State is forgoing deposits to the GRF from net liquor profits (those deposits totaled $153.0 million in Fiscal Year 2011, $92.5 million in Fiscal Year 2012 and $88.0 million in Fiscal Year 2013 through the February 1 granting of the franchise to JobsOhio Beverage System). Litigation filed in April 2011 in the Ohio Supreme Court challenged, under various provisions of the Ohio Constitution, certain aspects of both JobsOhio and the General Assembly’s February 2011 law that authorized its creation. Specifically, plaintiffs contested provisions in that law requiring that any challenges to that law or to the creation of JobsOhio be filed in the Ohio Supreme Court within sixty days after that law took effect. Plaintiffs also claimed that law was an improper special act conferring corporate powers, that the Governor could not serve on the JobsOhio board of directors, that the provisions for dissolution of JobsOhio violate limitations in the Ohio Constitution on State appropriations and assumption of corporate debt, and that the law created a joint venture under which the State is lending its aid and credit. On August 19, 2011, the Ohio Supreme Court dismissed this case for lack of subject matter jurisdiction. The 2012-13 appropriations Act also amended the February 2011 law to remove the Governor from the JobsOhio board of directors, require JobsOhio to comply with Ohio’s nonprofit corporation law unless specifically exempted from a provision, and eliminate the exclusive original jurisdiction in the Ohio Supreme Court and relax the deadlines for filing claims. In August 2011, the plaintiffs filed a complaint in the Court of Common Pleas of Franklin County, Ohio, containing many of the same challenges to both JobsOhio and the law that authorized its creation. In December 2011, the trial court dismissed this suit for lack of standing, and in June 2012, the Ohio Tenth District Court of Appeals affirmed the lower court’s decision. In July 2012, the plaintiffs requested that the Ohio Supreme Court review the Court of Appeals decision, and on January 23, 2013, the Ohio Supreme Court announced that it would hear the plaintiffs’ appeal solely on the question of standing. After full briefing and oral argument in late 2013, on June 10, 2014, the Ohio Supreme Court issued its decision affirming the judgment of the lower courts and concluding that the plaintiffs lack standing to bring this suit. On October 27, 2014, a former attorney for the plaintiffs in the case described above filed a new action in the Franklin County Court of Appeals in an attempt to revive these challenges to JobsOhio and the laws authorizing its creation and the transfer of the State’s spirituous liquor system. The State and JobsOhio have filed motions to dismiss this new lawsuit based on that attorney’s lack of standing and other jurisdictional considerations. Briefing by the parties has been completed and the court is expected to decide whether to grant those motions to dismiss.
•	Sale of five State-owned prison facilities to private operators expected to result in a net payment to the GRF of $75 million. A case filed in August 2011 in the Court of Common Pleas of Franklin County, Ohio, challenged the authorization in the 2012-13 appropriations Act to sell these prison facilities. Specifically, this litigation alleged that the provisions in that Act authorizing the sale of these prisons, as well as that entire Act, were enacted in violation of the “one subject rule” of the Ohio Constitution and violated the constitutional right to referendum, and that the sale of the prisons would create a joinder of private and public property interests violating the constitutional prohibition against the State entering into a joint venture. On August 31, 2011, that trial court rendered a non-appealable decision denying a temporary restraining order requested by the plaintiffs. In that decision, the trial court found that the provisions of the appropriations Act authorizing the sale of the prisons were not in violation of the one subject rule, did not violate the prohibition against the State entering into a joint venture, and do not fit within the exceptions to the right to referendum. The State announced on September 1, 2011 that, based on the proposals it received for five prisons, it was opting to sell only one of those facilities and that this would accomplish most of the desired financial result for the 2012-13 biennium. On December 21, 2011, the plaintiffs voluntarily dismissed their initial case without prejudice, and on July 9, 2012, the original and additional plaintiffs filed a new case in the Court of Common Pleas of Franklin County again raising the one subject rule and joinder of private and public property claims contained in the original case, but adding a claim for reinstatement and back pay of Department of Rehabilitation and Correction employees affected by prison sales. On November 20, 2012, the trial court granted defendants’ motions to dismiss and ruled that plaintiffs failed to state a claim for which relief can be granted. On December 18, 2012, plaintiffs filed an appeal in the Tenth District Court of Appeals, and on October 10, 2013, the appellate court rendered a decision reversing only the trial court’s dismissal of the one-subject-rule claim and ordering the case remanded to the Court of Common Pleas for further proceedings. After the court of appeals on January 15, 2014 denied the plaintiffs motion for reconsideration, both the plaintiffs and defendants filed separate further appeals which the Ohio Supreme Court on June 25, 2014 accepted for review of the one subject rule and the joinder of private and public property claims, and ordered the parties to file their briefs in accordance with the Court’s rules. Briefing by the parties is complete and the Court heard oral arguments in this case on May 20, 2015.
•	Reduction of local government fund allocations by $111 million in Fiscal Year 2012 and $340 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations are made by committing to the local government fund a set percent of annual tax revenues deposited into the GRF (beginning with Fiscal Year 2013 GRF tax revenues).
•	Reduction public library fund allocations to 95% of Fiscal Year 2011 levels resulting in expenditure reductions of $52.3 million in Fiscal Year 2012 and $102.8 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations to public libraries are made by committing to the public library fund a set percent of annual tax revenues deposited into the GRF (beginning with Fiscal Year 2013 GRF tax revenues).
•	Accelerated phase-out of reimbursement payments to local governments and school districts in connection with the elimination of the tangible personal property tax resulting in an increased share (estimated at $293.5 million in Fiscal Year 2012 and $597.7 million in Fiscal Year 2013) of the Commercial Activity Tax being deposited into the GRF (see State and Local Taxes – Property Tax).
•	Accelerated phase-out of reimbursement payments to local governments and school districts for electric power generation deregulation and natural gas deregulation resulting in a larger share (estimated at $141.6 million in Fiscal Year 2012 and $147.4 million in Fiscal Year 2013) of the kilowatt-hour tax and the entire (approximately $66.0 million in Fiscal Year 2012 and $66.0 million in Fiscal Year 2013) natural gas consumption tax being reallocated to the GRF.
•	$235 million from transfers to the GRF of unclaimed funds and from other non-GRF funds and $12 million from a tax amnesty program.
•	The 2012-13 appropriations Act also reflected the following tax law changes:
•	Implementation of the previously postponed final 4.2% annual decrease in State personal income tax rates (see Recent and Current Finances – 2010-11 Biennium).
•	Elimination of the estate tax beginning January 1, 2013, previously levied at a rate of 6% on estates over $338,333 and 7% on estates over $500,000. In Fiscal Year 2010, estate tax collections totaled $285.8 million of which $230.8 million was distributed to the local government jurisdictions from which it was collected and with $55.0 million retained by the State and deposited into the GRF.
•	Establishment of the InvestOhio income tax credit program under which investors in small businesses based in Ohio who hold their investments for at least two years may receive 10% income tax credits limited to a maximum of $10 million per investor per biennium with no more than $100 million of those credits to be issued over two years.The 2012-13 appropriations Act also reflects the following tax law changes:
The 2012-13 biennial appropriations Act created a Medicaid reserve fund and authorized the OBM Director to transfer up to $130 million from the GRF, if necessary, to provide for the payment of Medicaid costs above the enacted level of appropriations. That Act also created a $104 million Unemployment Compensation Contingency Fund to pay interest on federal advances to the State Unemployment Compensation Fund, $70.7 million of which was used to make the interest payment due in September 2011, with the remaining amount applied to the September 2012 interest payment of $65.8 million. The September 2012 interest payment was also funded by a $25 million GRF supplemental appropriation and a contribution from the State’s Unemployment Compensation Administration Fund. The Act also made changes to State construction bidding procedures and included additional authorizations for joint purchasing by and cooperation among local governments, all designed to create opportunities for cost savings.
Separate legislation was passed by the General Assembly and signed by the Governor on June 29, 2011, to reduce the State prison population by, among other changes, directing some low-level offenders to community-based programs.
2012 Mid-Biennium Review. On March 14, 2012, the Governor announced a series of policy proposals resulting from a “mid-biennium review” (2012 MBR), with a stated focus on job creation as a priority. The Governor’s 2012 MBR included proposals for General Assembly consideration in the areas of: energy (including shale oil and gas production opportunities in the Marcellus and Utica fields in the State, and modernizing the State’s oil and gas severance tax; electric generation and transmission; coal; cogeneration, alternative fuels and renewables; energy efficiency; and regulatory reform); personal income tax reduction (proposing that any new revenue from shale oil and gas production and the MBR proposal to modernize the State’s oil and gas severance tax system be used to reduce personal income tax rates by a commensurate amount); bank and financial institutions tax reform (including a modernization, intended to be revenue neutral, of Ohio’s taxes on banks and financial institutions replacing the corporate franchise and dealers in intangibles tax with a new financial institutions tax more accurately reflecting modern banking practices, closing loopholes and reducing the overall tax burden on most banks); education (including proposals for strengthening Ohio’s “third grade reading guarantee”, career education, a new school performance measuring system, expansion of digital and online learning, flexibility for teacher evaluations, new standards for dropout recovery schools, assessments of all publicly funded early childhood programs, and supporting adoption of a school reform plan for the City of Cleveland schools); workforce development (creating job opportunities for the developmentally disabled; an improved workforce development program; allowing those undergoing training with an employer to continue collecting unemployment benefits; linking energy companies with trained workers; and matching skilled veterans to the most in demand jobs); and achieving more management efficiency with associated State and local government budgetary savings (including combining the separate Offices of the State Architect and Engineer and the Office of Energy Services into an Ohio Facilities Construction Commission (OFCC) to administer the design and construction of state public facilities, with the Ohio School Facilities Commission retained as an independent agency within the OFCC but sharing employees and facilities). Those 2012 MBR proposals were considered by the General Assembly commencing in March in twelve separate pieces of legislation, and the General Assembly in May and June passed seven pieces of legislation addressing the subjects of energy (not including the 2012 MBR proposed changes to the State’s oil and gas severance tax), tax reform (not including the 2012 MBR personal income tax reduction proposal), education, workforce development, and management efficiency for both state and local governments.
As further implementation of the 2012 MBR, the General Assembly enacted and the Governor signed into law on December 20, 2012, a new financial institutions tax first applied to tax year 2014. This new tax applies to many companies that were previously subject to Ohio’s corporate franchise tax (primarily banks and other corporations classified as financial institutions) and also generally subjects “dealers in intangibles” (e.g., mortgage brokers, stockbrokers, finance and loan companies not classified as financial institutions) to the commercial activity tax. This new financial institutions tax replaced the current corporate franchise tax on financial institutions and the current dealers in intangibles tax. The proceeds from the new financial institutions tax are deposited in the GRF like the proceeds from the taxes it replaced. Based on revenue targets and mechanisms established in the legislation, OBM projected the effect of these tax changes to be revenue neutral to the GRF.
Fiscal Year 2013 Results. The State ended Fiscal Year 2013 with GRF cash and fund balances of $2.64 billion and $2.28 billion, respectively. These ending balances reflect approximately $1.15 billion in Fiscal Year 2013 underspending due largely to actual Medicaid expenditures $883.0 million below the original Fiscal Year 2013 spending estimate. Of that ending GRF fund balance, the State deposited $995.9 million into the Budget Stabilization Fund (BSF) increasing its balance to $1.48 billion which is the statutorily designated five percent of Fiscal Year 2013

GRF revenues; carried forward $963.2 million to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates (see Recent and Current Finances - Current Biennium), and transferred $120 million into the Unemployment Compensation Contingency Fund to pay interest on federal advances to the State Unemployment Compensation Fund and $51.3 million into disaster services/emergency funds. The remaining $147.8 million was reserved in the GRF reflecting the one-half of one percent of Fiscal Year 2013 GRF revenues the State is required to maintain as an ending fund balance.
2014-15 Biennium
2014-15 Biennial Budget and Appropriations. Consistent with State law, the Governor’s Executive Budget for the 2014-15 biennium was released in February 2013 and introduced in the General Assembly. After extended hearings and review, the 2014-15 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2013. Reflecting a stated focus on job creation and continued spending restraint, and based on a conservative economic forecast, that Act provided for total GRF biennial appropriations of approximately $62.0 billion (11.1% and 15.1% increases over the 2012-13 GRF biennial appropriations and expenditures, respectively and was based on expected total GRF biennial revenue (not including the $963.2 million carried forward from the 2012-13 biennium) of approximately $61.1 billion (a 7.7% increase from 2012-13 GRF biennial revenues). Fiscal Year 2014 GRF appropriations were increased 10.3% over Fiscal Year 2013 actual spending, and Fiscal Year 2015 GRF appropriations were increased 4.7% over Fiscal Year 2014 appropriations. GRF appropriations for major program categories compared to 2012-13 actual GRF spending reflect increases of 22.1% for Medicaid (16.8% for Fiscal Year 2014 over Fiscal Year 2013, and 6.2% for Fiscal Year 2015 over Fiscal Year 2014) attributable in large part to federal Affordable Care Act induced enrollment of previously eligible individuals and federally mandated physician rate increases; 8.9% for elementary and secondary education (5.0% for Fiscal Year 2014 over Fiscal Year 2013, and 5.8% for Fiscal Year 2015 over Fiscal Year 2014) due largely to enhancements in the K-12 school funding formula; 5.3% for higher education (1.8% for Fiscal Year 2014 over Fiscal Year 2013, and 2.1% for Fiscal Year 2015 over Fiscal Year 2014); 11.3% for mental health and developmental disabilities (8.9% for Fiscal Year 2014 over Fiscal Year 2013, and 0.3% for Fiscal Year 2015 over Fiscal Year 2014); and 2.1% for corrections and youth services (0.1% for Fiscal Year 2014 over Fiscal Year 2013, and 0.2% for Fiscal Year 2015 over Fiscal Year 2014). The Act also implemented a new school funding formula (see Schools and Municipalities – Schools) and allocated a portion of State public higher education funding to institutions based on their graduation rates, and eliminated the Ohio Cultural Facilities Commission by moving the administration of cultural facilities projects to the Ohio Facilities Construction Commission to achieve efficiencies and budgetary savings.
The 2014-15 biennial appropriations Act reflected the following tax reductions and related adjustments of major State taxes (primarily the personal income and sales and use taxes), resulting in an estimated net reduction in GRF revenues of $1.16 billion in Fiscal Year 2014 and $771 million in Fiscal Year 2015, including:
•	A 10% reduction in State personal income tax rates phased-in over three years (8.5% in calendar year 2013, 0.5% in calendar year 2014, and 1.0% in calendar year 2015), coupled with a freeze on the indexing of the State income tax brackets and the personal exemption for tax years 2013 through 2015 until these rate reductions are fully implemented (see 2014 MBR discussion below for information on the acceleration into calendar year 2014 of the 1% reduction initially scheduled to take effect for calendar year 2015).
•	Creation of a non-refundable earned income tax credit equal to 5% of the federal earned income credit that is limited to 50% of liability for gross income that exceeds $20,000 (see 2014 MBR discussion below for information on the increase of the credit amount from 5% to 10%).
•	A new deduction for small businesses of 50% of annual adjusted business net income up to $250,000 (see 2014 MBR discussion below for information on the temporary increase of this deduction to up to 75% for tax year 2014).
•	Elimination of the $20 personal income tax exemption for filers with a gross income greater than $30,000 and of the gambling loss deduction.
•	An increase in the State sales and use tax by one-quarter percent (from 5.5% to 5.75%) beginning September 1, 2013.
•	Authorization of full membership for the State in the streamlined sales tax project for the collection of State sales taxes on out-of-state companies for catalog and internet purchases.
•	Expansion of the State sales tax base to include digital goods such as e-books, music and video downloads and repeal of the exemption for magazine purchases.
•	Elimination of the corporate franchise tax (and dealers in intangibles tax) and the initial implementation and collection of the new financial institutions tax in tax year 2014.

•	Elimination of the 12.5% property tax roll back for owner-occupied residential property for new voter-approved local property tax levies.
•	Reinstituting income requirements for eligibility for new applicants for the State’s homestead tax exemption (this exemption was expanded in 2007 to include all senior citizens and disabled Ohioans regardless of income).
•	Establishing a variable minimum for the commercial activity tax for businesses with gross receipts greater than $1 million and an exemption from the CAT for grain handlers.
Medicaid Expansion. Subsequent to the passage of the GRF appropriations Act, the seven member State Controlling Board on October 21, 2013 voted 5 to 2 to increase federal Medicaid appropriations by approximately $562 million in fiscal year 2014 and approximately $2.0 billion in fiscal year 2015. These additional federal appropriations were to support the federally-authorized expansion of the Medicaid program to cover those with incomes up to 138 percent of the federal poverty level using 100 percent federal funds in fiscal years 2014 and 2015. On October 22, six State Representatives and two local right to life organizations filed an action in the Ohio Supreme Court against the Controlling Board and the Ohio Department of Medicaid requesting that Court vacate the Controlling Board’s October 21 action. The Controlling Board and State Department of Medicaid filed their initial answer to the complaint on November 5 and, after all evidence and briefs of the parties were submitted on the expedited schedule set for this case, the Court on December 20 issued its decision upholding the Controlling Board’s action.
2014 Mid-Biennium Review. On March 12, 2014, the Governor announced a series of initiatives across a range of topics resulting from a “mid-biennium review” for 2014-15 (2014 MBR), with the stated purpose of keeping Ohio moving forward. The Governor’s 2014 MBR included a range of proposals in the areas of: elementary and secondary education (including proposals for dropout prevention and recovery and making technical and vocational education accessible by more students as early as the seventh grade); higher education (including proposals for reforming Ohio’s dual credit programming to encourage more students to earn college credit while in high school; extending to two-year community colleges a funding formula tied to successful student outcomes; tying state funding for technical centers to the percentage of their students that find a job and other outcome-based benchmarks; increased use of technology and distance learning; increasing enrollment of international students and their retention in Ohio post-graduation; providing community colleges the option to offer a guaranteed tuition rate; and providing veterans college credit for their military training and experience); income tax reductions and other tax adjustments (including proposals to lower income tax rates across all income levels by 8.5% over the next three years; increasing the state’s earned income tax credit for low-income Ohioans from 5 to 15 percent of the federal earned income tax credit; increasing the state income tax personal exemptions for those with annual incomes up to $80,000; raising the tax on cigarettes by 60 cents to $1.85 per pack with equivalent taxes on other tobacco products including e-cigarettes; increasing the oil and gas severance tax to 2.75% of producer gross receipts while eliminating that tax for small conventional gas producers and exempting from that tax up to $8 million of gross receipts per well during the first three years to help producers recoup their start-up drilling costs, with approximately 20 percent of severance tax revenue directed to local governments in shale oil and gas producing regions of the state; and updating the commercial activity tax rate from its initial 0.26% rate established in 2005 to 0.30%); workforce (aligning the three main federal workforce programs through a single, integrated plan to provide faster and improved training; and expediting professional licensing and certification for veterans and their spouses); and human services (including increased access to crisis intervention and safe places for those with mental illness and addictions; allocating $26.9 million of non-GRF funds to support tobacco prevention and cessation programs; and expanding drug and substance abuse prevention in schools and prioritizing statewide funding for prevention initiatives). The 2014 MBR also proposed increasing appropriations to the Department of Rehabilitation and Correction by $53.5 million to address a rise in the prison population, and reducing local property tax reimbursement and debt service appropriations for the biennium by $35 million and $92 million, respectively, due to lower than expected payments, while continuing all necessary appropriations for debt service and lease rental payments for State obligations.
Those 2014 MBR proposals were introduced in the General Assembly in March as fourteen separate pieces of legislation, seven of which were enacted by the General Assembly in May and June and addressing the subjects of elementary and secondary education (including $5 million for alternative education programs), higher education (including $3.1 million for the State share of instruction), workforce, and human services (including $16 million for early education and child care, $16.8 million for adult and child protection services and $3.2 million for Family and Children Services). As further implementation of the biennial appropriations Act and due to positive Fiscal Year 2014 financial results, the 2014 MBR legislation passed by the General Assembly also included the following additional reductions and adjustments to the State personal income tax resulting in an estimated net reduction in GRF revenues of $402 million in Fiscal Year 2015:

•	Acceleration into calendar year 2014 of the remaining 1% reduction in State personal income tax rates previously scheduled to be effective in calendar year 2015.
•	An increase in the non-refundable earned income tax credit from 5% to 10% of the federal earned income credit that is limited to 50% of liability for gross income that exceeds $20,000.
•	A temporary increase in the deduction for small businesses from 50% up to 75% of annual business net income up to $250,000 for tax year 2014.
•	An increase in the State income tax personal exemption from $1,700 to $2,200 for gross income less than $40,000, and from $1,700 to $1,950 for gross income between $40,000 and $80,000.
The 2014 MBR legislation passed by the General Assembly also authorized the OBM Director to transfer to a Medicaid reserve fund up to $300 million from the GRF, if necessary, to provide for the payment of Medicaid costs above the enacted level of appropriations.
Fiscal Year 2015 Financial Results. The State ended Fiscal Year 2015 with GRF cash and fund balances of $1.71 billion and $1.29 billion, respectively. Of that ending GRF fund balance, the State transferred $425.5 million into the BSF, $50 million to the health and human services fund, $42 million to the Straight A fund, $40 million to pay unemployment compensation loan interest and $20 million for disaster services, and also made 16 other smaller transfers totaling $150 million. The remaining $550.4 million was carried forward to cover planned for and modest variance of Fiscal Year 2015 GRF appropriations over estimated revenue and to satisfy the requirement to maintain one-half of one percent of Fiscal Year 2015 GRF revenues ($157.4 million) as an ending fund balance. Of the $300 million Fiscal Year 2015 ending balance in the Medicaid reserve fund, the State transferred $101.1 million to the BSF (bringing its balance to $2.005 billion) with the remaining $198.9 million going to a health and human services reserve fund.
Current Biennium
2016-17 Biennial Budget and Appropriations. Consistent with State law, the Governor’s Executive Budget for the 2016-17 biennium was released on February 2, 2015 and introduced in the General Assembly. After extended hearings and review, the 2016-17 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2015. Reflecting a stated continuing focus on job creation, and based on a conservative economic forecast, that Act provides for total GRF biennial appropriations of approximately $71.2 billion ($34.9 billion in Fiscal Year 2016 and $36.3 billion in Fiscal Year 2017). This reflects 14.9% and 19.2% increases over the 2014-15 GRF biennial appropriations and expenditures, respectively, and is based on expected total GRF biennial revenue (not including the $393.0 million carried-forward from the 2014-15 biennium) of approximately $71.3 billion (a 17.5% increase from 2014-15 GRF biennial revenues). Fiscal Year 2016 GRF appropriations are increased 13.1% over Fiscal Year 2015 actual spending, and Fiscal Year 2017 GRF appropriations are increased 4.2% over Fiscal Year 2016 appropriations. GRF appropriations for major program categories compared to 2014-15 actual GRF spending (excluding debt service) reflect increases of 30.6% for Medicaid (21.8% for Fiscal Year 2016 over Fiscal Year 2015, and 5.1% for Fiscal Year 2017 over Fiscal Year 2016) driven by the shift in funding for the Medicaid expansion population from non-GRF sources to the GRF in the 2016-17 biennium; 10.9% for elementary and secondary education (5.0% for Fiscal Year 2016 over Fiscal Year 2015, and 4.2% for Fiscal Year 2017 over Fiscal Year 2016); 7.5% for higher education (4.5% for Fiscal Year 2016 over Fiscal Year 2015, and 3.3% for Fiscal Year 2017 over Fiscal Year 2016); 13.1% for mental health and developmental disabilities (9.1% for Fiscal Year 2016 over Fiscal Year 2015, and 7.3% for Fiscal Year 2017 over Fiscal Year 2016); and 6.6% for corrections and youth services (4.8% for Fiscal Year 2016 over Fiscal Year 2015, and 3.0% for Fiscal Year 2017 over Fiscal Year 2016). The Act also modifies the school funding formula to distribute new resources to districts with less capacity to raise revenues locally (see SCHOOLS AND MUNICIPALITIES – Schools) and freezes tuition and fees for two- and four year higher education institutions.
The Executive Budget, the 2016-17 appropriations Act and separate appropriations acts for the biennium include all necessary debt service and lease rental payment authorizations related to State debt obligations.
The 2016-17 biennial appropriations Act reflected the following tax reductions and related adjustments, resulting in an estimated net reduction in GRF revenues of $869.0 million in Fiscal Year 2016 and $952.0 million in Fiscal Year 2017, including:
•	An across-the-board 6.3% reduction in State personal income tax rates in calendar year 2015.

•	Continuation of the 75% exemption on the first $250,000 of business net income for small businesses in tax year 2015 (previously increased on a temporary basis for tax year 2014 (see Recent and Current Finances –
2014-15 Biennium)) and completely exempting the first $250,000 of business net income in tax year 2016 and beyond.
•	Beginning in tax year 2015, replacing the multi-bracket tax system for small businesses with a low flat rate of 3% on the amount of business net income.
•	Beginning in tax year 2015, limiting certain retirement income credits to taxpayers whose individual or joint adjusted gross income is less than $100,000 (this exemption was previously available to all taxpayers aged 65 years and older).
•	An increase in the cigarette tax from $1.25 per pack (of 20 cigarettes) to $1.60 pack, effective July 1, 2015.
OBM is currently projecting a $503.2 million GRF fund balance at the end of Fiscal Year 2016. As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit” position. OBM continually monitors and analyzes revenues and expenditures and related developments (including pending litigation) and prepares at the end of each month a financial report, the most recent of which is accessible via OBM’s home page at http://obm.ohio.gov with copies also available upon request to OBM.
Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective cash flow management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund (TOF). The State has not and does not do external revenue anticipation borrowing.
The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding fiscal year.
The State plans for and manages monthly GRF cash flow deficiencies within each fiscal year. GRF cash flow deficiencies have been within the TOF limitations discussed above.
State Debt
The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”
By 20 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for four that funded bonuses for veterans, one to fund coal technology research and development and one to fund other research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources and parks, higher education, common schools, conservation, research and development, site development and veterans compensation.
Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.
As of July 2015, debt service on all obligations paid from the GRF is as follows for the fiscal years indicated:

Annual Debt Service Requirements on State Obligations
Paid from the GRF
(in millions)
	General Obligations			Special Obligations			Total GRF Debt Service
FY	Education (a)	Infrastructure (b)	All Other (c)	DAS Facilities	DRC Facilities	AllOther (d)	Principal	Interest	Total
2016	$609,407	$231,040	$171,624	$97,479	$81,209	$116,398	$892,010	$415,147	$1,307,156
2017	593,468	219,900	179,179	92,780	74,056	96,846	881,750	374,476	1,256,226
2018	572,467	207,491	154,103	93,195	65,134	89,307	844,470	337,225	1,181,695
2019	582,732	189,958	137,788	82,479	56,730	74,482	823,870	300,298	1,124,168
2020	581,204	179,235	125,131	75,081	44,286	62,684	803,870	263,749	1,067,619
2021	573,835	168,300	100,896	74,846	44,424	47,924	783,115	227,109	1,010,224
2022	537,595	160,070	79,628	64,909	44,166	35,761	730,210	191,917	922,127
2023	474,022	151,394	68,100	59,183	40,105	35,766	668,875	159,694	828,569
2024	374,930	133,638	47,108	49,093	38,224	30,485	542,605	130,871	673,476
2025	312,562	125,293	26,280	43,557	33,658	23,780	458,835	106,294	565,129
2026	239,577	112,513	20,063	20,556	9,938	10,025	325,695	86,974	412,669
2027	183,445	98,619	15,282	20,555	9,940	7,048	261,900	72,986	334,886
2028	162,380	98,399	11,777	20,553	9,941	5,623	247,725	60,946	308,671
2029	162,615	88,673	6,919	20,558	9,948	5,623	245,045	49,288	294,333
2030	162,840	69,304	3,387	15,861	6,853	5,617	225,825	38,034	263,859
2031	163,115	69,093	0	12,481	6,856	0	224,310	27,234	251,544
2032	138,821	43,396	0	12,487	3,560	0	180,325	179,374	198,262
2033	71,607	34,421	0	10,049	3,556	0	109,325	10,307	119,632
2034	47,986	23,605	0	5,976	3,560	0	76,000	5,125	81,125
2035	24,156	0	0	5,975	0	0	28,720	1,381	301,310
							$9,354,509	$1,876,983	$12,231,491

(a)	Consists of common schools and higher education general obligation bonds and includes estimated debt service on adjustable rate bonds for common schools.
(b)	Includes estimated debt service on adjustable rate bonds.
(c)	Includes natural resources, coal development, conservation, research and development, site development and veteran’s compensation general obligation bonds.
(d)	Includes lease-rental bonds for mental health, parks and recreation, cultural & sports facilities and Department of Youth Services. Also includes lease-rental bonds previously issued for higher education facilities.
The following table shows total Fiscal Year debt service on certain outstanding State obligations currently payable from the indicated non-GRF revenues:
Annual Debt Service Requirements on State Obligations
Paid from Non-GRF Revenues
	Highway Under Receipts			GARVEE Federal Transportation Grants(b)
FY	Highway G.O.	ODOT/DPS Facilities (a)	Total
2016	$119,839,303	$10,552,410	$130,391,713	$179,290,346
2017	101,109,703	10,549,475	111,659,178	153,282,259
2018	86,307,480	10,554,100	96,861,580	127,084,997
2019	85,432,333	10,557,000	95,989,333	121,929,012
2020	84,126,862	9,708,200	93,835,062	117,387,296
2021	83,239,842	9,712,750	92,952,592	82,825,928
2022	81,500,702	8,144,500	89,645,202	38,041,625
2023	80,115,331	8,147,000	88,262,331	37,264,838
2024	78,687,152	8,146,250	86,833,402	36,521,650
2025	62,560,270	8,146,750	70,707,020	35,775,750
2026	34,964,550	8,142,750	43,107,300	-0-
2027	34,138,800	8,143,750	42,282,550	-0-
2028	33,305,300	8,143,750	41,449,050	-0-
2029	17,407,800	8,142,000	25,549,800	-0-
2030	-0-	8,142,750	8,142,750	-0-

(a)	Lease rental payments are paid from highway user receipts for these Ohio Department of Transportation and Department of Public Safety facilities.

(b)	Debt service paid from federal transportation grants apportioned to the State under Title 23 of the U.S. Code.
The following table shows the principal amount of those obligations that are currently scheduled to be outstanding as of July 1 of the indicated years:
	Obligations Payable from GRF			Non-GRF Obligations
Year	Education (a)	Other GO(b)	Special Obligations(c)	Highway User Receipts (d)
2016	$4,542,685,000	$2,463,760,000	$1,456,055,000	$763,105,000
2020	2,933,800,000	1,419,435,000	755,305,000	487,055,000
2025	1,129,515,000	591,495,000	203,890,000	142,690,000
2030	404,965,000	155,680,000	58,065,000	0

(a)	Includes obligations for common school and higher education capital facilities.
(b)	Includes natural resources, coal development, infrastructure improvement, conservation, research and development, site development and veterans compensation general obligation bonds.
(c)	Includes lease-rental obligations for various state capital facilities.
(d)	Includes general obligations for highways and lease-rental obligations for ODOT and DPS facilities.
The following tables show certain historical debt information and comparisons. These tables include only outstanding obligations of the State for which debt service is paid from the GRF.
Fiscal Year	Principal Amount Outstanding	Outstanding Debt per Capita	Outstanding Debt as % of Annual Personal Income
1980	$1,991,915,000	$184	1.86%
1990	3,707,054,994	342	1.83
2000	6,308,680,025	556	1.94
2010	8,586,655,636	744	2.05
2011	8,996,752,848	779	2.02
2012	9,760,505,915	845	2.10
2013	9,263,358,266	801	1.95
2014	9,517,346,998	821	193 (b)
2015	9,354,508,600	907 (a)	1.90 (b)

Fiscal Year	Debt Service Payable	Total GRF Revenue and Net State Lottery Proceeds	Debt Service as % of GRF Revenue and Lottery Proceeds	Debt Service as % of Annual Personal Income
1980	$ 187,478,382	$ 4,835,670,223	3.88%	0.18%
1990	488,676,826	12,230,681,298	4.00	0.24
2000	871,313,814	20,711,678,217	4.21	0.27
2010	710,284,236*	24,108,466,000**	2.95	0.17
2011	755,023,015*	26,777,133,000**	2.82	0.17
2012	692,776,090*	27,956,513,000	2.48	0.15
2013	1,204,775,861	30,361,815,000	3.97	0.25
2014	1,237,701,225	30,137,140,000	4.11	0.25 (b)
2015	1,278,258,664	32,463,100,000	3.94	0.26 (b)

(a)	Based on July 2014 population estimate.
(b)	Based on preliminary 2014 personal income data.
*	Reduction is due in large part to the restructuring of certain GRF debt service payments resulting in net savings of $416.8 million in Fiscal Year 2010, $336.9 million in Fiscal Year 2011, and $449.3 million in Fiscal Year 2012.
**	Excludes federal funds from the American Recovery and Reinvestment Act of 2009.
State special obligation debt, the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest, is authorized for specified purposes by Section 2i of Article VIII of the Constitution.
The Treasurer of State (Treasurer) currently issues the special obligations authorized under that Section 2i for parks and recreation and mental health facilities, and for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services (DAS) and others, the Departments of Transportation (ODOT) and Public Safety (DPS); correctional and juvenile detention facilities for the Departments of Rehabilitation and Correction (DRC) and Youth Services (DYS), and

various cultural facilities. Debt service on all these special obligations is paid from GRF appropriations, with the exception of debt issued for ODOT and DPS facilities which is paid from highway user receipts. All of those debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or other agreements entered into by the State.
As described above, the State’s highway general obligations and special obligations for ODOT and DPS facilities have always been paid from the State’s motor fuel tax and other highway user receipts that are constitutionally restricted in use to highway related purposes. In addition to its issuance of general obligation highway bonds, the State has financed selected highway infrastructure projects by issuing federal highway grant anticipation revenue (GARVEE) bonds and entering into agreements that call for debt service payments to be made from federal Title 23 transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in any current or future fiscal year is $179.3 million in Fiscal Year 2016. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose.
In December 2014, ODOT also entered into its first public-private agreement to provide “availability payments” in support of the development and operation of a State highway improvement project. Those availability payments are expected to be paid from non-GRF funds available to ODOT remaining after the payment of debt service on highway general obligations, ODOT special obligations and GARVEE bonds. That public-private agreement provides for availability payments in a base annual amount of $25.8 million beginning no earlier than Fiscal Year 2019, increasing to a projected maximum payment of $40.6 million in Fiscal Year 2053. Availability payments are subject to biennial appropriation by the General Assembly with the public-private agreement subject to automatic renewal upon appropriation of the biennial availability payments.
State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued that represent fractionalized interests in or are payable from the State’s anticipated payments. The maximum annual payment from GRF appropriations under those existing agreements is $44.3 million in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $240.0 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The approval of the OBM Director and either the General Assembly or the State Controlling Board is required if COPs are to be publicly-offered in connection with those agreements.
Only a portion of State capital needs can be met by direct GRF appropriations, so additional State borrowing for capital and other purposes has been and will continue to be required. For the 2015-16 capital biennium, the General Assembly approved $2.44 billion in new capital appropriations for the 2015-16 capital biennium, with $2.11 billion of those new capital appropriations to be funded by GRF-supported debt authorizations, $100 million to be funded from non-GRF debt authorizations and the remaining $234 million to be funded from cash. All of the following additional GRF-supported borrowing authorizations to fund those appropriations are reflected in the preceding tables:
General Obligation
•	$500,000,000 for capital improvements for elementary and secondary public schools.
•	$300,000,000 for local infrastructure projects.
•	$507,000,000 for higher education facilities.
•	$40,000,000 for natural resources facilities.
•	$100,000,000 for conservation purposes.
•	$5,000,000 for coal development purposes.
Special Obligation
•	$126,000,000 for prisons and local jails.
•	$34,000,000 for youth services facilities.
•	$124,700,000 for State administrative facilities.
•	$75,000,000 for cultural facilities (including both arts and sports facilities).
•	$41,000,000 for mental health facilities (including local projects).
•	$165,190,000,000 for parks and recreation facilities.

The above GRF-supported debt authorizations include funding for $12.6 million of emergency capital appropriations of a possible $50 million emergency capital authorization, the balance of which lapsed without being reauthorized.
In addition to the above $500 million general obligation debt authorization for elementary and secondary public school improvements, the General Assembly also appropriated $100 million for those elementary and secondary public school capital improvements from State lottery profits fees and revenues expected from the implementation of video lottery terminals (VLTs) at Ohio’s seven horse racing tracks as authorized by legislation enacted by the General Assembly in 2009. (See Recent and Current Finances – 2010-11 Biennium). On October 21, 2011, a complaint was filed in the Court of Common Pleas of Franklin County, Ohio, challenging the 2009 law authorizing those VLTs on a number of bases, including that its authorization of those VLTs as part of the State Lottery exceeds the authorization for a state lottery under the Ohio Constitution. The trial court on May 30, 2012 granted defendants’ motions to dismiss the case after finding that the plaintiffs did not have standing to bring this action, and the plaintiffs appealed this trial court ruling to the Tenth District Court of Appeals of Franklin County, Ohio. Since the trial court dismissed the case based on plaintiffs’ lack of standing, it did not address or decide the merits of the plaintiffs’ challenges to the 2009 law. On March 14, 2013, the Court of Appeals upheld the trial court’s dismissal of the case based on the plaintiffs’ lack of standing, and on July 24, 2013, the Ohio Supreme Court announced that it was accepting plaintiffs’ appeal of this case but holding it for review after it decided a separate case involving the question of an activist group’s standing to challenge issues relating to JobsOhio in a separate case on appeal (see Recent and Current Finances – 2012-13 Biennium). The Supreme Court released its decision in that separate case on June 10, 2014, and on July 2 defendants filed a motion to dismiss the appeal as improvidently granted based on that June 10 decision. On September 3, the Supreme Court granted in part and denied in part the defendants’ motion to dismiss, and ordered the parties to file merit briefs relating to the issues accepted for appeal. Those briefs have now been filed and the Court has scheduled this case for oral argument on June 23, 2015.
Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike and Infrastructure Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain economic development and housing purposes (the latter issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.
The State has authorized the issuance of fully refundable tax credits in support of “credit-collateralized bonds” issued from time to time by the Columbus-Franklin County Finance Authority to provide funding for the Ohio Capital Fund (OCF) to promote venture capital investment in Ohio and any additional bonds that may be issued to refinance those outstanding bonds or provide additional funding for that purpose. Those tax credits may be claimed by the bond trustee for the purpose of restoring the bond reserve fund for those bonds in the event it is drawn upon and not restored from other sources. Those credits may not be claimed after June 30, 2036, and the maximum amount of tax credits that may be claimed is $20 million in any fiscal year and $380 million total. Proceeds of the OCF bonds fund investments in venture capital funds are used to promote investment in seed and early-stage Ohio-based business enterprises.
Prior to the February 1, 2013 granting of a 25-year franchise on the State’s spirituous liquor system to JobsOhio, there were outstanding $725.0 million of State bonds and notes secured by a pledge of the State’s profits from the sale of spirituous liquor. In connection with the granting of that franchise, provision was made for the payment of all the debt service on those bonds and notes which are defeased and no longer outstanding obligations of the State (see Recent and Current Finances –2012-13 Biennium). Those bonds and notes were originally issued to fund a statewide economic development program that assisted in the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. Under its franchise agreement with JobsOhio, the State may not issue additional obligations secured by a pledge of profits from the sale of spirituous liquor during the 25-year term of that franchise.
The State currently has $525.420 million in outstanding general obligation variable rate debt as follows, with liquidity is provided by the State for all of these issues:
Dated Date	Outstanding	Purpose/Series	Rate Period	Final Maturity
11/29/01	$57,100,000	Infrastructure, 2001B	Weekly	8/1/2021
2/26/03	72,840,000	Infrastructure Refunding, 2003B	Weekly	8/1/2017
3/20/03	37,940,000	Infrastructure Refunding, 2003D	Weekly	2/1/2019
12/15/03	67,000,000	Common Schools, 2003D	Weekly	3/15/2024
3/3/04	53,760,000	Infrastructure Refunding, 2004A	Weekly	2/1/2023

Dated Date	Outstanding	Purpose/Series	Rate Period	Final Maturity
4/1/05	112,370,000	Common Schools, 2005A/B	Weekly	3/15/2025
6/7/06	124,410,000	Common Schools, 2006B/C	Weekly	6/15/2026

As part of its debt management, the State has entered into the following floating-to-fixed interest rate swap agreements in connection with five variable rate bond issues, with all five in a weekly interest rate period and swapping to a synthetic fixed rate, with a total notional amount currently outstanding of $414.640 million.
Outstanding Notional Amount	Related Bond Series	State Pays	State Receives	Counterparty	Effective Date	Termination Date
$57,100,000	Infrastructure 2001B	4.630%	SIFMA1	JP Morgan/ Wells Fargo	11/29/2001	8/1/2021
67,000,000	Common Schools 2003D	3.414	LIBOR2	JP Morgan/ Wells Fargo	9/14/2007	3/15/2024
53,760,000	Infrastructure 2004A Refunding	3.510	LIBOR2	Wells Fargo	3/3/2004	2/1/2023
112,370,000	Common Schools 2005A/B	3.750	LIBOR2,3	JP Morgan	3/15/2007	3/15/2025
124,410,000	Common Schools 2006B/C	3.202	LIBOR2	US Bank/ RBC	6/15/2006	6/15/2026

[1]	Securities Industry and Financial Markets Association (SIFMA) weekly variable rate index.
[2]	Variable interest rate based on a percentage of one-month London Inter-Bank Offered Rate (LIBOR) plus a fixed increment.
[3]	Variable interest rate based on 62% of 10-year LIBOR beginning September 15, 2014.
For all its swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State’s position if the counterparty’s credit ratings fall below these minimum thresholds.
A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new obligations may not be issued if debt service for any future Fiscal Year on those new and the then outstanding bonds of those categories would exceed 5% of the total of estimated GRF revenues (excluding GRF receipts from the American Recovery and Reinvestment Act of 2009) plus net State lottery proceeds for the fiscal year of issuance. Those direct obligations of the State include general obligation and special obligation bonds that are paid from the State’s GRF, but exclude (i) general obligation debt for third frontier research and development, development of sites and facilities, and veterans compensation, and (ii) general obligation debt payable from non-GRF funds (such as highway bonds that are paid from highway user receipts). Pursuant to the implementing legislation, the Governor has designated the OBM Director as the State official responsible for making the 5% determinations and certifications. Application of the 5% cap may be waived in a particular instance by a three-fifths vote of each house of the Ohio General Assembly and may be changed by future constitutional amendments.
The General Assembly has appropriated sufficient moneys to meet all payments related to the debt service requirements on all of the State’s obligations described above for the current biennium (ending June 30, 2017).
The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application to debt service on obligations issued to finance capital facilities for a system of common schools.
Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a statewide election.
The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.
State Employees and Collective Bargaining Agreements
Since 1985, the number of regular State employees, excluding employees who are not paid by State warrant such as state university employees, has ranged from a high of 68,573 in 1994 to low of 51,886 at the end of Fiscal Year 2015. The State engages in collective bargaining with five employee unions representing 20 bargaining units, and generally operates under three-year agreements. The current collective bargaining agreement with the Ohio Civil Service Employees Association (OCSEA), the largest State employee union representing eight bargaining units and approximately 28,000 employees, became effective on July 1, 2015 and runs through February 28, 2018. The collective bargaining agreements with the Service Employees International Union District 1199 (the second largest

State employee union representing approximately 4,000 state employees) and the Ohio State Troopers Association (representing approximately 1,750 State employees) expired on June 30, 2015; for those two bargaining units, the State is maintaining the same terms and conditions until new three-year agreements have been negotiated. The collective bargaining agreements with the Ohio Education Association and Fraternal Order of Police of Ohio -- the remaining two unions representing a combined approximate 900 State employees -- also expired on June 30, 2015 and were extended under the same terms and conditions until August 31, 2015 while new three year agreements are being negotiated.
Retirement Systems
The State has established five public retirement systems to provide retirement, disability retirement, and survivor benefits and other post-employment benefits such as retiree health care benefits. None of these benefits are guaranteed by the Ohio Constitution or State statutes or subject to bargaining under the State’s current public employee collective bargaining law.
The Public Employees Retirement System (PERS), the largest of the five, covers both State and local public employees. The State Teachers Retirement System (STRS) and School Employees Retirement System (SERS) primarily cover school district and public higher education employees, respectively. The Highway Patrol Retirement System (HPRS) covers State troopers, and the Ohio Police and Fire Pension Fund (OP&F) covers local safety forces. Full financial information for each retirement system can be found on its website in that system’s Comprehensive Annual Financial Report (CAFR).
The five retirement systems began reporting pensions in accordance with GASB Statement No. 67, Financial Reporting for Pension Plans, in Fiscal Year 2014, and the State is currently implementing GASB Statement No. 68, Accounting and Financial Reporting for Pensions, beginning in Fiscal Year 2015. The five retirement systems and the State are also preparing to implement GASB Statement No. 74, Financial Reporting for Postemployment Benefit Plans Other Than Pension Plans, and GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions.
The retirement systems were created by and operate pursuant to State law. As reflected in the 2012 pension reform acts discussed below, the General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, or to make other changes. The systems have never been subject to the funding and vesting requirements of the federal Employee Retirement Income Security Act (ERISA). Federal law requires employees hired on or after April 1, 1986 to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the federal Social Security Act. Congress has from time to time considered legislation relating to public sector retirement funds and to other aspects of public employee retirement.
Funding for the retirement systems is provided by a combination of public employer and employee contributions based on percentages of each employee’s compensation, with the employees’ contributions being deducted from their paychecks. Those contribution percentages are either established in State law or by the retirement system board subject to a maximum contribution amount established in State law. With the exception of contributions for PERS law enforcement and public safety personnel, and the increased employee contributions for STRS, OP&F and HPRS included in the 2012 pension reform acts described below, the current contribution percentages for each system (set forth in the table below) reflect the maximums permitted under State law.
In 1968, the General Assembly created the Ohio Retirement Study Commission (ORSC) to advise and inform them on all matters relating to the benefits, funding, investment, and administration of the five statewide retirement systems. The Council is composed of nine voting members: three members of the House appointed by the Speaker; three members of the Senate appointed by the President; and three members appointed by the Governor (one representing the State, one representing local governments, and the third representing public education institutions). The five executive directors of the retirement systems also serve as nonvoting members of the ORSC.
Under State law, each retirement system’s board is required to establish a period of not more than thirty years to amortize its unfunded actuarial accrued pension liability. If in any year the period required to amortize that unfunded accrued pension liability (UAAL) exceeds thirty years, the board must prepare and submit to the ORSC and the applicable committees in the Ohio General Assembly, a plan to reduce that amortization period to not more than thirty years. For the most recent reporting periods shown in the summary table below, the number of years to fully amortize UAAL is twenty-one years for PERS, twenty-eight years for SERS, thirty years for STRS and HPRS, and thirty-three years for OP&F. Prior to the 2012 pension reform acts described below, the board of each of the five retirement systems had approved and submitted to the ORSC and the applicable Ohio General Assembly committees a plan to reduce or maintain its amortization period at not more than thirty years. Pursuant to this continuing requirement, the

OP&F board increased (effective January 1, 2014) contributions to its pension fund by reducing from 2.85% to 0.5% the amount of employer contributions directed to health care and redirecting the 2.35% difference to pensions, and the STRS board increased (effective July 2014) contributions to its pension fund by reducing from 1.0% to 0.0% the amount of employer contributions directed to healthcare and redirecting the 1.0% difference to pensions. Under the 2012 pension reform act, the OP&F board increased its employee contribution rates by 0.75% per year to its current level of 12.25%.
After extensive review, the General Assembly in September 2012 enacted, and the Governor signed into law effective January 7, 2013, five pension reform acts to implement with modifications plans previously submitted by the five retirement systems to reduce or maintain their UAAL periods to or at not more than thirty years. For PERS, that legislation made changes including, among others, increasing the years of service and eligibility age necessary to retire with full benefits, increasing from three to five the number of years used in determining “final average salary” for purposes of calculating retirement benefits, reducing the post-retirement cost of living adjustment, and increasing the minimum salary threshold required to earn full-time service credit for public employee eligibility to participate in the system. The other reform acts made similar changes to STRS, SERS, OP&F and HPRS, and enacted phased increases in the employee contribution rate for STRS (from 10% to a maximum of 14% by July 2016) and OP&F (from 10% to a maximum of 12.25% by July 2015), and authorizes the HPRS board to increase employee contributions to a maximum of 14% from the current 10% beginning in July 2013, and it has implemented this authorization by increasing the employee contribution rate to 11.5% for 2014 and to 12.5% for 2015 and thereafter. With the exception of PERS, the reform acts also authorize each retirement system’s board to adjust certain pension benefits levels within limits without General Assembly approval. As reflected above, these reform acts did not change the requirement that each system establish a period of not more than thirty years to amortize its pension UAAL and prepare and submit to the ORSC and the Ohio General Assembly a plan to reduce that amortization period if it exceeds thirty years.
The State makes its employer contributions based on a percent of salary for each State employee that is an active member of a state retirement system. Currently, nearly 96% of State employees are members of PERS, about 3.1% are in HPRS and about 1.3% are in STRS. The following table summarizes State employer and employee contributions to those retirement systems with State employee members ($ in millions):
	PERS Employer/Employee		STRS Employer/Employee		HPRS Employer/Employee		Total Contributions
State Fiscal Year	Amount	Pct of Salary[a]	Amount	Pct of Salary	Amount	Pct of Salary
2010[b]	406.5/283.0	14.0/10.0	7.4/5.3	14.0/10.0	24.4/9.3	26.5/10.0	735.8
2011[b]	414.4/289.0	14.0/10.0	7.2/5.1	14.0/10.0	25.2/9.5	26.5/10.0	750.3
2012[c]	392.3/273.8	14.0/10.0	6.6/4.7	14.0/10.0	25.0/9.4	26.5/10.0	711.8
2013[c]	385.8/269.1	14.0/10.0	6.2/4.4	14.0/10.0	26.1/9.8	26.5/10.0	701.3
2014 [c]	384.9/268.8	14.0/10.0	5.9/4.6	14.0/11.0	26.5/10.7	26.5/11.5 [d]	701.4
2015 [c]	383.7/266.8	14.0/10.0	5.8/4.9	14.0/12.0	26.7/12.0	26.5/12.5 [d]	699.9

[a]	Reflects PERS state and local contribution rates. PERS law enforcement employer/employee contribution rate was 17.87%/10.5% in Fiscal Year 2010, increasing gradually to 18.1%/13.0% in Fiscal Year 2015, and public safety was 17.87%/10.5% in Fiscal Year 2010, increasing gradually to 18.1%/12.0% in Fiscal Year 2013.
[b]	Fiscal Year 2011 contributions include 27 pay periods.
[c]	Decline in contributions for Fiscal Years 2012 through 2015 is due to a reduction in the State workforce over this period.
[d]	HPRS employee percent of salary was 10.0% in calendar year 2013, 11.5% in calendar year 2014 and 12.5% in calendar year 2015.
Source: Contributions based on percent of payroll expenses from State of Ohio accounting system records.
The State also has funded and continues to fund a subsidy to the OP&F system to pay for survivor benefits provided in law and not otherwise funded. The aggregate subsidies were $41.1 million in the 2012-13 biennium, and $40.9 million in the 2014-15 biennium, and are appropriated at $40.9 million in the 2016-17 biennium. All State employer contributions are subject to appropriation in each State budget and are included in the appropriations for each department or agency’s personnel costs.
The following table summarizes State and local membership and financial data for each of the retirement systems for the most recent year reported by the particular system ($ in millions):
	PERS	STRS	SERS [a]	OP&F	HPRS
Valuation as of:	12/31/14	07/01/14	06/30/14	01/01/14	12/31/13
Active Members	329,773	169,295	121,251	27,451	1,613
State Employees as a. Percent of Active Members	16	0.4	0	0	100

	PERS	STRS	SERS [a]	OP&F	HPRS
Valuation as of:	12/31/14	07/01/14	06/30/14	01/01/14	12/31/13
Retirants and Beneficiaries	208,553	152,208	72,605	27,561	1,523
Employer/Employee Contributions (% of Salary)[b]	14.0/10.0 (c)	14.0/12.0	14.0/10.0	(d)	26.5/11.5
Active Member Payroll	$12,486.0	$10,725.3	$2,759.3	$1,942.3	$98.5
Market Value of Assets (MVA)	$77,090.1	$70,988.7	$12,820.9	$11,920.5	$729.0
Actuarial Value of Assets (AVA)[e]:	$74,865.0	$66,657.2	$11,903.0	$11,063.2	$690.6
Actuarial Accrued Liability (AAL)[f]:	$83,878.1	$94,366.7	$16,860.0	$16,007.9	$966.3
Funding Ratio (AVA to AAL %, (MVA to AAL %):	83.8 (86.3)	69.3 (73.8)	68.0 (73.3)	66.7(71.9)	69.8 (73.7)
Unfunded Actuarial Accrued Liability (UAAL)	$14,420.0	$29,509.9	$5,589.	$5,514.6	$298.5
UAAL to Active Member Payroll %	115.5	275.1	202.6	283.9	303.0
UAAL Funding Period (years)[g]:	21	30	28	33	30

[a]	SERS information excludes Medicare Part B reimbursement which is considered a post-employment healthcare benefit reported in accordance with GASB Statement 43 for all data except MVA.
[b]	For PERS and SERS the maximum employer and employee contribution rates under law are 14% and 10%. For STRS and HPRS, the maximum employer and employee contributions rates are 14.0/14.0% and 27.5/14.0%, respectively. Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post –employment health care benefits.
[c]	PERS state employer/employee contribution rate is 14.0/10.0%, local is 14.0/10.0%, law enforcement is 18.1/13.0%, and public safety is 18.1/12.0%. PERS state and local employer and employee contribution rates increased to their current statutory maximum of 14.0% and 10.0%, respectively, in calendar year 2008.
[d]	Police is 19.5/11.13% and fire 24.0/11.13%. The maximum employer and employee contribution rates under law are 19.5/12.25% for police and 24.0/12.25% for fire.
[e]	Recognizes assumed long-term investment returns fully each year (8.25% for OP&F, 8.00% for PERS and HPRS, and 7.75% for STRS and SERS). Differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased-in over a closed four-year period.
[f]	Reflects an individual entry age normal actuarial cost method.
[g]	UAAL funding period for PERS, SERS and HPRS is calculated based on a closed period as a level percent of payroll, except for the portion of PERS members who participate in the member directed plan which uses a level dollar of payroll. STRS and OP&F are calculated based on an open period as a level percent of payroll.
Note: Valuation results reflect all legislative changes described above enacted in September 2012.
Sources: Retirement systems’ CAFRs and annual actuarial valuations.
GASB Statement No. 67 replaced prior accounting standards for reporting pension plan information beginning for Fiscal Year 2014. Under this new accounting standard, the reporting of unfunded actuarial accrued liability (UAAL) has been replaced by the net pension liability (NPL). The NPL represents the excess of the total pension liability over fiduciary net position. The components of the NPL and the sensitivity of the NPL to changes in the single discount rate for each of the retirement systems for the most recent year are as follows ($ in millions):
	PERS	STRS	SERS [a]	OP&F	HPRS
Valuation as of:	12/31/14	07/01/14	06/30/14	01/01/14	12/31/13
Total Pension Liability[a]	$89,277.0	$96,167.1	$17,881.8	$18,633.9	$1,044.3
Plan Fiduciary Net Position[b]	$77,254.0	$71,843.6	$12,820.9	$13,453.4	$740.7
Net Pension Liability (NPL)	$12,023.0	$24,323.5	$5,060.9	$5,180.4	$303.7
Plan Fiduciary Net Position as a Percentage of total Pension Liability	86.5%	74.7%	71.7%	72.2%	70.9%
NPL Calculated with 1% Decrease in Discount Rate	$22,194.0	$34,821.7	$12,820.9	$7,165.3	$414.1
NPL Calculated with 1% Increase in Discount Rate	$3,458.0	$15,455.5	$5,060.9	$3,499.8	$211.2

[a]	Reflects a single discount rate of 8.0% for PERS and HPRS, 7.75% for STRS and SERS, and 8.25% for OP&F. The projection of cash flows used to determine the discount rate assumed that employee and employer contributions are made at the actuarially determined rates under State law. Based on those assumptions, the fiduciary net position was projected to be available to make all projected future benefit payments. Therefore, the long term expected rate of return on pension plan investments was applied to all periods of project benefit payments to determine total pension liability. Also reflects an individual entry age actuarial cost method.
[b]	Based on the market value of assets.
Sources: Retirement systems’ CAFRs.

The following table summarizes financial and funding information for each of the retirement systems over the past five years as reported by the particular system ($ in millions):
Retirement System Valuation Year-End	Actuarial Value of Assets (AVA)[a]	Actuarial Accrued Liability (AAL)[b]	Unfunded Actuarial Accrued Liability (UAAL)[c]	Funding Ratio (AVA to AAL)	Market Value of Assets (MVA)	Funding Ratio (MVA to AAL)	Active Member Payroll	UAAL Percent of Active Member Payroll
PERS
12/31/13	$71,411.2	$86,644.6	$15,233.3	82.4%	$74,866.6	86.4%	$12,331.0	123.5%
12/31/12	$67,854.8	$83,878.1	$16,023.3	80.9%	$67,854.9	80.9%	$12,194.0	131.4%
12/31/11	$65,436.1	$84,529.7	$19,093.6	77.4%	$61,846.7	73.2%	$12,399.0	154.0%
12/31/10	$63,649.1	$80,485.0	$16,836.0	79.1%	$63,649.1	79.1%	$12,450.0	135.2%
12/31/09	$57,629.4	$76,555.0	$18,925.6	75.3%	$57,733.8	75.4%	$12,548.3	150.8%
STRS
07/01/13	$62,590.8	$94,366.7	$31,775.9	66.3%	$64,706.0	68.6%	$10,765.6	295.2%
07/01/12	$59,489.5	$106,301.8	$46,812.3	56.0%	$60,693.6	57.1%	$10,879.1	430.3%
07/01/11	$58,110.5	$98,766.2	$40,655.7	58.8%	$63,116.7	63.9%	$11,097.6	366.3%
07/01/10	$55,946.3	$94,720.7	$38,774.4	59.1%	$54,140.4	57.2%	$11,057.3	350.7%
07/01/09	$54,902.9	$91,441.0	$36,538.1	60.0%	$50,095.7	54.8%	$10,800.8	338.3%
SERS (d)
06/30/13	$11,007.0	$16,860.0	$5,853.0	65.3%	$11,300.5	67.0%	$2,746.8	213.1%
06/30/12	$10,284.0	$16,372.0	$6,088.0	62.8%	$10,331.7	63.1%	$2,788.2	218.4%
06/30/11	$10,397.0	$15,943.0	$5,546.0	65.2%	$10,619.2	66.6%	$2,852.4	194.4%
06/30/10	$10,787.0	$14,855.0	$4,068.0	72.6%	$9,071.9	61.1%	$2,842.7	143.1%
06/30/09	$9,723.0	$14,221.0	$4,498.0	68.4%	$8,134.1	57.2%	$2,787.4	161.4%
OP&F
01/01/13	$10,278.0	$16,007.9	$5,729.9	64.2%	$10,602.8	66.2%	$1,913.4	299.5%
01/01/12	$10,309.0	$16,346.7	$6,037.7	63.1%	$9,688.4	59.3%	$1,897.4	318.2%
01/01/11	$10,681.0	$15,384.4	$4,703.4	69.4%	$10,075.5	65.5%	$1,868.5	251.7%
01/01/10	$10,794.1	$14,830.7	$4,036.7	72.8%	$9,056.8	61.1%	$1,895.2	213.0%
01/01/09	$9,309.2	$14,307.1	$4,998.0	65.1%	$7,757.6	54.2%	$1,900.9	262.9%
HPRS
12/31/12	$658.4	$966.3	$307.9	68.1%	$642.6	66.5%	$98.1	313.8%
12/31/11	$623.4	$1,047.7	$424.3	59.5%	$603.4	57.6%	$93.1	455.7%
12/31/10	$631.0	$1,017.8	$386.8	62.0%	$647.1	63.6%	$94.8	408.2%
12/31/09	$620.4	$940.1	$319.7	66.0%	$595.0	63.3%	$94.8	337.2%
12/31/08	$603.3	$904.5	$301.3	66.7%	$502.7	55.6%	$94.3	319.5%

[a]	Recognizes assumed long-term investment returns fully each year (8.25% for OP&F, 7.75% for SERS, and 8.0% for the remaining systems). Differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased -in over a closed four-year period, except for OP&F in 2010-2012 which phases-in over a five-year period.
[b]	Reflects an individual entry age actuarial cost method.
[c]	UAAL is calculated based on an open period as a level percent of payroll, except for PERS in 2012-13, HPRS in 2012, and SERS for which UAAL is calculated based on a closed period of time and the portion of PERS members who participate in the member directed plan which uses a level dollar of payroll.
[d]	Excludes Medicare Part B reimbursement which is considered a post-employment health care benefit reported in accordance with GASB 43 for all data except MVA.
Sources: Retirement systems’ CAFR’s and annual actuarial valuations.
Each of the State’s public retirement systems also offers post-employment health care benefits to its members. Contributions to and benefits under these health care programs are not vested and, as reflected by the recent actions of the OP&F and STRS boards described above, are subject to future adjustment by their respective boards. In this regard, PERS adopted, beginning in 2004, a series of health care preservation plans to adjust benefits and contributions by employers, employees, and retirees. Financial reporting of their health care plans is in compliance with GASB Statement 43 – Financial Reporting for Post-Employment Benefit Plans Other than Pension Plans.

The following table presents a summary of assets and actuarial accrued liabilities for post-employment healthcare benefits for each of the State’s public retirement systems ($ in millions):
	PERS	STRS	SERS	OP&F	HPRS
Valuation as of:	12/31/13	01/01/15	06/30/14	01/01/14	12/31/13
Value of Assets[a]	$12,031.4	$3,454.4	$413.9	$1,053.5	$102.1
Actuarial Accrued Liability (AAL)[b]	$19,784.1	$4,676.2	$2,475.6	$5,244.6	$438.6
Unfunded Actuarial Accrued Liability (UAAL)[c]	$7,752.7	$1,221.9	$2,061.8	$4,191.0	$336.5
Funding Ratio (Assets to AAL %)	60.8%	73.9%	16.7%	20.1%	23.3%
Employer Contribution (% of Salary)[d]	1.0%	0.0%	0.14% [e]	0.50%	3.65%

[a]	For PERS and HPRS, investment returns are recognized fully each year with the differences between actual and assumed investment returns (assumed at 5%), subject to each system’s market corridor limitation, phased-in over a closed four-year period. For STRS, SERS and OP&F, reflects market value.
[b]	Reflects an individual entry age normal actuarial cost method.
[c]	UAAL is calculated based on an open period as a level percent of payroll.
[d]	Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post-employment health care benefits. This amount has typically ranged from 1.0% to 7.0% of salary. For OP&F, reflects overall effective rate. See discussion above for recent adjustments by OP&F and STRS boards to portion of employer contribution directed to fund health care benefits.
[e]	SERS also collects a health care surcharge from employers for employees who earn less than an actuarially determined minimum compensation amount. This amount is in addition to the amount allocated to health care from the employer contributions.
Sources: Retirement systems’ annual actuarial valuations.
The following table presents a summary of assets and actuarial accrued liabilities for post-employment healthcare benefits for the three years previous to the current year information provided above for each of the State’s public retirement systems ($ in millions):
Retirement System Valuation Year-End	Value of Assets[a]	Actuarial Accrued Liability (AAL)[b]	Unfunded Actuarial Accrued Liability (UAAL)[c]	Funding Ratio (AVA to AAL)	Employer Contribution (% of Salary)de
PERS
12/31/12	$12,193.3	$19.182.3	$6.989.0	63.6%	4.0%
12/31/11	$12,115.0	$31,020.2	$18,905.0	39.1%	4.0%
12/31/10	$12,320.0	$30,531.0	$18,211.0	40.4%	5.0%
12/31/09	$10,936.0	$31,558.0	$20,622.0	34.7%	5.9%
STRS
01/01/04	$3,471.9	$4,664.4	$1,192.6	74.4%	1.0%
01/01/13	$3,121.6	$4,254.1	$1,132.5	73.4%	1.0%
01/01/12	$2,968.2	$5,094.4	$2,126.3	58.3%	1.0%
01/01/11	$3,108.5	$8,631.3	$5,522.8	36.0%	1.0%
SERS
06/30/13	$379.2	$2,918.3	$2,539.1	13.0%	0.16%
06/30/12	$355.1	$2,691.5	$2,336.4	13.2%	0.55%
06/30/11	$355.7	$2,410.1	$2,054.4	14.8%	1.43%
06/30/10	$325.0	$2,369.1	$2,044.1	13.7%	0.46%
OP&F
01/01/13	$935.6	$4,234.8	$3,299.2	22.1%	3.62%
01/01/12	$780.1	$3,698.8	$2,918.6	21.1%	6.75%
01/01/11	$717.7	$3,295.3	$2,577.6	21.8%	6.75%
01/01/10	$573.4	$3,232.4	$2,659.0	17.7%	6.75%

[a]	For PERS & HPRS, recognizes investment returns fully each year (PERS assumed at 6.5% in 2009-2010, 5.0% in 2011-12 and HPRS assumed at 6.5% in 2009, 5.0% in 2010-2012) with the differences between actual and assumed investment returns, subject to each system’s market corridor limitation, phased-in over a closed four-year period. For STRS, SERS and OP&F, reflects market value.
[b]	Reflects an individual entry age normal actuarial cost method..
[c]	UAAL is calculated based on an open period as a level percent of payroll.
[d]	Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post-employment health care benefits. This amount has typically ranged from 1.0% to 7.0% of salary. For PERS, reflects overall effective rate.
[e]	SERS also collects a health care surcharge from employers for employees who earn less than an actuarially determined minimum compensation amount. This amount is in addition to the amount allocated to health care from the employer contributions.
Sources: Retirement systems’ annual actuarial valuations.

Schools and Municipalities
Schools. Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in preceding years.
In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.
With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.
On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.
In the years following this litigation, the General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities (see discussion under State Debt). December 2000 legislation also addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”
Under the financial structure in place before the 2009-10 biennium, Ohio’s 613 public school districts and 49 joint vocational school districts received a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in most recent years, including small aggregate increases even in those fiscal years in which appropriations cutbacks were imposed.
School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.
The State’s school subsidy formulas that were used until the 2009-10 biennium were structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.
To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 184 districts.
Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (LPEF) (but excluding federal and other special revenue funds) for recent biennia were:
•	2006-07 - $16.4 billion (a 4.5% increase over the previous biennium before the expenditure reductions discussed above for the 2006-07 biennium).
•	2008-09 - $17.2 billion (a 5.1% increase over the previous biennium before the expenditure reductions discussed above for the 2008-09 biennium).

•	2010-11 - $17.0 billion (a 1.6% decrease over the previous biennium. These amounts are exclusive of the $1.463 billion of appropriations to school districts for the 2010-11 biennium from “Federal Stimulus” funding received under the American Recovery and Reinvestment Act of 2009).
•	2012-13 - $16.6 billion (a 2.3% decrease over the previous biennium).
•	2014-15 - $18.3 billion (a 10.5% increase over the previous biennium).
State appropriations for school funding for the 2016-17 biennium are $20.0 billion (a 9.3% increase from those appropriations in the previous biennium), representing an increase of 4.0% in Fiscal Year 2016 over Fiscal Year 2015 and an increase of 4.1% in Fiscal Year 2017 over Fiscal Year 2016.
The amount of lottery profits transferred to the LPEF totaled $803.1 million in Fiscal Year 2013, $904.3 million Fiscal Year 2014, $990.0 million in Fiscal Year 2015 and is currently estimated to be $984.0 million in Fiscal Year 2016. Ohio participation in the multi-state lottery commenced in May 2002, A constitutional provision requires that net lottery profits be paid into LPEF be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities. . The 2010-11 biennial appropriations Act also authorized the implementation of video lottery terminals (VLTs) at Ohio’s seven horse racing tracks. See Recent and Current Finances – 2010-11 Biennium for a discussion of litigation concluded in the Ohio Supreme Court declaring that the authorization of those VLTs is subject to voter referendum and subsequent withdrawal of that referendum by the committee for the petitioners, and see State Debt for an appeal currently pending before the Ohio Supreme Court in another case attempting to challenge the VLT authorization in the 2010-11 biennial appropriations Act.
The 2014-15 biennial appropriations Act enacted a new funding formula for the distribution of State funding to local school districts based on a per pupil amount. This per pupil formula is similar to the “Building Blocks” school funding formula in place through Fiscal Year 2009 until its replacement with the “Evidenced Based Model” for the 2010-11 biennium. The Evidenced Based Model was repealed in July 2011 and a temporary formula was put in place for the 2012-13 biennium that allocated funding to each school district based on the per pupil funding it received for Fiscal Year 2011, adjusted by its share of a statewide per pupil adjustment amount that was indexed by the districts relative tax valuation per pupil.
The current 2016-17 biennial appropriations Act modified certain components of the funding formula to distribute new resources to districts with less capacity to raise revenue through local sources. Under the modified formula, the State Department of Education will compute and pay to each school district education aid based on a per pupil funding amount of $5,900 in Fiscal Year 2016 and $6,000 in Fiscal Year 2017) multiplied by each school district’s “state share index” which uses a three year average of adjusted property valuation per pupil and the median income of that school district to calculate the percentage of the per-pupil amount that is to be paid by the State and the amount assumed to be contributed by the school district through local sources. The 2016-17 biennial appropriations Act also supplements transportation funds for low density districts and continues to provide additional funds for students with exceptional needs, including those with special needs and the disabled, and limited English proficiency, and for economically disadvantaged and gifted students. Funding is also provided based on the number of K-3 students at each school district to be used to help school districts comply with Ohio’s 3rd grade reading guarantee. The Act continues funding for the “Straight A Fund” to provide school districts with grants to develop and implement creative and innovative instructional models to inspire learning and student growth.
Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch” discussed below under Municipalities, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. Newer legislation created a third, more preliminary, category of “fiscal caution”. A current listing of school district in fiscal emergency or watch status can be found on the Auditor of State’s website at http://www.auditor.state.oh.us.
Municipalities. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 932 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of more than 100,000 and 16 cities exceed 50,000 in population.
A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined “fiscal emergencies.” A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality’s bonds and notes and, subject to the act’s stated standards and controls, permits the State to purchase limited amounts of the municipality’s short-term obligations (used only once, in 1980).
As noted in the discussion above of the 2004-05, 2008-09 and 2012-13 biennia, the amount of distributions in those biennia to most local governments, including municipalities, from the several State local government revenue assistance funds have been subject to reductions and other adjustments in several of those recent biennia.
The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an “if and as needed” basis and is not aimed at particularly identified existing fiscal problems of those subdivisions. A current listing of governments in each status is on the Internet at http://www.auditor.state.oh.us.
State and Local Taxes
The variety of taxes and excises levied by the State is indicated in several tables in this Section. According to the Federation of Tax Administrators, citing the U.S. Census Bureau as its source, the State ranked 33rd in state taxes per capita in 2013. Three major tax bases in the State - personal income (taxed by the State and municipalities and, with voter approval, by certain school districts), retail sales and use (taxed by the State and counties and transit authorities), and real and tangible personal property (taxed by local governments) - are described below. In addition, the State has completed the phase-in over fiscal Years 2006 through 2010 of its commercial activity tax (CAT) on taxable gross receipts in excess of $1,000,000 from doing business in Ohio, and the phase out over the same general period of its corporate franchise tax (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions which was eliminated and replaced with a new financial institutions tax effective tax year 2014). The initial rate for the CAT was 0.06% effective July 1, 2005, with that rate increased annually in approximately equal amounts (about 0.05%) until levied at the current rate of 0.26%. Beginning calendar year 2014, the State established a variable minimum tax on the CAT for businesses with taxable gross receipts greater than $1 million (see Recent and Current Finances – 2014-15 Biennium). As described further below, the receipts from the CAT were directed in part to make compensating payments to school districts and other local taxing units in connection with the phase-out of the tangible personal property tax in 2006 through 2009.
The State also imposes a tax on the use, distribution, or sale of motor vehicle fuel. This “gasoline” tax was raised two-cents per gallon effective July 1, 2005 to 28 cents per gallon (one cent of this tax is specifically directed to local highway-related infrastructure projects).
Sales and Use Tax
The State sales and use tax rate was increased one quarter percent from 5.5% to 5.75% beginning September 1, 2013 (see Recent and Current Finances – 2014-15 Biennium). Prior to this increase, the rate had been 5.5% since July 1, 2005. The sales and use tax is levied uniformly across counties on retail sales of tangible personal property that are not specifically exempt. Retail sales include the rental and storage of tangible personal property, the rental of hotel rooms, and certain specified services including, but not limited to, repair and installation services, data processing, computer, and electronic information services, telecommunication and certain personal care services.
Counties and transit authorities each are authorized to levy permissive sales and use taxes at rates of 0.25% to 1.5% in quarter-percent increments. The highest potential aggregate of State and permissive local sales taxes is 8.75% and the highest currently levied by any county is 8%. The State collects the combined state and local tax and returns the local share directly to the counties and transit authorities.
Personal Income Tax
Under the State’s current biennial appropriations Act, State personal income tax rates were reduced 8.5% in calendar year 2013, 1.5% in calendar year 2014, and by 6.3% in calendar year 2015(see Recent and Current Finances – 2014-15 Biennium and Current Biennium). The indexing of the State income tax brackets and the personal exemption are suspended while these rate reductions are implemented. Recent legislation also established a deduction for pass-through entities and sole proprietorships annual business net income of 75% in tax years 2014 and 2015, and 100% in tax year 2016 and beyond up to $250,000 (see Recent and Current Finances – 2014-15 Biennium and Current Biennium). The 2014 personal income tax rates ranged from 0.528% on incomes of $5,200 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $208,500 of $8,529 plus 5.333% on the amount over $208,500. Previously, personal income tax rates were reduced 4.2% annually in each of the years 2005 through 2008 and, after the postponement discussed under Recent and Current Finances – 2010-11 Biennium, again in 2011, resulting in an aggregate 21% decrease from the 2004 rates.
The Ohio Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.
Municipalities, school districts and joint economic development districts and zones may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries and business net income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2011 was 3%. A school district income tax is currently approved in 184 districts. Each joint economic development district or zone may also levy an income tax (which like municipal income taxes applies generally to wages and salaries and business net income) with the rate of that tax limited to the highest income tax rate of a municipal member of the district or zone). Effective July 1, 2005, there may also be proposed for voter approval municipal income taxes to be shared with school districts, but those taxes may not be levied on the income of nonresidents.
Since 1970 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio’s ranking among the states moving from fifth in 1970 to seventh in 1990, moving between seventh and eighth in 1994 through 2003, and eighth since 2004. This movement, portrayed below, in significant measure reflects “catching up” by several other states and a trend in Ohio toward more service sector employment.
Personal Income
($ in Billions)
	U.S.	Ohio	Ohio % of U.S.	State Rank*
1970
Total	$ 855.1	$ 44.1	5.2%	5
per capita	4,196	4,136	98.6	18
1980
Total	2,306.3	107.0	4.6	6
per capita	10,150	9,907	97.6	25
1990
Total	4,888.5	202.8	4.1	7
per capita	19,584	18,663	95.3	21
2000
Total	8,630.6	325.2	3.8	8
per capita	30,587	28,620	96.3	27
2010
Total	12,417.7	417.9	3.4	8
per capita	40,144	36,199	90.2	32
2011
Total	13,189.9	446.2	3.4	8
per capita	42,332	38,631	91.3	30
2012
Total	13,873.2	464.8	3.4	8
per capita	44,200	40,230	91.0	30
2013**
Total	14,151.4	475.0	3.4	8
per capita	44,765	41,049	91.7	30
2014**
Total	14,708.6	493.6	3.4	8
per capita	46,129	42,571	92.3	29

*	Excludes District of Columbia.
**	Preliminary
Source: U.S. Department of Commerce, Bureau of Economic Analysis.

In addition to personal income, the retail sales base is an important indicator of sales and use tax receipts.
Retail Sales
($ in Billions)
Fiscal Year	Ohio Retail Sales[a]	U.S. Retail Sales[b]	Ohio % of U.S.
1980	$ 39.01	$ 979.25	4.0%
1990	66.95	1,914.04	3.5
2000	117.72	3,213.82	3.6
2009	128.66	4,160.21	3.1
2010	129.81	4,190.84	3.1
2011	137.52	4,465.99	3.1
2012	147.55	4,760.59	3.1
2013	154.11	4,978.46	3.1
2014	158.12	5,154.93	3.1

[a]	Calculated by Global Insight based on data from the U.S. Department of Commerce, Bureau of the Census
[b]	U.S. Census Bureau Web Site.
Property Tax
The following table lists the non-exempt real and tangible personal property tax base in the State and taxes levied on that base (on a calendar year basis). Only local taxing subdivisions, and not the State, currently tax the real and tangible personal property included in this table. Reported figures for 2014 show that these property taxes represent 3.35% of Ohio personal income.
	Assessed Value[a]	Percent of True Value[b]	Taxes Charged
1980
Real[c] ..	$ 56,457,842,607	27.1%	$ 2,343,384,488[e]
Tangible[d]	15,649,200,844	39.2	765,047,826
Public Utility[c]	8,670,052,613	83.3	411,321,235
1990
Real	93,857,482,000	35.0	4,593,147,000 [e]
Tangible[d]	18,473,055,000	28.0	1,149,643,000
Public Utility[c,f]	12,934,191,000	88.6	799,396,000
2000
Real	167,857,657,350	35.0	8,697,809,112 [e]
Tangible[d]	23,298,302,564	25.0	1,720,740,378
Public Utility[c,f]	13,635,709,860	67.0	967,674,709
2010
Real	238,264,394,249	35.0	14,486,087,962 [e]
Tangible[d]	320,961,400	5.0 [b]	18,432,832
Public Utility[c,f]	10,096,712,600 [g]	52.9	747,237,219
2011
Real	231,189,983,505	35.0	14,602,588,295 [e]
Tangibled	-0-	-0- [b]	-0-
Public Utility[c,f]	10,526,028,040 [g]	51.0	804,746,979
2012
Real	225,314,466,955	35.0	14,767,601,611 [e]
Tangible[d]	-0-	-0- [b]	-0-
Public Utility[c,f,h]	11,105,363,530 [g]	52.4	572,521,025
2013
Real	226,356,619,274	35.0	15,138,100,663 [e]
Tangible[d]	-0-	-0- [b]	-0-
Public Utility[c,f,h]	11,899,256,920 [g]	53.1	948,094,817
2014
Real	230,378,310,115	35.0	15,465,341,626(e)
Tangible[d]	-0-	-0- [b]	-0-
Public Utility[c,f]	12,880,528,010	55.3	1,045,187,750

[a]	Increases in assessed value of “Real” are in part products of reappraisals.
[b]	Regular annual reductions for “Tangible” (except for most public utility tangible) reached 0% in 2009, only telecommunication and telephone personal property was taxable in 2009 and 2010.
[c]	Includes public utility personal property owned and located within Ohio and railroad real property; excludes public utility real property.
[d]	Includes machinery, inventories, fixtures; effective tax year 2007 includes telephone company property. Excludes public utility tangible property. Effective tax year 2009 includes only telephone company property.
[e]	Includes the statutory 10% rollback (12.5% for owner-occupied residences) and elderly/handicapped partial exemption amounts, paid by the State to local taxing entities to compensate for statutory reductions in local tax collections. Effective for tax year 2005 and thereafter, the 10% rollback is eliminated for real property used in business, with exceptions for certain property used in farming or for housing. The 12.5% rollback for owner-occupied residences is being eliminated for new voter-approved tax levies (see Recent and Current Finances — Current Biennium).
[f]	Beginning in 1990, the true value of most public utility property is based on annual composite allowances that vary according to the type and age of property.
[g]	Beginning in 2001, the statutory assessment rate for electric and gas utilities decreased from 88% to 25%.
[h]	Calculated using 2011 assessment rates on the breakdown of electrical property.
Source: Ohio Department of Taxation.
Under State legislation effective July 1, 2005 and as reflected in the above table, the tangible personal property tax (including inventories) (TPPT) has been phased out over tax years 2006 through 2009, with that tax generally eliminated beginning in tax year 2009. That legislation provided for the State to make replacement distributions to school districts and other local taxing units from revenue generated by the State commercial activity tax (CAT). Distributions are generally based on the taxable value of tangible personal property as reported in 2004 and property tax levies in effect for 2005. In Fiscal Year 2012, the State begins phasing-out TPPT replacement payments to schools and local governments with replacement payments to schools reduced by two percent of each district’s total resources in Fiscal Year 2012 and Fiscal Year 2013 for a total reduction of four percent; and replacement payments to local governments reduced by two percent of total resources for tax years 2011, 2012 and 2013 for a total reduction of six percent. Replacement payments were then frozen in Fiscal Years 2014 and 2015. Phasing out of these replacement payments resumed beginning in Fiscal Year 2016 and beyond with payments to school districts reduced between 1% and 2% of each district’s total resources under a wealth quintile with the highest wealth district’s getting a two percent annual reduction and the lowest wealth districts getting a one percent annual reduction; and beginning in fiscal year 2016 and beyond replacement payments to local governments are reduced annually by two percent of total resources.
Beginning July 2007, the State’s homestead exemption program, which takes the form of a credit on local residential real property tax bills, was expanded to allow all senior citizens and disabled Ohioans, regardless of income, to exempt from tax the first $25,000 of the market value of their home. Previously, eligibility was restricted and benefits were tiered based on income. Beginning July 1, 2013, eligibility for new applicants is based on income (see Recent and Current Finances – 2014-15 Biennium). The total cost of the homestead exemption program in Fiscal Year 2014 was $458.5 million and in Fiscal Year 2015 was $467.4 million.
Property tax relief payments by the State to local subdivisions totaled $3.41 billion for the 2012-13 biennium, $3.59 billion for the 2014-15 biennium, and are appropriated at $3.72 billion for the 2016-17 biennium.
At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The State’s Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes o particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy, without a vote or charter provision, to 10 mills per $1 of assessed valuation - commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”
Ohio Economy
Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors. Ohio’s preliminary 2014 economic output, as measured by its gross state product (GSP) totaled $583.3 billion, 3.37% of the national GSP and seventh largest among the states. The State ranks fourth within the manufacturing sector as a whole ($98.7 billion) and fourth in durable goods ($55.0 billion). As a percent of Ohio’s preliminary 2014 GSP, manufacturing was responsible for 16.9%, with 21.8% attributable to the goods-producing sectors and 34.6% to the business services sectors, including finance, insurance and real estate. Ohio is the ninth largest exporting state, with 2014 merchandise exports totaling $52.1 billion. The State’s leading export products are machinery (including electrical machinery), motor vehicles and aircraft/spacecraft, which together accounted for 50.5% of that total.
In addition, with 14.0 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 75,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio’s economy. Ohio’s 2013 crop production value of $7.4 billion represented 3.4% of the U.S. total value. Ohio accounts for more than 4.0% of total U.S. cash receipts for corn and soybeans. In 2013, Ohio’s agricultural sector output (consisting of crops, livestock, poultry and dairy, and services and forestry, and all farm-related income) totaled $12.7 billion. Ohio purchased inputs (feed, seed, chemicals, fertilizer, livestock, utilities, labor, and machinery) totaled $6.2 billion. The net farm income on Ohio farms in 2013 was $3.6 billion.
The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Eerie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking tenth among the states in coal reserves and tenth in coal production in 2013.
Payroll employment in Ohio, in a diversifying employment base, decreased in 2001 through 2003, increased in 2004 through 2006, decreased in 2007 through 2010, and increased in 2011 through 2014. In the last three decades, there has been a shift toward the services industry, with manufacturing employment decreasing since its 1969 peak. The “nonmanufacturing” sector now employs approximately 87% of all nonagricultural payroll workers in Ohio.
The changing mix of employment sectors nationally and in Ohio are shown in the following tables:
Ohio Nonfarm Payroll Jobs Industry Type
Not Seasonally Adjusted (in 000)
	1980	1990*	2000*	2010*	2014*
Mining & Logging*	31	18	13	11	15
Construction	167	192	246	169	194
Manafacturing	1,264	1,060	1,021	621	673
Trade, Transportation & Public Utilities*	1,180	963	1,115	948	993
Financial Activities	n.a.	101	107	78	73
Information*	204	255	305	277	288
Services	831	1,172	1,549	1,672	1,807
Leisure & Hospitality*	n.a.	400	483	475	529
Government	690	722	785	780	759
Total	4,367	4,882	5,625	5,036	5,331

Source: U.S. Department of Labor, Bureau of Labor Statistics, National and State Current Employment Statistics.
* Reflects change in the bases for industry classification from the 1987 Standard Industrial Classification System (SIC) to the 2002 North American Industry Classification System (NAICS). Data for 1990 and 2000 has been adjusted to reflect this change.
	1980		1990*		2000*		2010*		2014*
	Ohio	U.S .	Ohio	U.S .	Ohio	U.S .	Ohio	U.S .	Ohio	U.S .
Mining & Logging*	0.7	1.1	0.4	0.7	0.2	0.5	0.2	0.5	0.3	0.6
Construction	3.8	4.8	3.9	4.8	4.4	5.2	3.4	4.2	3.6	4.4
Manafacturing	29.0	22.4	21.7	16.2	18.2	13.1	12.3	8.8	12.6	8.8
Trade, Transportation & Public Utilities*	27.0	28.2	19.7	20.7	19.8	19.9	18.8	18.9	18.6	19.0
Financial Activities	n.a.	n.a.	2.1	2.5	1.9	2.8	1.5	2.1	1.4	2.0
Information*	4.7	5.7	5.2	6.0	5.4	5.8	5.5	5.9	5.4	5.7
Services	19.0	19.8	24.0	23.9	27.5	28.0	33.2	32.2	33.9	33.2
Leisure & Hospitality*	n.a.	n.a.	8.2	8.5	8.6	9.0	9.4	10.0	9.9	10.6
Government	15.8	18.0	14.8	16.8	14.0	15.8	15.6	17.3	14.2	15.7

Source: U.S. Department of Labor, Bureau of Labor Statistics, National and State Current Employment Statistics.
* Reflects change in the bases for industry classification from the 1987 Standard Industrial Classification System (SIC) to the 2002 North American Industry Classification System (NAICS). Data for 1990 and 2000 has been adjusted to reflect this change.

Ohio and U.S. unemployment rates have been as follows:
Average Monthly Unemployment Rates
(Seasonally Adjusted)
Year	Ohio	U.S.
1980	8.4%	7.1%
1990	5.6	5.6
2000	4.0	4.0
2004	6.3	5.5
2005	5.9	5.1
2006	5.4	4.6
2007	5.6	4.6
2008	6.4	5.8
2009	10.3	9.3
2010	10.3	9.6
2011	8.8	8.9
2012	7.4	8.1
2013	7.5	7.4
2014	5.7	6.2
2015
January	5.1	5.7
February	5.1	5.5
March	5.1	5.5
April	5.2	5.4
May	5.2	5.5

Source: Ohio Department of Job and Family Services, Labor Market Information.
Ohio’s 2010 decennial census population of 11,536,504 indicated a 1.6% population growth between 2000 and 2010 and ranked Ohio seventh among the states in population. The following table shows selected census figures:
Ohio Population — Total and by Age Group
Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,017	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,630	6	1.4	3,502,900	6,125,200	1,169,500
1990	10,847,115	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800
2010	11,536,504	7	1.6	3,067,126	6,847,363	1,622,015

Source: U.S. Census Bureau Web Site, Population Estimates.
Population of Ohio — Metropolitan Areasa
	1970	1980	1990	2000	2010
Cleveland	2,063,729	1,898,825	2,202,069 [b]	2,250,871 [b]	2,077,240 [b]
Cincinnati	1,106,821	1,100,983	1,526,092 [c]	1,646,395 [c]	2,130,151 [d]
Columbus	1,017,847	1,093,316	1,345,450 [e]	1,540,157 [e]	1,836,536 [e]
Dayton	852,531	830,070	951,270 [f]	950,558 [f]	979,835 [f]
Akron	679,239	660,328	657,575	694,960	703,200
Toledo	643,443	656,940	614,128	618,203	651,429
Youngstown-Warren	537,124	531,350	600,895 [g]	594,746 [g]	565,773 [g]
Canton	393,789	404,421	394,106	406,934	404,422
Lorain-Elyria	256,843	274,909	[b]	[b]	[b]
Hamilton-Middletown	226,207	258,787	291,479	332,807	[e]
Lima	210,074	218,244	154,340	155,084	106,331
Mansfield	129,997	131,205	174,007 [g]	175,818 [g]	124,475
Steubenville	96,193	91,564	142,523 [h]	132,008 [h]	124,454 [h]

[a]	SMSAs in 1970 & 1980, MSAs in 1990 and 2000 (PMSA’s for Cleveland, Cincinnati, Akron, and Hamilton-Middletown).
[b]	Lorain-Elyria included with Cleveland.
[c]	Includes 12 counties (two in Indiana and six in Kentucky).
[d]	Includes 15 counties (three in Indiana and seven in Kentucky); Includes Hamilton-Middleton.
[e]	Newark added.
[f]	Springfield added.
[g]	Includes three counties.
[h]	Weirton added; includes two counties in West Virginia.
Source: U.S. Census Bureau Web Site, Metropolitan Area Population Estimates.
As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s Investors Services, Inc., Standard & Poor’s and Fitch Ratings, Inc., respectively.

PART II
Part II of this Statement of Additional Information (“SAI”) contains information about the following funds: BIF California Municipal Money Fund (“BIF California”), BIF Connecticut Municipal Money Fund (“BIF Connecticut”), BIF Massachusetts Municipal Money Fund (“BIF Massachusetts”), BIF New Jersey Municipal Money Fund (“BIF New Jersey”), BIF New York Municipal Money Fund (“BIF New York”) and BIF Ohio Municipal Money Fund (“BIF Ohio”), each a series of the BIF Multi-State Municipal Series Trust (collectively, the “BIF State Funds”); BIF Government Securities Fund (“BIF Government Securities”); BIF Money Fund (“BIF Money”); BIF Tax-Exempt Fund (“BIF Tax-Exempt”); BIF Treasury Fund (“BIF Treasury”); BBIF Government Securities Fund (“BBIF Government Securities”); BBIF Money Fund (“BBIF Money”); BBIF Tax-Exempt Fund (“BBIF Tax-Exempt”); BBIF Treasury Fund (“BBIF Treasury”); BlackRock Money Market Portfolio, a series of BlackRock Series Fund, Inc.; BlackRock Money Market V.I. Fund, a series of BlackRock Variable Series Funds, Inc.; BlackRock Money Market Portfolio (“Money Market Portfolio”), BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (“Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (“New Jersey Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (“North Carolina Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (“Virginia Portfolio”) (collectively, the “BlackRock Funds Portfolios”), each a series of BlackRock FundsSM (the “Trust”); BlackRock Summit Cash Reserves Fund (“Summit Cash Reserves”) of BlackRock Financial Institutions Series Trust (“FIST”); Ready Assets Prime Money Fund (“Ready Assets Prime”); Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money”); Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money”); and Retirement Reserves Money Fund of Retirement Series Trust (“Retirement Reserves”). Prior to June 18, 2010, BIF California, BIF Connecticut, BIF Massachusetts, BIF New Jersey, BIF New York, BIF Ohio, BIF Multi-State Municipal Series Trust, BIF Government Securities, BIF Money, BIF Tax-Exempt and BIF Treasury were known as CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA Ohio Municipal Money Fund, CMA Multi-State Municipal Series Trust, CMA Government Securities Fund, CMA Money Fund, CMA Tax-Exempt Fund and CMA Treasury Fund, respectively, and BBIF Government Securities Fund, BBIF Money Fund, BBIF Tax-Exempt Fund and BBIF Treasury Fund were known as WCMA Government Securities Fund, WCMA Money Fund, WCMA Tax-Exempt Fund and WCMA Treasury Fund, respectively.
Throughout this SAI, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The BIF State Funds, BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury may be collectively referred to herein as the “BIF Funds.” The BIF State Funds and BIF Tax-Exempt may be collectively referred to herein as the “BIF Tax-Exempt Funds.” BBIF Government Securities, BBIF Money, BBIF Tax-Exempt and BBIF Treasury may be collectively referred to herein as the “BBIF Funds.” New Jersey Portfolio, North Carolina Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio may be collectively referred to as the “BR State Funds.”
Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to herein as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as “BlackRock” or the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities Exchange Act of 1934, as amended, is referred to herein as the “Exchange Act.” The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”
BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury as well as all of the BBIF Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company organized in Delaware (each, a “Master LLC”), a fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master LLC in which it invests. For simplicity, unless the context otherwise requires, this SAI uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.
In addition to containing information about the Funds, Part II of this SAI contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

Investment Risks and Considerations
Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of Part I of this SAI for further information about each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this SAI as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied upon by investors in that Covered Fund.
Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.
Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. BIF Money, BBIF Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. BIF Money and BBIF Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and that by their terms are general obligations of the foreign parent. No Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.
Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.
The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.
Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”
Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.
Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”
Foreign Short Term Debt Instruments. Foreign short term debt instruments refer to U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”
Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.
There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from appreciation in the value of the security during the commitment period.
Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and exchange traded funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act a Fund may not acquire securities of an investment company if such acquisition would cause the Fund to own more than 3% of the total outstanding voting stock of such investment company and a Fund may not invest in another investment company if such investment would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, a Fund may not invest in a registered closed-end investment company if such investment would cause the Fund and other BlackRock-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances a Fund may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.
As with other investments, investments in other investment companies are subject to market and selection risk.
Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by a Fund that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Fund holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
In addition, if a Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such investment companies. Such expenses, both at the Fund level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BlackRock. Please see the relevant Fund’s Prospectus to determine whether any such management and advisory fees have been waived by BlackRock. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Pursuant to guidance issued by the staff of the Commission, fees and expenses of money market funds used for the investment of cash collateral received in connection with loans of Fund securities are not treated as “acquired fund fees and expenses,” which are fees and expenses charged by other investment companies and pooled investment vehicles in which a Fund invests a portion of its assets.
To the extent shares of a Fund are held by an affiliated fund, the ability of the Fund itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.
A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for a Fund to invest indirectly in certain developing countries.
Municipal Investments.
Municipal Securities. Certain Funds invest primarily in a portfolio of short term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s income taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.
Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.
The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.
Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issuer. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.
A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase a Municipal Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).
Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.
In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.
If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes — Taxes.”
Municipal Securities — Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more underlying bonds coupled with a right to sell (“put”) the Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying bond in accordance with a governing agreement. A Fund may also invest in other forms of short term Derivative Products eligible for investment by money market funds.
Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the underlying bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.
Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.
Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors are paid out of the assets, if any, that remain.
Municipal Lease Obligations. Also included within the general category of State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 5% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.
Municipal Securities — Short-Term Maturity Standards. All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.
The maturities of Variable Rate Demand Obligations (“VRDOs”) (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance. See “VRDOs and Participating VRDOs” below.
Municipal Securities — Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A — “Description of Bond Ratings.”
A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.
Municipal Securities — Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.
Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.
Changes to the Code may limit the types and volume of securities qualifying for the Federal income tax exemption of interest; this may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.
Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.
A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities such as, for example, securities the interest on which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk than funds that do not follow this practice.
VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs (described below) may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.
Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from a financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither BIF Tax-Exempt nor BBIF Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.
Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.
Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of such a security at a time when the market value of the security approximates its par value.
Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities (as defined below, see “Taxable Money Market Securities”) pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. One common type of repurchase agreement a Fund may enter into is a “tri-party” repurchase agreement. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.
In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest. From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold may decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio maturity, liquidity, diversification and quality requirements applicable to all money market funds.
Maturity. Each Fund is managed so that the dollar-weighted average maturity of all of its investments will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less. In addition, the Funds will not acquire any instrument with a remaining maturity of greater than 397 days. The “dollar-weighted average maturity” of a Fund is the average amount of time until the issuers of the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security under certain circumstances as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity. “Dollar-weighted average life” of a Fund’s portfolio is calculated without reference to the exceptions used in calculating the dollar-weighted average maturity for variable or floating rate securities regarding the use of interest rate reset dates.
Liquidity. Rule 2a-7 contains a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under section 22(e) of the Investment Company Act, and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, each Fund’s adviser or sub-adviser must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this new provision may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below. The Funds (other than Municipal Money Market Portfolio, BR State Funds, BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt) will not acquire any security other than daily liquid assets unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. The Funds will not acquire any security other than weekly liquid assets unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” include (i) and (ii) above as well as (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days. No Fund will invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).
Portfolio Diversification and Quality. Rule 2a-7 under the Investment Company Act presently limits investments by each Fund (other than BR State Funds and BIF State Funds) in securities issued by any one issuer (except for, among others, securities issued by the U.S. Government, its agencies or instrumentalities or investments in First Tier Securities of a single issuer for certain temporary, limited purposes) ordinarily to not more than 5% of its total assets. In the case of BR State Funds and BIF State Funds, this restriction is applicable only with respect to 75% of a BR State Fund’s or a BIF State Fund’s total assets. In the event of investments in securities that are Second Tier Securities (as defined in Rule 2a-7) issued by a single issuer, not more than ½ of 1% of the Fund’s total assets may be invested in such Second Tier Securities. For purposes of these diversification policies, investments in a repurchase agreement will be deemed to be an investment in the underlying securities so long as, among other criteria, the securities collateralizing the repurchase agreement consist of cash items and U.S. Government securities and the respective Fund’s adviser or sub-adviser has evaluated the seller’s creditworthiness. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.
Securities Lending. Each Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BlackRock, including to borrowers affiliated with BlackRock. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Manager or in registered money market funds advised by the Manager or its affiliates; such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Structured Notes. Structured notes and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Issuers of structured notes include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.
Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.
Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a maturity not in excess of 397 days (13 months) from the date of purchase.
The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain Funds will not invest in taxable short term money market securities.
U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be held by certain Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), Federal Financing Bank, General Services Administration, The Co-operative Central Bank, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Farm Credit System and Tennessee Valley Authority. Certain Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such obligations of Ginnie Mae, Fannie Mae and Freddie Mac.
To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies, instrumentalities or U.S. Government sponsored enterprises. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies, instrumentalities or U.S. Government sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.
In addition, certain Funds may invest in U.S. Treasury Floating Rate Notes (FRNs), which are two-year notes issued by the U.S. Treasury. The interest rate of an FRN changes over the life of the FRN and is the sum of an index rate and a spread. The index rate of an FRN is tied to the highest accepted discount rate of the most recent 13-week Treasury bill and is re-set every week. The spread is a rate applied to the index rate. The spread stays the same for the life of an FRN. The spread is determined at the auction where the FRN is first offered. The spread is the highest accepted discount margin in that auction. See also “Variable and Floating Rate Instruments” below.
Variable and Floating Rate Instruments. Certain Funds may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the prospectuses. A Fund invests in variable or floating rate notes only when the Manager deems the investment to involve minimal credit risk. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.
Variable and floating rate instruments held by a Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), unless the instrument is guaranteed by the U.S. Government or its agencies and/or instrumentalities, and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months.
In determining a Fund’s average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund’s average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. In addition, a variable or floating rate instrument issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities will be deemed by a Fund to have a maturity equal to the period remaining until its next interest rate adjustment (in the case of a variable rate instrument) or one day (in the case of a floating rate instrument). Variable and floating rate notes are frequently rated by credit rating agencies, and their issuers must satisfy the Fund’s quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss.
When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.
Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, beginning January 1, 2014, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.
When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
Diversification Status
Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the BIF State Funds, BIF Tax-Exempt, BBIF Tax-Exempt, BR State Funds and Municipal Money Market Portfolio generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of BR State

Funds, Municipal Money Market Portfolio, BIF Multi-State Municipal Series Trust, BIF Tax-Exempt and BBIF Tax-Exempt to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”
Each Fund other than the BR State Funds and the BIF State Funds has elected to be classified as “diversified” under the Investment Company Act. Each Fund must also satisfy the diversification requirements set forth in Rule 2a-7. Because the BR State Funds and the BIF State Funds must satisfy the diversification requirements set forth in Rule 2a-7 such Funds will thereby be deemed to be diversified under the Investment Company Act.
Management and Other Service Arrangements
Trustees and Officers
See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “— Share Ownership” and “— Compensation of Trustees” of each Fund’s SAI for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.
Management Arrangements
Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.
Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.
Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management, Advisory and Other Service Arrangements” of each Fund’s SAI. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.
For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (the “Distributor” or “BRIL”), charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) pursuant to an agreement between State Street or BNY Mellon and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.
Duration and Termination. Unless earlier terminated as described below, each Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
Other Service Arrangements
Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s SAI (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s Prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management, Advisory and Other Service Arrangements” of that Fund’s SAI.
For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.
Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
Transfer Agency Services. Each Fund has entered into an agreement with a transfer agent identified in the Fund’s Prospectus and Part I of the Fund’s SAI, pursuant to which the transfer agent is responsible for the issuance, transfer, and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays a fee for these services.
See Part I, Section IV “Management, Advisory and Other Service Arrangements — Transfer Agency Services” of each Fund’s SAI.
Independent Registered Public Accounting Firm. The Audit Committee of each Fund, the members of which are non-interested Trustees of the Fund, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus and Part I, Section IX “Additional Information” of each Fund’s SAI for information on your Fund’s independent registered public accounting firm.
Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund appears on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.
Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting and administrative services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.
See Part I, Section IV “Management, Advisory and Other Service Arrangements — Accounting Services” of each Fund’s SAI for information on the amounts paid by your Fund and, if applicable, Master LLC, to State Street, the Manager and/or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. See Part I, Section V “Distribution Related Expenses” of each Fund’s SAI for information on the fees paid by your Fund for the periods indicated.
Disclosure of Portfolio Holdings
The Boards of Trustees of each Fund and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.
Pursuant to the Guidelines, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The respective Boards of Trustees have approved the adoption by the Funds of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. Each Fund’s Board of Trustees provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information (“Confidential Information”) and proprietary information of the Manager. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site) shall not be deemed Confidential Information.
Except as otherwise provided in the Guidelines, Confidential Information relating to the Funds may not be distributed to persons not employed by the Manager unless the Fund has a legitimate business purpose for doing so. Confidential Information may also be disclosed to the Funds’ Trustees and their counsel, outside counsel for the Funds and the Funds’ auditors, and may be disclosed to the Funds’ service providers and other appropriate parties with the approval of the Fund’s Chief Compliance Officer, the Manager’s General Counsel, the Manager’s Chief Compliance Officer or the designee of such persons, and in addition, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement, as necessary, in accordance with the Guidelines. Information may also be disclosed as required by applicable laws and regulation.
Examples of instances in which selective disclosure of a Fund’s portfolio securities or other portfolio information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to a third-party feeder fund consistent with their agreements with a master portfolio advised by BlackRock; (iv) disclosure to third-party service providers of legal, auditing, custody, proxy voting, pricing and other services to the Fund or a third-party feeder fund; or (v) disclosure to a rating or ranking organization.
Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are generally available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.
1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]
2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.
3.	Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.
Portfolio Holdings. In addition to position description, portfolio holdings may also include issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income portfolios. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in a Fund as of a specific date.
The following shall not be deemed to be a disclosure of Confidential Information:
•	Generally, month-end portfolio holdings may be made available to fund shareholders, prospective shareholders, intermediaries, consultants and third party data providers (e.g., Lipper, Morningstar and Bloomberg) on the 20th calendar day after the end of each month, except for BlackRock Global Allocation Fund, Inc., BlackRock Global Dynamic Equity Fund, Global Allocation Portfolio of BlackRock Series Fund, Inc. and Global Allocation V.I. Fund, whose holdings may be made available on the 40th calendar day after the end of the quarter (based on each Fund’s fiscal year end).[1]
The following information as it relates to money market funds, unless made available to the public, shall be deemed a disclosure of Confidential Information and, subject to the Guidelines, requires a confidentiality or non-disclosure arrangement:
•	Weekly portfolio holdings made available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.
•	Weekly portfolio holdings and characteristics made available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.
Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).
Implementation. All employees of the Manager must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases. The Fund’s Chief Compliance Officer is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Funds’ and the Manager’s compliance.
Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:
1.	Funds’ Boards of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.
2.	Funds’ transfer agent
3.	Funds’ Custodian
4.	Funds’ Administrator, if applicable.
5.	Funds’ independent registered public accounting firm.

[1]	The precise number of days specified above may vary slightly from period to period depending on whether specified calendar day falls on a weekend or holiday.

6.	Funds’ accounting services provider
7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch
8.	Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet
9.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.
10.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.
11.	Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, iBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporation and Murray, Devine & Co, Inc.
12.	Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.
13.	Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, State Farm Mutual Fund and Sterling Capital Funds, and their respective boards, sponsors, administrators and other service providers.
14.	Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers.
15.	Other — Investment Company Institute, Mizuho Asset Management Co., Ltd. and Nationwide Fund Advisors.
With respect to each such arrangement, each Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Manager and their affiliates do not receive any compensation or other consideration in connection with such arrangements.
The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Business Conduct and Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Funds — about which the Manager has Confidential Information. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.
Potential Conflicts of Interest
The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the Commission, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.
Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”
It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.
It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients have an investment.
BlackRock and Ace Limited (“ACE”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock will also have a less than 1/2 of 1% ownership interest in Re Co. BlackRock will manage the investment portfolio of Re Co, which will be held in a wholly-owned subsidiary. Re Co will participate as a reinsurer with reinsurance contracts underwritten by subsidiaries of ACE. An independent director of certain BlackRock-advised funds also serves as an independent director of ACE and has no interest or involvement in the Re Co transaction.
BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in “Determination of Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock

(pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about obtaining documents on the Commission’s website may be obtained by calling the Commission at (800) SEC-0330. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.
In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold,

BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.
The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds’ custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.
Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.
Purchase of Shares
Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.
Shareholder Services
Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s SAI, or from the Distributor. The types of shareholder service programs offered to shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than Cash Management Account® (“CMA”) service (or other Merrill Lynch central asset account program) Subscribers, Working Capital Management Account® (“WCMA”) service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves
The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.
If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a BIF Fund directly through the Fund’s transfer agent in the manner described below under “Methods of Payment — Payment to the Transfer Agent.” Shareholders of the BIF Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the card/check account or automatic investment of free cash balances.
Methods of Payment
Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the BIF Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Fund’s transfer agent.
Payment by Wire. If you maintain an account directly with the Fund’s transfer agent, you may invest in a Fund through wire transmittal of Federal Funds to the Fund’s transfer agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to Bank of America, 1401 Elm Street, Dallas, Texas 75202. You should give your financial institution the following wiring instructions: ABA #026009593 Merrill Lynch Money Markets, DDA #375624069. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial adviser.
Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Fund’s transfer agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Purchases of Shares of U.S.A. Government Money Through Merrill Lynch Plans
Shares of U.S.A. Government Money are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.
Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund. Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Money will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.
If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Money you may enter a purchase order through your financial adviser or service representative.
Purchase of Shares by CMA Service Subscribers
Merrill Lynch Programs. Shares of the BIF Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ transfer agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below. The primary Money Account for CMA service subscribers is the Merrill Lynch Bank Deposit Program (described below). Certain clients may qualify to choose the BIF Tax-Exempt or BIF State Funds as their primary Money Account.
You may also elect to have free cash balances invested in individual deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Bank of America, N.A. and/or Bank of America California, N.A. (the “Merrill Lynch Bank Deposit Program”), FDIC insured depository institutions. For more information about these alternatives, you should contact your financial adviser.
If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your financial adviser. At that time, you may instruct your financial adviser to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each BIF Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the BIF Fund’s shareholders to issue additional shares. If sales of shares of BIF Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of the BIF State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Merrill Lynch Bank Deposit Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.
Automatic Purchases.
(BIF Tax-Exempt and BIF State Funds): Where offered, free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch financial adviser for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.
(All BIF Funds except for BIF Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into BIF Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Bank Deposit Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in BIF Money, BIF Government Securities and BIF Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of the BIF Tax-Exempt Funds.
Manual Purchases.
(All BIF Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more through your financial adviser at any time in shares of a BIF Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your financial adviser.
All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement provided by Merrill Lynch.
Working Capital Management Account®. The Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) for corporations and other businesses provides participants a securities account (which includes all the features of a regular CMA account) plus optional lines of credit and other features. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.
Participants in the WCMA service are able to manually invest funds in certain designated BIF Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated BIF Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated BIF Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated BIF Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of BIF Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum BIF Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained.
However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain BIF Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your financial adviser.
Purchase of Shares of BBIF Funds by WCMA Service Subscribers
Eligibility. Shares of the BBIF Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to manually invest cash balances into certain other money market funds or individual money market accounts pursuant to the Insured Savings AccountSM.
The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.
Purchases of shares of a BBIF Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.
BBIF Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of BBIF Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account.
Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch financial adviser. At that time, a subscriber may instruct its financial adviser to redeem shares of a BBIF Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.
Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch financial adviser or the relevant service account agreement and program description.
Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a BBIF Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch financial adviser.
All purchases of the BBIF Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.
BBIF Multiple Class Structure. Each BBIF Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Account Information — BBIF Multiple Class Structure” and “— How to Choose the Share Class that Best Suits Your Needs” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each BBIF Fund.
Each Class 1, Class 2, Class 3 or Class 4 share of a BBIF Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the service fees and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Account Information — BBIF Multiple Class Structure” and “— How to Choose the Share Class that Best Suits

Your Needs” in the Prospectus. The distribution fees and service fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the BBIF Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a BBIF Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that service fees and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — BBIF Multiple Class Structure” in the Prospectus.
WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the BBIF Funds. Class 4 shares bear the lowest service and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest service and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
Purchase of Shares of Retirement Reserves
Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by the trustee or sponsor of such plan by payments directly to Merrill Lynch.
Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund, except that Class II shares bear the expenses of the ongoing distribution fees.
Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).
Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.
There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) an education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.
If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.
Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:
•	If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.
•	Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSAs) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999, certain Custodial Plan accounts no longer have the first option for cash balances.
•	Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.
All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.
You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax advisor to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.
Purchase of Shares of Summit Cash Reserves
Exchange Privilege. Investor A shareholders of Summit Cash Reserves who acquired their shares upon an exchange from Investor A or Institutional Shares of certain affiliated funds will have an exchange privilege with Investor A or Institutional Shares of certain affiliated funds. Shareholders may exchange Investor A Shares of the Fund for Institutional Shares of one of the affiliated funds if the shareholder holds any Institutional Shares of that affiliated fund in the account in which the exchange is to be made at the time of the exchange or is otherwise eligible to purchase Institutional Shares of such affiliated fund. Otherwise Investor A Shares will automatically be purchased.
Eligible institutional investors include: employees of BlackRock, Merrill Lynch, PNC and Directors of any BlackRock-advised funds; customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers; investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of the Fund in that account; institutional and individual retail investors with a minimum investment of $2 million; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund.
If a holder of Investor A Shares of the Fund subsequently exchanges back into the same class of shares of the original affiliated fund it will do so without paying any sales charge. If a holder of Investor A Shares of the Fund exchanges into Investor A or Institutional Shares of another affiliated fund, the holder will be required to pay a sales charge equal to the difference, if any, between the sales charge previously paid on the shares of the original affiliated fund and the sales charge payable at the time of the exchange on the shares of the new affiliated fund.
Investor B shareholders of the Fund who acquired their shares upon an exchange from Investor B or Investor C Shares of certain affiliated funds will have an exchange privilege with Investor B or Investor C Shares of certain affiliated funds. A holder of Investor B Shares of the Fund may subsequently exchange back into the original affiliated fund. When a shareholder exchanges Investor B or Investor C Shares of an affiliated fund for Investor B Shares of the Fund, the period of time that the shareholder holds the Investor B Shares of the Fund will count towards satisfaction of the holding period requirement for purposes of reducing the CDSC relating to the Investor B or Investor C Shares acquired upon exchange of the Investor B Shares of the Fund. With respect to exchanges of Investor B Shares of an affiliated fund into Investor B Shares of the Fund, the period of time the Investor B Shares of the affiliated fund are held will count towards satisfaction of the conversion period (the length of time until the Investor B Shares acquired upon exchange of the Investor B Shares of the Fund are automatically converted into Investor A Shares). Conversely, the period of time that a shareholder has held the shares of an affiliated fund or a fund participating in the Exchange Program will count towards the satisfaction of the conversion period under which Investor B Shares of the Fund convert to Investor A Shares of the Fund.
If Investor B Shares are redeemed from the Fund and not exchanged into shares of an affiliated fund, a CDSC will be charged to the extent it would have been charged on a redemption of shares from the original affiliated fund.
It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares are distributed by the Distributor.
Under the exchange privilege, exchanges are made on the basis of the relative net asset values of the shares being exchanged. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the affiliated funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula an exchange of Investor A Shares of the Fund for Investor A or Institutional Shares of an affiliated fund generally will require the payment of a sales charge equal to the difference, if any, between the sales charge previously paid on the Institutional or Investor A Shares originally exchanged for Investor A Shares of the Fund and the sales charge that may be payable at the time of the exchange on the Institutional or Investor A Shares of the affiliated fund to be acquired.
Exchange Program. The Fund participates in an exchange program with certain non-money market open-end management investment companies that are (i) distributed by a selected securities dealer that is an affiliate of the Distributor, (ii) not affiliated funds, and (iii) not distributed by the Distributor (each referred to as a “Participating Fund”) (the “Exchange Program”). Exchanges may be made into Investor A or Investor B Shares of the Fund at net asset value without the imposition of a front-end sales charge (“sales charge”) or CDSC. Shares of a Participating Fund that are subject to a sales charge will be exchanged for Investor A Shares of the Fund without the imposition of a sales charge. The holder of Investor A Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund without incurring any sales charge or exchange into shares of another Participating Fund subject to a sales charge in the same fund complex as the original Participating Fund by remitting an amount equal to the difference, if any, between the sales charge previously paid on the shares of the original Participating Fund and the sales charge payable at the time of the exchange on the shares of the new Participating Fund.
Exchanges may be made into Investor B Shares of the Fund at net asset value without the imposition of a sales charge. Shares of Participating Funds subject to a CDSC will be exchanged for Investor B Shares of the Fund without the payment of a CDSC that might otherwise be due on redemption of the Participating Fund shares. The holder of such Investor B Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund or exchange into shares of another Participating Fund in the same fund complex as the original Participating Fund. Upon such exchange, the holder of the Investor B Shares of the Fund will receive credit toward reduction of the CDSC that would have been due on the Participating Fund shares for the time period during which the Investor B Shares of the Fund were held. This period of time will also count towards satisfaction of any conversion period applicable to the Participating Fund shares. If holders of the Investor B Shares of the Fund redeem those shares instead of exchanging back into shares of the original Participating Fund or of another Participating Fund in the same fund complex, CDSC payments, if any, will be assessed based upon the combined holding period for the Participating Fund shares and the Fund shares.
The Participating Funds may impose administrative and/or redemption fees on an exchange transaction with the Fund. There will be no sales charge on exchange transactions into the Fund. The Exchange Program may be modified or terminated at any time in accordance with the rules of the Commission.
A Participating Fund may modify or terminate the terms of its involvement in the Exchange Program at any time in accordance with the rules of the Commission.
Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the affiliated fund or participating Fund into which the exchange is to be made for information regarding the fund and for further details regarding such exchange.
To effect an exchange, shareholders should contact their financial adviser, selected securities dealer or other financial intermediary, who will advise the Fund of the exchange, or write to the Fund’s transfer agent requesting that the exchange be effected. Shareholders of Participating Funds and certain affiliated funds with shares for which certificates have not been issued may effect an exchange by wire through their securities dealers. The Exchange Program or the exchange privilege may be modified or terminated at any time in accordance with the rules of the

Commission. There is currently no limitation on the number of times a shareholder may effect an exchange into the Fund either through the exchange privilege or the Exchange Program; however, the Fund reserves the right to limit the number of times an investor may effect an exchange. Certain Participating Funds and affiliated funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The Exchange Program and the exchange privilege are available only to U.S. shareholders in states where the exchange legally may be made.
An exchange pursuant to the exchange privilege or pursuant to the Exchange Program is treated as a sale of the exchanged shares and a purchase of the new shares for Federal income tax purposes. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See “Taxes.”
Purchase of Shares of BlackRock Funds Portfolios
Each of the BlackRock Funds Portfolios has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.
Investor Shares
Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s Manager, sub-advisor, BRIL or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.
Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.
Other Purchase Information. Shares of each Fund are sold on a continuous basis by BRIL as distributor. BRIL maintains its principal offices at 40 East 52nd Street, New York, New York 10022. Purchases may be effected on weekdays on which the NYSE is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Fund may, in the discretion of the Fund’s Manager, be made in the form of securities that are permissible investments for that Fund. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Fund at any time.
Shareholder Features.
Exchange Privilege. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a BlackRock Fund Portfolio for Investor A Shares of one of the non-money market portfolios of the Trust (each a “Non-Money Market Portfolio”). Exchanges of Investor B or Investor C Shares of a Fund for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Trust will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Non-Money Market Portfolio received in the exchange.
Investor A Shares of Funds that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a Fund subject to a sales charge.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund at the following address: BlackRock, P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a request must be made in writing or by telephone. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests in writing.
If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.
Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.
Each Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. Each Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. Each Fund, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Trust, the administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.
By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing him– or herself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.
The redemption of shares of one Fund and the subsequent investment in another Fund generally will be treated as two separate transactions. Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A or Investor A1 Shares of a Non-Money Market Portfolio with the proceeds of a redemption of Investor Shares of a BlackRock Funds Portfolio. In addition, when Investor Shares of a BlackRock Funds Portfolio are redeemed and the proceeds are used to purchase Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of a Non-Money Market Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Non-Money Market Portfolio are redeemed.
Automatic Investment Plan (“AIP”). Certain shareholders may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account by completing the AIP Application which may be obtained from the Fund at (800) 441-7762, or online at www.blackrock.com/funds. The minimum pre-authorized investment amount is $50 per Fund.
Systematic Withdrawal Plan (“SWP”). Each BlackRock Funds Portfolio offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by calling the Fund or by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762.
For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders — Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.
Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the BlackRock Funds Portfolio or any Eligible Fund (which includes the Fund and other funds as designated by BRIL from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.
Institutional Shares
Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch, Barclays PLC or their respective affiliates, may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Fund at any time.
Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.
Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.
DCC&S. Qualified Plans may be able to invest in shares of the BlackRock Funds Portfolios through the Defined Contribution Clearance and Settlement System (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.
Distribution and/or Shareholder Servicing Plans
Each Fund has entered into a distribution agreement with BlackRock Investments, LLC (previously defined as the “Distributor”) under which the Distributor, as agent, offers shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 40 East 52nd Street, New York, NY 10022. The Distributor is an affiliate of BlackRock.
Each Fund has adopted a shareholder servicing plan and/or a distribution plan or plans (in the case of Retirement Reserves, with respect to Class II shares only and with respect to Summit Cash Reserves with respect to Investor B Shares only) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the BBIF Funds is authorized to pay the Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through the Distributor. The Distribution Plan for each class of shares of the BBIF Funds provides that the Funds pay the Distributor a service fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a BBIF Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The service fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which service and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the BBIF Funds compensates the Distributor for providing, or arranging for the provision of, shareholder servicing and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among financial advisers, selected dealers and affiliates of the Distributor. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The BBIF Distribution Plans for the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the BBIF Fund Prospectus.
Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.
Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years of which should be stored in an easily accessible place.
Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the shareholder servicing and/or distribution expenditures paid to the Distributor. With respect to each Fund other than BlackRock Funds Portfolios, Retirement Reserves and Summit Cash Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration on a quarterly basis. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
See Part I, Section V “Distribution Related Expenses” of each Fund’s SAI for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.
Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of shares in the case of the BBIF Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (i) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (ii) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).
In the case of the BBIF Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a BBIF Fund will not make further payments of the distribution fee with respect to its shares; however, a BBIF Fund will continue to make payments of the service fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.
Other Distribution Arrangements. In the case of the BlackRock Funds Portfolios, the BlackRock Funds Portfolios and BlackRock have entered into distribution agreements with UBS AG whereby UBS AG may, in certain circumstances, sell shares of certain BlackRock Funds Portfolios in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of shares of a BlackRock Funds Portfolio will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%.
Other Compensation to Selling Dealers
BlackRock and certain of its affiliates may make payments relating to distribution and sales support activities out of its past profits or other sources available to it (and not as an additional charge to a Fund). From time to time, the Distributor, BlackRock or their affiliates may compensate affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-distribution and service plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from the Distributor’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, AXA Advisors, CCO Investment Services, Cetera Financial Group, Citigroup Global Markets, Inc., Commonwealth Equity Services (Commonwealth Financial Network), FSC Securities Corporation, Investacorp, Inc., JP Morgan, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, Northwestern Mutual Investment Services, LLC, Park Avenue Securities, PFS Investments, PNC Investments LLC, Raymond James, RBC Capital Markets, Royal Alliance Associates, SagePoint Financial, Santander Securities, LLC, Securities America, State Farm VP Management Corp., The Huntington Investment Co., Triad Advisors, Inc., UBS Financial Services, U.S. Bancorp Investments, Voya Financial Advisors, Inc., Voya Investments Distributor, LLC, Wells Fargo, Woodbury Financial Services, Inc. and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations with respect to the Funds in any year will vary, may be limited to specific Funds or share classes, or may exclude the Funds entirely. In addition, from time to time BRIL, BlackRock or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.
In lieu of payments pursuant to the foregoing, the Distributor, BlackRock, PNC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.
If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Distributor, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.
BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank and certain of its affiliates fees for administration and servicing with respect to assets of the Funds attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds: 0.15% of net assets; certain fixed income funds: 0.20% of net assets; and certain equity funds: 0.25% of net assets.
Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your Service Organization will provide you with specific information about any service fees you will be charged.
Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Shares of each Fund. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.
To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.
Redemption of Shares
Each Fund will normally redeem shares for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.
The value of the shareholder’s investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and income earned. In the case of Investor B Shares of Summit Cash Reserves, the redemption price will be reduced by any applicable CDSC.

If notice is received by the Fund’s transfer agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.
Redemption of Shares by All Funds except the BIF Funds, the BBIF Funds and the BlackRock Funds Portfolios
At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Fund’s transfer agent.
The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.
Methods of Redemption
All five methods set forth below apply to each Fund other than Retirement Reserves. Only the methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Fund’s transfer agent may require additional documents in connection with redemptions.
Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Fund’s transfer agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Fund’s transfer agent for payment, the Fund’s transfer agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Fund’s transfer agent upon request.
You will be subject to the transfer agent’s rules and regulations governing such checking accounts, including the right of the Fund’s transfer agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or a Fund’s transfer agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Fund’s transfer agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.
Federal Funds Redemption. If you maintain an account directly with the Fund’s transfer agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Fund’s transfer agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Fund’s transfer agent toll-free at 1-800-221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial adviser.
Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Fund’s transfer agent to the dealer.
Regular Redemption. If you hold shares with the Fund’s transfer agent you may redeem by writing to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the transfer agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Exchange Act, whose existence and validity may be verified by the Fund’s transfer agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the transfer agent’s register; (ii) the check is mailed to the stencil address of record on the transfer agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Fund’s transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Fund’s transfer agent of a proper redemption request.
You may also redeem shares held with the Fund’s transfer agent by calling 1-800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a Systematic Withdrawal Plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Funds’ transfer agent may temporarily suspend telephone transactions at any time.
Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money may redeem shares by writing directly to Merrill Lynch. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money should not send redemption requests to the Fund or to its transfer agent. If you inadvertently send the redemption request to the Fund or the Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.
Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.
Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to

Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.
If your account held directly with the Fund’s transfer agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund. Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.
U.S.A. Government Money has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.
BIF Funds — Redemption of Shares by CMA Service Subscribers
BIF Funds — Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Margin Lending Program will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the BIF Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.
Shares of each BIF Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.
BIF Funds — Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a BIF Fund in a Merrill Lynch securities account, you may redeem shares of a BIF Fund directly by writing to Merrill Lynch, which will submit your request to the Fund’s transfer agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or a Fund’s transfer agent. If you inadvertently send the request to a Fund or a Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by All Funds except the BIF Funds and the BBIF Funds — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their financial advisers. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.
BBIF Funds — Redemption of Shares by WCMA Service Subscribers
BBIF Funds — Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated BBIF Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Margin Lending Program service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the BBIF Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.
Shares of the BBIF Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the BBIF Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the Business Investor AccountSM (BIASM) Financial Service and Working Capital Management Account® (WCMA®) Financial Service Account Agreement Program Description Booklet.
From time to time, Merrill Lynch also may offer the BBIF Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the Program Description Booklet that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch financial adviser.
BBIF Funds — Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch financial adviser to provide the shareholder with a check. Redemption requests should not be sent to the BBIF Fund or its transfer agent. If inadvertently sent to the BBIF Fund or the Fund’s transfer agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch financial adviser.
All redemptions of BBIF Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.
BIF Funds — Redemption of Shares by Non-Service Subscribers
Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a BIF Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”
Shareholders maintaining an account directly with the Fund’s transfer agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a BIF Fund by submitting a written notice by mail directly to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 40486, Jacksonville, Florida 32203-0486. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Fund’s transfer agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications.

Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.
The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.
The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.
Participants in the WCMA service or certain other business account programs may be able to manually invest funds in certain BIF Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.
From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch financial adviser.
BlackRock Funds Portfolios — Redemption of Shares
Redemptions may be made in the manner and amounts described in the BlackRock Funds Portfolios’ Prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.
Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. See “Signature Guarantee” below.
Investor A shareholders of the Funds may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by the Fund’s transfer agent, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with the Fund’s transfer agent. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. The Bank of New York Mellon Corporation (“BONY”), as the investor’s agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a $15 service charge will be incurred. Checks may not be presented for cash payments at the offices of BONY. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.
Service Shares
Redemption of Shares. A BlackRock Funds Portfolio may redeem Service Shares if the account balance drops below the required minimum initial investment as the result of redemption requests and the shareholder does not increase the balance to at least the required minimum initial investment upon thirty days’ written notice. If a customer has agreed with an institution to maintain a minimum balance in his or her account with the institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Fund to the extent necessary to maintain the minimum balance required.
The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the Trust’s combination with The PNC Fund in 1996:
Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Fund and for the same account in which they held shares on that date through the procedures described in this section.
Payment of Redemption Proceeds. The Funds may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the Investment Company Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the Investment Company Act.
Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.
Under the Investment Company Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)
Each Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. Each Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.
Signature Guarantee. A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Shareholder Services
Shareholder Services for All Funds other than BIF Funds, BBIF Funds, Retirement Reserves and BlackRock Funds Portfolios
Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. You can obtain more information about these services from each Fund by calling the telephone number on the cover page of the Part I of this SAI, or from the Distributor.
Investment Account
If your account is maintained at the Fund’s transfer agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Fund’s transfer agent. You may ascertain the number of shares in your Investment Account by calling the Fund’s transfer agent toll-free at 1-800-221-7210. The Fund’s transfer agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Fund’s transfer agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.
In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Fund’s transfer agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.
Fee-Based Programs
Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Fund’s transfer agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Fund’s transfer agent at 1-800-221-7210.
Automatic Investment Plans
If you maintain an account directly with the Fund’s transfer agent, each Fund offers an Automatic Investment Plan whereby the Fund’s transfer agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.
Accrued Monthly Payout Plan
The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Fund’s transfer agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Fund’s transfer agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.
Systematic Withdrawal Plans
If you maintain an account with the Fund’s transfer agent, you may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.
At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you, which may be a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Fund’s transfer agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.
Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.
If your account is not maintained directly with the Fund’s transfer agent, you should contact your financial professional. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your financial professional.
Retirement and Education Accounts
Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.
Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such account.
Determination of Net Asset Value
Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation.
Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.
As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund;

however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.
Should that deviation exceed ½ of 1% for a Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, and utilizing a net asset value per share as determined by using available market quotations.
Each Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by a Fund’s Board.
Yield Information
Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.
The tax equivalent yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt, the BIF State Funds, BR State Funds and Municipal Money Market Portfolio is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt, the BIF State Funds, BR State Funds and Municipal Money Market Portfolio is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.
The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.
See Part I, Section VI “Yield Information” of each Fund’s SAI for recent seven-day yield information relating to your Fund.
On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the BIF Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future period.
A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.
Portfolio Transactions
Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.
Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.
The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.
The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.
OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market Fund (each a “Money Market Portfolio”) intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Fund’s net asset values or net income.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.
Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.
Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by BlackRock or its affiliates (collectively, “clients”) when one or more clients of BlackRock or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
See Part I, Section VIII “Portfolio Transactions” of each Fund’s SAI for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.
The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.
Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VIII “Portfolio Transactions” of each Fund’s SAI for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.
Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Dividends and Taxes
Dividends
Each Fund declares dividends daily. Dividends of each Fund are reinvested daily in additional shares of that Fund at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. For shareholders of the BIF Funds and the BBIF Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.
Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gain), if any, will be distributed by the Funds at least annually.
Retirement Accounts. Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.
Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether such earnings are classified as ordinary income or as capital gains). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA distributions, 25%) additional tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59½ unless one of the exceptions listed below applies.
Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).
For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made five or more years after the first tax year of contribution and the account holder either is age 59½ or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59½ unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.
Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes — General Treatment of Fund Shareholders.”
In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.
Qualified Tuition Program and ESAs. Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as set forth below is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.
Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship.
If an education account becomes ineligible for the special tax treatment described above, the shareholder will be taxed currently on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes — General Treatment of Fund Shareholders.”
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Plans and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.
Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax advisor with respect to the tax consequences of investing through such an account.
Taxes
Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net capital gain that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for taxation at a reduced tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, distributions from a BIF Tax-Exempt Fund, BBIF Tax-Exempt, Municipal Money

Market Portfolio or a BR State Fund that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.
Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.
The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio and the BR State Funds, that pay exempt-interest dividends.
General Treatment of Fund Shareholders. Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular Federal income tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.
Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Each Fund will furnish its shareholders with a written statement reporting the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.
Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.
If the value of assets held by a Fund declines, the Trustees of the Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the exempt-interest dividends paid by BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio and BR State Funds, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.
A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding may also be required on distributions paid by BBIF Tax-Exempt, a BIF Tax-Exempt Fund, Municipal Money Market Portfolio or a BR State Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gains from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates. However, this tax will not apply to certain amounts that are already excludable from gross income, such as interest on tax-exempt bonds.
Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, with respect to taxable years of the RIC which begin before January 1, 2015, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders.
Legislation has been proposed to extend the expiration date for these provisions, but there can be no assurance at this time that such legislation will be enacted.
A 30% withholding tax is currently imposed on dividends and will be imposed on redemption proceeds paid after December 31, 2016 to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.
Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.
BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio, BR State Funds and Their Shareholders. The BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio and the BR State Funds intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and reported as exempt-interest dividends in a written statement furnished to the Fund’s shareholders.
Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio or the BR State Funds, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the BIF Tax-Exempt Funds, BBIF Tax-Exempt, Municipal Money Market Portfolio or one of the BR State Funds.
All or a portion of the BIF Tax-Exempt Funds’ and BBIF Tax-Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. In general, any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder. Such loss will be allowed, however, in the case of shares acquired in a Fund that declares exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly.
The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. BBIF Tax-Exempt, each BIF Tax-Exempt Fund, Municipal Money Market Portfolio and each BR State Fund will purchase such private activity bonds and will report to shareholders the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by BBIF Tax-Exempt, a BIF Tax-Exempt Fund, Municipal Money Market Portfolio or a BR State Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.
State Funds — State Taxes. Dividends paid by each BIF State Fund and each BR State Fund are subject to the tax laws of the specific state in which a shareholder resides. For a summary discussion of the state tax laws of the State in which the BIF State Fund or BR State Fund invests, please see Part I, Section X “State Fund Tax Summaries” of the applicable Fund’s SAI.

The Appendices to the BIF State Funds’ SAI and the BR State Funds’ SAI contain a general and abbreviated summary of the state tax laws relevant to each BIF State Fund or BR State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described in the appendices are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each BIF State Fund or BR State Fund should consult their tax advisors about other state and local tax consequences of investment in such BIF State Fund or such BR State Fund.
The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including BBIF Tax-Exempt, any of the BIF Tax-Exempt Funds, Municipal Money Market Portfolio or any of the BR State Funds) during the taxable year.
Master — Feeder Funds. In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as a partnership for Federal income tax purposes. If applicable tax provisions should change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.
Proxy Voting Policies and Procedures
The Board of Trustees of each Fund has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of a real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is attached as Appendix B. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.
General Information
Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the BBIF Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and has exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust, as amended (the “Declaration”).
There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the BBIF Funds. Shares issued are fully-paid and non-assessable by each Fund.
A copy of the Declaration establishing each Fund, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.
Additional Information
Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.
See Part I, Section VIII “General Information” of each Fund’s SAI for other general information about your Fund.

APPENDIX A
DESCRIPTION OF BOND RATINGS
A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Description of Moody’s Long-Term Obligation Ratings
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Short-Term Obligation Ratings
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Description of Moody’s Demand Obligation Ratings
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of Standard & Poor’s, a Division of McGraw-Hill Financial (“Standard & Poor’s”), Issue Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise we impute;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Long-Term Issue Credit Ratings*
AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Description of Standard & Poor’s Municipal Short-Term Note Ratings
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales
Fitch long-term obligations rating scales are as follows:
AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Notes: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Description of Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
Fitch short-term ratings are as follows:
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
BlackRock
U.S. Registered Funds
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Adviser
February 27, 2015

I. INTRODUCTION
The Trustees/Directors (“Directors”) of the BlackRock Open-End Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.
Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.
BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.
BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.
II. PROXY VOTING POLICIES
A. Boards of Directors
The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.
B. Auditors
These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.
C. Compensation and Benefits
These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.
D. Capital Structure
These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
E. Corporate Charter and By-Laws
These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
F. Environmental and Social Issues
These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.
III. CONFLICTS MANAGEMENT
BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.
IV. REPORTS TO THE BOARD
BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

SAI-16817-0715

BIF MULTI-STATE MUNICIPAL SERIES TRUST
PART C. OTHER INFORMATION
Item 28.    Exhibits.
Exhibit Number		Description
1(a)	—	Declaration of Trust of BIF Multi-State Municipal Series Trust (the “Registrant”), dated February 6, 1987.(a)
(b)	—	Amendment to the Declaration of Trust.(a)
(c)	—	Instrument establishing BIF Arizona Municipal Money Fund (formerly known as CMA Arizona Municipal Money Fund) (“BIF Arizona”) as a series of the Registrant.(b)
(d)	—	Instrument establishing CMA California Tax-Exempt Fund as a series of the Registrant.(c)
(e)	—	Change of series designation to BIF California Municipal Money Fund (formerly known as CMA California Municipal Money Fund) (“BIF California”), filed May 9, 1993.(c)
(f)	—	Instrument establishing BIF Connecticut Municipal Money Fund (formerly known as CMA Connecticut Municipal Money Fund) (“BIF Connecticut”) as a series of the Registrant.(d)
(g)	—	Instrument establishing BIF Florida Municipal Money Fund (formerly known as CMA Florida Municipal Money Fund) (“BIF Florida”) as a series of the Registrant.(e)
(h)	—	Instrument establishing CMA Massachusetts Tax-Exempt Fund as a series of the Registrant.(f)
(i)	—	Change of series designation to BIF Massachusetts Municipal Money Fund (formerly known as CMA Massachusetts Municipal Money Fund) (“BIF Massachusetts”), filed May 9, 1993.(f)
(j)	—	Instrument establishing CMA Michigan Tax-Exempt Fund (subsequently designated as BIF Michigan Municipal Money Fund (formerly known as CMA Michigan Municipal Money Fund) (“BIF Michigan”)) as a series of the Registrant.(g)
(k)	—	Instrument establishing CMA New Jersey Tax-Exempt Fund as a series of the Registrant.(h)
(l)	—	Change of series designation to BIF New Jersey Municipal Money Fund (formerly known as CMA New Jersey Municipal Money Fund) (“BIF New Jersey”), filed May 9, 1993.(h)
(m)	—	Instrument establishing CMA New York Tax-Exempt Fund as a series of the Registrant.(i)
(n)	—	Change of series designation to BIF New York Municipal Money Fund (formerly known as CMA New York Municipal Money Fund) (“BIF New York”), filed April 23, 1991.(i)
(o)	—	Instrument establishing BIF North Carolina Municipal Money Fund (formerly known as CMA North Carolina Municipal Money Fund) (“BIF North Carolina”) as a series of the Registrant.(j)
(p)	—	Instrument establishing BIF Ohio Municipal Money Fund (formerly known as CMA Ohio Municipal Money Fund) (“BIF Ohio”) as a series of the Registrant.(k)
(q)	—	Instrument establishing CMA Pennsylvania Tax-Exempt Fund as a series of the Registrant.(l)
(r)	—	Change of series designation to BIF Pennsylvania Municipal Money Fund (formerly known as CMA Pennsylvania Municipal Money Fund) (“BIF Pennsylvania”), filed May 9, 1993.(l)
(s)	—	Certification of Amendment to Declaration of Trust, dated April 11, 2002.(m)
(t)	—	Certification of Amendment to Declaration of Trust, dated April 11, 2002.(m)
(u)	—	Certificate of Amendment to Declaration to Trust, dated May 19, 2010.(dd)
2	—	Amended and Restated By-Laws of the Registrant.(n)
3	—	Portions of the Declaration of Trust, Establishment and Designation and By-Laws of the Registrant defining the rights of holders of shares of each of BIF Arizona, BIF California, BIF Connecticut, BIF Florida, BIF Massachusetts, BIF Michigan, BIF New Jersey, BIF New York, BIF North Carolina, BIF Ohio and BIF Pennsylvania as a series of the Registrant.(o)
4(a)	—	Form of Management Agreement between the Registrant, on behalf of BIF California, and BlackRock Advisors, LLC.(cc)
(b)	—	Form of Management Agreement between the Registrant, on behalf of BIF Connecticut, and BlackRock Advisors, LLC.(cc)

Exhibit Number		Description
(c)	—	Form of Management Agreement between the Registrant, on behalf of BIF Massachusetts, and BlackRock Advisors, LLC.(cc)
(d)	—	Form of Management Agreement between the Registrant, on behalf of BIF Michigan, and BlackRock Advisors, LLC.(cc)
(e)	—	Form of Management Agreement between the Registrant, on behalf of BIF New Jersey, and BlackRock Advisors, LLC.(cc)
(f)	—	Form of Management Agreement between the Registrant, on behalf of BIF New York, and BlackRock Advisors, LLC.(cc)
(g)	—	Form of Management Agreement between the Registrant, on behalf of BIF Ohio, and BlackRock Advisors, LLC.(cc)
(h)	—	Form of Management Agreement between the Registrant, on behalf of BIF Pennsylvania, and BlackRock Advisors, LLC.(cc)
(i)	—	Form of Sub-Advisory Agreement between the Manager, on behalf of BIF California, and BlackRock Investment Management, LLC.(cc)
(j)	—	Form of Sub-Advisory Agreement between the Manager, on behalf of BIF Connecticut, and BlackRock Investment Management, LLC.(cc)
(k)	—	Form of Sub-Advisory Agreement between the Manager, on behalf of BIF Massachusetts, and BlackRock Investment Management, LLC.(cc)
(l)	—	Form of Sub-Advisory Agreement between the Manager, on behalf of BIF Michigan, and BlackRock Investment Management, LLC.(cc)
(m)	—	Form of Sub-Advisory Agreement between the Manager, on behalf of BIF New Jersey, and BlackRock Investment Management, LLC.(cc)
(n)	—	Form of Sub-Advisory Agreement between the Manager, on behalf of BIF New York, and BlackRock Investment Management, LLC.(cc)
(o)	—	Form of Sub-Advisory Agreement between the Manager, on behalf of BIF Ohio, and BlackRock Investment Management, LLC.(cc)
(p)	—	Form of Sub-Advisory Agreement between the Manager, on behalf of BIF Pennsylvania, and BlackRock Investment Management, LLC.(cc)
5	—	Unified Distribution Agreement between the Registrant and BlackRock Investments, LLC, formerly known as BlackRock Investments, Inc.(p)
6	—	None.
7	—	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company.(q)
8(a)	—	Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.(r)
(b)	—	Form of Cash Management Account Agreement.(s)
(c)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(t)
9(a)	—	Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF California.(u)
(b)	—	Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF Connecticut.(v)
(c)	—	Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF Massachusetts.(w)
(d)	—	Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF New Jersey.(x)
(e)	—	Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF New York.(y)
(f)	—	Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF Ohio.(z)
10	—	Consent of Independent Registered Public Accounting Firm.*
11	—	None.
12	—	Certificate of Fund Asset Management, L.P.(a)

Exhibit Number		Description
13	—	Form of Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1.(p)
14	—	None.
15(a)	—	Code of Ethics of BlackRock Advisors, LLC.(aa)
(b)	—	Code of Ethics of the Registrant.(aa)
(c)	—	Code of Ethics of BlackRock Investments, LLC, formerly known as BlackRock Investments, Inc.(aa)
16	—	Power of Attorney.(bb)

*	Filed herewith
(a)	Filed on July 31, 1995 as Exhibit 1(a) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of BIF Pennsylvania (File No. 33-11882).
(b)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of BIF Arizona (File No. 33-11882).
(c)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of BIF California (File No. 33-11882).
(d)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of BIF Connecticut (File No. 33-11882).
(e)	Filed on August 22, 2005 as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BIF Florida (File No. 33-11882).
(f)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of BIF Massachusetts (File No. 33-11882).
(g)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of BIF Michigan (File No. 33-11882).
(h)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of BIF New Jersey (File No. 33-11882).
(i)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of BIF New York (File No. 33-11882).
(j)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of BIF North Carolina (File No. 33-11882).
(k)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of BIF Ohio (File No. 33-11882).
(l)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of BIF Pennsylvania (File No. 33-11882).
(m)	Filed on July 30, 2002 as Exhibits 1(d) and 1(e) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of BIF Arizona (File No. 33-11882).
(n)	Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Ready Assets U.S. Treasury Money Fund (formerly known as Merrill Lynch U.S. Treasury Money Fund) (File No. 33-37537), filed on March 30, 2009.
(o)	Reference is made to Article II, (Section 2.3) and Articles III, V, VI, VIII, IX, X and XI of the Registrant’s Declaration of Trust, filed as Exhibits 1(a), 1(b), 1(s) and 1(t) to the Registration Statement; to the Certificates of Establishment and Designation, filed as Exhibits 1(c)-1(r) to the Registration Statement; and to Article I, Article II (Sections 2-4), Article IV (Section 1), Article V and Article VI of the Registrant’s By-Laws incorporated by reference to Exhibit 2 to the Registration Statement.
(p)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of BIF Money Fund (formerly known as CMA Money Fund) (File No. 2-59311), filed on July 29, 2009.
(q)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 20, 2001.

(r)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of BIF Money Fund (formerly known as CMA Money Fund) (File No. 2-59311), filed on July 27, 2007.
(s)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N 1A of BIF Tax-Exempt Fund (formerly known as CMA Tax-Exempt Fund) (File No. 2-69877), filed on February 10, 2003.
(t)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Focus Growth Fund, Inc. (formerly known as Merrill Lynch Focus Twenty Fund, Inc.) (File No. 333-89775), filed on March 20, 2001.
(u)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of BIF California (File No. 33-11882).
(v)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of BIF Connecticut (File No. 33-11882).
(w)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of BIF Massachusetts (File No. 33-11882).
(x)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of BIF New Jersey (File No. 33-11882).
(y)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of BIF New York (File No. 33-11882).
(z)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of BIF Ohio (File No. 33-11882).
(aa)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Value Opportunities Fund, Inc. (File No. 2-60836), filed on July 28, 2014.
(bb)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 173 to the Registration Statement on Form N-1A of BlackRock Funds III (File No. 33-54126), filed on April 29, 2015.
(cc)	Filed on July 27, 2007 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant (File No. 33-11882).
(dd)	Filed on July 29, 2010 as an Exhibit to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant (File No. 33-11882).
Item 29.    Persons Controlled by or under Common Control with Registrant.
The Registrant does not control and is not under common control with any other person.
Item 30.    Indemnification.
Reference is made to Section 5.3 of the Registrant’s Declaration of Trust and Section 8 of the Unified Distribution Agreement.
Section 5.3 of the Registrant’s Declaration of Trust provides as follows:
“The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”
Article IV, Section 2(d) of the Registrant’s By-Laws provides as follows:
“The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to Indemnification.”
In Section 8 of the Unified Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify BRIL and each person, if any, who controls BRIL within the meaning of the Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.    Business and Other Connections of the Manager.
(a) BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).
Item 32.    Principal Underwriters.
(a) BlackRock Investments, LLC (“BRIL”) acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies, including the Registrant:
BBIF Government Securities Fund
BBIF Money Fund
BBIF Tax-Exempt Fund
BBIF Treasury Fund
BIF Government Securities Fund
BIF Money Fund
BIF Multi-State Municipal Series Trust
BIF Tax-Exempt Fund
BIF Treasury Fund
BlackRock Allocation Target Shares
BlackRock Balanced Capital Fund, Inc.
BlackRock Basic Value Fund, Inc.
BlackRock Bond Fund, Inc.
BlackRock California Municipal Series Trust
BlackRock Capital Appreciation Fund, Inc.
BlackRock CoRI Funds
BlackRock Emerging Markets Fund, Inc.
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Financial Institutions Series Trust
BlackRock Focus Growth Fund, Inc.
BlackRock Funds
BlackRock Funds II
BlackRock Funds III
BlackRock Global Allocation Fund, Inc.
BlackRock Global SmallCap Fund, Inc.
BlackRock Index Funds, Inc.
BlackRock Large Cap Series Funds, Inc.
BlackRock Latin America Fund, Inc.
BlackRock Liquidity Funds
BlackRock Long-Horizon Equity Fund
BlackRock Master LLC
BlackRock Mid Cap Value Opportunities Series, Inc.
BlackRock Multi-State Municipal Series Trust
BlackRock Municipal Bond Fund, Inc.
BlackRock Municipal Series Trust

BlackRock Natural Resources Trust
BlackRock Pacific Fund, Inc.
BlackRock Series Fund, Inc.
BlackRock Series, Inc.
BlackRock Value Opportunities Fund, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock World Income Fund, Inc.
FDP Series, Inc.
Funds for Institutions Series
iShares, Inc.
iShares MSCI Russia Capped ETF, Inc.
iShares Trust
iShares U.S. ETF Trust
Managed Account Series
Master Basic Value LLC
Master Bond LLC
Master Focus Growth LLC
Master Government Securities LLC
Master Institutional Money Market LLC
Master Investment Portfolio
Master Large Cap Series LLC
Master Money LLC
Master Tax-Exempt LLC
Master Treasury LLC
Master Value Opportunities LLC
Quantitative Master Series LLC
Ready Assets Prime Money Fund
Ready Assets U.S.A. Government Money Fund
Ready Assets U.S. Treasury Money Fund
Retirement Series Trust
BRIL also acts as the distributor for the following closed-end registered investment companies:
BlackRock Corporate High Yield Fund, Inc.
BlackRock Debt Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Limited Duration Income Trust
BlackRock Preferred Partners LLC
BRIL provides numerous financial services to BlackRock-advised funds and is the distributor of BlackRock’s open-end funds. These services include coordinating and executing Authorized Participation Agreements, preparing, reviewing and providing advice with respect to all sales literature and responding to Financial Industry Regulatory Authority comments on marketing materials.
(b) Set forth below is information concerning each director and officer of BRIL. The principal business address of each such person is 40 East 52nd Street, New York, New York 10022.
Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Robert Fairbairn	Chairman and Member, Board of Managers, Chief Executive Officer and Senior Managing Director	None
Anne Ackerley	Managing Director	None
Matthew Mallow	General Counsel and Senior Managing Director	None
Russell McGranahan	Secretary and Managing Director	None
Ned Montenecourt	Chief Compliance Officer and Director	None
Saurabh Pathak	Chief Financial Officer and Director	None
Francis Porcelli	Managing Director and Member, Board of Managers	None
Brenda Sklar	Managing Director	None
Lisa Hill	Managing Director	None
Joseph Craven	Managing Director	None
Terri Slane	Director and Assistant Secretary	None
Chris Nugent	Director	None
Melissa Walker	Vice President and Assistant Secretary	None
Richard Prager	Member, Board of Managers	None
Christopher Vogel	Member, Board of Managers	None

(c) Not applicable.
Item 33.    Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:
(a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

(b) BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022 (records relating to its functions as distributor).
(c) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as manager).
(d) BlackRock Investment Management, LLC, 1 University Square Drive, Princeton, New Jersey 08540 (records relating to its functions as former sub-adviser).
(e) State Street Bank and Trust Company, 100 Summer Street, Boston, Massachusetts 02110 (records relating to its functions as accounting services provider and custodian).
(f) Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (records relating to its functions as transfer agent).
Item 34.    Management Services.
Other than as set forth under the caption “Management of the Funds — BlackRock” in the Prospectus constituting Part A of the Registration Statement and under Part I “Management, Advisory and Other Service Arrangements” and Part II “Management and Other Service Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement for the Registrant, the Registrant is not a party to any management-related service contract.
Item 35.    Undertakings.
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on July 29, 2015.
BIF MULTI-STATE MUNICIPAL SERIES TRUST (Registrant)
By:	/s/ John M. Perlowski
(John M. Perlowski, Chief Executive Officer)
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ John M. Perlowski (John M. Perlowski)	Chief Executive Officer (Principal Executive Officer)	July 29, 2015
/s/ Neal J. Andrews (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 29, 2015
David O. Beim* (David O. Beim)	Trustee
Collette Chilton* (Collette Chilton)	Trustee
Frank J. Fabozzi* (Frank J. Fabozzi)	Trustee
Dr. Matina S. Horner* (Dr. Matina S. Horner)	Trustee
Rodney D. Johnson* (Rodney D. Johnson)	Trustee
Herbert I. London* (Herbert I. London)	Trustee
Cynthia A. Montgomery* (Cynthia A. Montgomery)	Trustee
Joseph P. Platt* (Joseph P. Platt)	Trustee
Robert C. Robb, Jr.* (Robert C. Robb, Jr.)	Trustee
Toby Rosenblatt* (Toby Rosenblatt)	Trustee

Signature	Title	Date
Mark Stalnecker* (Mark Stalnecker)	Trustee
Kenneth L. Urish* (Kenneth L. Urish)	Trustee
Frederick W. Winter* (Frederick W. Winter)	Trustee
Barbara G. Novick* (Barbara G. Novick)	Trustee
*By: /s/ Benjamin Archibald (Benjamin Archibald, Attorney-In-Fact)		July 29, 2015

EXHIBIT INDEX
Exhibits		Description
10	—	Consent of Independent Registered Public Accounting Firm.